                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06637

                                   ----------

                                  The UBS Funds
               (Exact name of registrant as specified in charter)

          51 West 52nd Street, New York, New York         10019-6114
         (Address of principal executive offices)         (Zip code)

                              Mark F. Kemper, Esq.
                           UBS Global Asset Management
                               51 West 52nd Street
                             New York, NY 10019-6114
                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS Global Asset Management LOGO]

THE UBS FUNDS
ANNUAL REPORT

June 30, 2006

TABLE OF CONTENTS

PORTFOLIO MANAGERS' COMMENTARY AND SCHEDULES OF INVESTMENTS
UBS Dynamic Alpha Fund                                                         1
UBS Global Allocation Fund                                                    10
UBS Global Equity Fund                                                        29
UBS International Equity Fund                                                 39
UBS U.S. Large Cap Equity Fund                                                49
UBS U.S. Large Cap Growth Fund                                                57
UBS U.S. Large Cap Value Equity Fund                                          65
UBS U.S. Mid Cap Growth Equity Fund                                           73
UBS U.S. Small Cap Growth Fund                                                81
UBS Absolute Return Bond Fund                                                 89
UBS Global Bond Fund                                                         104
UBS High Yield Fund                                                          116
UBS U.S. Bond Fund                                                           127
STATEMENTS OF ASSETS AND LIABILITIES                                         140
STATEMENTS OF OPERATIONS                                                     144
STATEMENTS OF CHANGES IN NET ASSETS                                          146
FINANCIAL HIGHLIGHTS                                                         150
NOTES TO FINANCIAL STATEMENTS                                                176
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      206
GENERAL INFORMATION                                                          207
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS                             208
TRUSTEE AND OFFICER INFORMATION                                              213
FEDERAL TAX INFORMATION                                                      218

--------------------------------------------------------------------------------

                      This page intentionally left blank.

UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 9.02% (3.07% after the deduction of the maximum sales charge) and Class Y shares returned 9.28%. For purposes of comparison, the Merrill Lynch US Treasury 1-5 Year Index returned 1.02% over the same time period, the MSCI World Free Index (net US) returned 17.27% and the Consumer Price Index (CPI) rose 4.32%. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 3; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The key driver of Fund performance over the reporting period was its exposure to equity markets, particularly overseas. This positioning helped the Fund to perform in line with its CPI + 5% goal during its fiscal year.

EQUITY MARKET EXPOSURE AIDED THE FUND'S PERFORMANCE

One of the Fund's unique characteristics is the separation of market exposures from security exposures. This trait allows the Fund to have greater flexibility in seeking sources of return, consistent with the degree of risk desired. In this manner, capital can be deployed so as to seek the best opportunities from individual securities purchased; meanwhile, derivatives are used to modify the market exposures so as to create the desired positions according to our top-down analyses.

Throughout the reporting period, the majority of security exposures were held in equities, consistent with the greater perceived opportunity available in equities. At the start of the period, 92% of assets were held in various types of equities, primarily larger cap equities of the US and other developed markets, but also including 10% in US small capitalization equities and 10% in emerging markets equities. A substantial portion of the equity market exposure risk, however, was hedged away using derivatives. Thus, at the outset of the period, equity market exposures totaled a net 46%, with key long positions held in the UK, the US, and a basket of emerging markets.

This strategy was generally a positive contributor to performance. While the Fund's individual security selection detracted somewhat from total returns for the fiscal year, it was more than offset by the overall market exposure positioning. The healthiest contributors were the emerging markets, UK and US equity positions, respectively, as most equity markets globally posted solid performance over the past 12 months, aided by improving corporate profitability and robust economic conditions.

As the fiscal year progressed and equity markets rose, our analyses indicated that valuations supporting several equity markets were becoming somewhat stretched. As a result, we whittled back our equity market exposures, such that by the end of the period, our net long position stood at 40%. We still held key long positions in the US, UK and emerging markets, along with short positions in selected markets, including Japan and Canada.

FUND POSITIONING IN FIXED INCOME AND CURRENCY MARKETS ENHANCED RESULTS

We began the reporting period with a bearish outlook for global fixed income markets. Our analysis indicated that bond yields were too low, particularly on longer-dated sovereigns, real return bonds and emerging market debt. Consequently, we entered the period with a net short fixed income position of 27.5%, reflecting our belief that bond prices were overvalued. As the period progressed, yields did in fact rise, sending bond prices down, and thus improving valuations. Against this backdrop, we gradually reduced the size of our short positions in global bonds. At period end, the net short fixed income position was a modest 1.5%, reflecting long positions in a variety of sovereign bond markets offset by short positions in two remaining overpriced markets, emerging markets debt and UK index-linked gilts. Fixed income positioning added to the performance of the Fund during the fiscal year.

Similarly, currency management added incrementally to the Fund's total return. Results were aided most by our long positions in the Swedish krona, the Thai baht, the Singapore dollar and the Swiss franc, and our short position in the New Zealand dollar. At period end, our largest positions were in the Swedish krona, Swiss franc and Taiwan dollar (all long), and the Canadian dollar, euro, and UK pound sterling (all short). The Fund also held smaller positions in six other currencies at period end.


--------------------------------------------------------------------------------
                                                                               1

UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD

Looking ahead, we believe a number of factors could determine the strength of global economies over the remainder of 2006. In the US, as the Federal Reserve Board continues to fight inflation, it may be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, although a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Globally, we believe economic expansion may continue to grow at a trend-like pace. The main determinant for positioning the Fund within particular international equity markets will be valuations, which, as we have seen over the past 12 months, can change quickly. Ultimately, we believe the Fund remains well-positioned to take advantage of those changing conditions, and should continue to benefit from its ability to separately manage market- and security-driven sources of risk.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
2

UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                            1 YEAR    INCEPTION*
                                                             ENDED        TO
                                                           06/30/06    06/30/06
--------------------------------------------------------------------------------
UBS Dynamic Alpha Fund Class A                               9.02%       7.90%
UBS Dynamic Alpha Fund Class B                               8.09        7.03
UBS Dynamic Alpha Fund Class C                               8.15        7.07
UBS Dynamic Alpha Fund Class Y                               9.28        8.15
UBS Dynamic Alpha Fund Class A**                             3.07        3.70
UBS Dynamic Alpha Fund Class B**                             3.09        4.29
UBS Dynamic Alpha Fund Class C**                             7.15        7.07
Merrill Lynch US Treasury 1-5 Year Index***                  1.02        1.45
MSCI World Free Index (net US)****                          17.27       13.29
Consumer Price Index*****                                    4.32        4.47

* INCEPTION DATE OF ALL SHARE CLASSES OF UBS DYNAMIC ALPHA FUND IS 01/27/05. INCEPTION DATE OF THE INDICES, FOR THE PURPOSE OF THIS ILLUSTRATION, IS 01/31/05.

**    RETURNS INCLUDE SALES CHARGES.

*** THE MERRILL LYNCH US TREASURY 1-5 YEAR INDEX: AN UNMANAGED INDEX TRACKING US TREASURY SECURITIES WITH MATURITIES BETWEEN 1 AND 5 YEARS.

**** THE MSCI WORLD FREE INDEX (NET US) IS A BROAD-BASED SECURITIES INDEX THAT REPRESENTS THE US AND DEVELOPED INTERNATIONAL EQUITY MARKETS IN TERMS OF CAPITALIZATION AND PERFORMANCE. IT IS DESIGNED TO PROVIDE A REPRESENTATIVE TOTAL RETURN FOR ALL MAJOR STOCK EXCHANGES LOCATED INSIDE AND OUTSIDE THE UNITED STATES. THIS BENCHMARK HAS BEEN CALCULATED NET OF WITHHOLDING TAX FROM A US PERSPECTIVE.

***** CONSUMER PRICE INDEX (CPI) - PRODUCES MONTHLY DATA ON CHANGES IN THE
      PRICES PAID BY URBAN CONSUMERS FOR A REPRESENTATIVE BASKET OF GOODS AND SERVICES. THE INDEX IS CALCULATED BY THE BUREAU OF LABOR STATISTICS.

      THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                               3

UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $5,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS Dynamic Alpha Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares, the Merrill Lynch US Treasury 1-5 Year Index, MSCI World Free Index (net US) and the Consumer Price Index, if you had invested $10,000 in Class A shares on January 27, 2005 or $5,000,000 in Class Y shares on January 27, 2005, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS DYNAMIC ALPHA FUND CLASS A VS.
MERRILL LYNCH US TREASURY 1-5 YEAR INDEX, MSCI WORLD FREE INDEX (NET US), AND CONSUMER PRICE INDEX

Wealth value with dividends reinvested

                                    [CHART]

             UBS DYNAMIC    MERRILL LYNCH   MSCI WORLD
              ALPHA FUND    US TREASURY     FREE INDEX     CONSUMER
               CLASS A     1-5 YEAR INDEX    (NET US)    PRICE INDEX
             -----------   --------------   ----------   -----------
 1/27/2005     $ 9,450         $10,000        $10,000      $10,000
 1/31/2005     $ 9,471         $10,000        $10,000      $10,000
 2/28/2005     $ 9,594         $ 9,956        $10,320      $10,058
 3/31/2005     $ 9,509         $ 9,946        $10,122      $10,136
 4/30/2005     $ 9,442         $10,027        $ 9,905      $10,205
 5/31/2005     $ 9,537         $10,079        $10,085      $10,194
 6/30/2005     $ 9,660         $10,103        $10,176      $10,199
 7/31/2005     $ 9,896         $10,044        $10,532      $10,246
 8/31/2005     $ 9,887         $10,131        $10,614      $10,299
 9/30/2005     $10,019         $10,080        $10,892      $10,425
10/31/2005     $10,038         $10,061        $10,629      $10,446
11/30/2005     $10,123         $10,099        $10,987      $10,362
12/31/2005     $10,292         $10,144        $11,233      $10,320
 1/31/2006     $10,378         $10,152        $11,737      $10,399
 2/28/2006     $10,407         $10,152        $11,723      $10,420
 3/31/2006     $10,531         $10,153        $11,982      $10,477
 4/30/2006     $10,655         $10,178        $12,350      $10,566
 5/31/2006     $10,512         $10,189        $11,934      $10,619
 6/30/2006     $10,531         $10,206        $11,933      $10,640

1/27/05 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS DYNAMIC ALPHA FUND CLASS Y VS.
MERRILL LYNCH US TREASURY 1-5 YEAR INDEX, MSCI WORLD FREE INDEX (NET US), AND CONSUMER PRICE INDEX

Wealth value with dividends reinvested

                                    [CHART]

             UBS DYNAMIC    MERRILL LYNCH   MSCI WORLD
              ALPHA FUND     US TREASURY    FREE INDEX     CONSUMER
                CLASS Y    1-5 YEAR INDEX    (NET US)    PRICE INDEX
             -----------   --------------   ----------   -----------
 1/27/2005    $5,000,000     $5,000,000     $5,000,000    $5,000,000
 1/31/2005    $5,010,000     $5,000,000     $5,000,000    $5,000,000
 2/28/2005    $5,075,000     $4,978,074     $5,159,967    $5,028,841
 3/31/2005    $5,035,000     $4,972,812     $5,060,807    $5,068,170
 4/30/2005    $4,995,000     $5,013,622     $4,952,494    $5,102,255
 5/31/2005    $5,045,000     $5,039,501     $5,042,592    $5,097,011
 6/30/2005    $5,115,000     $5,051,299     $5,087,940    $5,099,633
 7/31/2005    $5,240,000     $5,022,047     $5,265,960    $5,123,230
 8/31/2005    $5,235,000     $5,065,470     $5,307,039    $5,149,449
 9/30/2005    $5,310,000     $5,040,153     $5,445,762    $5,212,375
10/31/2005    $5,320,000     $5,030,677     $5,314,523    $5,222,863
11/30/2005    $5,365,000     $5,049,459     $5,493,713    $5,180,912
12/31/2005    $5,458,004     $5,071,952     $5,616,665    $5,159,937
 1/31/2006    $5,508,541     $5,075,875     $5,868,365    $5,199,266
 2/28/2006    $5,523,702     $5,076,249     $5,861,466    $5,209,754
 3/31/2006    $5,589,400     $5,076,394     $5,991,044    $5,238,595
 4/30/2006    $5,660,152     $5,089,194     $6,174,773    $5,283,167
 5/31/2006    $5,579,293     $5,094,336     $5,966,995    $5,309,386
 6/30/2006    $5,589,400     $5,102,804     $5,966,606    $5,319,874

1/27/05 = $5,000,000

INDICES ARE STARTED ON 1/31/05.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
4

UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING           EXPENSES PAID         EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
---------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,023.20             $6.02              1.20%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.84              6.01              1.20%

CLASS B   Actual                                   1,000.00         1,018.60              9.96              1.99%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.93              9.94              1.99%

CLASS C   Actual                                   1,000.00         1,019.50              9.86              1.97%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,015.03              9.84              1.97%

CLASS Y   Actual                                   1,000.00         1,024.10              4.62              0.92%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,020.23              4.61              0.92%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                               5

UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                   PERCENTAGE OF
                                     NET ASSETS
------------------------------------------------
BP PLC                                  0.9%
Vodafone Group PLC                      0.8
Royal Bank of Scotland Group PLC        0.6
HBOS PLC                                0.6
Barclays PLC                            0.5
Prudential PLC                          0.4
GlaxoSmithKline PLC                     0.4
Diageo PLC                              0.3
BT Group PLC                            0.3
Royal Dutch Shell PLC                   0.3
------------------------------------------------
Total                                   5.1%

COUNTRY EXPOSURE, TOP FIVE (a)

AS OF JUNE 30, 2006 (UNAUDITED)

                                   PERCENTAGE OF
                                     NET ASSETS
------------------------------------------------
United States                           87.6%
United Kingdom                           8.6
Netherlands                              0.3
Bermuda                                  0.0+
Ireland                                  0.0+
------------------------------------------------
Total                                   96.5%

(a) FIGURES REPRESENT THE COUNTRY BREAKDOWN OF DIRECT INVESTMENTS OF THE UBS DYNAMIC ALPHA FUND. FIGURES WOULD BE DIFFERENT IF A BREAKDOWN OF THE UNDERLYING INVESTMENT COMPANIES' COUNTRY EXPOSURE WERE INCLUDED.

+    AMOUNT REPRESENTS LESS THAN 0.005%.

INDUSTRY DIVERSIFICATION (b)

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

International Equities
Aerospace & Defense                          0.06%
Beverages                                    0.32
Building Products                            0.02
Capital Markets                              0.09
Chemicals                                    0.05
Commercial Banks                             1.88
Commercial Services & Supplies               0.20
Computers & Peripherals                      0.02
Construction & Engineering                   0.05
Construction Materials                       0.14
Containers & Packaging                       0.04
Diversified Commercial Services              0.02
Diversified Financial Services               0.08
Diversified Telecommunication Services       0.30
Electric Utilities                           0.13
Electronic Equipment & Instruments           0.06
Food & Staples Retailing                     0.19
Food Products                                0.03
Health Care Equipment & Supplies             0.05
Hotels, Restaurants & Leisure                0.11
Insurance                                    0.57
Internet & Catalog Retail                    0.15
IT Services                                  0.15
Machinery                                    0.05
Media                                        0.35%
Multi-Utilities & Unregulated Power          0.23
Oil & Gas                                    1.15
Pharmaceuticals                              0.63
Real Estate                                  0.02
Real Estate Management & Development         0.07
Software                                     0.04
Specialty Retail                             0.18
Telecommunications Services                  0.01
Textiles, Apparel & Luxury Goods             0.02
Tobacco                                      0.28
Trading Companies & Distributors             0.19
Water Utilities                              0.06
Wireless Telecommunication Services          0.81
                                           ------
Total International Equities                 8.80*
Investment Companies                        83.58*
Short-Term Investments                       4.06
Options Purchased                            0.17
                                           ------
Total Investments                           96.61
Cash and other assets, less liabilities      3.39
                                           ------
Net Assets                                 100.00%
                                           ======

(b) FIGURES REPRESENT THE INDUSTRY BREAKDOWN OF DIRECT INVESTMENTS OF THE UBS DYNAMIC ALPHA FUND. FIGURES WOULD BE DIFFERENT IF A BREAKDOWN OF THE UNDERLYING INVESTMENT COMPANIES' INDUSTRY DIVERSIFICATION WERE INCLUDED.

--------------------------------------------------------------------------------
* THE FUND HELD LONG POSITIONS IN US TREASURY FUTURES AS WELL AS SHORT POSITIONS IN US STOCK INDEX FUTURES WHICH RESULTED IN A NET DECREASE TO THE FUND'S INVESTMENTS IN INVESTMENT COMPANIES OF 3.52%. FINALLY, THE FUND HELD NET SHORT POSITIONS IN INTERNATIONAL STOCK INDEX FUTURES AND INTERNATIONAL INTEREST RATE FUTURES WHICH DECREASED THE FUND'S INTERNATIONAL EQUITY EXPOSURE BY 7.32%.


--------------------------------------------------------------------------------
6

UBS DYNAMIC ALPHA FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        SHARES         VALUE
                                                      ---------   --------------
INTERNATIONAL EQUITIES -- 8.80%
BERMUDA -- 0.04%
Catlin Group Ltd.                                        85,521   $      680,026
Lancashire Holdings Ltd. (a)                             48,660          274,670
                                                                  --------------
                                                                         954,696
                                                                  --------------
IRELAND -- 0.01%
EcoSecurities Group PLC (a)                             130,580          367,032
                                                                  --------------
NETHERLANDS -- 0.28%
Royal Dutch Shell PLC                                   208,722        7,298,669
                                                                  --------------
UNITED KINGDOM -- 8.47%
Aberdeen Asset Management PLC                           491,709        1,386,634
ACP Capital Ltd. (a)                                    244,193          471,882
Anite Group PLC (a)                                     336,873          406,472
AstraZeneca PLC                                         107,883        6,511,590
Aviva PLC                                               143,005        2,024,325
AWG PLC                                                  66,125        1,464,895
Barclays PLC                                          1,229,238       13,968,242
BP PLC                                                1,916,131       22,340,566
BPP Holdings PLC                                         61,268          447,239
British American Tobacco PLC                            120,206        3,027,521
British Polythene Industries                             43,639          483,780
BT Group PLC                                          1,770,680        7,833,862
Burberry Group PLC                                       76,346          607,070
Cadbury Schweppes PLC                                    86,763          836,706
Carillion PLC                                           140,051          813,205
Cattles PLC                                             269,051        1,638,116
Centaur Media PLC                                       229,206          442,921
Centrica PLC                                            402,763        2,124,512
Chemring Group PLC                                       24,074          520,634
Chesnara PLC                                            153,492          508,069
Compass Group PLC                                       504,441        2,446,300
Computacenter PLC                                        46,496          203,559
Daily Mail & General Trust                              134,264        1,524,445
Davis Service Group PLC                                  38,491          335,780
Diageo PLC                                              499,833        8,406,428
Dignity PLC                                              51,475          454,045
Dimension Data Holdings PLC (a)                         871,122          571,862
DSG International PLC                                   401,109        1,416,706
Electrocomponents PLC                                   246,188        1,055,044
Elementis PLC                                           316,013          460,192
Enodis PLC                                              200,206          799,677
Evolution Group PLC                                     132,531          357,811
Fenner PLC                                              129,205          474,865
Foseco PLC                                              147,290          450,089
Future PLC                                              515,518          376,552
Gallaher Group PLC                                      270,767        4,230,935
Galliford Try PLC                                       225,824          480,233
Georgica PLC (a)                                        209,165          560,843
GlaxoSmithKline PLC                                     344,866        9,636,043
GUS PLC                                                 222,587        3,976,132
Gyrus Group PLC (a)                                      31,707          201,550
Hanson PLC                                              303,830        3,688,496
HBOS PLC                                                928,672       16,142,623
Helphire Group PLC                                       49,425          350,963
Highway Insurance Holdings PLC                          249,497          343,721
HSBC Holdings PLC                                       165,571   $    2,913,245
ICAP PLC                                                 63,643          586,089
Innovata PLC (a)                                        704,234          276,732
Invensys PLC (a)                                      3,674,819        1,308,129
ITV PLC                                               1,190,888        2,378,365
Kesa Electricals PLC                                    175,932          940,214
Kingfisher PLC                                          418,365        1,845,133
Land Securities Group PLC                                54,523        1,808,781
LogicaCMG PLC                                           905,703        2,922,571
Lookers PLC                                              38,245          558,709
Majestic Wine PLC                                        85,274          455,720
Meggitt PLC                                             194,929        1,150,777
Misys PLC                                               226,291          899,683
National Grid PLC                                       363,987        3,937,546
Northgate Information Solutions PLC (a)                 178,612          255,974
Old Mutual PLC                                           67,660          204,253
Phoenix IT Group Ltd.                                    62,494          328,779
Prudential PLC                                          959,014       10,835,527
Quintain Estates & Development PLC                       45,265          540,728
Reed Elsevier PLC                                       373,233        3,768,396
Rentokil Initial PLC                                    664,261        1,916,228
Rexam PLC                                                59,660          582,507
Royal Bank of Scotland Group PLC                        499,585       16,425,743
Scottish & Southern Energy PLC                          163,395        3,477,747
Speedy Hire PLC                                          30,233          489,185
SSL International PLC                                   217,323        1,194,570
Sterling Energy PLC (a)                               1,148,050          530,741
Taylor Nelson Sofres PLC                                140,648          606,001
Tesco PLC                                               741,878        4,582,082
Travis Perkins PLC                                       17,995          503,471
Ultra Electronics Holdings                               23,548          421,515
Vanco PLC (a)                                            44,769          397,377
Vodafone Group PLC                                    9,813,814       20,915,230
Wolseley PLC                                            221,494        4,886,369
Yule Catto & Co. PLC                                    107,881          453,349
                                                                  --------------
                                                                     222,100,601
                                                                  --------------
Total International Equities
   (Cost $223,918,994)                                               230,720,998
                                                                  --------------

INVESTMENT COMPANIES* -- 83.58%
UBS Emerging Markets Equity
   Relationship Fund                                  8,429,413      195,498,312
UBS International Equity
   Relationship Fund                                 44,996,321      752,513,966
UBS Small Cap Equity
   Relationship Fund                                  4,024,500      169,249,160
UBS U.S. Equity Alpha
   Relationship Fund                                 24,777,122      264,889,737
UBS U.S. Large Cap Equity
   Relationship Fund                                 35,162,842      642,474,353
UBS U.S. Large Cap Growth
   Equity Relationship Fund                          16,957,231      166,243,607
                                                                  --------------
Total Investment Companies
   (Cost $2,059,227,436)                                           2,190,869,135
                                                                  --------------


--------------------------------------------------------------------------------
                                                                               7

UBS DYNAMIC ALPHA FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES        VALUE
                                                      -----------   ------------
SHORT-TERM INVESTMENTS -- 4.06%
INVESTMENT COMPANY* -- 1.04%
UBS U.S. Cash Management
   Prime Relationship Fund,
   yield of 5.20%                                      27,133,225   $ 27,133,225
                                                                    ------------

                                                          FACE
                                                         AMOUNT
                                                      -----------
US GOVERNMENT OBLIGATION -- 3.02%
US Treasury Bills,
   yield of 4.06%, due 07/06/06 (b)                   $79,255,000     79,195,965
                                                                    ------------
Total Short-Term Investments
   (Cost $106,339,608)                                               106,329,190
                                                                    ------------

                                                      NUMBER OF
                                                      CONTRACTS        VALUE
                                                      ---------   --------------
OPTIONS PURCHASED -- 0.17%
CALL OPTIONS (a) -- 0.17%
FTSE-100 Index, strike @ GBP 5,925,
   expires September 2006
   (Cost $3,479,606)                                      2,352   $    4,458,051
                                                                  --------------
Total Investments -- 96.61%
   (Cost $2,392,965,644)                                           2,532,377,374
Cash and other assets,
   less liabilities -- 3.39%                                          88,760,542
                                                                  --------------
Net Assets -- 100.00%                                             $2,621,137,916
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $2,394,192,731; and net unrealized appreciation consisted of:

Gross unrealized appreciation                      $145,850,777
Gross unrealized depreciation                        (7,666,134)
                                                   ------------
Net unrealized appreciation                        $138,184,643
                                                   ============

(a)  Non-income producing security.

(b) All or portion of this security was pledged to cover margin requirements for futures contracts and written options.

*    Investment in affiliated mutual fund.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Dynamic Alpha Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                                      UNREALIZED
                                                      CONTRACTS        IN EXCHANGE       MATURITY    APPRECIATION/
                                                     TO DELIVER            FOR             DATES    (DEPRECIATION)
                                                   --------------   ------------------   --------   --------------
Australian Dollar                                      21,975,000    USD    16,777,913   11/27/06    $   477,956
Brazilian Real                                         43,660,000    USD    19,908,801   08/23/06       (123,262)
British Pound                                         157,580,000    USD   297,991,659   11/27/06      5,604,596
British Pound                                         138,842,894    USD   253,230,000   11/27/06     (4,390,675)
Canadian Dollar                                       238,060,000    USD   213,840,433   11/27/06       (329,271)
Czech Koruna                                        2,285,290,000    EUR    80,533,185   11/27/06         98,551
Euro                                                   84,526,335    JPY12,193,600,000   11/27/06       (347,469)
Euro                                                  339,840,000    USD   438,961,133   11/27/06        163,502
Euro                                                   23,075,000    USD    29,758,212   11/27/06        (35,971)
Japanese Yen                                       15,531,700,000    USD   143,703,594   11/27/06      5,128,881
Mexican Peso                                           66,920,000    USD     5,915,690   11/27/06         63,456
South Korean Won                                   97,784,000,000    USD   101,701,015   08/23/06     (1,529,849)
South Korean Won                                   26,066,000,000    USD    27,585,988   08/23/06         68,034
South African Rand                                     70,180,000    USD    10,848,160   11/27/06      1,160,487
United States Dollar                                  127,942,267    CHF   151,760,000   11/27/06     (1,822,027)
United States Dollar                                  170,305,562    SEK 1,227,290,000   11/27/06      2,281,541
United States Dollar                                   76,356,366    SGD   119,345,000   11/27/06       (410,978)
United States Dollar                                   91,910,639    THB 3,507,310,000   11/27/06        (62,847)
United States Dollar                                  181,603,686    TWD 5,791,000,000   08/23/06     (1,657,442)
                                                                                                     -----------
Net unrealized appreciation on forward foreign currency contracts                                    $ 4,337,213
                                                                                                     ===========

Currency Type Abbreviations

CHF   Swiss Franc
EUR   Euro
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
THB   Thailand Baht
TWD   New Taiwan Dollar
USD   United States Dollar


--------------------------------------------------------------------------------
8

UBS DYNAMIC ALPHA FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

FUTURES CONTRACTS

UBS Dynamic Alpha Fund had the following open futures contracts as of June 30, 2006:

                                                                                                              UNREALIZED
                                                               EXPIRATION         COST/         CURRENT     APPRECIATION/
                                                                  DATES         PROCEEDS         VALUE      (DEPRECIATION)
                                                             --------------   ------------   ------------   --------------
US TREASURY FUTURES BUY CONTRACTS:
10 Year US Treasury Notes, 1,860 contracts (USD)             September 2006   $196,045,133   $195,038,438    $ (1,006,695)

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 964 contracts (EUR)                    July 2006    104,882,885    108,676,991       3,794,105
MSCI Taiwan Index, 702 contracts (USD)                            July 2006     18,724,530     19,494,540         770,010

INTEREST RATE FUTURES BUY CONTRACTS:
Australian 10 Year Bond, 1,400 contracts (AUD)               September 2006    755,789,625    754,720,376      (1,069,249)
Euro-Bund, 1,060 contracts (EUR)                             September 2006    157,161,152    156,350,050        (811,102)
Japanese 10 Year Bond, 20 contracts (JPY)                    September 2006     23,061,127     23,007,690         (53,437)
Long Gilt, 525 contracts (GBP)                               September 2006    106,891,809    105,723,387      (1,168,423)

INDEX FUTURES SALE CONTRACTS:
CAC 40 Euro Index, 1,143 contracts (EUR)                     September 2006     68,036,226     73,002,681      (4,966,455)
DAX Index, 620 contracts (EUR)                               September 2006    105,815,114    113,529,438      (7,714,324)
DJ Euro STOXX 50 Index, 3,329 contracts (EUR)                September 2006    148,600,461    155,926,403      (7,325,942)
FTSE-100 Index, 1,844 contracts (GBP)                        September 2006    195,753,820    198,628,119      (2,874,299)
Hang Seng Index, 282 contracts (HKD)                              July 2006     28,389,631     29,624,107      (1,234,476)
IBEX 35 Index, 198 contracts (EUR)                                July 2006     27,299,354     29,170,820      (1,871,466)
NIKKEI 225 Index, 1,929 contracts (JPY)                      September 2006    262,778,576    261,436,473       1,342,103
OMXS 30 Index, 3,923 contracts (SEK)                              July 2006     50,752,966     52,207,639      (1,454,673)
Russell 2000 Index, 432 contracts (USD)                      September 2006    148,957,417    158,004,000      (9,046,583)
S&P MIB Index, 116 contracts (EUR)                           September 2006     26,278,809     27,204,345        (925,536)
S&P Toronto Stock Exchange 60 Index, 1,401 contracts (CAD)   September 2006    158,678,769    164,912,120      (6,233,351)
S&P 500 Index, 892 contracts (USD)                           September 2006    277,666,515    285,306,200      (7,639,685)
SPI 200 Index, 828 contracts (AUD)                           September 2006     73,518,352     78,141,424      (4,623,072)

INTEREST RATE FUTURES SALE CONTRACT:
Canadian 10 Year Bond, 116 contracts (CAD)                   September 2006     11,661,460     11,464,911         196,549
                                                                                                             ------------
   Net unrealized depreciation on futures contracts                                                          $(53,916,001)
                                                                                                             ============

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures contracts at June 30, 2006 was $136,541,350.

WRITTEN OPTIONS
PUT OPTIONS WRITTEN

NUMBER OF
CONTRACTS                                                                                                         VALUE
-------------------------------------------------------------------------------------------------------------------------
2,627   FTSE-100 Index, strike @ GBP 5,475, expires September 2006 (premiums received $3,766,496)              $2,914,709
                                                                                                               ==========

Currency Type Abbreviations:

AUD   Australian Dollar
CAD   Canadian Dollar
EUR   Euro
GBP   British Pound
HKD   Hong Kong Dollar
JPY   Japanese Yen
SEK   Swedish Krona
USD   United States Dollar


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                               9

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS Global Allocation Fund (the "Fund") returned 9.72% (3.66% after the deduction of the maximum sales charge) and Class Y shares returned 9.98%. During the same time period, the GSMI Mutual Fund Index (the "Index") returned 10.58%, while the MSCI World Free Index (net US) returned 17.27% and the Citigroup World Government Bond Index declined 0.36%. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 12; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The past year represented a rather mixed period for global markets. International equities continued to post solid returns, as economies around the globe benefited from a broad-based period of economic expansion. That economic growth, however, led a number of central banks to raise short-term interest rates during the reporting period, particularly in the United States. This put significant downward pressure on bond prices, as both short- and long-term interest rates climbed higher throughout the reporting period. During this time, the Fund's increased exposure to equities and reduced allocation to fixed income securities benefited performance.

GLOBAL STOCK PERFORMANCE REMAINED STRONG

Over the course of the Fund's fiscal year, returns were solid on an absolute basis within its equity holdings, although the Fund did lag the Index on a relative basis. International equities continued to capture investors' attention, as new money flowed into global stock funds at a booming rate. At the same time, investors seemed to have an insatiable appetite for risk--high volatility stocks, both globally and in the United States, were the best performers over the period. The Fund typically avoids those types of stocks, as we believe the risk they entail to be disproportionate to their potential returns over the long term.

The equity portion of the Fund's portfolio is constructed through a combination of top-down and bottom-up processes. After identifying those countries and regions that represent attractive valuations, we analyze sectors and industries on a company-by-company basis. Over the reporting period, our stock selection detracted from total returns, particularly in Europe, as those higher volatility stocks rallied. Although collectively only accounting for around 2% of the Fund's invested assets, holdings in Austria, France, Finland and Denmark all trailed the Index's positions in those countries by significant margins. Stock selection was better in other parts of the Continent, including Norway, Sweden and Belgium.

At the beginning of the Fund's fiscal year, the portfolio's tactical allocation to equities was neutral versus the Index, with 22% of net assets invested in international equities and 40% in US stocks. As the period progressed, we increased that weighting, partly because equities appeared more attractive, but also because we found bonds to be overvalued. At period end our exposure to equities represented a moderate 2% overweight, composed of an underweight to international equities (18% of net assets), and an overweight to US stocks (46% of net assets). We generally believed that on a top-down basis, markets overseas had become overvalued relative to their domestic counterparts, and consequentially, we concentrated the Fund's equity exposure in the US. This helped Fund performance over the short term, as international equities have struggled since the beginning of May, and we believe there are currently more attractive opportunities and valuations in the US market than on the international stage.

GLOBAL BOND MARKETS STRUGGLED AS INTEREST RATES CLIMBED HIGHER

As discussed above, steadily climbing interest rates created a challenging environment for fixed income investors, not only in the United States, but also in Europe. After two and a half years of leaving short-term interest rates unchanged, the European Central Bank hiked rates three times during the reporting period. The Bank of Japan, meanwhile, signaled that the zero-rate policy that has been in effect for years may be coming to an end. Bank lending increased notably during the period, as businesses and consumers moved to take advantage of the current lending environment before rates increase.

We maintained a defensive posture throughout the reporting period in anticipation of this kind of a rising rate environment. From a duration perspective, we remained short versus the Index throughout the year, although we increased the Fund's duration


--------------------------------------------------------------------------------
10

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

recently. We believed that yields had risen enough in a number of bond markets to warrant reducing the size of our underweight positions. The Fund's shorter duration contributed positively to relative performance during the period.

In terms of exposure, we maintained an underweight allocation to bonds in the aggregate during the reporting period. The total underweight to fixed income was 6%. Two percent of the underweight was in Japanese government bonds, reflecting our valuation analysis, which showed Japanese government bonds among the most expensive of bond markets despite recent poor performance. The other 4% of the underweight is evenly divided between high yield bonds and emerging market debt, both of which remain significantly overvalued.

We continue to view currencies in emerging Asia as undervalued. This is reflected by our 3% overweight positions in the Singapore dollar and the Thai baht. In aggregate, the portfolio is underweighted 3% to the UK pound sterling, 7% to the US dollar, 7% to the euro and 2% to the Canadian dollar. The portfolio's overweights also include 4% to the Japanese yen, 5% to the Swedish krona and 4% to the Swiss franc. On the whole, the Fund's active currency management contributed positively to performance during the period.

OUTLOOK FOR GLOBAL ECONOMIES REMAINS POSITIVE

Our analysis calls for trend-like growth in most of the world's developed economies over the coming months. In the US, inflation, a cooling housing market and high energy prices are areas we will continue to monitor closely, as they may impact economic stability over the next several quarters. While we currently find equities more attractive than bonds, the Fund is closer to a "neutral" weighting now than at the beginning of the reporting period, and should yields continue to rise, particularly among longer-dated securities, we may increase our fixed income weighting further. With limited top-down investment opportunities available, we believe the active asset allocation, currency management and bottom-up stock selection that the Fund utilizes should position it well over the months ahead.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
                                                                              11

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                               1 YEAR     5 YEARS   10 YEARS   INCEPTION*
                                                ENDED      ENDED      ENDED        TO
                                              06/30/06   06/30/06   06/30/06    06/30/06
-----------------------------------------------------------------------------------------
UBS Global Allocation Fund Class A              9.72%      9.72%       N/A         7.18%
UBS Global Allocation Fund Class B              8.81        N/A        N/A         9.56
UBS Global Allocation Fund Class C              8.82        N/A        N/A         9.74
UBS Global Allocation Fund Class Y              9.98       9.95       8.53%        9.05
UBS Global Allocation Fund Class A**            3.66       8.48        N/A         6.51
UBS Global Allocation Fund Class B**            3.81        N/A        N/A         9.24
UBS Global Allocation Fund Class C**            7.82        N/A        N/A         9.74
Russell 3000 Index***                           9.57       3.53       8.52        10.74
GSMI Mutual Fund Index****                     10.58       7.15       7.63         9.02
MSCI World Free Index (net US)*****            17.27       6.03       7.19         9.12
Citigroup World Government Bond Index******    -0.36       8.51       5.43         6.02

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND, FOR PURPOSES OF THIS ILLUSTRATION, THE INDICES, IS 08/31/92.

**     RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 3000 INDEX REPRESENTS A BROAD US EQUITIES UNIVERSE REPRESENTING APPROXIMATELY 98% OF THE MARKET. IT IS DESIGNED TO PROVIDE A REPRESENTATIVE INDICATION OF THE CAPITALIZATION AND RETURN FOR THE US EQUITY MARKET.

**** THE GSMI MUTUAL FUND INDEX IS AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED CURRENTLY AS FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX-USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US INDEX (IN USD); 2% J.P. MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX. ON DECEMBER 1, 2003, THE 40% RUSSELL 3000 INDEX REPLACED THE 40% WILSHIRE 5000 INDEX, AND ON JUNE 1, 2005 THE 3% MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX REPLACED THE 3% MERRILL LYNCH US HIGH YIELD CASH PAY INDEX.

***** THE MSCI WORLD FREE INDEX (NET US) IS A BROAD-BASED SECURITIES INDEX THAT REPRESENTS THE US AND DEVELOPED INTERNATIONAL EQUITY MARKETS IN TERMS OF CAPITALIZATION AND PERFORMANCE. IT IS DESIGNED TO PROVIDE A REPRESENTATIVE TOTAL RETURN FOR ALL MAJOR STOCK EXCHANGES LOCATED INSIDE AND OUTSIDE THE UNITED STATES. THIS BENCHMARK HAS BEEN CALCULATED NET OF WITHHOLDING TAX FROM A US PERSPECTIVE.

****** THE CITIGROUP WORLD GOVERNMENT BOND INDEX (WGBI) REPRESENTS THE BROAD
       GLOBAL FIXED INCOME MARKETS AND INCLUDES DEBT ISSUES OF US AND MOST DEVELOPED INTERNATIONAL GOVERNMENTS, GOVERNMENTAL ENTITIES AND SUPRANATIONALS.

       THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
12

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS Global Allocation Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares, the Russell 3000 Index, GSMI Mutual Fund Index, the MSCI World Free Index (net US) and the Citigroup World Government Bond Index, if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS GLOBAL ALLOCATION FUND CLASS A VS. RUSSELL 3000 INDEX, GSMI MUTUAL FUND INDEX, MSCI WORLD FREE INDEX (NET US) AND CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth value with dividends reinvested

                                     [CHART]

              UBS GLOBAL    RUSSELL      GSMI      MSCI WORLD   CITIGROUP WORLD
              ALLOCATION      3000      MUTUAL     FREE INDEX      GOVERNMENT
             FUND CLASS A    INDEX    FUND INDEX    (NET US)       BOND INDEX
             ------------   -------   ----------   ----------   ---------------
 6/30/1997      $ 9,453     $10,000     $10,000     $10,000         $10,000
 7/31/1997      $ 9,748     $10,784     $10,398     $10,462         $ 9,922
 8/31/1997      $ 9,489     $10,347     $10,017     $ 9,754         $ 9,916
 9/30/1997      $ 9,791     $10,933     $10,451     $10,284         $10,127
10/31/1997      $ 9,496     $10,566     $10,114     $ 9,744         $10,338
11/30/1997      $ 9,510     $10,971     $10,204     $ 9,914         $10,180
12/31/1997      $ 9,622     $11,190     $10,327     $10,036         $10,149
 1/31/1998      $ 9,725     $11,248     $10,466     $10,317         $10,248
 2/28/1998      $10,082     $12,053     $10,972     $11,015         $10,331
 3/31/1998      $10,312     $12,650     $11,283     $11,479         $10,228
 4/30/1998      $10,320     $12,775     $11,394     $11,591         $10,392
 5/31/1998      $10,264     $12,459     $11,233     $11,450         $10,416
 6/30/1998      $10,200     $12,881     $11,376     $11,718         $10,432
 7/31/1998      $10,176     $12,647     $11,317     $11,700         $10,445
 8/31/1998      $ 9,360     $10,710     $10,172     $10,141         $10,729
 9/30/1998      $ 9,656     $11,440     $10,523     $10,321         $11,300
10/31/1998      $10,000     $12,308     $11,151     $11,256         $11,634
11/30/1998      $10,272     $13,061     $11,607     $11,926         $11,470
12/31/1998      $10,391     $13,891     $12,026     $12,506         $11,701
 1/31/1999      $10,409     $14,363     $12,193     $12,781         $11,593
 2/28/1999      $10,144     $13,855     $11,869     $12,441         $11,221
 3/31/1999      $10,303     $14,363     $12,244     $12,957         $11,249
 4/30/1999      $10,726     $15,011     $12,670     $13,470         $11,245
 5/31/1999      $10,532     $14,726     $12,350     $12,974         $11,056
 6/30/1999      $10,656     $15,470     $12,727     $13,577         $10,862
 7/31/1999      $10,629     $15,001     $12,659     $13,537         $11,129
 8/31/1999      $10,452     $14,830     $12,624     $13,512         $11,180
 9/30/1999      $10,300     $14,451     $12,570     $13,385         $11,354
10/31/1999      $10,283     $15,358     $13,019     $14,080         $11,348
11/30/1999      $10,327     $15,788     $13,324     $14,475         $11,229
12/31/1999      $10,514     $16,795     $14,052     $15,648         $11,202
 1/31/2000      $10,193     $16,137     $13,579     $14,753         $10,964
 2/29/2000      $10,051     $16,286     $13,822     $14,791         $10,885
 3/31/2000      $10,391     $17,562     $14,362     $15,815         $11,222
 4/30/2000      $10,382     $16,943     $13,786     $15,145         $10,855
 5/31/2000      $10,410     $16,467     $13,501     $14,762         $10,940
 6/30/2000      $10,570     $16,955     $13,994     $15,259         $11,206
 7/31/2000      $10,523     $16,655     $13,745     $14,829         $11,016
 8/31/2000      $10,646     $17,890     $14,221     $15,312         $10,934
 9/30/2000      $10,467     $17,080     $13,767     $14,498         $10,912
10/31/2000      $10,448     $16,837     $13,512     $14,256         $10,773
11/30/2000      $10,552     $15,285     $12,875     $13,389         $10,987
12/31/2000      $11,164     $15,542     $13,193     $13,601         $11,381
 1/31/2001      $11,464     $16,074     $13,532     $13,865         $11,366
 2/28/2001      $11,254     $14,605     $12,773     $12,695         $11,362
 3/31/2001      $10,854     $13,653     $12,161     $11,860         $11,034
 4/30/2001      $11,154     $14,748     $12,748     $12,738         $10,995
 5/31/2001      $11,174     $14,866     $12,737     $12,577         $10,962
 6/30/2001      $11,094     $14,592     $12,518     $12,182         $10,861
 7/31/2001      $11,114     $14,352     $12,445     $12,022         $11,135
 8/31/2001      $11,134     $13,505     $12,162     $11,446         $11,554
 9/30/2001      $10,494     $12,313     $11,403     $10,437         $11,639
10/31/2001      $10,754     $12,600     $11,662     $10,638         $11,731
11/30/2001      $11,234     $13,570     $12,120     $11,268         $11,566
12/31/2001      $11,379     $13,761     $12,204     $11,340         $11,268
 1/31/2002      $11,313     $13,589     $12,017     $10,997         $11,060
 2/28/2002      $11,401     $13,311     $11,973     $10,902         $11,117
 3/31/2002      $11,741     $13,894     $12,316     $11,384         $11,086
 4/30/2002      $11,840     $13,166     $12,196     $11,000         $11,483
 5/31/2002      $11,950     $13,013     $12,226     $11,023         $11,808
 6/30/2002      $11,632     $12,076     $11,791     $10,355         $12,378
 7/31/2002      $11,017     $11,116     $11,136     $ 9,483         $12,500
 8/31/2002      $11,160     $11,169     $11,245     $ 9,501         $12,718
 9/30/2002      $10,194     $ 9,995     $10,527     $ 8,457         $12,857
10/31/2002      $10,743     $10,791     $10,990     $ 9,083         $12,804
11/30/2002      $11,257     $11,444     $11,419     $ 9,573         $12,820
12/31/2002      $11,039     $10,797     $11,194     $ 9,111         $13,465
 1/31/2003      $10,810     $10,533     $11,020     $ 8,835         $13,649
 2/28/2003      $10,707     $10,360     $10,946     $ 8,683         $13,840
 3/31/2003      $10,741     $10,469     $10,954     $ 8,657         $13,883
 4/30/2003      $11,521     $11,323     $11,640     $ 9,427         $14,049
 5/31/2003      $12,082     $12,007     $12,217     $ 9,968         $14,658
 6/30/2003      $12,254     $12,169     $12,361     $10,143         $14,422
 7/31/2003      $12,346     $12,448     $12,435     $10,350         $13,993
 8/31/2003      $12,529     $12,724     $12,668     $10,574         $13,917
 9/30/2003      $12,713     $12,586     $12,860     $10,640         $14,706
10/31/2003      $13,206     $13,347     $13,365     $11,273         $14,632
11/30/2003      $13,401     $13,531     $13,554     $11,446         $14,879
12/31/2003      $14,072     $14,150     $14,164     $12,167         $15,472
 1/31/2004      $14,189     $14,445     $14,375     $12,364         $15,513
 2/29/2004      $14,421     $14,640     $14,576     $12,574         $15,537
 3/31/2004      $14,398     $14,466     $14,582     $12,492         $15,760
 4/30/2004      $14,084     $14,167     $14,183     $12,239         $15,085
 5/31/2004      $14,130     $14,373     $14,263     $12,355         $15,203
 6/30/2004      $14,339     $14,659     $14,481     $12,612         $15,236
 7/31/2004      $14,049     $14,104     $14,190     $12,203         $15,158
 8/31/2004      $14,316     $14,162     $14,353     $12,259         $15,517
 9/30/2004      $14,595     $14,380     $14,599     $12,494         $15,736
10/31/2004      $14,955     $14,616     $14,906     $12,802         $16,201
11/30/2004      $15,535     $15,296     $15,489     $13,478         $16,785
12/31/2004      $16,064     $15,841     $15,948     $13,996         $17,073
 1/31/2005      $15,823     $15,419     $15,706     $13,683         $16,834
 2/28/2005      $16,173     $15,758     $16,034     $14,121         $16,858
 3/31/2005      $15,895     $15,492     $15,750     $13,849         $16,633
 4/30/2005      $15,726     $15,155     $15,580     $13,553         $16,880
 5/31/2005      $15,907     $15,729     $15,855     $13,799         $16,539
 6/30/2005      $16,076     $15,839     $15,987     $13,924         $16,395
 7/31/2005      $16,426     $16,489     $16,360     $14,411         $16,235
 8/31/2005      $16,510     $16,332     $16,480     $14,523         $16,527
 9/30/2005      $16,655     $16,475     $16,683     $14,903         $16,211
10/31/2005      $16,450     $16,166     $16,338     $14,544         $15,916
11/30/2005      $16,727     $16,796     $16,728     $15,034         $15,722
12/31/2005      $17,054     $16,811     $16,997     $15,370         $15,900
 1/31/2006      $17,537     $17,373     $17,554     $16,059         $16,105
 2/28/2006      $17,537     $17,404     $17,568     $16,040         $16,022
 3/31/2006      $17,703     $17,705     $17,755     $16,395         $15,835
 4/30/2006      $18,059     $17,897     $18,103     $16,898         $16,213
 5/31/2006      $17,626     $17,324     $17,689     $16,329         $16,510
 6/30/2006      $17,639     $17,355     $17,678     $16,328         $16,337

6/30/97 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS GLOBAL ALLOCATION FUND CLASS Y VS. RUSSELL 3000 INDEX, GSMI MUTUAL FUND INDEX, MSCI WORLD FREE INDEX (NET US) AND CITIGROUP WORLD GOVERNMENT BOND INDEX

Wealth value with dividends reinvested

                                     [CHART]

              UBS GLOBAL      RUSSELL         GSMI       MSCI WORLD   CITIGROUP WORLD
              ALLOCATION        3000         MUTUAL      FREE INDEX      GOVERNMENT
             FUND CLASS Y      INDEX       FUND INDEX     (NET US)       BOND INDEX
             ------------   -----------   -----------   -----------   ---------------
 8/31/1992    $10,000,000   $10,000,000   $10,000,000   $10,000,000     $10,000,000
 9/30/1992    $10,130,000   $10,134,001   $10,053,141   $ 9,914,235     $10,100,000
10/31/1992    $10,070,000   $10,234,327   $ 9,975,142   $ 9,646,793     $ 9,825,280
11/30/1992    $10,220,000   $10,655,981   $10,174,282   $ 9,818,841     $ 9,669,058
12/31/1992    $10,329,253   $10,846,298   $10,307,902   $ 9,902,175     $ 9,727,459
 1/31/1993    $10,481,154   $10,952,266   $10,423,872   $ 9,935,544     $ 9,897,690
 2/28/1993    $10,683,689   $11,023,565   $10,554,580   $10,171,106     $10,092,674
 3/31/1993    $10,811,423   $11,298,713   $10,873,288   $10,759,903     $10,248,101
 4/30/1993    $10,862,228   $10,999,636   $10,939,188   $11,257,867     $10,464,336
 5/31/1993    $10,974,001   $11,315,545   $11,168,718   $11,516,071     $10,568,980
 6/30/1993    $11,075,668   $11,389,436   $11,193,156   $11,419,938     $10,546,362
 7/31/1993    $11,106,236   $11,369,960   $11,271,259   $11,653,686     $10,575,892
 8/31/1993    $11,340,587   $11,812,137   $11,663,283   $12,197,696     $10,894,226
 9/30/1993    $11,340,837   $11,810,721   $11,652,776   $11,974,517     $11,023,868
10/31/1993    $11,433,290   $11,979,614   $11,821,546   $12,306,669     $11,005,127
11/30/1993    $11,310,020   $11,794,529   $11,530,453   $11,606,117     $10,926,990
12/31/1993    $11,480,543   $12,025,701   $11,798,011   $12,169,705     $11,019,323
 1/31/1994    $11,735,903   $12,393,687   $12,187,622   $12,972,518     $11,107,478
 2/28/1994    $11,523,103   $12,093,636   $12,003,858   $12,802,124     $11,035,279
 3/31/1994    $11,182,624   $11,565,145   $11,599,043   $12,250,579     $11,019,830
 4/30/1994    $11,225,184   $11,697,450   $11,726,135   $12,636,243     $11,031,952
 5/31/1994    $11,246,463   $11,826,005   $11,763,362   $12,673,670     $10,934,871
 6/30/1994    $11,161,405   $11,502,445   $11,648,185   $12,636,541     $11,092,334
 7/31/1994    $11,321,924   $11,859,136   $11,890,412   $12,878,454     $11,181,072
 8/31/1994    $11,568,052   $12,375,838   $12,203,865   $13,267,649     $11,141,938
 9/30/1994    $11,396,832   $12,112,482   $12,011,540   $12,917,359     $11,222,160
10/31/1994    $11,375,430   $12,312,579   $12,199,461   $13,288,992     $11,401,715
11/30/1994    $11,225,612   $11,863,170   $11,852,319   $12,716,242     $11,244,370
12/31/1994    $11,263,719   $12,047,049   $11,965,816   $12,836,968     $11,275,855
 1/31/1995    $11,394,819   $12,311,121   $12,087,076   $12,648,527     $11,512,648
 2/28/1995    $11,678,870   $12,814,030   $12,412,519   $12,836,295     $11,807,371
 3/31/1995    $11,831,821   $13,132,715   $12,812,238   $13,455,568     $12,508,730
 4/30/1995    $12,061,247   $13,475,872   $13,111,579   $13,926,271     $12,740,141
 5/31/1995    $12,443,623   $13,965,047   $13,440,502   $14,051,936     $13,099,413
 6/30/1995    $12,564,233   $14,368,916   $13,645,479   $14,047,301     $13,176,699
 7/31/1995    $12,840,978   $14,945,972   $14,070,511   $14,750,610     $13,208,323
 8/31/1995    $13,007,025   $15,078,692   $14,021,307   $14,421,395     $12,753,958
 9/30/1995    $13,228,421   $15,662,991   $14,396,480   $14,847,378     $13,038,370
10/31/1995    $13,328,050   $15,527,662   $14,305,945   $14,616,727     $13,134,854
11/30/1995    $13,715,493   $16,216,315   $14,734,096   $15,126,183     $13,283,279
12/31/1995    $13,982,394   $16,481,127   $15,006,155   $15,570,077     $13,422,753
 1/31/1996    $14,242,642   $16,959,574   $15,251,151   $15,861,185     $13,257,653
 2/29/1996    $14,183,494   $17,209,728   $15,294,694   $15,957,652     $13,190,039
 3/31/1996    $14,289,959   $17,382,685   $15,425,315   $16,222,575     $13,171,573
 4/30/1996    $14,479,230   $17,712,262   $15,690,984   $16,603,712     $13,118,886
 5/31/1996    $14,526,548   $18,165,519   $15,807,463   $16,616,997     $13,121,510
 6/30/1996    $14,622,688   $18,106,859   $15,839,639   $16,705,557     $13,225,171
 7/31/1996    $14,407,296   $17,158,965   $15,423,367   $16,115,171     $13,479,094
 8/31/1996    $14,634,654   $17,679,568   $15,672,347   $16,305,745     $13,531,662
 9/30/1996    $15,113,302   $18,641,336   $16,188,278   $16,945,108     $13,587,142
10/31/1996    $15,364,592   $18,982,099   $16,349,984   $17,061,756     $13,841,221
11/30/1996    $15,962,901   $20,321,039   $17,037,596   $18,023,604     $14,023,926
12/31/1996    $15,954,243   $20,076,293   $16,885,795   $17,737,146     $13,910,332
 1/31/1997    $16,152,679   $21,187,275   $17,133,000   $17,954,575     $13,538,926
 2/28/1997    $16,298,199   $21,210,432   $17,213,653   $18,159,217     $13,437,384
 3/31/1997    $16,046,846   $20,250,661   $16,835,183   $17,795,786     $13,335,260
 4/30/1997    $16,218,824   $21,248,161   $17,175,980   $18,379,564     $13,217,909
 5/31/1997    $16,893,506   $22,699,381   $18,044,329   $19,516,874     $13,577,437
 6/30/1997    $17,369,752   $23,643,048   $18,690,356   $20,487,775     $13,739,009
 7/31/1997    $17,925,373   $25,496,546   $19,434,054   $21,433,396     $13,631,844
 8/31/1997    $17,462,356   $24,462,429   $18,721,607   $19,982,810     $13,623,665
 9/30/1997    $18,004,747   $25,849,536   $19,532,767   $21,069,236     $13,913,849
10/31/1997    $17,475,585   $24,981,273   $18,902,845   $19,963,263     $14,203,257
11/30/1997    $17,515,272   $25,937,751   $19,071,528   $20,312,410     $13,985,947
12/31/1997    $17,708,679   $26,457,305   $19,300,734   $20,560,621     $13,943,989
 1/31/1998    $17,913,066   $26,594,421   $19,560,718   $21,137,439     $14,079,246
 2/28/1998    $18,570,024   $28,496,856   $20,507,467   $22,567,143     $14,193,288
 3/31/1998    $18,993,397   $29,909,186   $21,088,718   $23,516,941     $14,052,774
 4/30/1998    $19,022,596   $30,203,258   $21,296,168   $23,746,880     $14,277,618
 5/31/1998    $18,920,402   $29,457,927   $20,995,717   $23,458,746     $14,310,457
 6/30/1998    $18,807,910   $30,453,986   $21,262,338   $24,007,423     $14,331,923
 7/31/1998    $18,763,725   $29,901,032   $21,151,367   $23,971,196     $14,350,554
 8/31/1998    $17,261,449   $25,320,595   $19,011,382   $20,776,010     $14,740,890
 9/30/1998    $17,806,393   $27,047,832   $19,668,449   $21,145,733     $15,525,105
10/31/1998    $18,454,433   $29,100,930   $20,842,113   $23,060,405     $15,984,648
11/30/1998    $18,969,920   $30,880,792   $21,694,071   $24,433,827     $15,759,265
12/31/1998    $19,182,637   $32,843,517   $22,476,174   $25,621,622     $16,076,025
 1/31/1999    $19,215,150   $33,959,284   $22,788,253   $26,184,594     $15,928,126
 2/28/1999    $18,743,712   $32,756,413   $22,183,964   $25,488,800     $15,416,833
 3/31/1999    $19,052,585   $33,958,337   $22,884,800   $26,546,115     $15,455,376
 4/30/1999    $19,832,896   $35,491,150   $23,680,778   $27,597,018     $15,449,194
 5/31/1999    $19,475,254   $34,816,617   $23,081,670   $26,580,372     $15,189,647
 6/30/1999    $19,703,387   $36,576,097   $23,786,913   $27,816,807     $14,923,828
 7/31/1999    $19,654,211   $35,467,040   $23,659,927   $27,734,161     $15,289,462
 8/31/1999    $19,342,759   $35,063,757   $23,594,323   $27,682,753     $15,359,793
 9/30/1999    $19,064,092   $34,167,562   $23,494,541   $27,422,520     $15,599,406
10/31/1999    $19,031,308   $36,310,764   $24,333,562   $28,846,763     $15,591,606
11/30/1999    $19,113,269   $37,326,972   $24,903,099   $29,657,046     $15,427,895
12/31/1999    $19,468,751   $39,708,720   $26,263,324   $32,059,053     $15,390,868
 1/31/2000    $18,893,578   $38,152,089   $25,379,833   $30,224,759     $15,063,042
 2/29/2000    $18,614,706   $38,505,711   $25,833,957   $30,303,594     $14,954,588
 3/31/2000    $19,259,597   $41,522,196   $26,842,379   $32,400,895     $15,418,180
 4/30/2000    $19,259,597   $40,058,945   $25,767,012   $31,029,490     $14,914,006
 5/31/2000    $19,311,886   $38,933,818   $25,234,720   $30,243,933     $15,030,335
 6/30/2000    $19,608,187   $40,086,555   $26,155,836   $31,262,110     $15,395,572
 7/31/2000    $19,521,040   $39,377,968   $25,689,176   $30,380,718     $15,135,387
 8/31/2000    $19,765,053   $42,298,238   $26,579,221   $31,370,289     $15,021,872
 9/30/2000    $19,433,892   $40,383,016   $25,730,800   $29,703,788     $14,991,828
10/31/2000    $19,399,033   $39,808,043   $25,254,888   $29,206,779     $14,801,432
11/30/2000    $19,590,758   $36,138,936   $24,064,490   $27,431,477     $15,095,324
12/31/2000    $20,739,069   $36,746,251   $24,659,058   $27,865,639     $15,636,296
 1/31/2001    $21,311,054   $38,003,303   $25,291,965   $28,406,463     $15,616,359
 2/28/2001    $20,923,580   $34,530,979   $23,873,709   $26,008,868     $15,610,113
 3/31/2001    $20,167,084   $32,280,003   $22,728,890   $24,299,054     $15,159,830
 4/30/2001    $20,739,069   $34,868,774   $23,827,203   $26,097,403     $15,105,988
 5/31/2001    $20,775,971   $35,148,828   $23,806,156   $25,767,328     $15,060,305
 6/30/2001    $20,628,362   $34,500,688   $23,396,514   $24,958,579     $14,922,483
 7/31/2001    $20,683,716   $33,932,061   $23,260,752   $24,629,724     $15,298,898
 8/31/2001    $20,720,618   $31,928,820   $22,731,654   $23,449,429     $15,874,169
 9/30/2001    $19,521,295   $29,111,921   $21,313,354   $21,382,549     $15,990,307
10/31/2001    $20,019,475   $29,789,269   $21,797,054   $21,793,975     $16,116,731
11/30/2001    $20,923,580   $32,083,788   $22,652,037   $23,085,567     $15,890,293
12/31/2001    $21,196,119   $32,535,985   $22,809,954   $23,232,421     $15,481,086
 1/31/2002    $21,074,651   $32,128,007   $22,459,648   $22,530,155     $15,194,734
 2/28/2002    $21,236,608   $31,471,079   $22,378,508   $22,336,585     $15,273,457
 3/31/2002    $21,843,947   $32,850,792   $23,019,900   $23,324,185     $15,231,423
 4/30/2002    $22,026,149   $31,127,333   $22,794,633   $22,537,019     $15,776,549
 5/31/2002    $22,228,595   $30,766,685   $22,850,794   $22,583,395     $16,222,748
 6/30/2002    $21,641,501   $28,551,948   $22,037,427   $21,215,038     $17,005,914
 7/31/2002    $20,487,557   $26,282,040   $20,813,026   $19,427,910     $17,173,099
 8/31/2002    $20,770,982   $26,406,178   $21,016,900   $19,465,151     $17,472,798
 9/30/2002    $18,989,455   $23,631,605   $19,674,839   $17,326,827     $17,663,625
10/31/2002    $20,001,686   $25,513,414   $20,540,161   $18,608,119     $17,591,202
11/30/2002    $20,970,498   $27,057,157   $21,341,836   $19,613,921     $17,613,274
12/31/2002    $20,547,279   $25,527,477   $20,922,645   $18,666,125     $18,498,927
 1/31/2003    $20,145,221   $24,902,867   $20,597,131   $18,101,533     $18,752,237
 2/28/2003    $19,954,772   $24,493,132   $20,457,608   $17,789,751     $19,015,202
 3/31/2003    $20,018,255   $24,750,738   $20,474,014   $17,735,830     $19,073,426
 4/30/2003    $21,478,360   $26,771,829   $21,755,669   $19,314,606     $19,302,153
 5/31/2003    $22,515,247   $28,387,920   $22,834,055   $20,422,647     $20,139,202
 6/30/2003    $22,832,661   $28,771,016   $23,102,220   $20,780,133     $19,813,811
 7/31/2003    $23,023,109   $29,431,054   $23,240,527   $21,204,686     $19,224,868
 8/31/2003    $23,382,845   $30,083,251   $23,677,405   $21,664,061     $19,120,739
 9/30/2003    $23,721,421   $29,756,545   $24,035,567   $21,798,840     $20,204,804
10/31/2003    $24,631,341   $31,557,488   $24,980,461   $23,095,820     $20,103,386
11/30/2003    $25,012,238   $31,992,105   $25,332,631   $23,450,724     $20,442,408
12/31/2003    $26,256,654   $33,455,389   $26,472,689   $24,926,807     $21,257,255
 1/31/2004    $26,492,620   $34,153,292   $26,866,755   $25,331,384     $21,313,910
 2/29/2004    $26,943,102   $34,613,467   $27,243,739   $25,762,126     $21,346,651
 3/31/2004    $26,900,199   $34,202,514   $27,254,026   $25,593,344     $21,653,354
 4/30/2004    $26,321,008   $33,495,416   $26,508,803   $25,073,987     $20,725,694
 5/31/2004    $26,406,814   $33,982,231   $26,657,198   $25,312,905     $20,887,763
 6/30/2004    $26,814,393   $34,657,551   $27,064,925   $25,839,559     $20,933,037
 7/31/2004    $26,256,654   $33,346,938   $26,521,175   $25,001,207     $20,826,250
 8/31/2004    $26,771,490   $33,484,327   $26,825,901   $25,116,392     $21,319,036
 9/30/2004    $27,286,326   $33,998,999   $27,285,300   $25,597,306     $21,619,485
10/31/2004    $27,994,226   $34,557,484   $27,860,689   $26,228,730     $22,258,233
11/30/2004    $29,066,802   $36,163,836   $28,949,310   $27,613,535     $23,061,265
12/31/2004    $30,072,873   $37,452,407   $29,807,764   $28,674,470     $23,457,182
 1/31/2005    $29,626,688   $36,454,979   $29,355,544   $28,033,279     $23,127,843
 2/28/2005    $30,295,966   $37,257,411   $29,967,538   $28,930,160     $23,161,818
 3/31/2005    $29,760,544   $36,627,257   $29,437,404   $28,374,206     $22,852,167
 4/30/2005    $29,470,524   $35,831,451   $29,120,145   $27,766,928     $23,192,025
 5/31/2005    $29,805,162   $37,189,122   $29,633,084   $28,272,077     $22,723,337
 6/30/2005    $30,139,801   $37,448,892   $29,880,833   $28,526,328     $22,525,735
 7/31/2005    $30,786,770   $38,985,333   $30,576,884   $29,524,427     $22,305,681
 8/31/2005    $30,942,934   $38,613,596   $30,801,583   $29,754,739     $22,707,050
 9/30/2005    $31,232,955   $38,951,526   $31,180,434   $30,532,515     $22,272,686
10/31/2005    $30,853,697   $38,221,979   $30,537,108   $29,796,704     $21,867,397
11/30/2005    $31,366,810   $39,711,767   $31,264,900   $30,801,358     $21,600,571
12/31/2005    $32,017,044   $39,747,498   $31,768,727   $31,490,709     $21,844,355
 1/31/2006    $32,912,956   $41,075,459   $32,809,766   $32,901,905     $22,126,431
 2/28/2006    $32,936,532   $41,148,488   $32,835,050   $32,863,223     $22,011,993
 3/31/2006    $33,243,028   $41,859,760   $33,184,431   $33,589,719     $21,755,730
 4/30/2006    $33,903,173   $42,313,896   $33,835,396   $34,619,825     $22,275,244
 5/31/2006    $33,101,568   $40,959,163   $33,061,449   $33,454,887     $22,683,460
 6/30/2006    $33,148,722   $41,031,641   $33,041,683   $33,452,706     $22,445,125

8/31/92 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              13

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING          ENDING          EXPENSES PAID         EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
---------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,034.30             $5.65              1.12%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.24              5.61              1.12%

CLASS B   Actual                                   1,000.00         1,030.30              9.62              1.91%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,015.32              9.54              1.91%

CLASS C   Actual                                   1,000.00         1,030.40              9.57              1.90%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,015.37              9.49              1.90%

CLASS Y   Actual                                   1,000.00         1,035.40              4.44              0.88%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,020.43              4.41              0.88%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
14

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                         2.0%
Morgan Stanley                                                          1.6
Microsoft Corp.                                                         1.6
Wells Fargo & Co.                                                       1.4
Wyeth                                                                   1.4
Exelon Corp.                                                            1.2
Sprint Nextel Corp.                                                     1.1
Allergan, Inc.                                                          1.1
Masco Corp.                                                             1.0
Omnicom Group, Inc.                                                     1.0
--------------------------------------------------------------------------------
Total                                                                  13.4%

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
US Treasury Notes 4.750%, due 03/31/11                                  1.8%
Deutsche Bundesrepublik 4.500%, due 07/04/09                            0.6
Government of Japan 0.500%, due 06/20/07                                0.6
Federal National Mortgage Association 5.000%, TBA                       0.6
US Treasury Notes 4.875%, due 05/15/09                                  0.5
US Treasury Notes 4.500%, due 11/15/15                                  0.5
US Treasury Bonds 8.500%, due 02/15/20                                  0.5
US Treasury Bonds 8.875%, due 02/15/19                                  0.5
UK Gilts 5.000%, due 03/07/12                                           0.4
US Treasury Bonds 8.750%, due 05/15/17                                  0.4
--------------------------------------------------------------------------------
Total                                                                   6.4%


--------------------------------------------------------------------------------
                                                                              15

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Equities
US Equities
Aerospace & Defense                                                        0.51%
Air Freight & Logistics                                                    0.78
Auto Components                                                            1.14
Automobiles                                                                0.42
Beverages                                                                  0.34
Biotechnology                                                              0.99
Building Products                                                          1.01
Capital Markets                                                            2.42
Commercial Banks                                                           2.94
Commercial Services & Supplies                                             0.30
Computers & Peripherals                                                    0.50
Diversified Consumer Services                                              0.24
Diversified Financial Services                                             2.86
Diversified Telecommunication Services                                     0.70
Electric Utilities                                                         1.89
Energy Equipment & Services                                                0.53
Food & Staples Retailing                                                   1.92
Health Care Equipment & Supplies                                           0.58
Health Care Providers & Services                                           2.25
Insurance                                                                  1.92
Internet & Catalog Retail                                                  0.15
Life Sciences Tools & Services                                             0.42
Machinery                                                                  0.94
Media                                                                      2.44
Multi-Utilities & Unregulated Power                                        0.73
Multiline Retail                                                           0.65
Oil & Gas                                                                  1.23
Pharmaceuticals                                                            4.04
Road & Rail                                                                0.88
Semiconductors & Semiconductor Equipment                                   1.22
Software                                                                   3.47
Thrifts & Mortgage Finance                                                 0.62
Wireless Telecommunication Services                                        1.08
                                                                          -----
Total US Equities                                                         42.11*
International Equities
Air Freight & Logistics                                                    0.12
Airlines                                                                   0.12
Auto Components                                                            0.31
Automobiles                                                                0.61
Beverages                                                                  0.44
Capital Markets                                                            0.59
Chemicals                                                                  0.41
Commercial Banks                                                           3.67
Commercial Services & Supplies                                             0.04
Communications Equipment                                                   0.19
Construction & Engineering                                                 0.04
Construction Materials                                                     0.28
Consumer Finance                                                           0.21
Distributors                                                               0.02
Diversified Financial Services                                             0.12
Diversified Telecommunication Services                                     0.60
Electric Utilities                                                         0.37
Electronic Equipment & Instruments                                         0.09
Energy Equipment & Services                                                0.53
Food & Staples Retailing                                                   0.50
Food Products                                                              0.17
Gas Utilities                                                              0.08
Health Care Equipment & Supplies                                           0.09
Hotels, Restaurants & Leisure                                              0.72
Household Durables                                                         0.29
Household Products                                                         0.05%
Industrial Conglomerates                                                   0.09
Insurance                                                                  1.99
Internet & Catalog Retail                                                  0.08
IT Services                                                                0.34
Machinery                                                                  0.43
Media                                                                      0.40
Metals & Mining                                                            0.24
Office Electronics                                                         0.18
Oil & Gas                                                                  1.32
Paper & Forest Products                                                    0.16
Pharmaceuticals                                                            1.26
Real Estate                                                                0.22
Road & Rail                                                                0.28
Semiconductors & Semiconductor Equipment                                   0.28
Specialty Retail                                                           0.30
Textiles, Apparel & Luxury Goods                                           0.05
Tobacco                                                                    0.31
Trading Companies & Distributors                                           0.35
Wireless Telecommunication Services                                        0.78
                                                                          -----
Total International Equities                                              19.72*
Total Equities                                                            61.83

Bonds
US Bonds
US Corporate Bonds
Aerospace & Defense                                                        0.01
Automobiles                                                                0.08
Beverages                                                                  0.05
Capital Markets                                                            0.18
Chemicals                                                                  0.01
Commercial Banks                                                           0.21
Commercial Services & Supplies                                             0.04
Consumer Finance                                                           0.22
Diversified Financial Services                                             0.71
Diversified Telecommunication Services                                     0.11
Electric Utilities                                                         0.08
Food & Staples Retailing                                                   0.03
Food Products                                                              0.06
Gas Utilities                                                              0.01
Insurance                                                                  0.04
IT Services                                                                0.01
Media                                                                      0.07
Multi-Utilities & Unregulated Power                                        0.04
Oil & Gas                                                                  0.08
Personal Products                                                          0.01
Pharmaceuticals                                                            0.03
Real Estate                                                                0.04
Road & Rail                                                                0.04
Thrifts & Mortgage Finance                                                 0.07
Wireless Telecommunication Services                                        0.01
                                                                          -----
Total US Corporate Bonds                                                   2.24
Asset-Backed Securities                                                    0.45
Commercial Mortgage-Backed Securities                                      1.22
Mortgage & Agency Debt Securities                                          6.02
Stripped Mortgage-Backed Securities                                        0.10
US Government Obligations                                                  5.35
                                                                          -----
Total US Bonds                                                            15.38
International Corporate Bonds
Aerospace & Defense                                                        0.02
Commercial Banks                                                           0.25
Diversified Telecommunication Services                                     0.03
                                                                          -----
Total International Corporate Bonds                                        0.30


--------------------------------------------------------------------------------
16

UBS GLOBAL ALLOCATION FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

International Asset-Backed Securities                                      0.13%
Foreign Government Bonds                                                   6.57
Sovereign/SupraNational Bonds                                              0.18
                                                                         ------
Total International Bonds                                                  7.18
Total Bonds                                                               22.56
Investment Companies                                                      12.30
Short-Term Investments                                                     3.05*
Investment of Cash Collateral for Securities Loaned                        2.28
                                                                         ------
Total Investments                                                        102.02
Liabilities, in excess of cash and other assets                           (2.02)
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======

--------------------------------------------------------------------------------
* THE FUND HELD A SHORT POSITION IN US STOCK INDEX FUTURES WHICH DECREASED US EQUITY EXPOSURE FROM 42.11% TO 42.10%. THE FUND ALSO HELD SHORT POSITIONS IN INTERNATIONAL STOCK INDEX FUTURES WHICH REDUCED THE INTERNATIONAL EQUITY EXPOSURE FROM 19.72% TO 19.57%. THE FUND ALSO HELD LONG POSITIONS IN INTERNATIONAL STOCK INDEX FUTURES WHICH INCREASED THE INTERNATIONAL EQUITY EXPOSURE BY 0.10%.


--------------------------------------------------------------------------------
                                                                              17

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        SHARES         VALUE
                                                      ---------   --------------
EQUITIES -- 61.83%
US EQUITIES -- 42.11%
Allergan, Inc.                                          386,900   $   41,498,894
Allstate Corp.                                          324,400       17,754,412
American Electric Power Co., Inc.                       414,000       14,179,500
American International Group, Inc.                      654,800       38,665,940
Analog Devices, Inc.                                    451,900       14,524,066
Anheuser-Busch Cos., Inc.                               290,300       13,234,777
AT&T, Inc.                                              823,500       22,967,415
Baker Hughes, Inc.                                      160,500       13,136,925
Borg-Warner, Inc.                                       183,600       11,952,360
Boston Scientific Corp. (a)                             355,200        5,981,568
Bristol-Myers Squibb Co.                                923,800       23,889,468
Burlington Northern Santa Fe Corp.                      435,400       34,505,450
Caremark Rx, Inc.                                       317,800       15,848,686
Cendant Corp.                                           729,900       11,890,071
Cephalon, Inc. (a)(b)                                   167,400       10,060,740
Citigroup, Inc.                                       1,628,207       78,544,706
Costco Wholesale Corp.                                  576,100       32,912,593
Dell, Inc. (a)                                          806,300       19,681,783
DIRECTV Group, Inc. (a)                               1,338,800       22,090,200
Embarq Corp. (a)                                        106,202        4,353,220
ENSCO International, Inc.                               167,000        7,685,340
EOG Resources, Inc.                                      50,500        3,501,670
Exelon Corp.                                            839,400       47,703,102
Expedia, Inc. (a)                                       393,000        5,883,210
ExxonMobil Corp.                                        272,600       16,724,010
FedEx Corp.                                             260,500       30,442,030
Fifth Third Bancorp                                     903,600       33,388,020
Freddie Mac                                             429,100       24,462,991
Genzyme Corp. (a)                                       467,600       28,546,980
H & R Block, Inc.                                       386,200        9,214,732
Harley-Davidson, Inc.                                   299,100       16,417,599
Hartford Financial Services Group, Inc.                 223,800       18,933,480
Healthsouth Corp. (a)                                   210,900          811,965
Illinois Tool Works, Inc.                               775,200       36,822,000
Intel Corp.                                           1,286,300       24,375,385
Johnson & Johnson                                       642,738       38,512,861
Johnson Controls, Inc.                                  398,400       32,756,448
JPMorgan Chase & Co.                                    792,100       33,268,200
Kohl's Corp. (a)                                        431,700       25,522,104
Kroger Co.                                            1,175,200       25,689,872
Lockheed Martin Corp.                                    65,200        4,677,448
Marathon Oil Corp.                                      335,500       27,947,150
Masco Corp.                                           1,340,600       39,735,384
Medco Health Solutions, Inc. (a)                        398,800       22,843,264
Medtronic, Inc.                                         355,500       16,680,060
Mellon Financial Corp.                                  956,100       32,918,523
Mercury Interactive Corp. (a)                           386,600       13,519,402
Microsoft Corp.                                       2,625,400       61,171,820
Morgan Stanley                                          978,150       61,828,862
News Corp., Inc., Class A                               714,000       13,694,520
NiSource, Inc.                                          493,800       10,784,592
Northeast Utilities                                     215,200   $    4,448,184
Northrop Grumman Corp.                                  240,100       15,380,806
Omnicom Group, Inc.                                     436,200       38,861,058
Oracle Corp. (a)                                      2,426,700       35,162,883
Pepco Holdings, Inc.                                    323,600        7,630,488
PNC Financial Services Group, Inc.                      360,400       25,289,268
R.H. Donnelley Corp. (a)                                272,092       14,712,014
Salesforce.com, Inc. (a)                                182,800        4,873,448
Sempra Energy                                           392,700       17,859,996
Sprint Nextel Corp.                                   2,124,752       42,473,792
Symantec Corp. (a)                                    1,350,672       20,989,443
Sysco Corp.                                             542,800       16,587,968
UnitedHealth Group, Inc.                                851,000       38,107,780
Univision Communications, Inc. (a)                      179,800        6,023,300
Waters Corp. (a)                                        369,300       16,396,920
WellPoint, Inc. (a)                                     144,700       10,529,819
Wells Fargo & Co.                                       843,000       56,548,440
Wyeth (c)                                             1,218,800       54,126,908
Xilinx, Inc.                                            391,600        8,869,740
                                                                  --------------
Total US Equities                                                  1,649,008,053
                                                                  --------------
INTERNATIONAL EQUITIES -- 19.72%
AUSTRALIA -- 0.42%
National Australia Bank Ltd.                            208,804        5,455,505
Qantas Airways Ltd.                                   2,161,012        4,753,310
QBE Insurance Group Ltd.                                408,916        6,229,242
                                                                  --------------
                                                                      16,438,057
                                                                  --------------
AUSTRIA -- 0.10%
Telekom Austria AG                                      166,841        3,715,259
                                                                  --------------
BELGIUM -- 0.40%
Fortis (b)                                              136,484        4,647,049
KBC Groep NV                                             78,169        8,388,495
Solvay S.A.                                              23,165        2,665,146
                                                                  --------------
                                                                      15,700,690
                                                                  --------------
BERMUDA -- 0.34%
Accenture Ltd., Class A                                 473,400       13,406,688
                                                                  --------------
CANADA -- 0.80%
Alcan, Inc.                                              82,020        3,842,001
Canadian Pacific Railway Ltd. (b)                       113,300        5,776,138
Cott Corp. (a)                                          165,600        2,165,870
Falconbridge Ltd. (b)                                    53,400        2,812,792
Inco Ltd.                                                39,000        2,567,858
Magna International, Inc., Class A (b)                   35,900        2,561,208
Manulife Financial Corp. (b)                            119,100        3,773,687
Toronto-Dominion Bank (b)                               157,000        7,971,656
                                                                  --------------
                                                                      31,471,210
                                                                  --------------
CAYMAN ISLANDS -- 0.53%
GlobalSantaFe Corp.                                     356,600       20,593,650
                                                                  --------------
FINLAND -- 0.28%
Nokia Oyj                                               220,807        4,507,474


--------------------------------------------------------------------------------
18

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                        ---------   ------------
UPM-Kymmene Oyj                                           290,340   $  6,257,406
                                                                    ------------
                                                                      10,764,880
                                                                    ------------
FRANCE -- 1.51%
AXA S.A.                                                  359,225     11,789,916
France Telecom S.A.                                       535,391     11,511,351
Sanofi-Aventis (b)                                        142,491     13,905,913
Total S.A. (b)                                            290,931     19,145,332
Unibail REIT                                               14,816      2,582,941
                                                                    ------------
                                                                      58,935,453
                                                                    ------------
GERMANY -- 1.34%
Allianz AG                                                 88,540     13,988,280
Bayerische Motoren Werke AG                                67,841      3,389,316
Deutsche Postbank AG (b)                                  103,482      7,446,498
E.ON AG                                                    91,764     10,565,715
Hannover Rueckversicherung AG (a)(b)                       48,255      1,688,057
IKB Deutsche Industriebank AG                              23,820        871,355
MAN AG                                                     89,555      6,485,556
Metro AG                                                   66,414      3,764,843
Premiere AG (a)(b)                                         66,439        644,139
Siemens AG                                                 40,915      3,560,169
                                                                    ------------
                                                                      52,403,928
                                                                    ------------
HONG KONG -- 0.30%
Esprit Holdings Ltd.                                      427,000      3,485,804
Hutchison Telecommunications International Ltd. (a)     1,913,000      3,079,008
Sun Hung Kai Properties Ltd.                              314,000      3,202,143
Yue Yuen Industrial Holdings                              666,500      1,832,246
                                                                    ------------
                                                                      11,599,201
                                                                    ------------
IRELAND -- 0.49%
Bank of Ireland                                           570,051     10,171,276
CRH PLC                                                   144,295      4,691,529
Depfa Bank PLC                                            260,467      4,330,954
                                                                    ------------
                                                                      19,193,759
                                                                    ------------
ITALY -- 0.41%
ENI SpA                                                   188,120      5,541,361
UniCredito Italiano SpA                                 1,356,774     10,620,536
                                                                    ------------
                                                                      16,161,897
                                                                    ------------
JAPAN -- 3.70%
Aeon Co., Ltd.                                            185,600      4,070,745
Aiful Corp.                                                80,550      4,300,599
Asahi Breweries Ltd.                                      334,000      4,690,126
Bank of Yokohama Ltd.                                     542,000      4,191,454
Bridgestone Corp. (b)                                     320,900      6,183,017
Canon, Inc.                                               141,600      6,941,419
East Japan Railway Co.                                        703      5,221,513
Funai Electric Co. Ltd. (b)                                27,300      2,647,938
Honda Motor Co. Ltd.                                      202,800      6,432,751
Japan Tobacco, Inc.                                           827      3,013,448
KDDI Corp.                                                    434      2,666,043
Mitsubishi Corp.                                          321,600      6,421,321
Mitsui Fudosan Co. Ltd.                                   126,000      2,736,019
Mitsui Sumitomo Insurance Co. Ltd.                        509,000   $  6,391,410
Nissan Motor Co. Ltd.                                     625,500      6,832,183
Nitto Denko Corp.                                          98,400      7,007,690
NOK Corp. (b)                                             116,300      3,373,960
Nomura Holdings, Inc.                                     197,800      3,707,454
NTN Corp. (b)                                             325,000      2,570,124
NTT DoCoMo, Inc.                                            3,926      5,763,439
Rohm Co. Ltd.                                              64,800      5,792,590
Shin-Etsu Chemical Co. Ltd.                                74,600      4,054,631
SMC Corp.                                                  23,000      3,253,845
Sompo Japan Insurance, Inc.                               270,000      3,774,904
Sumitomo Mitsui Financial Group, Inc.                         847      8,955,523
Sumitomo Trust & Banking Co. Ltd.                         377,000      4,117,878
Takefuji Corp.                                             66,190      3,944,563
Tanabe Seiyaku Co., Ltd. (b)                              167,000      2,054,666
Tokyo Gas Co., Ltd. (b)                                   659,000      3,103,819
Toyota Motor Corp.                                        136,200      7,128,958
Yokogawa Electric Corp. (b)                               256,700      3,658,491
                                                                    ------------
                                                                     145,002,521
                                                                    ------------
NETHERLANDS -- 1.55%
ABN AMRO Holding NV                                       862,253     23,590,276
Aegon NV                                                  534,718      9,144,158
ASML Holding NV (a)                                       255,938      5,185,343
Koninklijke (Royal) Philips Electronics NV                205,188      6,411,549
Reed Elsevier NV                                          459,014      6,904,318
Royal KPN NV                                              448,853      5,046,387
TNT NV                                                    127,776      4,572,824
                                                                    ------------
                                                                      60,854,855
                                                                    ------------
NORWAY -- 0.08%
Telenor ASA                                               275,000      3,324,351
                                                                    ------------
PANAMA -- 0.72%
Carnival Corp.                                            677,000     28,257,980
                                                                    ------------
SINGAPORE -- 0.02%
Jardine Cycle & Carriage Ltd.                             126,000        796,032
                                                                    ------------
SPAIN -- 0.52%
Banco Santander Central Hispano S.A.                    1,039,071     15,177,452
Repsol YPF S.A. (b)                                       186,261      5,334,129
                                                                    ------------
                                                                      20,511,581
                                                                    ------------
SWEDEN -- 0.31%
Electrolux AB, B Shares                                   170,000      2,456,665
Husqvarna AB, B Shares (a)                                149,000      1,796,054
Sandvik AB                                                397,800      4,629,277
Telefonaktiebolaget LM Ericsson, B Shares                 936,000      3,095,397
                                                                    ------------
                                                                      11,977,393
                                                                    ------------
SWITZERLAND -- 1.84%
Clariant AG                                               160,732      2,281,052


--------------------------------------------------------------------------------
                                                                              19

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                    -----------   --------------
Credit Suisse Group                                     347,588   $   19,447,073
Holcim Ltd.                                              83,811        6,423,534
Nestle S.A.                                              21,139        6,639,709
Novartis AG                                             192,393       10,417,911
Roche Holding AG                                         88,002       14,547,629
Straumann Holding AG                                     13,556        3,456,777
Swiss Reinsurance Co.                                   125,384        8,763,701
                                                                  --------------
                                                                      71,977,386
                                                                  --------------
UNITED KINGDOM -- 4.06%
AstraZeneca PLC                                          50,343        3,038,597
Balfour Beatty PLC                                      261,800        1,662,954
Barclays PLC                                          1,412,818       16,054,323
BP PLC                                                1,851,750       21,589,935
Diageo PLC                                              626,088       10,529,845
Gallaher Group PLC                                      579,103        9,048,913
GlaxoSmithKline PLC                                     196,964        5,503,452
GUS PLC                                                 179,634        3,208,851
ITV PLC                                                 825,463        1,648,562
Kesa Electricals PLC                                    563,039        3,008,986
Kingfisher PLC                                        1,219,293        5,377,499
Prudential PLC                                        1,092,738       12,346,423
Rentokil Initial PLC                                    592,762        1,709,971
Royal Bank of Scotland Group PLC                        499,605       16,426,401
Scottish & Southern Energy PLC                          178,164        3,792,094
Taylor Nelson Sofres PLC                                708,125        3,051,053
Tesco PLC                                             1,903,301       11,755,411
Vodafone Group PLC                                    8,867,054       18,897,492
Wolseley PLC                                            325,983        7,191,497
WPP Group PLC                                           266,982        3,231,287
                                                                  --------------
                                                                     159,073,546
                                                                  --------------
Total International Equities                                         772,160,317
                                                                  --------------
Total Equities
   (Cost $2,219,488,686)                                           2,421,168,370
                                                                  --------------

                                                        FACE
                                                       AMOUNT
                                                    -----------
BONDS -- 22.56%
US BONDS -- 15.38%
US CORPORATE BONDS -- 2.24%
Allstate Corp.
   7.200%, due 12/01/09                             $   525,000          549,415
American General Finance Corp.
   5.375%, due 10/01/12                                 630,000          612,955
AT&T Corp.
   8.000%, due 11/15/31                                 450,000          516,646
AT&T, Inc.
   6.450%, due 06/15/34                                 540,000          513,303
AvalonBay Communities, Inc. REIT
   7.500%, due 08/01/09                                 275,000          288,192
Avon Products, Inc.
   7.150%, due 11/15/09                                 195,000          203,632
Bank of America Corp.
   7.400%, due 01/15/11                               2,000,000        2,128,034
BellSouth Corp.
   6.550%, due 06/15/34                             $   675,000   $      642,746
Boeing Capital Corp.
   7.375%, due 09/27/10                                 700,000          743,738
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11                                 600,000          598,401
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29                                 660,000          716,094
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09                                 575,000          551,570
   6.500%, due 01/15/12                                 450,000          464,332
Capital One Financial Corp.
   5.500%, due 06/01/15                                 685,000          647,848
Cendant Corp.
   6.250%, due 01/15/08                               1,050,000        1,059,433
Citigroup, Inc.
   5.000%, due 09/15/14                               1,275,000        1,193,358
   5.500%, due 11/18/15                      GBP        270,000          505,614
   5.625%, due 08/27/12                             $ 3,775,000        3,729,783
Comcast Cable Communications Holdings, Inc.
   6.750%, due 01/30/11                               2,250,000        2,321,840
Computer Sciences Corp.
   3.500%, due 04/15/08                                 325,000          312,170
ConAgra Foods, Inc. (b)
   6.750%, due 09/15/11                               1,355,000        1,396,691
Coors Brewing Co.
   6.375%, due 05/15/12                                 925,000          941,322
Countrywide Home Loans, Inc. (b)
   3.250%, due 05/21/08                                 850,000          813,269
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08                               3,325,000        3,214,800
Devon Financing Corp. ULC
   6.875%, due 09/30/11                               1,050,000        1,091,687
Dominion Resources, Inc.
   5.950%, due 06/15/35                                 520,000          466,220
EOP Operating LP
   7.250%, due 06/15/28                               1,000,000        1,022,101
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11                                 700,000          756,289
Exelon Generation Co. LLC
   5.350%, due 01/15/14                               1,000,000          955,315
FirstEnergy Corp., Series B
   6.450%, due 11/15/11                                 700,000          712,265
Ford Motor Credit Co.
   5.800%, due 01/12/09                              12,750,000       11,647,992
General Electric Capital Corp.
   6.000%, due 06/15/12                               5,325,000        5,386,168
   6.750%, due 03/15/32                               1,250,000        1,334,280
General Motors Acceptance Corp.
   6.875%, due 09/15/11                               2,170,000        2,070,527
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                               3,425,000        3,558,863
HSBC Bank USA N.A.
   5.625%, due 08/15/35                               1,355,000        1,196,037


--------------------------------------------------------------------------------
20

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
HSBC Finance Corp.
   6.750%, due 05/15/11                                 $1,925,000   $ 1,996,885
ICI Wilmington, Inc.
   4.375%, due 12/01/08                                    600,000       579,040
International Lease Finance Corp.
   3.500%, due 04/01/09                                  1,775,000     1,674,894
John Deere Capital Corp.
   7.000%, due 03/15/12                                    700,000       739,020
JPMorgan Chase & Co.
   6.750%, due 02/01/11                                  2,000,000     2,078,780
Kinder Morgan Energy Partners LP
   5.800%, due 03/15/35                                    890,000       759,482
Kraft Foods, Inc.
   5.625%, due 11/01/11                                    975,000       960,351
Kroger Co.
   7.500%, due 04/01/31                                    545,000       572,115
Lockheed Martin Corp.
   8.500%, due 12/01/29                                    250,000       314,660
Marathon Oil Corp.
   6.125%, due 03/15/12                                    400,000       403,624
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12                                    470,000       469,437
MBNA Corp.
   7.500%, due 03/15/12                                    550,000       594,941
Metlife, Inc.
   5.000%, due 11/24/13                                    700,000       658,536
Miller Brewing Co., 144A
   5.500%, due 08/15/13                                  1,000,000       959,481
Morgan Stanley
   6.750%, due 04/15/11                                  3,475,000     3,607,835
New Cingular Wireless Services, Inc.
   8.750%, due 03/01/31                                    375,000       459,759
News America, Inc.
   6.200%, due 12/15/34                                    550,000       499,120
Pacific Gas & Electric Co.
   6.050%, due 03/01/34                                    725,000       684,266
PPL Energy Supply LLC
   6.400%, due 11/01/11                                    825,000       835,636
Progress Energy, Inc.
   7.000%, due 10/30/31                                    300,000       308,669
Qwest Capital Funding, Inc.(b)
   7.900%, due 08/15/10                                     95,000        94,525
Safeway, Inc.
   7.250%, due 02/01/31                                    755,000       766,256
Sempra Energy
   7.950%, due 03/01/10                                    275,000       292,879
Sprint Capital Corp.
   8.750%, due 03/15/32                                  1,375,000     1,658,115
TXU Energy Co. LLC
   7.000%, due 03/15/13                                    700,000       714,517
US Bank N.A.
   6.375%, due 08/01/11                                    625,000       643,220
Valero Energy Corp.
   7.500%, due 04/15/32                                    745,000       808,852
Verizon New York, Inc., Series B
   7.375%, due 04/01/32                                 $  975,000   $   961,137
Wachovia Bank N.A.
   7.800%, due 08/18/10                                  1,550,000     1,658,895
Washington Mutual, Inc.
   5.625%, due 01/15/07                                  2,000,000     1,998,272
Waste Management, Inc.
   7.375%, due 08/01/10                                    650,000       685,638
Wells Fargo Bank N.A.
   6.450%, due 02/01/11                                  2,625,000     2,702,926
Wyeth
   5.500%, due 03/15/13                                    750,000       730,145
                                                                     -----------
                                                                      87,734,838
                                                                     -----------
ASSET-BACKED SECURITIES -- 0.45%
Associates Manufactured Housing Pass-Through
   Certificates 96-2, Class A5
   6.900%, due 06/15/27                                      3,104         3,105
CenterPoint Energy Transition Bond Co., LLC
   01-1, Class A4
   5.630%, due 09/15/15                                    310,000       309,237
Conseco Finance Corp.,
   01-D, Class M2+
   6.949%, due 11/15/32                                  1,521,576     1,490,318
Conseco Finance Securitizations Corp.,
   00-2, Class A4
   8.480%, due 12/01/30                                    515,416       517,615
Countrywide Asset-Backed Certificates,
   03-SD3, Class A1, 144A (d)
   5.743%, due 12/25/32                                     32,092        32,204
Countrywide Asset-Backed Certificates, 04-SD1,
   Class A1, 144A (d)
   5.663%, due 06/25/33                                    265,203       266,137
Ford Credit Auto Owner Trust,
   03-A, Class C
   4.290%, due 11/15/07                                  2,000,000     1,999,436
Green Tree Financial Corp.,
   96-4, Class A6
   7.400%, due 06/15/27                                    289,379       295,898
Home Equity Mortgage Trust,
   06-3, Class A2 (d)
   5.594%, due 09/25/36                                  1,250,000     1,249,993
Metris Master Trust,
   04-2, Class C, 144A+
   6.617%, due 10/20/10                                  2,500,000     2,508,202
Peco Energy Transition Trust,
   99-A, Class A7
   6.130%, due 03/01/09                                    230,000       231,567
Providian Gateway Master Trust,
   04-AA, Class C, 144A+
   6.099%, due 03/15/11                                    400,000       402,375
Providian Gateway Master Trust,
   04-AA, Class D, 144A+
   7.049%, due 03/15/11                                    460,000       465,247


--------------------------------------------------------------------------------
                                                                              21

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Providian Gateway Master Trust,
   04-BA, Class D, 144A+
   6.599%, due 07/15/10                                $   840,000   $   840,263
Providian Gateway Master Trust,
   04-EA, Class C,
   144A+ 5.779%, due 11/15/11                            3,000,000     3,019,218
Rutland Rated Investments,
   DRYD-1A, Class A6F1, 144A (h)
   6.966%, due 06/20/13                                  1,645,000     1,611,936
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31                                    213,685       190,852
Terwin Mortgage Trust,
   06-1, Class 2M2, 144A (d)
   4.250%, due 01/25/37                                  2,500,000     2,321,875
                                                                     -----------
                                                                      17,755,478
                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.22%
Asset Securitization Corp.,
   95-MD4, Class A3
   7.384%, due 08/13/29                                  3,250,000     3,309,022
Asset Securitization Corp.,
   95-MD4, Class A5+
   7.384%, due 08/13/29                                  5,000,000     5,075,551
Asset Securitization Corp.,
   97-D4, Class B1
   7.525%, due 04/14/29                                  5,000,000     5,397,184
Bear Stearns Commercial Mortgage Securities,
   05-LXR1, Class H, 144A+
   6.399%, due 09/15/18                                  3,500,000     3,503,486
Commercial Mortgage Pass-Through Certificates,
   01-FL5A, Class E, 144A+
   6.699%, due 11/15/13                                    209,091       209,091
Commercial Mortgage Pass-Through Certificates,
   01-FL5A, Class F, 144A+
   5.862%, due 11/15/13                                    515,000       515,000
DLJ Commercial Mortgage  Corp.,
   00-CKP1, Class A1B
   7.180%, due 11/10/33                                  1,272,560     1,330,372
First Union Commercial Mortgage Securities, Inc.,
   97-C2, Class A3
   6.650%, due 11/18/29                                    700,982       705,708
Four Times Square Trust,
   00-4TS, Class C, 144A
   7.860%, due 04/15/15                                  6,000,000     6,430,691
GS Mortgage Securities Corp., II,
   98-GLII, Class A1
   6.312%, due 04/13/31                                    955,846       958,255
Heller Financial Commercial Mortgage Assets,
   99-PH1, Class A1
   6.500%, due 05/15/31                                     18,141        18,113
Host Marriott Pool Trust,
   99-HMTA, Class A, 144A
   6.980%, due 08/03/15                                $   210,028   $   214,198
Host Marriott Pool Trust,
   99-HMTA, Class C, 144A
   7.730%, due 08/03/15                                    750,000       791,181
Host Marriott Pool Trust,
   99-HMTA, Class D, 144A
   7.970%, due 08/03/15                                  5,300,000     5,618,676
Host Marriott Pool Trust,
   99-HMTA, Class E, 144A
   8.070%, due 08/03/15                                    460,000       488,374
JP Morgan Commercial Mortgage Finance Corp.,
   99-C8, Class A2 7.
   400%, due 07/15/31                                      918,500       950,293
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1
   6.410%, due 06/15/31                                     46,627        46,631
Mach One Trust Commercial
   Mortgage-Backed Securities,
   04-1A, Class A1, 144A
   3.890%, due 05/28/40                                  2,539,231     2,475,254
Merrill Lynch Mortgage Investors, Inc.,
   98-C1, Class A1+
   6.310%, due 11/15/26                                    128,034       127,800
Morgan Stanley Capital I,
   03-T11, Class A4
   5.150%, due 06/13/41                                  5,065,000     4,858,780
Nomura Asset Securities Corp.,
   96-MD5, Class A4+
   8.190%, due 04/13/39                                    803,526       813,932
Nomura Asset Securities Corp.,
   98-D6, Class A1A
   6.280%, due 03/15/30                                    148,814       148,933
PNC Mortgage Acceptance  Corp.,
   00-C1, Class A2
   7.610%, due 02/15/10                                  1,845,842     1,935,286
Prudential Mortgage Capital Funding LLC,
   01-ROCK, Class A2
   6.605%, due 05/10/34                                  1,055,000     1,090,728
Salomon Brothers Mortgage Securities VII,
   00-C3, Class A2
   6.592%, due 12/18/33                                    540,000       554,501
                                                                     -----------
                                                                      47,567,040
                                                                     -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 6.02%
Bear Stearns Alt-A Trust, 05-3,
   Class B1+
   5.334%, due 04/25/35                                  7,385,084     7,165,840


--------------------------------------------------------------------------------
22

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
C.S. First Boston Mortgage Securities Corp.,
   01-26, Class 5A1+
   7.380%, due 11/25/31                                $    83,338   $    82,122
C.S. First Boston Mortgage Securities Corp.,
   02-10, Class 2A1
   7.500%, due 05/25/32                                     19,447        19,677
C.S. First Boston Mortgage Securities Corp.,
   03-27, Class 9A1
   7.000%, due 11/25/33                                    244,562       246,299
C.S. First Boston Mortgage Securities Corp.,
   03-8, Class 5A1
   6.500%, due 04/25/33                                    548,787       548,223
C.S. First Boston Mortgage Securities Corp.,
   05-10, Class 10A3
   6.000%, due 11/25/35                                  1,295,850     1,295,215
C.S. First Boston Mortgage Securities Corp.,
   05-11, Class 4A1
   7.000%, due 12/25/35                                  5,284,405     5,325,690
C.S. First Boston Mortgage Securities Corp.,
   05-12, Class 1A1
   6.500%, due 01/25/36                                  6,750,424     6,740,325
C.S. First Boston Mortgage Securities Corp.,
   05-9, Class 3A1
   6.000%, due 10/25/35                                  4,863,022     4,801,289
Countrywide Alternative Loan Trust,
   05-J2, Class 2A1
   7.500%, due 12/25/34                                  1,692,880     1,686,700
Countrywide Home Loan Mortgage Pass Through Trust,
   06-HYB1, Class 1A1+
   5.410%, due 03/20/36                                  6,569,684     6,468,984
Countrywide Home Loan Mortgage Pass Through Trust,
   03-20, Class 3A2
   4.750%, due 07/25/18                                    455,565       449,570
Federal Home Loan Bank of Chicago
   5.625%, due 06/13/16                                  3,300,000     3,259,360
Federal Home Loan Mortgage Corp.
   5.750%, due 06/27/16                                  3,300,000     3,300,043
Federal Home Loan Mortgage Corp.,
   REMIC, 2148, Class ZA
   6.000%, due 04/15/29                                    824,734       806,651
Federal Home Loan Mortgage Corp.,
   REMIC, 2426, Class GH
   6.000%, due 08/15/30                                    495,979       496,873
Federal Home Loan Mortgage Corp., Gold
   5.500%, due 09/01/17                                $    57,283   $    56,303
   5.500%, due 01/01/18                                    107,951       106,103
   5.500%, due 04/01/18                                    358,604       352,300
   5.500%, due 01/01/19                                  1,802,390     1,770,703
   5.500%, due 09/01/23                                  2,606,285     2,537,575
   5.500%, due 02/01/24                                  4,996,695     4,856,915
   6.000%, due 12/01/17                                    281,051       281,520
   6.000%, due 10/01/29                                     29,561        29,244
   6.000%, due 12/01/30                                    361,747       357,808
   6.000%, due 03/01/31                                    495,781       490,524
   6.000%, due 07/01/34                                  1,560,239     1,539,301
   6.500%, due 02/01/17                                    118,076       119,505
   6.500%, due 10/01/17                                    592,835       600,083
   6.500%, due 01/01/29                                  1,914,509     1,935,231
   6.500%, due 04/01/29                                     63,777        64,475
   6.500%, due 11/01/29                                  1,234,170     1,247,371
   7.000%, due 06/01/28                                    197,750       202,716
   7.000%, due 04/01/32                                  1,719,315     1,761,916
Federal National Mortgage Association
   5.000%, TBA                                          24,700,000    23,086,794
   3.272%, due 09/01/33+                                   109,490       108,570
   3.875%, due 07/15/08 (c)                              8,100,000     7,854,667
   4.125%, due 05/15/10 (c)                              6,900,000     6,580,675
   4.228%, due 03/01/34+                                   401,867       389,582
   4.297%, due 01/01/35+ (c)                             3,461,186     3,343,006
   4.625%, due 06/01/10 (c)                              2,970,000     2,868,554
   4.654%, due 01/01/35+ (c)                             5,043,744     4,948,757
   5.200%, due 11/08/10                                  6,450,000     6,341,388
   5.500%, due 03/15/11                                  5,670,000     5,673,181
   5.500%, due 02/01/18                                  8,080,758     7,947,017
   5.500%, due 11/01/23                                    164,045       158,609
   5.500%, due 04/01/24                                  5,690,515     5,531,432
   5.500%, due 09/01/24                                  3,675,832     3,578,758
   5.500%, due 05/01/33                                  5,619,934     5,421,553
   5.500%, due 06/01/33                                  7,112,754     6,864,392
   5.500%, due 07/01/33                                  5,789,054     5,584,702
   5.935%, due 05/01/33+                                   301,656       305,111
   6.000%, due 09/01/08                                  1,112,565     1,110,671
   6.000%, due 06/01/14                                  1,100,808     1,104,314
   6.000%, due 07/01/17                                  2,971,956     2,981,422
   6.000%, due 08/01/17                                    704,145       706,836
   6.000%, due 04/01/18                                    307,051       308,101
   6.000%, due 03/01/20                                  5,723,571     5,746,986
   6.000%, due 11/01/28                                    137,493       135,992
   6.000%, due 03/01/29                                    840,421       831,285
   6.000%, due 07/01/29                                    640,080       633,060
   6.000%, due 06/01/31                                     11,897        11,767
   6.000%, due 01/01/33                                  2,286,317     2,258,767
   6.220%, due 04/01/36+                                 1,489,124     1,495,858
   6.250%, due 02/01/11                                  5,535,000     5,668,842
   6.500%, due 12/01/10                                  1,323,772     1,328,112
   6.500%, due 03/01/17                                    538,537       546,346
   6.500%, due 06/01/17                                    596,032       604,664
   6.500%, due 03/01/28                                    140,379       141,855


--------------------------------------------------------------------------------
                                                                              23

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT         VALUE
                                                      -----------   ------------
   6.500%, due 05/01/28                               $ 1,637,714   $  1,654,513
   6.500%, due 07/01/28                                 3,631,672      3,668,924
   6.500%, due 10/01/28                                   898,430        907,646
   6.500%, due 12/01/28                                   148,413        149,935
   6.500%, due 04/01/29                                   567,614        573,411
   6.500%, due 06/01/29                                   622,432        628,768
   6.500%, due 08/01/29                                   205,022        207,109
   6.500%, due 10/01/29                                 1,502,573      1,517,985
   6.500%, due 12/01/29                                 1,819,902      1,839,036
   6.500%, due 05/01/30                                   134,862        136,246
   6.500%, due 11/01/31                                     8,704          8,784
   6.500%, due 07/01/32                                 3,767,446      3,800,698
   6.625%, due 09/15/09                                 5,230,000      5,407,025
   7.000%, due 08/01/32                                   904,939        927,064
   7.000%, due 01/01/34                                   498,174        509,912
   7.500%, due 05/01/31                                    18,219         18,845
   7.500%, due 02/01/33                                   322,517        334,371
Federal National Mortgage Association Grantor Trust,
   00-T6, Class A1
   7.500%, due 06/25/30                                   357,747        363,735
Federal National Mortgage Association Grantor Trust,
   01-T4, Class A1
   7.500%, due 07/25/41                                 1,551,283      1,592,368
Federal National Mortgage Association Grantor Trust,
   01-T5, Class A3+
   7.500%, due 06/19/30                                    77,179         79,240
Federal National Mortgage Association Grantor Trust,
   02-T19, Class A1
   6.500%, due 07/25/42                                 1,919,331      1,934,355
Federal National Mortgage Association Whole Loan,
   01-W3, Class A
   7.000%, due 09/25/41                                    81,195         82,458
Federal National Mortgage Association Whole Loan,
   03-W6, Class 6A+
   5.358%, due 08/25/42                                   275,926        281,542
Federal National Mortgage Association Whole Loan,
   04-W11, Class 1A3
   7.000%, due 05/25/44                                 2,229,587      2,268,333
Federal National Mortgage Association Whole Loan,
   95-W3, Class A
   9.000%, due 04/25/25                                     1,049          1,128
First Horizon Alternative Mortgage Securities,
   04-AA3, Class A1+
   5.318%, due 09/25/34                                 1,228,237      1,209,332
First Horizon Asset Securities, Inc.,
   04-FL1, Class 1 A1+
   5.593%, due 02/25/35                                   700,742        701,333
Government National Mortgage Association
   5.125%, due 10/20/29+                              $   200,996   $    202,204
   6.000%, due 11/20/28                                    38,584         38,294
   6.000%, due 01/15/29                                    47,308         47,045
   6.000%, due 02/20/29                                    34,564         34,286
   6.000%, due 05/20/29                                    84,849         84,166
   6.000%, due 07/15/29                                   821,715        817,147
   6.500%, due 03/15/26                                   378,380        384,082
   6.500%, due 04/15/31                                 1,255,384      1,272,784
   6.500%, due 01/20/34                                   662,805        668,142
   8.000%, due 12/15/22                                    10,374         10,985
Government National Mortgage Association, REMIC,
   01-35, Class AZ
   6.500%, due 08/20/31                                 3,663,461      3,707,450
Residential Asset Securitization Trust,
   04-IP2, Class B1+
   5.439%, due 12/25/34                                 5,517,209      5,399,968
Structured Adjustable Rate Mortgage Loan Trust,
   04-3AC, Class A1+
   4.940%, due 03/25/34                                   699,194        687,844
Structured Asset Securities Corp.,
   02-23XS, Class A7 (d)
   6.080%, due 11/25/32                                 5,170,000      5,076,413
Wells Fargo Mortgage Backed Securities Trust,
   03-18, Class A2
   5.250%, due 12/25/33                                 3,523,581      3,302,698
                                                                    ------------
                                                                     235,741,684
                                                                    ------------
STRIPPED MORTGAGE-BACKED SECURITIES (E) -- 0.10%
Federal National Mortgage Association ++
   0.000%, due 08/01/34                                 2,765,515      1,926,677
Federal National Mortgage Association +++
   5.500%, due 02/01/36                                 2,856,991        748,724
MLCC Mortgage Investors, Inc.,
   03-D, Class XA1 +++
   1.000%, due 08/25/28                                 6,617,303         51,181
Sequoia Mortgage Trust,
   04-11, Class XAI +++
   0.606%, due 12/20/34                                37,445,157        525,110
Structured Adjustable Rate Mortgage Loan Trust,
   05-17, Class 4AX +++
   5.500%, due 08/25/35                                 3,700,200        629,612
                                                                    ------------
                                                                       3,881,304
                                                                    ------------
US GOVERNMENT OBLIGATIONS -- 5.35%
US Treasury Bonds
   6.250%, due 08/15/23                                11,755,000     12,964,484
   6.250%, due 05/15/30                                 4,215,000      4,774,145


--------------------------------------------------------------------------------
24

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE
                                                        AMOUNT          VALUE
                                                   --------------   ------------
   8.500%, due 02/15/20 (b)                        $   14,485,000   $ 18,943,657
   8.750%, due 05/15/17                                12,415,000     16,018,255
   8.875%, due 02/15/19                                14,240,000     18,921,400
US Treasury Inflation Indexed
   Bonds (TIPS)
   2.000%, due 07/15/14                                13,021,866     12,540,161
US Treasury Notes
   3.875%, due 05/15/09                                 2,455,000      2,373,199
   3.875%, due 02/15/13                                 5,200,000      4,840,467
   4.500%, due 11/15/15                                21,995,000     20,950,238
   4.625%, due 02/29/08                                 3,940,000      3,904,138
   4.750%, due 03/31/11                                72,815,000     71,719,935
   4.875%, due 05/15/09 (b)                            21,675,000     21,527,675
                                                                    ------------
                                                                     209,477,754
                                                                    ------------
Total US Bonds                                                       602,158,098
                                                                    ------------
INTERNATIONAL BONDS -- 7.18%
INTERNATIONAL CORPORATE BONDS -- 0.30%
CANADA -- 0.02%
Bombardier, Inc., 144A
   6.300%, due 05/01/14                            $      900,000        783,000
                                                                    ------------
GERMANY -- 0.18%
Kreditanstalt fuer Wiederaufbau
   4.750%, due 12/07/10                        GBP      1,245,000      2,271,372
Landwirtschaftliche Rentenbank
   5.750%, due 01/21/15                        AUD      6,785,000      4,889,757
                                                                    ------------
                                                                       7,161,129
                                                                    ------------
LUXEMBOURG -- 0.03%
Telecom Italia Capital S.A.
   5.250%, due 11/15/13                            $      325,000        300,452
   6.375%, due 11/15/33                                   925,000        836,343
                                                                    ------------
                                                                       1,136,795
                                                                    ------------
UNITED KINGDOM -- 0.07%
Abbey National PLC
   7.950%, due 10/26/29                            $      295,000        351,199
Lloyds TSB Bank PLC
   6.625%, due 03/30/15                        GBP        330,000        662,232
Royal Bank of Scotland
   Group PLC (f)
   9.118%, due 03/31/10                            $      675,000        741,285
Royal Bank of Scotland PLC
   9.625%, due 06/22/15                        GBP        370,000        886,488
                                                                    ------------
                                                                       2,641,204
                                                                    ------------
Total International Corporate Bonds                                   11,722,128
                                                                    ------------
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.13%
UNITED KINGDOM -- 0.13%
Mound Financing PLC, 5A,
   Class 2C, 144A(h)+
   5.662%, due 02/08/42                            $    1,200,000      1,200,000
Paragon Mortgages PLC, 7A,
   Class B1A, 144A+
   5.920%, due 05/15/43                                 1,040,000      1,041,366
Permanent Financing PLC,
   04, Class 2C (d)
   6.020%, due 06/10/42                            $    2,700,000   $  2,711,349
                                                                    ------------
Total International
   Asset-Backed Securities                                             4,952,715
                                                                    ------------
FOREIGN GOVERNMENT BONDS -- 6.57%
AUSTRIA -- 0.22%
Republic of Austria
   5.875%, due 07/15/06                        EUR      6,655,000      8,521,325
                                                                    ------------
BELGIUM -- 0.18%
Government of Belgium
   5.750%, due 03/28/08                        EUR      5,480,000      7,261,308
                                                                    ------------
CANADA -- 0.22%
Government of Canada
   3.000%, due 06/01/07                        CAD      6,000,000      5,305,294
   4.500%, due 09/01/07                                 2,150,000      1,926,372
   5.750%, due 09/01/06                                 1,485,000      1,333,001
                                                                    ------------
                                                                       8,564,667
                                                                    ------------
FINLAND --0.23%
Government of Finland
   5.000%, due 07/04/07                        EUR      2,110,000      2,741,180
   5.750%, due 02/23/11                                 4,420,000      6,108,969
                                                                    ------------
                                                                       8,850,149
                                                                    ------------
FRANCE -- 0.95%
French Treasury Note
   3.500%, due 07/12/09                        EUR      3,885,000      4,937,993
Government of France
   3.750%, due 04/25/21                                 3,920,000      4,749,996
   4.750%, due 04/25/35                                   470,000        640,124
   5.500%, due 04/25/07                                 5,820,000      7,573,724
   5.500%, due 04/25/10                                 7,090,000      9,618,421
   5.500%, due 04/25/29                                 6,525,000      9,744,082
                                                                    ------------
                                                                      37,264,340
                                                                    ------------
GERMANY -- 2.39%
Bundesobligation
   3.500%, due 10/10/08                        EUR      4,400,000      5,610,858
Bundesschatzanweisungen
   2.500%, due 09/22/06                                 9,875,000     12,615,576
Deutsche Bundesrepublik
   3.750%, due 01/04/09                                 1,230,000      1,576,425
   4.500%, due 07/04/09                                18,160,000     23,751,399
   4.750%, due 07/04/34                                 6,805,000      9,290,502
   5.000%, due 07/04/12                                 2,650,000      3,579,860
   5.250%, due 07/04/10                                 8,015,000     10,793,044
   6.000%, due 01/04/07                                10,290,000     13,340,617
   6.250%, due 01/04/24                                 1,430,000      2,273,659
   6.500%, due 07/04/27                                 6,445,000     10,705,029
                                                                    ------------
                                                                      93,536,969
                                                                    ------------
JAPAN -- 1.30%
Government of Japan
   0.500%, due 06/20/07                        JPY  2,700,000,000     23,579,465
   0.900%, due 12/22/08                               785,000,000      6,859,572


--------------------------------------------------------------------------------
                                                                              25

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                      FACE
                                                     AMOUNT           VALUE
                                                  ------------   ---------------
   1.300%, due 06/20/11                       JPY  700,000,000   $    6,082,324
   1.500%, due 09/20/15                            240,000,000        2,031,593
   1.900%, due 06/20/25                            305,000,000        2,514,944
   2.300%, due 06/20/35                            350,000,000        2,922,304
   2.600%, due 03/20/19                            220,000,000        2,038,070
Government of Japan
   CPI Linked Bond
   0.500%, due 12/10/14                            570,000,000        4,793,100
                                                                 --------------
                                                                     50,821,372
                                                                 --------------
NETHERLANDS -- 0.26%
   Government of Netherlands
   4.000%, due 01/15/37                       EUR    3,070,000        3,714,957
   5.000%, due 07/15/11                              4,945,000        6,650,824
                                                                 --------------
                                                                     10,365,781
                                                                 --------------
SWEDEN -- 0.08%
Government of Sweden
   6.750%, due 05/05/14                       SEK   17,625,000        2,900,377
   8.000%, due 08/15/07                              2,000,000          293,049
                                                                 --------------
                                                                      3,193,426
                                                                 --------------
UNITED KINGDOM -- 0.74%
UK Gilts
   4.750%, due 09/07/15                       GBP    5,260,000        9,741,869
   4.750%, due 03/07/20                              1,250,000        2,331,654
   5.000%, due 03/07/12                              9,100,000       17,026,287
                                                                 --------------
                                                                     29,099,810
                                                                 --------------
Total Foreign Government Bonds                                      257,479,147
                                                                 --------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.18%
Eurofima
   6.250%, due 12/28/18                       AUD    8,250,000        6,201,971
Pemex Project Funding Master Trust
   8.000%, due 11/15/11                           $    670,000          708,425
                                                                 --------------
                                                                      6,910,396
                                                                 --------------
Total International Bonds                                           281,064,386
                                                                 --------------
Total Bonds (Cost $899,010,034)                                     883,222,484
                                                                 --------------

                                                     SHARES
                                                  ------------
INVESTMENT COMPANIES* -- 12.30%
UBS Corporate Bond Relationship Fund                 3,680,809       40,646,810
UBS Emerging Markets Equity Relationship Fund        7,238,101      167,868,945
UBS High Yield Relationship Fund                     1,595,260       31,640,230
UBS Small Cap Equity Relationship Fund               2,816,127      118,431,390
UBS U.S. Securitized Mortgage Relationship
   Fund                                             10,169,785      122,928,299
                                                                 --------------
Total Investment Companies
   (Cost $403,910,638)                                              481,515,674
                                                                 --------------

                                                     SHARES            VALUE
                                                  ------------    --------------
SHORT-TERM INVESTMENTS -- 3.05%
OTHER* -- 3.03%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund, yield of
   5.21%                                           118,654,158   $  118,654,158
                                                                 --------------

                                                      FACE
                                                     AMOUNT
                                                  ------------
US GOVERNMENT OBLIGATIONS -- 0.02%
US Treasury Bills, yield of 4.06%(g) due
   07/06/06                                       $  1,000,000          999,260
                                                                 --------------
Total Short-Term Investments
   (Cost $119,653,568)                                              119,653,418
                                                                 --------------

                                                     SHARES
                                                  ------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED* -- 2.28%
UBS Supplementary Trust -- U.S. Cash
   Management Prime Fund, yield of 5.21%
   (Cost $89,260,136)                               89,260,136       89,260,136
                                                                 --------------
Total Investments -- 102.02%
   (Cost $3,731,323,062)                                          3,994,820,082
Liabilities, in excess of cash and other
   assets -- (2.02%)                                                (79,187,442)
                                                                 --------------
Net Assets -- 100.00%                                            $3,915,632,640
                                                                 ==============


--------------------------------------------------------------------------------
26

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $3,759,615,056; and net unrealized appreciation consisted of:

Gross unrealized appreciation   $322,726,030
Gross unrealized depreciation    (87,521,004)
                                ------------
Net unrealized appreciation     $235,205,026
                                ============

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.

++ Principal Only security -- This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

+++ Interest Only security -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

*     Investment in affiliated mutual fund.

(a)   Non-income producing security.

(b)   Securities, or portion thereof, were on loan at June 30, 2006.

(c) All or a portion of this security is segregated for "To Be Announced" ("TBA") securities.

(d) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.

(e) Security is illiquid. These securities amounted to $3,881,304 or 0.10% of net assets as of June 30, 2006.

(f)   Perpetual bond security. The maturity date reflects the next call date.

(g) This security was pledged to cover margin requirements for futures contracts.

(h) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of these securities amounted to $2,811,936 or 0.07% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $36,644,396 or 0.94% of net assets.

CPI   Consumer Price Index

REIT  Real Estate Investment Trust

REMIC Real Estate Mortgage Investment Conduit

TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS Treasury Inflation Protected Securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on a changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   British Pound

JPY   Japanese Yen

SEK   Swedish Krona


--------------------------------------------------------------------------------
                                                                              27

UBS GLOBAL ALLOCATION FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Allocation Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                       UNREALIZED
                                       CONTRACTS         IN EXCHANGE      MATURITY   APPRECIATION/
                                       TO DELIVER           FOR            DATES     (DEPRECIATION)
                                     -------------   ------------------   --------   --------------
British Pound                           44,440,000   USD     83,420,546   11/20/06    $   976,347
Canadian Dollar                         29,075,000   USD     26,505,310   11/20/06        353,045
Euro                                    68,283,885   JPY  9,843,600,000   11/20/06       (391,454)
Euro                                   141,270,000   USD    182,450,250   11/20/06        121,964
Japanese Yen                         2,310,300,000   USD     21,526,807   11/20/06        934,581
Swiss Franc                             24,960,000   USD     20,584,294   11/20/06       (143,343)
United States Dollar                    22,487,332   AUD     29,075,000   11/20/06       (918,915)
United States Dollar                   163,924,627   CHF    196,085,000   11/20/06     (1,088,940)
United States Dollar                   226,618,499   JPY 24,496,100,000   11/20/06     (8,279,223)
United States Dollar                   199,634,743   SEK  1,437,450,000   11/20/06      2,396,085
United States Dollar                   119,136,399   SGD    184,995,000   11/20/06     (1,458,179)
United States Dollar                   118,592,396   THB  4,476,270,000   11/20/06     (1,367,547)
                                                                                      -----------
Net unrealized depreciation on
forward foreign currency contracts                                                    $(8,865,579)
                                                                                      ===========

Currency Type Abbreviations:

AUD   Australian Dollar
CHF   Swiss Franc
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
THB   Thailand Baht
USD   United States Dollar

FUTURES CONTRACTS

UBS Global Allocation Fund had the following open futures contracts as of June 30, 2006:

                                                                                                 UNREALIZED
                                                     EXPIRATION        COST/        CURRENT     APPRECIATION/
                                                        DATES         PROCEEDS       VALUE      (DEPRECIATION)
                                                   --------------   -----------   -----------   --------------
US TREASURY FUTURES BUY CONTRACTS:
5 Year US Treasury Notes, 203 contracts            September 2006   $21,081,093   $20,991,469    $   (89,624)
10 Year US Treasury Notes, 90 contracts            September 2006     9,473,563     9,437,344        (36,219)

INDEX FUTURES BUY CONTRACTS:
Amsterdam Exchanges Index, 527 contracts (EUR)          July 2006    57,294,328    59,411,591      2,117,263
FTSE-100 Index, 920 contracts (GBP)                September 2006    97,291,129    99,098,628      1,807,499

INDEX FUTURE SALE CONTRACTS:
DAX Index, 218 contracts (EUR)                     September 2006    37,208,992    39,918,415     (2,709,423)
Nikkei 225 Index, 291 contracts (JPY)              September 2006    39,970,089    39,439,095        530,994
S&P Toronto Stock Exchange, 331 contracts (CAD)    September 2006    37,550,844    38,962,107     (1,411,263)
S&P 500 Index, 68 contracts (USD)                  September 2006    21,196,110    21,749,800       (553,690)
SPI 200 Index, 417 contracts (AUD)                 September 2006    37,046,417    39,353,833     (2,307,416)
                                                                                                 -----------
Net unrealized depreciation on futures contracts                                                 $(2,651,879)
                                                                                                 ===========

The segregated aggregate market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2006 was $20,798,622.

Currency Type Abbreviations:

AUD   Australian Dollar
CAD   Canadian Dollar
EUR   Euro
GBP   British Pound
JPY   Japanese Yen
USD   United States Dollar

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
28

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS Global Equity Fund (the "Fund") returned 12.35% (6.15% after the deduction of the maximum sales charge) and Class Y shares returned 12.67%. The Fund's benchmark, the MSCI World Free Index (net US) (the "Index"), returned 17.27% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 31; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Over the course of the Fund's fiscal year, returns were solid on an absolute basis, although the Fund did lag the Index on a relative basis. International equities continued to capture investors' attention, as new money flowed into global stock funds at a booming rate. At the same time, investors seemed also to have an insatiable appetite for risk--emerging markets and small cap stocks were among the best performers over the period.

Because the Fund is managed on a bottom-up basis in accordance with our fundamental research, we tended to avoid areas of the market that we felt were overvalued. While our limited exposure to these sectors hampered the Fund's relative performance, we believe that over the longer term, the Fund is well positioned to take advantage of mispricings and undervalued opportunities.

LIMITED EXPOSURE TO BOOMING MATERIALS SECTORS DETRACTED FROM RETURNS

Throughout the past year, materials and commodities--and particularly metals--experienced an extraordinary run-up in prices. Gold, silver and copper all hit highs during the reporting period not seen in years, if not decades. We believe a number of factors led to this spike in prices. China was no doubt one influence; as the country continues to industrialize, it will remain one of the world's largest consumers of metal and other materials as it builds its infrastructure--everything from bridges to office towers to dams. As a result, demand for materials was high during the reporting period, but we believe the market has tended to overlook the accompanying increasing supply, as major metal companies work to accommodate a new, larger marketplace. Our research indicates that current prices are unsustainable over the longer term, making the sector unattractive from a valuation perspective. As a result, we maintained an underweight position throughout the period. The Fund did not own shares of any mining companies, and as materials prices soared, our lack of exposure detracted from returns.

FUND'S POSITIONS IN PHARMACEUTICAL AND BANKING SECTORS BOOSTED RETURNS

The pharmaceutical sector and the banking sector were two of the Fund's biggest overweights during the year, and both had a positive impact on performance.

Within pharmaceuticals, stock selection was crucial to performance. Not owning Pfizer, one of the leading drug makers in the US, played a significant role in the Fund's relative returns. Shares of Pfizer were highly volatile during the past year, and ended on a down note. In general, we avoid drug companies with pressure from generic labels and expiring patents. Cephalon, on the other hand, is another prescription drug maker whose share price more than doubled during the period, despite giving back some of those gains during the second quarter of 2006. The company's drug pipeline is comparatively strong in our analysis. Over the year, the stock was one of the Fund's top contributors to performance.

Within the banking sector, Unicredito Italiano was one of the top contributors to Fund performance. The Fund has maintained an overweight position in banks for some time now. We believe that in valuing the banking industry, the market is overly concerned about the impact of higher interest rates and the risk of a housing slowdown. The banks we own have conservatively managed balance sheets and have taken proactive steps to hedge business risk from rising interest rates. Also, if long interest rates increase in the US, as we believe they may, it could benefit banks as the spread between their costs of lending and the revenue generated by loans increases. Our valuation work suggests that banks are particularly undervalued and we maintain conviction in our overweight position.

TELECOMMUNICATIONS COMPANIES CONTINUED TO LAG THE MARKET

Telecom service companies have generally struggled for the past several quarters. The sector faces a


--------------------------------------------------------------------------------
                                                                              29

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

number of challenges, which have given some investors pause, including concern over how management invests capital, increased competition from new technologies, the possibility of further consolidation and the prospect of unfavorable government regulation. We, however, are finding a number of positive signals within the industry. Telecoms are generating high levels of free cash flow, which we believe may likely be returned to shareholders via share buybacks and increased dividends. We found attractive valuations in a number of telecom stocks, including France Telecom, Sprint Nextel and Vodafone. Although all three declined during the reporting period, we believe their fundamentals remain sound and are optimistic about their future growth.

OUTLOOK FOR INTERNATIONAL MARKETS REMAINS HEALTHY

We continue to believe that over the coming months and quarters, it is unlikely that international markets will be as fueled by commodity and oil prices and massive inflows of investor capital as they have been over the past year. Rather, we believe that markets will eventually reward those companies with solid fundamentals and industry leadership positions, such as those we seek to identify. With that in mind, we will continue to focus on those very factors, building from the bottom up a risk-conscious portfolio of those investment opportunities we believe are most likely to be rewarded.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
30

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                     1 YEAR     5 YEARS   10 YEARS
                                      ENDED      ENDED      ENDED     INCEPTION*
                                    06/30/06   06/30/06   06/30/06   TO 06/30/06
--------------------------------------------------------------------------------
UBS Global Equity Fund Class A       12.35%      5.96%       N/A        5.06%
UBS Global Equity Fund Class B       11.41        N/A        N/A        6.77
UBS Global Equity Fund Class C       11.45        N/A        N/A        6.67
UBS Global Equity Fund Class Y       12.67       6.31       6.89%       7.56
UBS Global Equity Fund Class A**      6.15       4.76        N/A        4.40
UBS Global Equity Fund Class B**      6.41        N/A        N/A        6.42
UBS Global Equity Fund Class C**     10.45        N/A        N/A        6.67
MSCI World Free Index (net US)***    17.27       6.03       7.19        7.93

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES IS 01/28/94. THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 01/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).

**   RETURNS INCLUDE SALES CHARGES.

*** THE MSCI WORLD FREE INDEX (NET US) IS A BROAD-BASED INDEX THAT REPRESENTS THE US AND DEVELOPED NON-US EQUITY MARKETS IN TERMS OF CAPITALIZATION AND PERFORMANCE. IT IS DESIGNED TO PROVIDE A REPRESENTATIVE TOTAL RETURN FOR ALL MAJOR STOCK EXCHANGES LOCATED INSIDE AND OUTSIDE THE UNITED STATES. THIS BENCHMARK HAS BEEN CALCULATED NET OF WITHHOLDING TAX FROM A US PERSPECTIVE.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              31

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS Global Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the MSCI World Free Index (net US), if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on January 28, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS GLOBAL EQUITY FUND CLASS A VS. MSCI WORLD FREE INDEX (NET US)

Wealth Value With Dividends Reinvested

                                    [CHART]

             UBS GLOBAL EQUITY   MSCI WORLD FREE
                FUND CLASS A      INDEX (NET US)
 6/30/1997        $ 9,452            $10,000
 7/31/1997        $ 9,763            $10,462
 8/31/1997        $ 9,304            $ 9,754
 9/30/1997        $ 9,704            $10,284
10/31/1997        $ 9,170            $ 9,744
11/30/1997        $ 9,163            $ 9,914
12/31/1997        $ 9,275            $10,036
 1/31/1998        $ 9,422            $10,317
 2/28/1998        $10,002            $11,015
 3/31/1998        $10,410            $11,479
 4/30/1998        $10,386            $11,591
 5/31/1998        $10,361            $11,450
 6/30/1998        $10,265            $11,718
 7/31/1998        $10,215            $11,700
 8/31/1998        $ 9,093            $10,141
 9/30/1998        $ 9,232            $10,321
10/31/1998        $ 9,839            $11,256
11/30/1998        $10,215            $11,926
12/31/1998        $10,539            $12,506
 1/31/1999        $10,539            $12,781
 2/28/1999        $10,220            $12,441
 3/31/1999        $10,539            $12,957
 4/30/1999        $11,262            $13,470
 5/31/1999        $10,859            $12,974
 6/30/1999        $11,270            $13,577
 7/31/1999        $11,220            $13,537
 8/31/1999        $11,043            $13,512
 9/30/1999        $10,732            $13,385
10/31/1999        $10,875            $14,080
11/30/1999        $11,152            $14,475
12/31/1999        $11,866            $15,648
 1/31/2000        $11,049            $14,753
 2/29/2000        $10,835            $14,791
 3/31/2000        $11,207            $15,815
 4/30/2000        $11,086            $15,145
 5/31/2000        $11,170            $14,762
 6/30/2000        $11,550            $15,259
 7/31/2000        $11,281            $14,829
 8/31/2000        $11,485            $15,312
 9/30/2000        $11,142            $14,498
10/31/2000        $11,262            $14,256
11/30/2000        $11,170            $13,389
12/31/2000        $11,830            $13,601
 1/31/2001        $12,079            $13,865
 2/28/2001        $11,373            $12,695
 3/31/2001        $10,708            $11,860
 4/30/2001        $11,352            $12,738
 5/31/2001        $11,258            $12,577
 6/30/2001        $11,036            $12,182
 7/31/2001        $10,911            $12,022
 8/31/2001        $10,641            $11,446
 9/30/2001        $ 9,808            $10,437
10/31/2001        $ 9,954            $10,638
11/30/2001        $10,578            $11,268
12/31/2001        $10,700            $11,340
 1/31/2002        $10,462            $10,997
 2/28/2002        $10,462            $10,902
 3/31/2002        $10,873            $11,384
 4/30/2002        $10,678            $11,000
 5/31/2002        $10,765            $11,023
 6/30/2002        $10,148            $10,355
 7/31/2002        $ 9,249            $ 9,483
 8/31/2002        $ 9,335            $ 9,501
 9/30/2002        $ 8,155            $ 8,457
10/31/2002        $ 8,870            $ 9,083
11/30/2002        $ 9,422            $ 9,573
12/31/2002        $ 9,017            $ 9,111
 1/31/2003        $ 8,682            $ 8,835
 2/28/2003        $ 8,493            $ 8,683
 3/31/2003        $ 8,392            $ 8,657
 4/30/2003        $ 9,218            $ 9,427
 5/31/2003        $ 9,742            $ 9,968
 6/30/2003        $ 9,921            $10,143
 7/31/2003        $10,066            $10,350
 8/31/2003        $10,178            $10,574
 9/30/2003        $10,245            $10,640
10/31/2003        $10,713            $11,273
11/30/2003        $10,903            $11,446
12/31/2003        $11,629            $12,167
 1/31/2004        $11,674            $12,364
 2/29/2004        $11,832            $12,574
 3/31/2004        $11,719            $12,492
 4/30/2004        $11,550            $12,239
 5/31/2004        $11,561            $12,355
 6/30/2004        $11,854            $12,612
 7/31/2004        $11,460            $12,203
 8/31/2004        $11,595            $12,259
 9/30/2004        $11,798            $12,494
10/31/2004        $12,181            $12,802
11/30/2004        $12,700            $13,478
12/31/2004        $13,253            $13,996
 1/31/2005        $12,960            $13,683
 2/28/2005        $13,230            $14,121
 3/31/2005        $13,050            $13,849
 4/30/2005        $12,791            $13,553
 5/31/2005        $12,937            $13,799
 6/30/2005        $13,118            $13,924
 7/31/2005        $13,479            $14,411
 8/31/2005        $13,557            $14,523
 9/30/2005        $13,783            $14,903
10/31/2005        $13,524            $14,544
11/30/2005        $13,783            $15,034
12/31/2005        $14,159            $15,370
 1/31/2006        $14,613            $16,059
 2/28/2006        $14,624            $16,040
 3/31/2006        $14,897            $16,395
 4/30/2006        $15,316            $16,898
 5/31/2006        $14,760            $16,329
 6/30/2006        $14,738            $16,328

6/30/97 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS GLOBAL EQUITY FUND CLASS Y VS. MSCI WORLD FREE INDEX (NET US)

Wealth Value With Dividends Reinvested

                                    [CHART]

             UBS GLOBAL EQUITY   MSCI WORLD FREE
                FUND CLASS Y      INDEX (NET US)
 1/28/1994      $10,000,000        $10,000,000
 2/28/1994      $ 9,780,000        $ 9,868,650
 3/31/1994      $ 9,350,000        $ 9,443,486
 4/30/1994      $ 9,570,000        $ 9,740,779
 5/31/1994      $ 9,640,000        $ 9,769,630
 6/30/1994      $ 9,530,255        $ 9,741,009
 7/31/1994      $ 9,670,848        $ 9,927,490
 8/31/1994      $10,082,587        $10,227,505
 9/30/1994      $ 9,811,442        $ 9,957,480
10/31/1994      $ 9,831,527        $10,243,957
11/30/1994      $ 9,570,424        $ 9,802,447
12/31/1994      $ 9,565,205        $ 9,895,510
 1/31/1995      $ 9,423,198        $ 9,750,248
 2/28/1995      $ 9,575,348        $ 9,894,991
 3/31/1995      $ 9,656,495        $10,372,364
 4/30/1995      $ 9,910,080        $10,735,211
 5/31/1995      $10,041,944        $10,832,081
 6/30/1995      $10,108,019        $10,828,508
 7/31/1995      $10,576,384        $11,370,661
 8/31/1995      $10,750,102        $11,116,882
 9/30/1995      $10,944,258        $11,445,256
10/31/1995      $10,923,821        $11,267,456
11/30/1995      $11,312,132        $11,660,176
12/31/1995      $11,663,238        $12,002,355
 1/31/1996      $12,012,698        $12,226,759
 2/29/1996      $12,067,301        $12,301,122
 3/31/1996      $12,274,793        $12,505,341
 4/30/1996      $12,613,333        $12,799,144
 5/31/1996      $12,646,095        $12,809,385
 6/30/1996      $12,702,021        $12,877,652
 7/31/1996      $12,295,820        $12,422,547
 8/31/1996      $12,515,388        $12,569,453
 9/30/1996      $12,932,568        $13,062,312
10/31/1996      $12,976,482        $13,152,232
11/30/1996      $13,635,186        $13,893,682
12/31/1996      $13,676,880        $13,672,863
 1/31/1997      $13,796,958        $13,840,471
 2/28/1997      $13,989,082        $13,998,221
 3/31/1997      $13,929,043        $13,718,066
 4/30/1997      $14,013,098        $14,168,078
 5/31/1997      $14,841,636        $15,044,785
 6/30/1997      $15,402,526        $15,793,214
 7/31/1997      $15,909,506        $16,522,156
 8/31/1997      $15,173,178        $15,403,957
 9/30/1997      $15,825,009        $16,241,440
10/31/1997      $14,967,972        $15,388,889
11/30/1997      $14,955,901        $15,658,032
12/31/1997      $15,143,042        $15,849,368
 1/31/1998      $15,396,314        $16,294,015
 2/28/1998      $16,342,755        $17,396,117
 3/31/1998      $17,009,262        $18,128,278
 4/30/1998      $16,982,601        $18,305,529
 5/31/1998      $16,929,281        $18,083,418
 6/30/1998      $16,787,717        $18,506,372
 7/31/1998      $16,707,393        $18,478,446
 8/31/1998      $14,873,328        $16,015,403
 9/30/1998      $15,114,301        $16,300,408
10/31/1998      $16,118,351        $17,776,353
11/30/1998      $16,734,168        $18,835,070
12/31/1998      $17,268,278        $19,750,694
 1/31/1999      $17,268,278        $20,184,666
 2/28/1999      $16,760,387        $19,648,306
 3/31/1999      $17,282,005        $20,463,349
 4/30/1999      $18,476,234        $21,273,448
 5/31/1999      $17,803,622        $20,489,756
 6/30/1999      $18,490,217        $21,442,874
 7/31/1999      $18,421,327        $21,379,166
 8/31/1999      $18,131,986        $21,339,538
 9/30/1999      $17,622,197        $21,138,935
10/31/1999      $17,870,202        $22,236,827
11/30/1999      $18,311,102        $22,861,442
12/31/1999      $19,490,564        $24,713,054
 1/31/2000      $18,165,815        $23,299,070
 2/29/2000      $17,800,367        $23,359,840
 3/31/2000      $18,424,674        $24,976,567
 4/30/2000      $18,226,723        $23,919,404
 5/31/2000      $18,378,993        $23,313,850
 6/30/2000      $18,988,073        $24,098,722
 7/31/2000      $18,561,717        $23,419,292
 8/31/2000      $18,896,711        $24,182,114
 9/30/2000      $18,333,312        $22,897,473
10/31/2000      $18,546,490        $22,514,349
11/30/2000      $18,394,220        $21,145,839
12/31/2000      $19,474,780        $21,480,517
 1/31/2001      $19,900,365        $21,897,417
 2/28/2001      $18,742,773        $20,049,206
 3/31/2001      $17,653,275        $18,731,178
 4/30/2001      $18,708,727        $20,117,454
 5/31/2001      $18,555,516        $19,863,013
 6/30/2001      $18,215,305        $19,239,580
 7/31/2001      $17,993,583        $18,986,079
 8/31/2001      $17,550,139        $18,076,236
 9/30/2001      $16,185,697        $16,482,960
10/31/2001      $16,458,585        $16,800,112
11/30/2001      $17,481,917        $17,795,749
12/31/2001      $17,716,430        $17,908,953
 1/31/2002      $17,325,888        $17,367,604
 2/28/2002      $17,308,136        $17,218,389
 3/31/2002      $18,000,461        $17,979,690
 4/30/2002      $17,680,926        $17,372,895
 5/31/2002      $17,822,942        $17,408,645
 6/30/2002      $16,811,082        $16,353,833
 7/31/2002      $15,319,919        $14,976,206
 8/31/2002      $15,479,686        $15,004,914
 9/30/2002      $13,526,974        $13,356,565
10/31/2002      $14,698,601        $14,344,262
11/30/2002      $15,621,702        $15,119,594
12/31/2002      $14,964,132        $14,388,976
 1/31/2003      $14,413,980        $13,953,754
 2/28/2003      $14,102,228        $13,713,415
 3/31/2003      $13,918,844        $13,671,849
 4/30/2003      $15,312,562        $14,888,864
 5/31/2003      $16,174,466        $15,743,010
 6/30/2003      $16,486,219        $16,018,582
 7/31/2003      $16,724,618        $16,345,853
 8/31/2003      $16,926,341        $16,699,966
 9/30/2003      $17,073,048        $16,803,862
10/31/2003      $17,861,599        $17,803,653
11/30/2003      $18,173,352        $18,077,234
12/31/2003      $19,389,322        $19,215,088
 1/31/2004      $19,463,539        $19,526,961
 2/29/2004      $19,723,301        $19,859,003
 3/31/2004      $19,556,311        $19,728,895
 4/30/2004      $19,259,441        $19,328,543
 5/31/2004      $19,296,550        $19,512,716
 6/30/2004      $19,797,518        $19,918,693
 7/31/2004      $19,129,561        $19,272,440
 8/31/2004      $19,370,767        $19,361,232
 9/30/2004      $19,704,746        $19,731,950
10/31/2004      $20,354,149        $20,218,689
11/30/2004      $21,226,205        $21,286,180
12/31/2004      $22,153,924        $22,104,013
 1/31/2005      $21,671,510        $21,609,744
 2/28/2005      $22,116,815        $22,301,115
 3/31/2005      $21,838,499        $21,872,551
 4/30/2005      $21,411,749        $21,404,425
 5/31/2005      $21,652,956        $21,793,824
 6/30/2005      $21,949,826        $21,989,816
 7/31/2005      $22,562,120        $22,759,211
 8/31/2005      $22,692,000        $22,936,750
 9/30/2005      $23,081,642        $23,536,307
10/31/2005      $22,654,892        $22,969,099
11/30/2005      $23,081,642        $23,743,547
12/31/2005      $23,738,982        $24,274,940
 1/31/2006      $24,486,666        $25,362,775
 2/28/2006      $24,505,358        $25,332,957
 3/31/2006      $24,972,661        $25,892,984
 4/30/2006      $25,682,961        $26,687,051
 5/31/2006      $24,767,048        $25,789,047
 6/30/2006      $24,729,664        $25,787,366

1/28/94 = $10,000,000

INDEX IS STARTED ON 1/31/94.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
32

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                                  BEGINNING         ENDING       DURING PERIOD*      EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE     01/01/06 TO        RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006      06/30/06      DURING PERIOD
---------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,040.90         $ 6.33           1.25%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.60           6.26           1.25%

CLASS B   Actual                                   1,000.00         1,035.90          10.10           2.00%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.88           9.99           2.00%

CLASS C   Actual                                   1,000.00         1,036.00          10.10           2.00%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.88           9.99           2.00%

CLASS Y   Actual                                   1,000.00         1,041.70           4.96           0.98%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.93           4.91           0.98%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                              33

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

TOP TEN US EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                            PERCENTAGE OF
                              NET ASSETS
-----------------------------------------
Citigroup, Inc.                  3.0%
Microsoft Corp.                  2.0
Costco Wholesale Corp.           1.9
Illinois Tool Works, Inc.        1.8
Morgan Stanley                   1.7
Wyeth                            1.7
Wells Fargo & Co.                1.7
Intel Corp.                      1.6
Allergan, Inc.                   1.5
Mellon Financial Corp.           1.4
-----------------------------------------
Total                           18.3%

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2006 (UNAUDITED)

                            PERCENTAGE OF
                              NET ASSETS
-----------------------------------------
United States                   52.7%
United Kingdom                  10.4
Japan                            9.0
France                           5.9
Netherlands                      3.3
-----------------------------------------
Total                           81.3%

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                            PERCENTAGE OF
                              NET ASSETS
-----------------------------------------
BP PLC                           2.6%
Vodafone Group PLC               1.9
Total S.A.                       1.9
France Telecom S.A.              1.5
Roche Holding AG                 1.4
Bank of Ireland                  1.4
ABN AMRO Holding NV              1.3
Barclays PLC                     1.3
NTT DoCoMo, Inc.                 1.3
Toyota Motor Corp.               1.3
-----------------------------------------
Total                           15.9%


--------------------------------------------------------------------------------
34

UBS GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Equities
US Equities
Aerospace & Defense                                                        0.73%
Air Freight & Logistics                                                    1.08
Auto Components                                                            1.00
Automobiles                                                                0.39
Beverages                                                                  0.98
Biotechnology                                                              1.43
Building Products                                                          1.14
Capital Markets                                                            3.18
Commercial Banks                                                           3.33
Commercial Services & Supplies                                             0.32
Computers & Peripherals                                                    1.19
Diversified Consumer Services                                              0.28
Diversified Financial Services                                             3.78
Diversified Telecommunication Services                                     0.85
Electric Utilities                                                         1.56
Energy Equipment & Services                                                0.47
Food & Staples Retailing                                                   3.33
Health Care Equipment & Supplies                                           0.94
Health Care Providers & Services                                           2.33
Insurance                                                                  1.69
Internet & Catalog Retail                                                  0.22
Machinery                                                                  1.77
Media                                                                      2.93
Multi-Utilities & Unregulated Power                                        0.90
Multiline Retail                                                           1.30
Pharmaceuticals                                                            5.18
Road & Rail                                                                0.92
Semiconductors & Semiconductor Equipment                                   2.59
Software                                                                   4.87
Thrifts & Mortgage Finance                                                 0.78
Wireless Telecommunication Services                                        1.28
                                                                         ------
Total US Equities                                                         52.74
International Equities
Airlines                                                                   0.32
Auto Components                                                            0.46
Automobiles                                                                2.33
Beverages                                                                  0.30%
Capital Markets                                                            0.46
Chemicals                                                                  0.46
Commercial Banks                                                           8.57
Commercial Services & Supplies                                             0.41
Construction Materials                                                     0.79
Consumer Finance                                                           0.64
Diversified Financial Services                                             0.43
Diversified Telecommunication Services                                     2.58
Energy Equipment & Services                                                0.37
Food & Staples Retailing                                                   0.28
Health Care Providers & Services                                           0.14
Hotels, Restaurants & Leisure                                              1.22
Household Durables                                                         0.18
Insurance                                                                  5.20
Internet & Catalog Retail                                                  0.32
Internet Software & Services                                               0.20
IT Services                                                                0.44
Machinery                                                                  0.35
Media                                                                      0.46
Office Electronics                                                         0.78
Oil & Gas                                                                  4.95
Paper & Forest Products                                                    0.38
Pharmaceuticals                                                            2.42
Real Estate                                                                0.28
Road & Rail                                                                0.78
Semiconductors & Semiconductor Equipment                                   0.74
Specialty Retail                                                           0.75
Tobacco                                                                    1.92
Wireless Telecommunication Services                                        3.20
                                                                         ------
Total International Equities                                              43.11
Total Equities                                                            95.85
Investment Company                                                         3.94
Warrants                                                                   0.00+
                                                                         ------
Total Investments                                                         99.79
Cash and other assets, less liabilities                                    0.21
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======

--------------------------------------------------------------------------------
+    AMOUNT REPRESENTS LESS THAN 0.005%.


--------------------------------------------------------------------------------
                                                                              35

UBS GLOBAL EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                           SHARES       VALUE
                                                          -------   ------------
EQUITIES -- 95.85%
US EQUITIES -- 52.74%
Allergan, Inc.                                             58,100   $  6,231,806
American Electric Power Co., Inc.                          48,000      1,644,000
American International Group, Inc.                         88,600      5,231,830
Analog Devices, Inc.                                       89,000      2,860,460
Anheuser-Busch Cos., Inc.                                  91,600      4,176,044
AT&T, Inc.                                                107,600      3,000,964
Baker Hughes, Inc.                                         12,700      1,039,495
Boston Scientific Corp. (a)                                65,100      1,096,284
Bristol-Myers Squibb Co.                                  131,600      3,403,176
Burlington Northern Santa Fe Corp.                         49,300      3,907,025
Caremark Rx, Inc.                                          39,800      1,984,826
Cendant Corp.                                              84,400      1,374,876
Cephalon, Inc. (a)                                         26,100      1,568,610
Citigroup, Inc.                                           260,700     12,576,168
Costco Wholesale Corp.                                    143,700      8,209,581
Dell, Inc. (a)                                            207,600      5,067,516
DIRECTV Group, Inc. (a)                                   137,900      2,275,350
Embarq Corp. (a)                                           14,542        596,077
ENSCO International, Inc.                                  21,000        966,420
Exelon Corp.                                               41,400      2,352,762
Expedia, Inc. (a)                                          62,100        929,637
FedEx Corp.                                                39,200      4,580,912
Fifth Third Bancorp                                        97,900      3,617,405
Freddie Mac                                                58,100      3,312,281
Genzyme Corp. (a)                                          74,000      4,517,700
H&R Block, Inc.                                            49,300      1,176,298
Harley-Davidson, Inc.                                      30,000      1,646,700
Hartford Financial Services Group, Inc.                    22,800      1,928,880
Illinois Tool Works, Inc.                                 158,500      7,528,750
Intel Corp.                                               352,700      6,683,665
Johnson & Johnson                                          83,102      4,979,472
Johnson Controls, Inc.                                     51,700      4,250,774
JPMorgan Chase & Co.                                       82,500      3,465,000
Kohl's Corp. (a)                                           93,100      5,504,072
Kroger Co.                                                 97,500      2,131,350
Lockheed Martin Corp.                                      12,900        925,446
Masco Corp.                                               163,800      4,855,032
Medco Health Solutions, Inc. (a)                           74,100      4,244,448
Medtronic, Inc.                                            34,700      1,628,124
Mellon Financial Corp.                                    177,200      6,100,996
Mercury Interactive Corp. (a)                              49,400      1,727,518
Microsoft Corp.                                           372,000      8,667,600
Morgan Stanley                                            117,100      7,401,891
News Corp., Class A                                        92,400      1,772,232
NiSource, Inc.                                             57,000      1,244,880
Northeast Utilities                                        50,700      1,047,969
Northrop Grumman Corp.                                     34,100      2,184,446
Omnicom Group, Inc.                                        62,400      5,559,216
Oracle Corp. (a)                                          381,000      5,520,690
Pepco Holdings, Inc.                                       66,100      1,558,638
PNC Financial Services Group, Inc.                         49,400      3,466,398
R.H. Donnelley Corp.                                       37,700      2,038,439
Salesforce.com, Inc. (a)                                   22,400        597,184
Sempra Energy                                              56,300   $  2,560,524
Sprint Nextel Corp.                                       269,453      5,386,365
Symantec Corp. (a)                                        267,765      4,161,068
Sysco Corp.                                               124,800      3,813,888
UnitedHealth Group, Inc.                                   81,800      3,663,004
Univision Communications, Inc. (a)                         24,100        807,350
Waters Corp. (a)                                           28,100      1,247,640
Wells Fargo & Co.                                         105,400      7,070,232
Wyeth                                                     166,100      7,376,501
Xilinx, Inc.                                               65,000      1,472,250
                                                                    ------------
Total US Equities                                                    223,916,135
                                                                    ------------
INTERNATIONAL EQUITIES -- 43.11%
AUSTRALIA -- 1.67%
National Australia Bank Ltd.                               82,321      2,150,833
Qantas Airways Ltd.                                       615,665      1,354,202
QBE Insurance Group Ltd.                                  235,949      3,594,341
                                                                    ------------
                                                                       7,099,376
                                                                    ------------
AUSTRIA -- 0.61%
Telekom Austria AG                                        115,302      2,567,575
                                                                    ------------
BERMUDA -- 0.44%
Accenture Ltd., Class A                                    65,700      1,860,624
                                                                    ------------
CANADA -- 1.35%
Canadian Pacific Railway Ltd.                              50,800      2,589,830
Jean Coutu Group, Inc., Class A                           111,900      1,172,830
Magna International, Inc., Class A                         27,500      1,961,928
                                                                    ------------
                                                                       5,724,588
                                                                    ------------
CAYMAN ISLANDS -- 0.37%
GlobalSantaFe Corp.                                        27,300      1,576,575
                                                                    ------------
FRANCE -- 5.85%
AXA S.A.                                                  133,079      4,367,709
BNP Paribas                                                19,125      1,830,969
France Telecom S.A.                                       304,168      6,539,864
Sanofi-Aventis                                             29,222      2,851,819
Total S.A.                                                122,522      8,062,820
Unibail REIT                                                6,746      1,176,061
                                                                    ------------
                                                                      24,829,242
                                                                    ------------
GERMANY -- 1.52%
Allianz AG                                                 28,566      4,513,093
Cash.Life AG                                                6,516        210,024
QSC AG (a)                                                 50,511        280,390
Rhoen Klinikum AG                                          13,212        588,585
United Internet AG                                         58,896        848,980
                                                                    ------------
                                                                       6,441,072
                                                                    ------------
HONG KONG -- 0.31%
Esprit Holdings Ltd.                                      158,500      1,293,911
                                                                    ------------
IRELAND -- 1.35%
Bank of Ireland                                           321,252      5,732,018
                                                                    ------------
ITALY -- 1.63%
ENI SpA                                                    66,521      1,959,477
UniCredito Italiano SpA                                   633,098      4,955,756
                                                                    ------------
                                                                       6,915,233
                                                                    ------------


--------------------------------------------------------------------------------
36

UBS GLOBAL EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                          SHARES        VALUE
                                                        ---------   ------------
JAPAN -- 9.01%
Aiful Corp.                                                19,800   $  1,057,130
Canon, Inc.                                                67,650      3,316,292
Funai Electric Co. Ltd.                                     7,700        746,854
Honda Motor Co. Ltd.                                       71,400      2,264,785
Japan Tobacco, Inc.                                           814      2,966,078
Mitsui Sumitomo Insurance Co. Ltd.                        121,000      1,519,373
Nissan Motor Co. Ltd.                                     208,100      2,273,025
Nitto Denko Corp.                                          27,200      1,937,085
Nomura Holdings, Inc.                                      93,800      1,758,135
NTN Corp.                                                 187,000      1,478,810
NTT DoCoMo, Inc.                                            3,665      5,380,287
Rohm Co. Ltd.                                              18,800      1,680,566
Sompo Japan Insurance, Inc.                               153,000      2,139,112
Sumitomo Mitsui Financial Group, Inc.                         189      1,998,340
Takefuji Corp.                                             27,640      1,647,193
Toyota Motor Corp.                                        102,500      5,365,039
West Japan Railway Co.                                        177        734,665
                                                                    ------------
                                                                      38,262,769
                                                                    ------------
NETHERLANDS -- 3.29%
ABN AMRO Holding NV                                       207,469      5,676,120
Aegon NV                                                  179,218      3,064,789
ASML Holding NV (a)                                        72,281      1,464,424
ING Groep NV CVA                                           46,495      1,827,496
Reed Elsevier NV                                          130,013      1,955,607
                                                                    ------------
                                                                      13,988,436
                                                                    ------------
NORWAY -- 0.37%
Telenor ASA                                               129,000      1,559,423
                                                                    ------------
PANAMA -- 1.22%
Carnival Corp.                                            123,700      5,163,238
                                                                    ------------
SPAIN -- 0.83%
Banco Bilbao Vizcaya Argentaria S.A.                       64,230      1,321,026
Banco Santander Central Hispano S.A.                      150,655      2,200,580
                                                                    ------------
                                                                       3,521,606
                                                                    ------------
SWEDEN -- 0.38%
Svenska Cellulosa AB, B Shares                             39,200      1,620,454
                                                                    ------------
SWITZERLAND -- 2.54%
Holcim Ltd.                                                43,943      3,367,927
Novartis AG                                                29,394      1,591,659
Roche Holding AG                                           35,338      5,841,732
                                                                    ------------
                                                                      10,801,318
                                                                    ------------
UNITED KINGDOM -- 10.38%
Barclays PLC                                              494,745   $  5,621,953
BP PLC                                                    944,828     11,015,944
Diageo PLC                                                 74,712      1,256,542
Gallaher Group PLC                                        335,778      5,246,780
GUS PLC                                                    75,826      1,354,501
Kingfisher PLC                                            427,198      1,884,089
Prudential PLC                                            256,146      2,894,094
Rentokil Initial PLC                                      598,215      1,725,702
Royal Bank of Scotland Group PLC                          148,558      4,884,405
Vodafone Group PLC                                      3,849,258      8,203,550
                                                                    ------------
                                                                      44,087,560
                                                                    ------------
Total International Equities                                         183,045,018
                                                                    ------------
Total Equities
   (Cost $328,622,283)                                               406,961,153
                                                                    ------------
INVESTMENT COMPANY* -- 3.94%
UBS Emerging Markets Equity Completion Relationship
   Fund (Cost $16,300,000)                              1,728,068     16,731,326
                                                                    ------------

                                                        NUMBER OF
                                                         WARRANTS
                                                        ---------
WARRANTS -- + 0.00%
Lucent Technologies, Inc. (a) expires 12/10/07
   (Cost $0)                                                1,067            288
                                                                    ------------
Total Investments -- 99.79%
  (Cost $344,922,283)                                                423,692,767
Cash and other assets, less liabilities -- 0.21%                         856,981
                                                                    ------------
Net Assets -- 100.00%                                               $424,549,748
                                                                    ============


--------------------------------------------------------------------------------
                                                                              37

UBS GLOBAL EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $348,603,255; and net unrealized appreciation consisted of:

Gross unrealized appreciation                                      $ 84,747,597
Gross unrealized depreciation                                        (9,658,085)
                                                                   ------------
Net unrealized appreciation                                        $ 75,089,512
                                                                   ============

+    Amount is less than 0.005%.

(a)  Non-income producing security.

*    Investment in affiliated mutual fund.

CVA  Dutch Certification-Depository Certificate

REIT Real Estate Investment Trust

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                        UNREALIZED
                                          CONTRACTS       IN EXCHANGE      MATURITY    APPRECIATION/
                                          TO DELIVER          FOR            DATES    (DEPRECIATION)
                                         -----------   -----------------   --------   --------------
British Pound                             10,045,000   USD    18,855,972   11/20/06     $ 220,689
Canadian Dollar                            6,210,000   USD     5,670,350   11/20/06        84,604
Euro                                      26,045,000   USD    33,637,118   11/20/06        22,486
Euro                                       5,804,782   JPY   836,800,000   11/20/06       (33,277)
Japanese Yen                             304,600,000   USD     2,774,387   11/20/06        59,419
Swedish Krona                             18,760,000   USD     2,616,374   11/20/06       (20,308)
Swiss Franc                                2,635,000   USD     2,203,546   11/20/06        15,352
United States Dollar                       2,153,773   AUD     2,890,000   11/20/06        (9,913)
United States Dollar                         442,662   CAD       490,000   11/20/06        (1,919)
United States Dollar                      17,643,518   CHF    21,105,000   11/20/06      (117,204)
United States Dollar                       4,960,374   CHF     6,035,000   11/20/06        51,296
United States Dollar                       2,918,813   EUR     2,250,000   11/20/06       (14,880)
United States Dollar                       9,784,479   EUR     7,665,000   11/20/06       108,251
United States Dollar                       5,917,552   GBP     3,205,000   11/20/06        28,301
United States Dollar                      20,134,328   JPY 2,176,400,000   11/20/06      (735,583)
United States Dollar                       2,798,874   JPY   316,200,000   11/20/06        19,488
United States Dollar                      27,691,517   SEK   199,390,000   11/20/06       332,363
United States Dollar                      12,042,761   SGD    18,700,000   11/20/06      (147,398)
                                                                                        ---------
Net unrealized depreciation on forward
   foreign currency contracts                                                           $(138,233)
                                                                                        =========

Currency Type Abbreviations:

AUD  Australian Dollar
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  Euro
GBP  British Pound
JPY  Japanese Yen
SEK  Swedish Krona
SGD  Singapore Dollar
USD  United States Dollar

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
38

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS International Equity Fund (the "Fund") returned 20.93% (14.30% after the deduction of the maximum sales charge) and Class Y shares returned 21.22%. The Fund's benchmark, the MSCI World Free ex USA Index (net US) (the "Index"), returned 26.90% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 41; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Over the course of the Fund's fiscal year, returns were strong on an absolute basis, although the Fund lagged the Index on a relative basis. International equities continued to capture investors' attention, as new money flowed into global stock funds at a booming rate. At the same time, investors seemed also to have an insatiable appetite for risk--emerging markets and small cap stocks were among the best performers over the period.

Because the Fund is managed on a bottom-up basis in accordance with our fundamental research, we tended to avoid areas of the market that we felt were overvalued. While our limited exposure to these sectors hampered the Fund's relative performance, we believe that over the longer term, the Fund is well positioned to take advantage of mispricings and undervalued opportunities.

LIMITED EXPOSURE TO BOOMING MATERIALS AND UTILITIES SECTORS DETRACTED FROM
RETURNS

Throughout the past year, materials and commodities--and particularly metals--experienced an extraordinary run-up in prices. Gold, silver and copper all hit highs during the reporting period not seen in years, if not decades. We believe a number of factors led to this spike in prices. China was no doubt one influence; as the country continues to industrialize, it will remain one of the world's largest consumers of metal and other materials as it builds its infrastructure--everything from bridges to office towers to dams. As a result, demand for materials was high during the reporting period, but we believe the market has tended to overlook the accompanying increasing supply, as major metal companies work to accommodate a new, larger marketplace. Our research indicates that current prices are unsustainable over the longer term, making the sector fairly unattractive from a valuation perspective. As a result, we maintained an underweight position throughout the period. BHP Billiton was one example of a company we avoided due to what we believed was an excessive valuation. The Fund did not own shares of the Australian diversified mining company, and as materials prices soared, our lack of exposure detracted from returns.

Another area we found expensive was utilities, and again the Fund held underweight positions in the sector relative to the Index, as we believed many companies were trading at or above their fair value. Strong stock selection made utilities one of the Fund's top contributors to performance. Utilities, like energy stocks, have benefited from the spike in oil prices, as other energy suppliers, such as coal companies, have been able to increase margins. German-based E.ON was one of the Fund's top performing utility companies. The company enjoys dominant positions in Central and Eastern European gas and electricity markets, has a strong balance sheet and diverse business.

PHARMACEUTICALS, TECHNOLOGY HARDWARE AND BANKS OFFER ATTRACTIVE INVESTMENT OPPORTUNITIES

The technology hardware and pharmaceuticals sectors were two other top contributors to performance due to strong stock selection. We held a sizable overweight position in pharmaceuticals, as we believed a number of companies in the industry were mispriced relative to their growth prospects. Schering was one of the Fund's better performing holdings in the industry. The shares had risen on the back of takeover bids received from Merck, and then Bayer, the latter of which the company accepted.

Stock selection within and our underweight exposure to technology hardware helped returns during the period. The technology hardware sector is traditionally sensitive to fluctuations in the overall economy, as businesses and consumers frequently make cutbacks in new technology spending during time of weakness or uncertainty. Technology performed poorly in the second quarter or 2006, and the Fund's underweight position helped relative returns.

Although our overweight in the banking sector ultimately detracted from returns during the period,


--------------------------------------------------------------------------------
                                                                              39

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

we view banks as particularly attractive at present. We believe the market is overly concerned about the impact of higher interest rates and the risk of a housing slowdown. The banks we own--including ABN Amro, Royal Bank of Scotland and Bank of Ireland--have conservatively managed balance sheets and hedge the risk from higher rates. Also, if long interest rates increase in the US, as we believe they may, it could benefit banks as the spread between their costs of lending and the revenue generated by loans increases. Our valuation work suggests that banks are particularly undervalued and we maintain conviction in our overweight position.

OUTLOOK FOR INTERNATIONAL MARKETS REMAINS HEALTHY

We continue to believe that over the coming months and quarters, it is unlikely that international markets will be as fueled by commodity and oil prices and massive inflows of investor capital as they have been over the past year. Rather, we believe that markets will eventually reward those companies with solid fundamentals and industry leadership positions, such as those we seek to identify. With that in mind, we will continue to focus on those very factors, building from the bottom up a risk-conscious portfolio of those investment opportunities we believe are most likely to be rewarded.

--------------------------------------------------------------------------------

THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
40

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            1 YEAR     5 YEARS   10 YEARS
                                             ENDED      ENDED      ENDED     INCEPTION*
                                           06/30/06   06/30/06   06/30/06   TO 06/30/06
---------------------------------------------------------------------------------------
UBS International Equity Fund Class A       20.93%      7.77%       N/A         4.32%
UBS International Equity Fund Class B       19.86        N/A        N/A        10.64
UBS International Equity Fund Class C       19.93        N/A        N/A        10.46
UBS International Equity Fund Class Y       21.22       8.00       6.05%        6.21
UBS International Equity Fund Class A**     14.30       6.56        N/A         3.67
UBS International Equity Fund Class B**     14.86        N/A        N/A        10.31
UBS International Equity Fund Class C**     18.93        N/A        N/A        10.46
MSCI World Free ex USA Index (net US)***    26.90      10.42       6.73         7.02

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 02/12/02 AND 01/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 08/31/93.

**   RETURNS INCLUDE SALES CHARGES.

*** THE MSCI WORLD FREE EX USA INDEX (NET US) IS AN UNMANAGED, MARKET DRIVEN BROAD-BASED SECURITIES INDEX WHICH INCLUDES NON-US EQUITY MARKETS IN TERMS OF CAPITALIZATION AND PERFORMANCE. THIS BENCHMARK HAS BEEN CALCULATED NET OF WITHHOLDING TAX FROM A US PERSPECTIVE.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              41

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS International Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the MSCI World Free ex USA Index (net US), if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS INTERNATIONAL EQUITY FUND CLASS A VS. MSCI WORLD FREE EX USA INDEX (NET US)

Wealth Value With Dividends Reinvested

                                     [CHART]

              UBS INTERNATIONAL    MSCI WORLD FREE EX
             EQUITY FUND CLASS A   USA INDEX (NET US)
             -------------------   ------------------
 6/30/1997         $ 9,452               $10,000
 7/31/1997         $ 9,625               $10,186
 8/31/1997         $ 8,949               $ 9,420
 9/30/1997         $ 9,444               $ 9,949
10/31/1997         $ 8,851               $ 9,200
11/30/1997         $ 8,701               $ 9,092
12/31/1997         $ 8,744               $ 9,178
 1/31/1998         $ 9,036               $ 9,572
 2/28/1998         $ 9,505               $10,195
 3/31/1998         $ 9,870               $10,525
 4/30/1998         $ 9,951               $10,607
 5/31/1998         $ 9,951               $10,559
 6/30/1998         $ 9,878               $10,604
 7/31/1998         $ 9,976               $10,674
 8/31/1998         $ 8,739               $ 9,311
 9/30/1998         $ 8,527               $ 9,045
10/31/1998         $ 9,178               $ 9,988
11/30/1998         $ 9,634               $10,496
12/31/1998         $ 9,965               $10,892
 1/31/1999         $ 9,940               $10,890
 2/28/1999         $ 9,619               $10,616
 3/31/1999         $ 9,891               $11,055
 4/30/1999         $10,353               $11,532
 5/31/1999         $ 9,808               $10,942
 6/30/1999         $10,204               $11,365
 7/31/1999         $10,495               $11,693
 8/31/1999         $10,437               $11,725
 9/30/1999         $10,387               $11,856
10/31/1999         $10,636               $12,314
11/30/1999         $10,885               $12,743
12/31/1999         $11,848               $13,916
 1/31/2000         $10,951               $13,071
 2/29/2000         $10,985               $13,438
 3/31/2000         $11,337               $13,990
 4/30/2000         $10,892               $13,262
 5/31/2000         $10,783               $12,941
 6/30/2000         $11,379               $13,499
 7/31/2000         $10,934               $12,983
 8/31/2000         $10,976               $13,153
 9/30/2000         $10,507               $12,471
10/31/2000         $10,230               $12,131
11/30/2000         $10,171               $11,641
12/31/2000         $10,747               $12,042
 1/31/2001         $10,639               $12,064
 2/28/2001         $10,023               $11,109
 3/31/2001         $ 9,424               $10,356
 4/30/2001         $ 9,978               $11,079
 5/31/2001         $ 9,692               $10,718
 6/30/2001         $ 9,515               $10,281
 7/31/2001         $ 9,372               $10,101
 8/31/2001         $ 9,291               $ 9,831
 9/30/2001         $ 8,511               $ 8,838
10/31/2001         $ 8,610               $ 9,054
11/30/2001         $ 8,798               $ 9,409
12/31/2001         $ 8,909               $ 9,469
 1/31/2002         $ 8,521               $ 8,988
 2/28/2002         $ 8,587               $ 9,041
 3/31/2002         $ 8,964               $ 9,522
 4/30/2002         $ 9,086               $ 9,580
 5/31/2002         $ 9,263               $ 9,709
 6/30/2002         $ 8,953               $ 9,315
 7/31/2002         $ 8,022               $ 8,388
 8/31/2002         $ 8,000               $ 8,374
 9/30/2002         $ 7,047               $ 7,486
10/31/2002         $ 7,524               $ 7,879
11/30/2002         $ 7,878               $ 8,241
12/31/2002         $ 7,638               $ 7,975
 1/31/2003         $ 7,219               $ 7,671
 2/28/2003         $ 7,045               $ 7,519
 3/31/2003         $ 6,940               $ 7,375
 4/30/2003         $ 7,580               $ 8,086
 5/31/2003         $ 8,010               $ 8,589
 6/30/2003         $ 8,126               $ 8,800
 7/31/2003         $ 8,266               $ 9,002
 8/31/2003         $ 8,428               $ 9,232
 9/30/2003         $ 8,626               $ 9,508
10/31/2003         $ 9,091               $10,104
11/30/2003         $ 9,358               $10,332
12/31/2003         $10,024               $11,124
 1/31/2004         $10,048               $11,279
 2/29/2004         $10,227               $11,538
 3/31/2004         $10,239               $11,592
 4/30/2004         $ 9,988               $11,289
 5/31/2004         $10,036               $11,346
 6/30/2004         $10,239               $11,609
 7/31/2004         $ 9,977               $11,255
 8/31/2004         $10,072               $11,299
 9/30/2004         $10,311               $11,628
10/31/2004         $10,716               $12,046
11/30/2004         $11,277               $12,846
12/31/2004         $11,742               $13,389
 1/31/2005         $11,452               $13,126
 2/28/2005         $11,935               $13,709
 3/31/2005         $11,646               $13,395
 4/30/2005         $11,356               $13,059
 5/31/2005         $11,320               $13,087
 6/30/2005         $11,440               $13,301
 7/31/2005         $11,742               $13,727
 8/31/2005         $12,068               $14,104
 9/30/2005         $12,394               $14,747
10/31/2005         $12,068               $14,271
11/30/2005         $12,261               $14,648
12/31/2005         $12,838               $15,328
 1/31/2006         $13,494               $16,297
 2/28/2006         $13,444               $16,242
 3/31/2006         $13,885               $16,753
 4/30/2006         $14,542               $17,559
 5/31/2006         $13,936               $16,900
 6/30/2006         $13,835               $16,879

6/30/97 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS INTERNATIONAL EQUITY FUND CLASS Y VS. MSCI WORLD FREE EX USA INDEX (NET US)

Wealth Value With Dividends Reinvested

                                     [CHART]

              UBS INTERNATIONAL    MSCI WORLD FREE EX
             EQUITY FUND CLASS Y   USA INDEX (NET US)
             -------------------   ------------------
 8/31/1993       $10,000,000           $10,000,000
 9/30/1993       $ 9,720,000           $ 9,768,007
10/31/1993       $ 9,970,000           $10,096,081
11/30/1993       $ 9,290,000           $ 9,231,790
12/31/1993       $ 9,655,000           $ 9,887,545
 1/31/1994       $10,336,058           $10,709,063
 2/28/1994       $10,025,576           $10,656,702
 3/31/1994       $ 9,574,876           $10,198,020
 4/30/1994       $ 9,845,296           $10,618,988
 5/31/1994       $ 9,855,311           $10,568,776
 6/30/1994       $ 9,755,468           $10,687,862
 7/31/1994       $ 9,906,481           $10,806,756
 8/31/1994       $10,198,440           $11,077,664
 9/30/1994       $ 9,906,481           $10,751,574
10/31/1994       $10,077,630           $11,095,037
11/30/1994       $ 9,745,400           $10,559,891
12/31/1994       $ 9,745,400           $10,627,740
 1/31/1995       $ 9,403,103           $10,213,039
 2/28/1995       $ 9,362,833           $10,209,650
 3/31/1995       $ 9,523,914           $10,839,562
 4/30/1995       $ 9,836,008           $11,240,936
 5/31/1995       $ 9,846,076           $11,136,402
 6/30/1995       $ 9,745,400           $10,955,247
 7/31/1995       $10,329,319           $11,618,511
 8/31/1995       $10,490,400           $11,191,302
 9/30/1995       $10,661,548           $11,406,327
10/31/1995       $10,560,873           $11,111,312
11/30/1995       $10,822,629           $11,426,553
12/31/1995       $11,261,026           $11,874,560
 1/31/1996       $11,486,032           $11,956,381
 2/29/1996       $11,443,174           $11,990,701
 3/31/1996       $11,593,178           $12,243,091
 4/30/1996       $12,021,761           $12,603,875
 5/31/1996       $11,968,188           $12,387,599
 6/30/1996       $12,048,909           $12,446,681
 7/31/1996       $11,714,517           $12,081,249
 8/31/1996       $11,768,451           $12,133,442
 9/30/1996       $12,124,417           $12,463,087
10/31/1996       $12,092,057           $12,377,965
11/30/1996       $12,706,907           $12,895,393
12/31/1996       $12,696,373           $12,718,867
 1/31/1997       $12,627,682           $12,329,985
 2/28/1997       $12,833,755           $12,513,302
 3/31/1997       $12,913,894           $12,519,103
 4/30/1997       $13,005,482           $12,598,702
 5/31/1997       $13,852,670           $13,431,588
 6/30/1997       $14,491,151           $14,144,217
 7/31/1997       $14,755,882           $14,406,822
 8/31/1997       $13,719,978           $13,323,717
 9/30/1997       $14,491,151           $14,071,650
10/31/1997       $13,581,857           $13,012,623
11/30/1997       $13,351,656           $12,859,719
12/31/1997       $13,425,088           $12,981,991
 1/31/1998       $13,872,591           $13,539,330
 2/28/1998       $14,605,999           $14,419,837
 3/31/1998       $15,165,378           $14,887,465
 4/30/1998       $15,289,684           $15,002,246
 5/31/1998       $15,289,684           $14,935,038
 6/30/1998       $15,183,533           $14,997,910
 7/31/1998       $15,333,494           $15,096,931
 8/31/1998       $13,433,990           $13,169,411
 9/30/1998       $13,109,075           $12,793,056
10/31/1998       $14,121,311           $14,127,677
11/30/1998       $14,846,121           $14,845,646
12/31/1998       $15,357,290           $15,405,398
 1/31/1999       $15,319,277           $15,403,100
 2/28/1999       $14,825,107           $15,015,638
 3/31/1999       $15,255,922           $15,636,408
 4/30/1999       $15,965,500           $16,311,685
 5/31/1999       $15,129,212           $15,477,144
 6/30/1999       $15,737,257           $16,074,439
 7/31/1999       $16,196,367           $16,539,404
 8/31/1999       $16,107,096           $16,583,791
 9/30/1999       $16,030,577           $16,768,974
10/31/1999       $16,413,169           $17,417,122
11/30/1999       $16,808,513           $18,023,945
12/31/1999       $18,300,338           $19,683,258
 1/31/2000       $16,913,556           $18,487,553
 2/29/2000       $16,965,398           $19,006,481
 3/31/2000       $17,522,703           $19,787,093
 4/30/2000       $16,835,793           $18,758,112
 5/31/2000       $16,667,305           $18,303,740
 6/30/2000       $17,587,506           $19,093,854
 7/31/2000       $16,913,556           $18,363,758
 8/31/2000       $16,978,359           $18,603,394
 9/30/2000       $16,252,567           $17,639,420
10/31/2000       $15,824,867           $17,158,639
11/30/2000       $15,747,104           $16,465,813
12/31/2000       $16,636,348           $17,032,130
 1/31/2001       $16,470,675           $17,063,909
 2/28/2001       $15,518,054           $15,713,040
 3/31/2001       $14,593,045           $14,647,209
 4/30/2001       $15,462,829           $15,670,678
 5/31/2001       $15,034,840           $15,159,850
 6/30/2001       $14,747,531           $14,541,424
 7/31/2001       $14,525,764           $14,286,485
 8/31/2001       $14,401,020           $13,904,652
 9/30/2001       $13,195,159           $12,500,272
10/31/2001       $13,361,485           $12,805,621
11/30/2001       $13,638,694           $13,308,592
12/31/2001       $13,809,885           $13,393,365
 1/31/2002       $13,210,943           $12,712,116
 2/28/2002       $13,313,619           $12,787,745
 3/31/2002       $13,912,560           $13,468,004
 4/30/2002       $14,083,687           $13,550,581
 5/31/2002       $14,374,601           $13,731,968
 6/30/2002       $13,895,448           $13,174,695
 7/31/2002       $12,457,988           $11,864,136
 8/31/2002       $12,406,650           $11,843,986
 9/30/2002       $10,934,964           $10,588,068
10/31/2002       $11,670,807           $11,144,296
11/30/2002       $12,235,524           $11,656,709
12/31/2002       $11,860,277           $11,279,946
 1/31/2003       $11,230,368           $10,850,432
 2/28/2003       $10,942,410           $10,635,223
 3/31/2003       $10,762,436           $10,431,228
 4/30/2003       $11,770,290           $11,436,391
 5/31/2003       $12,436,193           $12,148,986
 6/30/2003       $12,616,167           $12,446,401
 7/31/2003       $12,832,135           $12,731,979
 8/31/2003       $13,084,099           $13,057,458
 9/30/2003       $13,408,052           $13,448,904
10/31/2003       $14,127,947           $14,290,700
11/30/2003       $14,559,884           $14,613,631
12/31/2003       $15,615,439           $15,734,234
 1/31/2004       $15,652,442           $15,953,399
 2/29/2004       $15,929,968           $16,319,811
 3/31/2004       $15,948,470           $16,396,678
 4/30/2004       $15,559,934           $15,967,894
 5/31/2004       $15,633,941           $16,047,720
 6/30/2004       $15,966,971           $16,419,319
 7/31/2004       $15,559,934           $15,918,823
 8/31/2004       $15,689,446           $15,982,220
 9/30/2004       $16,077,982           $16,447,529
10/31/2004       $16,707,039           $17,038,043
11/30/2004       $17,595,121           $18,170,290
12/31/2004       $18,308,513           $18,937,656
 1/31/2005       $17,877,945           $18,565,041
 2/28/2005       $18,645,480           $19,389,993
 3/31/2005       $18,178,000           $18,945,538
 4/30/2005       $17,746,903           $18,470,813
 5/31/2005       $17,672,021           $18,510,322
 6/30/2005       $17,877,945           $18,813,737
 7/31/2005       $18,364,675           $19,416,191
 8/31/2005       $18,870,124           $19,949,454
 9/30/2005       $19,375,574           $20,858,864
10/31/2005       $18,870,124           $20,184,744
11/30/2005       $19,169,650           $20,718,695
12/31/2005       $20,084,000           $21,679,760
 1/31/2006       $21,103,192           $23,050,921
 2/28/2006       $21,024,741           $22,972,439
 3/31/2006       $21,730,796           $23,696,198
 4/30/2006       $22,770,265           $24,835,837
 5/31/2006       $21,828,859           $23,903,220
 6/30/2006       $21,671,958           $23,873,982

8/31/93 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
42

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING           ENDING         EXPENSES PAID          EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
---------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,077.70             $ 6.44             1.25%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.60               6.26             1.25%

CLASS B   Actual                                   1,000.00         1,072.50              10.28             2.00%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.88               9.99             2.00%

CLASS C   Actual                                   1,000.00         1,072.90              10.28             2.00%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.88               9.99             2.00%

CLASS Y   Actual                                   1,000.00         1,079.10               5.16             1.00%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.84               5.01             1.00%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                              43

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                      PERCENTAGE OF
                                        NET ASSETS
---------------------------------------------------
ABN AMRO Holding NV                        3.4%
BP PLC                                     3.1
Credit Suisse Group                        2.8
Total S.A.                                 2.7
Vodafone Group PLC                         2.7
Royal Bank of Scotland Group PLC           2.3
Barclays PLC                               2.3
Banco Santander Central Hispano S.A.       2.2
Roche Holding AG                           2.1
Allianz AG                                 2.0
---------------------------------------------------
Total                                     25.6%

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2006 (UNAUDITED)

                                      PERCENTAGE OF
                                        NET ASSETS
---------------------------------------------------
United Kingdom                            22.6%
Japan                                     21.0
United States                             12.1
Switzerland                               10.4
Netherlands                                8.9
---------------------------------------------------
Total                                     75.0%


--------------------------------------------------------------------------------
44

UBS INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

International Equities
Air Freight & Logistics                                                    0.73%
Airlines                                                                   0.79
Auto Components                                                            1.77
Automobiles                                                                3.40
Beverages                                                                  2.48
Capital Markets                                                            3.31
Chemicals                                                                  2.37
Commercial Banks                                                          20.65
Commercial Services & Supplies                                             0.25
Communications Equipment                                                   1.09
Construction & Engineering                                                 0.25
Construction Materials                                                     1.64
Consumer Finance                                                           1.18
Distributors                                                               0.11
Diversified Financial Services                                             0.66
Diversified Telecommunication Services                                     3.50
Electric Utilities                                                         2.05
Electronic Equipment & Instruments                                         0.52
Food & Staples Retailing                                                   2.80
Food Products                                                              0.95
Gas Utilities                                                              0.44
Health Care Equipment & Supplies                                           0.49
Household Durables                                                         1.69
Household Products                                                         0.29
Industrial Conglomerates                                                   0.51
Insurance                                                                 11.29
Internet & Catalog Retail                                                  0.46
Machinery                                                                  2.41
Media                                                                      2.01
Metals & Mining                                                            1.32
Office Electronics                                                         1.11
Oil & Gas                                                                  7.37
Paper & Forest Products                                                    0.89
Pharmaceuticals                                                            7.10
Real Estate                                                                0.38
Real Estate Management & Development                                       0.89
Road & Rail                                                                 1.57
Semiconductors & Semiconductor Equipment                                   1.57
Specialty Retail                                                           1.69
Textiles, Apparel & Luxury Goods                                           0.26
Tobacco                                                                    1.79
Trading Companies & Distributors                                           1.99
Wireless Telecommunication Services                                        4.33
                                                                         ------
Total International Equities                                             102.35
Investment Companies                                                       7.72
Short-Term Investment                                                      0.49
Investment of Cash Collateral for Securities Loaned                       11.62
                                                                         ------
Total Investments                                                        122.18
Liabilities, in excess of cash and
other assets                                                             (22.18)
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======


--------------------------------------------------------------------------------
                                                                              45

UBS INTERNATIONAL EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                           -------   -----------
INTERNATIONAL EQUITIES -- 102.35%
AUSTRALIA -- 2.57%
National Australia Bank Ltd.                                51,911   $ 1,356,299
Qantas Airways Ltd.                                        629,082     1,383,714
QBE Insurance Group Ltd.                                   113,794     1,733,486
                                                                     -----------
                                                                       4,473,499
                                                                     -----------
AUSTRIA -- 0.53%
Telekom Austria AG                                          41,489       923,888
                                                                     -----------
BELGIUM -- 2.24%
Fortis (b)                                                  33,935     1,155,429
KBC Groep NV                                                19,429     2,084,971
Solvay S.A., Class A                                         5,763       663,036
                                                                     -----------
                                                                       3,903,436
                                                                     -----------
CANADA -- 4.55%
Alcan, Inc.                                                 20,340       952,771
Canadian Pacific Railway Ltd. (b)                           28,200     1,437,662
Cott Corp. (a)                                              40,800       533,620
Falconbridge Ltd.                                           13,300       700,564
Inco Ltd.                                                    9,700       638,673
Magna International, Inc., Class A (b)                       8,900       634,951
Manulife Financial Corp. (b)                                29,600       937,877
Toronto-Dominion Bank (b)                                   41,000     2,081,770
                                                                     -----------
                                                                       7,917,888
                                                                     -----------
FINLAND -- 1.54%
Nokia Oyj                                                   54,892     1,120,545
UPM-Kymmene Oyj                                             72,178     1,555,580
                                                                     -----------
                                                                       2,676,125
                                                                     -----------
FRANCE -- 8.49%
AXA S.A.                                                    89,278     2,930,142
France Telecom S.A. (b)                                    138,800     2,984,315
Sanofi-Aventis (b)                                          35,412     3,455,911
Total S.A.                                                  72,298     4,757,723
Unibail REIT                                                 3,757       654,975
                                                                     -----------
                                                                      14,783,066
                                                                     -----------
GERMANY -- 7.49%
Allianz AG                                                  22,004     3,476,373
Bayerische Motoren Werke AG                                 16,872       842,920
Deutsche Postbank AG (b)                                    25,723     1,851,010
E.ON AG                                                     22,807     2,626,000
Hannover Rueckversicherung AG (a)(b)                        12,012       420,204
IKB Deutsche Industriebank AG                                7,098       259,651
MAN AG                                                      22,262     1,612,210
Metro AG                                                    16,516       936,251
Premiere AG (a)(b)                                          14,170       137,381
Siemens AG                                                  10,176       885,452
                                                                     -----------
                                                                      13,047,452
                                                                     -----------
HONG KONG -- 1.66%
Esprit Holdings Ltd.                                       106,000   $   865,328
Hutchison Telecommunications International Ltd. (a)        476,000       766,131
Sun Hung Kai Properties Ltd.                                78,000       795,437
Yue Yuen Industrial Holdings                               166,000       456,343
                                                                     -----------
                                                                       2,883,239
                                                                     -----------
IRELAND -- 2.77%
Bank of Ireland                                            141,679     2,527,942
CRH PLC                                                     35,877     1,166,485
Depfa Bank PLC                                              68,130     1,132,842
                                                                     -----------
                                                                       4,827,269
                                                                     -----------
ITALY -- 2.31%
ENI SpA                                                     46,768     1,377,623
UniCredito Italiano SpA                                    337,213     2,639,631
                                                                     -----------
                                                                       4,017,254
                                                                     -----------
JAPAN -- 20.99%
Aeon Co. Ltd.                                               46,200     1,013,300
Aiful Corp.                                                 20,050     1,070,478
Asahi Breweries Ltd. (b)                                    83,100     1,166,914
Bank of Yokohama Ltd.                                      135,000     1,043,997
Bridgestone Corp. (b)                                       83,800     1,614,636
Canon, Inc.                                                 39,450     1,933,891
East Japan Railway Co.                                         175     1,299,808
Funai Electric Co. Ltd. (b)                                  6,800       659,560
Honda Motor Co. Ltd.                                        50,400     1,598,672
Japan Tobacco, Inc.                                            206       750,629
KDDI Corp.                                                     108       663,439
Mitsubishi Corp.                                            79,900     1,595,347
Mitsui Fudosan Co. Ltd.                                     35,000       760,005
Mitsui Sumitomo Insurance Co. Ltd.                         126,000     1,582,157
Nissan Motor Co. Ltd.                                      155,500     1,698,488
Nitto Denko Corp.                                           24,500     1,744,801
NOK Corp. (b)                                               28,900       838,413
Nomura Holdings, Inc.                                       49,200       922,178
NTN Corp. (b)                                               79,000       624,738
NTT DoCoMo, Inc. (b)                                           976     1,432,786
Rohm Co. Ltd. (b)                                           16,100     1,439,208
Shin-Etsu Chemical Co. Ltd.                                 20,800     1,130,514
SMC Corp./Japan                                              5,700       806,388
Sompo Japan Insurance, Inc.                                 67,000       936,735
Sumitomo Mitsui Financial Group, Inc.                          211     2,230,951
Sumitomo Trust & Banking Co. Ltd. (b)                       94,000     1,026,739
Taiheiyo Cement Corp.                                          600         2,212
Takefuji Corp.                                              16,460       980,926
Tanabe Seiyaku Co., Ltd.                                    43,000       529,046
Tokyo Gas Co., Ltd. (b)                                    161,000       758,293
Toyota Motor Corp.                                          33,900     1,774,388
Yokogawa Electric Corp. (b)                                 63,800       909,278
                                                                     -----------
                                                                      36,538,915
                                                                     -----------


--------------------------------------------------------------------------------
46

UBS INTERNATIONAL EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        SHARES         VALUE
                                                      ----------   ------------
NETHERLANDS -- 8.93%
ABN AMRO Holding NV                                      214,264   $  5,862,023
Aegon NV                                                 139,673      2,388,534
ASML Holding NV (a)                                       63,629      1,289,133
Koninklijke Philips
   Electronics NV                                         53,600      1,674,850
Reed Elsevier NV                                         120,048      1,805,717
Royal KPN NV                                             111,592      1,254,613
TNT NV                                                    35,598      1,273,975
                                                                   ------------
                                                                     15,548,845
                                                                   ------------
NORWAY -- 0.53%
Telenor ASA                                               76,600        925,983
                                                                   ------------
SINGAPORE -- 0.11%
Jardine Cycle & Carriage Ltd.                             30,000        189,532
                                                                   ------------
SPAIN -- 2.93%
Banco Santander Central Hispano S.A.                     258,226      3,771,843
Repsol YPF S.A. (b)                                       46,308      1,326,165
                                                                   ------------
                                                                      5,098,008
                                                                   ------------
SWEDEN -- 1.74%
Electrolux AB, B Shares                                   42,300        611,276
Husqvarna AB, B Shares (a)                                41,700        502,654
Sandvik AB                                                98,900      1,150,919
Telefonaktiebolaget LM Ericsson, B Shares                233,000        770,542
                                                                   ------------
                                                                      3,035,391
                                                                   ------------
SWITZERLAND -- 10.35%
Clariant AG                                               41,631        590,813
Credit Suisse Group                                       86,377      4,832,675
Holcim Ltd.                                               21,912      1,679,403
Nestle S.A. (b)                                            5,255      1,650,583
Novartis AG                                               47,817      2,589,248
Roche Holding AG                                          22,094      3,652,364
Straumann Holding AG                                       3,334        850,169
Swiss Reinsurance Co.                                     31,165      2,178,274
                                                                   ------------
                                                                     18,023,529
                                                                   ------------
UNITED KINGDOM -- 22.62%
AstraZeneca PLC                                           12,640        762,924
Balfour Beatty PLC                                        67,438        428,366
Barclays PLC                                             351,101      3,989,678
BP PLC                                                   460,159      5,365,089
Diageo PLC                                               155,605      2,617,039
Gallaher Group PLC                                       151,265      2,363,627
GlaxoSmithKline PLC                                       48,967      1,368,207
GUS PLC                                                   44,677        798,077
Kesa Electricals PLC                                     140,036        748,379
Kingfisher PLC                                           303,133      1,336,920
Prudential PLC                                           271,578      3,068,454
Rentokil Initial PLC                                     152,699        440,499
Royal Bank of Scotland Group PLC                         124,157      4,082,130
Scottish & Southern Energy PLC                            44,305        943,001
Taylor Nelson Sofres PLC                                 176,126   $    758,863
Tesco PLC                                                473,024      2,921,551
Vodafone Group PLC                                     2,203,484      4,696,072
Wolseley PLC                                              85,153      1,878,557
WPP Group PLC                                             66,401        803,652
                                                                   ------------
                                                                     39,371,085
                                                                   ------------
Total International Equities
   (Cost $138,700,424)                                              178,184,404
                                                                   ------------
INVESTMENT COMPANIES -- 7.72%
iShares MSCI EAFE Index Fund                              95,500      6,244,745
UBS Emerging Markets Equity Completion Relationship
   Fund*                                                 742,115      7,185,232
                                                                   ------------
Total Investment Companies
   (Cost $12,960,047)                                                13,429,977
                                                                   ------------
                                                        SHARES
                                                      ----------
SHORT-TERM INVESTMENT -- 0.49%
OTHER* -- 0.49%
UBS Supplementary Trust -- U.S. Cash Management
   Prime Fund, yield of 5.21%
   (Cost $846,040)                                       846,040        846,040
                                                                   ------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED* -- 11.62%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund, yield of 5.21%
   (Cost $20,228,990)                                 20,228,990     20,228,990
                                                                   ------------
Total Investments -- 122.18%
   (Cost $172,735,501)                                              212,689,411
Liabilities, in excess of cash and
   other assets -- (22.18%)                                         (38,609,584)
                                                                   ------------
Net Assets -- 100.00%                                              $174,079,827
                                                                   ============


--------------------------------------------------------------------------------
                                                                              47

UBS INTERNATIONAL EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $175,030,953; and net unrealized appreciation consisted of:

Gross unrealized appreciation   $40,497,919
Gross unrealized depreciation    (2,839,461)
                                -----------
Net unrealized appreciation     $37,658,458
                                ===========

(a)  Non-income producing security.

(b)  Security, or portion thereof, was on loan at June 30, 2006.

REIT Real Estate Investment Trust.

*    Investment in affiliated mutual fund.

FORWARD FOREIGN CURRENCY CONTRACTS

UBS International Equity Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                       UNREALIZED
                                          CONTRACTS       IN EXCHANGE     MATURITY    APPRECIATION/
                                         TO DELIVER           FOR           DATES    (DEPRECIATION)
                                         ----------   -----------------   --------   --------------
British Pound                             2,165,000   USD     4,064,030   11/20/06     $  47,565
British Pound                             1,980,000   USD     3,666,012   11/20/06        (7,245)
Canadian Dollar                           5,995,000   USD     5,465,153   11/20/06        72,795
Euro                                     16,040,000   USD    20,715,660   11/20/06        13,848
Euro                                      1,900,000   USD     2,424,210   11/20/06       (28,000)
Euro                                      2,839,959   JPY   409,400,000   11/20/06       (16,281)
Swiss Franc                               3,305,000   USD     2,732,968   11/20/06       (11,617)
Swedish Krona                             7,540,000   USD     1,044,538   11/20/06       (15,194)
United States Dollar                      3,619,625   GBP     1,970,000   11/20/06        35,080
United States Dollar                      1,497,474   CAD     1,675,000   11/20/06         9,148
United States Dollar                        874,268   CAD       970,000   11/20/06        (1,776)
United States Dollar                      1,016,197   DKK     5,860,000   11/20/06        (2,493)
United States Dollar                      2,673,901   EUR     2,060,000   11/20/06       (15,189)
United States Dollar                      2,126,714   EUR     1,675,000   11/20/06        35,102
United States Dollar                      9,586,263   JPY 1,042,900,000   11/20/06      (290,659)
United States Dollar                      2,929,415   JPY   331,700,000   11/20/06        27,101
United States Dollar                      5,164,863   SGD     8,020,000   11/20/06       (63,216)
United States Dollar                      2,762,939   CHF     3,305,000   11/20/06       (18,353)
United States Dollar                      1,371,377   CHF     1,675,000   11/20/06        19,600
United States Dollar                     11,047,997   SEK    79,550,000   11/20/06       132,602
                                                                                       ---------
Net unrealized depreciation on forward
   foreign currency contracts                                                          $ (77,182)
                                                                                       =========

Currency Type Abbreviations:
CAD   Canadian Dollar
CHF   Swiss Franc
DKK   Danish Krone
EUR   Euro
GBP   British Pound
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
USD   United States Dollar

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
48

UBS U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 8.62% (2.62% after the deduction of the maximum sales charge) and Class Y shares returned 8.91%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 9.09% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's underperformance relative to the benchmark was due primarily to industry weightings in the portfolio, in particular, our underweight positions in oil reserves and metals and mining companies.

FUND'S LIMITED EXPOSURE TO OIL RESERVES AND MINING AND METALS COMPANIES DETRACTED FROM TOTAL RETURNS

During the past twelve months, in the wake of a devastating hurricane season and continued political turmoil in the Middle East, oil prices skyrocketed, setting record highs on more than one occasion. Gasoline and heating fuel prices rose in turn, and energy companies throughout the supply chain--from exploration and production companies to retail-focused operations--generally benefited from being able to increase their profit margins. Our view was and continues to be that current energy prices are unsustainably high. In our analysis, the market seems to be banking on a major disruption in supply, presumably sparked by continued strife in Iraq or a pending standoff with Iran. While these are legitimate concerns, we believe the risk falling oil prices represents to energy reserves companies far outweighs the potential upside of continuing high energy prices. As a result, we maintained a limited exposure to the oil and gas sector during the Fund's fiscal year. Although this stance detracted from relative returns, we believe it could prove prudent over the longer term.

The story in the metals and mining sector was quite similar. Although the Fund's underweight to the sector was not as significant, we were equally concerned over valuations of materials, and particularly of metals. Between the beginning of the reporting period and its peak in May 2006, the price of gold increased by approximately 70%, setting a new 25-year high in the process. Other metals experienced a similar spike in prices, and metal-related companies that were able to pass on these higher materials costs benefited substantially. We believe a number of factors led to this spike in prices. China was no doubt one influence; as the country continues to industrialize, it will remain one of the world's largest consumers of metal and other materials as it builds its infrastructure--everything from bridges to office towers to dams. Demand for materials was high during the reporting period, but we believe the market has tended to overlook the accompanying increasing supply, as major metal companies work to accommodate a new, larger marketplace. Our research indicates that current prices are unsustainable over the longer term, making the sector fairly unattractive from a valuation perspective. As a result, we maintained an underweight position throughout the period.

STRONG STOCK SELECTION IN RAILROAD COMPANIES BENEFITED PERFORMANCE

As mentioned above, although the Fund did trail the benchmark slightly during its fiscal year, stock selection in the portfolio was generally quite strong. A prime example was in the road and rail industry. Burlington Northern Santa Fe is the nation's second largest railroad company, and the stock represented one of the Fund's largest overweight positions and was also one of the top performers. The Fund's investment team has the freedom to structure the portfolio to reflect the strength of our convictions, and in the case of Burlington Northern, we felt the company's fundamentals represented a particularly attractive investment opportunity. We believed the company had significant pricing power within its industry, and Burlington Northern was in fact able to capitalize on that competitive advantage during the period.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD

Looking ahead, a number of factors will determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it will be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been


--------------------------------------------------------------------------------
                                                                              49

UBS U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

a period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, while a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets will reward those companies that are leaders within their industries and are able to best navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
50

UBS U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            1 YEAR     5 YEARS   10 YEARS   INCEPTION*
                                             ENDED      ENDED      ENDED        TO
                                           06/30/06   06/30/06   06/30/06    06/30/06
-------------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Fund Class A         8.62%      5.94%       N/A        6.06%
UBS U.S. Large Cap Equity Fund Class B         7.73        N/A        N/A        7.39
UBS U.S. Large Cap Equity Fund Class C         7.79        N/A        N/A        6.79
UBS U.S. Large Cap Equity Fund Class Y         8.91       6.24       8.68%      10.76
UBS U.S. Large Cap Equity Fund Class A**       2.62       4.75        N/A        5.39
UBS U.S. Large Cap Equity Fund Class B**       2.73        N/A        N/A        7.06
UBS U.S. Large Cap Equity Fund Class C**       6.79        N/A        N/A        6.79
Russell 1000 Index***                          9.09       3.12       8.56       10.46

* INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 02/22/94.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              51

UBS U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS U.S. Large Cap Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Index, if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on February 22, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. LARGE CAP EQUITY FUND CLASS A VS. RUSSELL 1000 INDEX

Wealth value with dividends reinvested

                                     [CHART]

              UBS U.S. LARGE CAP
             EQUITY FUND CLASS A   RUSSELL 1000 INDEX
             -------------------   ------------------
 6/30/1997         $ 9,448               $10,000
 7/31/1997         $10,171               $10,818
 8/31/1997         $ 9,775               $10,308
 9/30/1997         $10,209               $10,873
10/31/1997         $ 9,668               $10,521
11/30/1997         $ 9,855               $10,977
12/31/1997         $10,084               $11,200
 1/31/1998         $10,153               $11,284
 2/28/1998         $11,036               $12,088
 3/31/1998         $11,662               $12,698
 4/30/1998         $11,547               $12,828
 5/31/1998         $11,375               $12,550
 6/30/1998         $11,442               $13,015
 7/31/1998         $11,148               $12,859
 8/31/1998         $ 9,560               $10,937
 9/30/1998         $10,233               $11,673
10/31/1998         $11,010               $12,595
11/30/1998         $11,470               $13,375
12/31/1998         $11,899               $14,227
 1/31/1999         $11,819               $14,734
 2/28/1999         $11,385               $14,267
 3/31/1999         $11,752               $14,813
 4/30/1999         $12,810               $15,433
 5/31/1999         $12,645               $15,099
 6/30/1999         $13,129               $15,869
 7/31/1999         $12,576               $15,384
 8/31/1999         $12,135               $15,240
 9/30/1999         $11,251               $14,821
10/31/1999         $11,257               $15,817
11/30/1999         $11,324               $16,224
12/31/1999         $11,396               $17,202
 1/31/2000         $10,627               $16,498
 2/29/2000         $ 9,756               $16,453
 3/31/2000         $10,716               $17,953
 4/30/2000         $11,144               $17,354
 5/31/2000         $11,233               $16,905
 6/30/2000         $10,865               $17,336
 7/31/2000         $10,906               $17,048
 8/31/2000         $11,600               $18,310
 9/30/2000         $11,199               $17,460
10/31/2000         $11,573               $17,250
11/30/2000         $11,287               $15,672
12/31/2000         $11,732               $15,862
 1/31/2001         $12,273               $16,384
 2/28/2001         $11,807               $14,856
 3/31/2001         $11,273               $13,869
 4/30/2001         $11,890               $14,983
 5/31/2001         $12,221               $15,085
 6/30/2001         $12,020               $14,744
 7/31/2001         $11,937               $14,543
 8/31/2001         $11,501               $13,656
 9/30/2001         $10,485               $12,498
10/31/2001         $10,703               $12,758
11/30/2001         $11,636               $13,741
12/31/2001         $11,917               $13,887
 1/31/2002         $11,909               $13,711
 2/28/2002         $11,823               $13,438
 3/31/2002         $12,312               $13,990
 4/30/2002         $11,965               $13,188
 5/31/2002         $11,823               $13,072
 6/30/2002         $11,009               $12,107
 7/31/2002         $10,227               $11,211
 8/31/2002         $10,354               $11,270
 9/30/2002         $ 9,114               $10,060
10/31/2002         $ 9,777               $10,895
11/30/2002         $10,433               $11,533
12/31/2002         $ 9,907               $10,880
 1/31/2003         $ 9,629               $10,617
 2/28/2003         $ 9,432               $10,452
 3/31/2003         $ 9,522               $10,561
 4/30/2003         $10,406               $11,413
 5/31/2003         $10,971               $12,064
 6/30/2003         $11,160               $12,222
 7/31/2003         $11,348               $12,466
 8/31/2003         $11,463               $12,719
 9/30/2003         $11,389               $12,589
10/31/2003         $12,044               $13,327
11/30/2003         $12,175               $13,487
12/31/2003         $12,886               $14,132
 1/31/2004         $13,002               $14,401
 2/29/2004         $13,250               $14,601
 3/31/2004         $13,018               $14,401
 4/30/2004         $12,911               $14,141
 5/31/2004         $12,993               $14,345
 6/30/2004         $13,291               $14,604
 7/31/2004         $12,812               $14,091
 8/31/2004         $13,010               $14,160
 9/30/2004         $13,200               $14,339
10/31/2004         $13,465               $14,570
11/30/2004         $13,985               $15,194
12/31/2004         $14,569               $15,744
 1/31/2005         $14,279               $15,348
 2/28/2005         $14,467               $15,693
 3/31/2005         $14,338               $15,444
 4/30/2005         $14,167               $15,159
 5/31/2005         $14,501               $15,697
 6/30/2005         $14,766               $15,761
 7/31/2005         $15,262               $16,374
 8/31/2005         $15,117               $16,232
 9/30/2005         $15,262               $16,383
10/31/2005         $15,219               $16,096
11/30/2005         $15,706               $16,708
12/31/2005         $15,845               $16,732
 1/31/2006         $16,170               $17,201
 2/28/2006         $16,249               $17,240
 3/31/2006         $16,416               $17,484
 4/30/2006         $16,478               $17,694
 5/31/2006         $15,950               $17,171
 6/30/2006         $16,039               $17,194

6/30/97 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS U.S. LARGE CAP EQUITY FUND CLASS Y VS. RUSSELL 1000 INDEX

Wealth value with dividends reinvested

                                     [CHART]

              UBS U.S. LARGE CAP
             EQUITY FUND CLASS Y   RUSSELL 1000 INDEX
             -------------------   ------------------
 2/22/1994       $10,000,000           $10,000,000
 2/28/1994       $ 9,990,000           $ 9,929,287
 3/31/1994       $ 9,420,000           $ 9,504,711
 4/30/1994       $ 9,640,000           $ 9,618,862
 5/31/1994       $ 9,840,000           $ 9,746,601
 6/30/1994       $ 9,690,334           $ 9,486,270
 7/31/1994       $ 9,911,254           $ 9,795,996
 8/31/1994       $10,543,887           $10,209,583
 9/30/1994       $10,182,382           $ 9,971,699
10/31/1994       $10,132,173           $10,159,965
11/30/1994       $ 9,780,711           $ 9,793,597
12/31/1994       $ 9,826,923           $ 9,932,960
 1/31/1995       $10,030,168           $10,189,827
 2/28/1995       $10,487,471           $10,605,265
 3/31/1995       $10,751,690           $10,878,033
 4/30/1995       $10,985,423           $11,166,845
 5/31/1995       $11,391,914           $11,595,317
 6/30/1995       $11,768,452           $11,902,245
 7/31/1995       $12,186,932           $12,357,030
 8/31/1995       $12,411,481           $12,450,077
 9/30/1995       $12,880,995           $12,962,523
10/31/1995       $12,840,167           $12,903,543
11/30/1995       $13,575,058           $13,479,041
12/31/1995       $13,814,939           $13,684,462
 1/31/1996       $14,381,383           $14,126,881
 2/29/1996       $14,612,156           $14,310,671
 3/31/1996       $14,884,888           $14,438,895
 4/30/1996       $15,168,110           $14,658,800
 5/31/1996       $15,409,373           $15,011,198
 6/30/1996       $15,366,621           $15,027,686
 7/31/1996       $14,629,360           $14,302,600
 8/31/1996       $15,187,572           $14,691,774
 9/30/1996       $15,872,172           $15,517,452
10/31/1996       $16,209,205           $15,860,388
11/30/1996       $17,336,161           $17,030,884
12/31/1996       $17,358,566           $16,755,290
 1/31/1997       $17,989,162           $17,748,946
 2/28/1997       $18,092,350           $17,817,013
 3/31/1997       $17,496,151           $17,014,535
 4/30/1997       $18,035,023           $17,935,154
 5/31/1997       $19,353,540           $19,083,805
 6/30/1997       $20,264,587           $19,874,686
 7/31/1997       $21,815,448           $21,501,072
 8/31/1997       $20,965,347           $20,486,837
 9/30/1997       $21,907,351           $21,610,419
10/31/1997       $20,747,077           $20,910,180
11/30/1997       $21,160,640           $21,816,751
12/31/1997       $21,657,104           $22,259,798
 1/31/1998       $21,804,934           $22,425,629
 2/28/1998       $23,702,087           $24,024,267
 3/31/1998       $25,069,515           $25,235,927
 4/30/1998       $24,823,131           $25,495,366
 5/31/1998       $24,465,875           $24,943,717
 6/30/1998       $24,617,222           $25,867,129
 7/31/1998       $23,999,009           $25,556,049
 8/31/1998       $20,574,112           $21,736,084
 9/30/1998       $22,070,186           $23,199,976
10/31/1998       $23,751,724           $25,032,410
11/30/1998       $24,740,864           $26,581,902
12/31/1998       $25,679,735           $28,275,142
 1/31/1999       $25,508,800           $29,284,055
 2/28/1999       $24,575,231           $28,354,685
 3/31/1999       $25,377,311           $29,441,160
 4/30/1999       $27,665,214           $30,672,475
 5/31/1999       $27,323,344           $30,009,370
 6/30/1999       $28,363,498           $31,538,584
 7/31/1999       $27,175,083           $30,575,646
 8/31/1999       $26,224,351           $30,289,168
 9/30/1999       $24,322,888           $29,456,336
10/31/1999       $24,336,092           $31,436,436
11/30/1999       $24,481,343           $32,245,142
12/31/1999       $24,639,919           $34,188,019
 1/31/2000       $22,984,562           $32,788,338
 2/29/2000       $21,109,467           $32,700,639
 3/31/2000       $23,204,300           $35,680,321
 4/30/2000       $24,127,198           $34,490,878
 5/31/2000       $24,332,287           $33,598,825
 6/30/2000       $23,541,231           $34,455,419
 7/31/2000       $23,629,126           $33,882,945
 8/31/2000       $25,137,991           $36,390,961
 9/30/2000       $24,273,690           $34,701,838
10/31/2000       $25,094,044           $34,283,854
11/30/2000       $24,464,129           $31,148,596
12/31/2000       $25,436,888           $31,525,183
 1/31/2001       $26,621,130           $32,562,519
 2/28/2001       $25,615,335           $29,525,152
 3/31/2001       $24,463,537           $27,564,170
 4/30/2001       $25,810,005           $29,778,889
 5/31/2001       $26,523,795           $29,980,156
 6/30/2001       $26,102,523           $29,302,964
 7/31/2001       $25,923,850           $28,902,892
 8/31/2001       $24,965,512           $27,141,387
 9/30/2001       $22,772,705           $24,839,515
10/31/2001       $23,243,753           $25,356,723
11/30/2001       $25,290,372           $27,309,203
12/31/2001       $25,913,381           $27,600,418
 1/31/2002       $25,896,344           $27,249,796
 2/28/2002       $25,708,936           $26,706,968
 3/31/2002       $26,799,308           $27,804,370
 4/30/2002       $26,049,677           $26,211,352
 5/31/2002       $25,743,010           $25,980,215
 6/30/2002       $23,971,155           $24,062,640
 7/31/2002       $22,284,485           $22,282,004
 8/31/2002       $22,557,078           $22,398,692
 9/30/2002       $19,848,184           $19,993,111
10/31/2002       $21,313,372           $21,654,262
11/30/2002       $22,744,486           $22,921,494
12/31/2002       $21,623,804           $21,624,168
 1/31/2003       $21,020,184           $21,100,134
 2/28/2003       $20,576,346           $20,773,677
 3/31/2003       $20,789,388           $20,988,705
 4/30/2003       $22,724,523           $22,683,084
 5/31/2003       $23,949,517           $23,976,383
 6/30/2003       $24,375,602           $24,291,765
 7/31/2003       $24,801,687           $24,775,745
 8/31/2003       $25,050,236           $25,278,633
 9/30/2003       $24,890,455           $25,019,749
10/31/2003       $26,346,244           $26,486,682
11/30/2003       $26,630,301           $26,804,301
12/31/2003       $28,211,713           $28,087,867
 1/31/2004       $28,445,313           $28,621,745
 2/29/2004       $29,020,329           $29,018,125
 3/31/2004       $28,517,190           $28,622,304
 4/30/2004       $28,283,590           $28,104,872
 5/31/2004       $28,481,252           $28,510,203
 6/30/2004       $29,128,145           $29,024,166
 7/31/2004       $28,085,928           $28,004,966
 8/31/2004       $28,535,159           $28,143,022
 9/30/2004       $28,948,452           $28,498,344
10/31/2004       $29,541,437           $28,957,935
11/30/2004       $30,673,500           $30,197,758
12/31/2004       $31,976,000           $31,291,132
 1/31/2005       $31,341,570           $30,502,734
 2/28/2005       $31,769,886           $31,188,653
 3/31/2005       $31,490,549           $30,694,939
 4/30/2005       $31,118,100           $30,128,841
 5/31/2005       $31,862,998           $31,196,932
 6/30/2005       $32,441,000           $31,324,360
 7/31/2005       $33,539,018           $32,542,590
 8/31/2005       $33,241,059           $32,260,995
 9/30/2005       $33,557,640           $32,560,714
10/31/2005       $33,483,150           $31,989,697
11/30/2005       $34,563,252           $33,207,367
12/31/2005       $34,872,000           $33,254,465
 1/31/2006       $35,599,478           $34,186,864
 2/28/2006       $35,772,012           $34,263,331
 3/31/2006       $36,136,250           $34,748,384
 4/30/2006       $36,289,613           $35,165,370
 5/31/2006       $35,120,217           $34,126,985
 6/30/2006       $35,331,092           $34,171,559

2/22/94 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
52

UBS U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING           EXPENSES PAID         EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
---------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,012.20            $ 6.44              1.29%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.40              6.46              1.29%

CLASS B   Actual                                   1,000.00         1,007.90             10.26              2.06%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.58             10.29              2.06%

CLASS C   Actual                                   1,000.00         1,007.90             10.11              2.03%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.73             10.14              2.03%

CLASS Y   Actual                                   1,000.00         1,013.20              5.29              1.06%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.54              5.31              1.06%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                              53

UBS U.S. LARGE CAP EQUITY FUND
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                      PERCENTAGE OF
                       NET ASSETS
-----------------------------------
Citigroup, Inc.            4.4%
Morgan Stanley             3.5
Microsoft Corp.            3.5
Wells Fargo & Co.          3.2
Wyeth                      3.1
Exelon Corp.               2.7
Allergan, Inc.             2.4
Sprint Nextel Corp.        2.4
Masco Corp.                2.2
Omnicom Group, Inc.        2.2
-----------------------------------
Total                     29.6%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)

Equities
Aerospace & Defense                                                        1.16%
Air Freight & Logistics                                                    1.72
Auto Components                                                            2.52
Automobiles                                                                0.93
Beverages                                                                  0.75
Biotechnology                                                              2.22
Building Products                                                          2.24
Capital Markets                                                            5.27
Commercial Banks                                                           6.59
Commercial Services & Supplies                                             0.67
Computers & Peripherals                                                    1.11
Diversified Consumer Services                                              0.52
Diversified Financial Services                                             6.31
Diversified Telecommunication Services                                     1.54
Electric Utilities                                                         4.17
Energy Equipment & Services                                                2.35
Food & Staples Retailing                                                   4.24
Health Care Equipment & Supplies                                           1.29
Health Care Providers & Services                                           4.97
Hotels, Restaurants & Leisure                                              1.60
Insurance                                                                  4.25
Internet & Catalog Retail                                                  0.34%
IT Services                                                                0.76
Life Sciences Tools & Services                                             0.92
Machinery                                                                  2.08
Media                                                                      5.41
Multi-Utilities & Unregulated Power                                        1.62
Multiline Retail                                                           1.44
Oil & Gas                                                                  2.74
Pharmaceuticals                                                            9.02
Road & Rail                                                                1.95
Semiconductors & Semiconductor Equipment                                   2.70
Software                                                                   7.66
Thrifts & Mortgage Finance                                                 1.38
Wireless Telecommunication Services                                        2.40
                                                                         ------
Total Equities                                                            96.84*
Short-Term Investments                                                     3.00
                                                                         ------
Total Investments                                                         99.84
Cash and other assets, less liabilities                                    0.16
                                                                         ------
Net assets                                                               100.00%
                                                                         ======

--------------------------------------------------------------------------------
* THE FUND HELD A LONG POSITION IN US STOCK INDEX FUTURES WHICH INCREASED US EQUITY EXPOSURE FROM 96.84% TO 96.89%.


--------------------------------------------------------------------------------
54

UBS U.S. LARGE CAP EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                           -------   -----------
EQUITIES -- 96.84%
AEROSPACE & DEFENSE -- 1.16%
Lockheed Martin Corp.                                       23,500   $ 1,685,890
Northrop Grumman Corp.                                      89,500     5,733,370
                                                                     -----------
                                                                       7,419,260
                                                                     -----------
AIR FREIGHT & LOGISTICS -- 1.72%
FedEx Corp.                                                 93,900    10,973,154
                                                                     -----------
AUTO COMPONENTS -- 2.52%
Borg-Warner, Inc.                                           66,200     4,309,620
Johnson Controls, Inc.                                     143,700    11,815,014
                                                                     -----------
                                                                      16,124,634
                                                                     -----------
AUTOMOBILES -- 0.93%
Harley-Davidson, Inc.                                      107,900     5,922,631
                                                                     -----------
BEVERAGES -- 0.75%
Anheuser-Busch Cos., Inc.                                  104,700     4,773,273
                                                                     -----------
BIOTECHNOLOGY -- 2.22%
Cephalon, Inc. (a)                                          60,400     3,630,040
Genzyme Corp. (a)                                          173,100    10,567,755
                                                                     -----------
                                                                      14,197,795
                                                                     -----------
BUILDING PRODUCTS -- 2.24%
Masco Corp.                                                483,500    14,330,940
                                                                     -----------
CAPITAL MARKETS -- 5.27%
Mellon Financial Corp.                                     330,800    11,389,444
Morgan Stanley                                             352,800    22,300,488
                                                                     -----------
                                                                      33,689,932
                                                                     -----------
COMMERCIAL BANKS -- 6.59%
Fifth Third Bancorp                                        319,200    11,794,440
PNC Financial Services Group, Inc.                         141,800     9,950,106
Wells Fargo & Co.                                          304,000    20,392,320
                                                                     -----------
                                                                      42,136,866
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.67%
Cendant Corp.                                              263,200     4,287,528
                                                                     -----------
COMPUTERS & PERIPHERALS -- 1.11%
Dell, Inc. (a)                                             290,800     7,098,428
                                                                     -----------
DIVERSIFIED CONSUMER SERVICES -- 0.52%
H & R Block, Inc.                                          139,300     3,323,698
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 6.31%
Citigroup, Inc.                                            587,261    28,329,471
JPMorgan Chase & Co.                                       285,700    11,999,400
                                                                     -----------
                                                                      40,328,871
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.54%
AT&T, Inc.                                                 297,000     8,283,330
Embarq Corp. (a)                                            38,301     1,569,958
                                                                     -----------
                                                                       9,853,288
                                                                     -----------
ELECTRIC UTILITIES -- 4.17%
American Electric Power Co., Inc.                          149,300     5,113,525
Exelon Corp.                                               302,700    17,202,441
Northeast Utilities                                         77,600   $ 1,603,992
Pepco Holdings, Inc.                                       116,700     2,751,786
                                                                     -----------
                                                                      26,671,744
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 2.35%
Baker Hughes, Inc.                                          57,900     4,739,115
ENSCO International, Inc.                                   61,700     2,839,434
GlobalSantaFe Corp.                                        128,600     7,426,650
                                                                     -----------
                                                                      15,005,199
                                                                     -----------
FOOD & STAPLES RETAILING -- 4.24%
Costco Wholesale Corp.                                     207,800    11,871,614
Kroger Co.                                                 423,800     9,264,268
Sysco Corp.                                                195,700     5,980,592
                                                                     -----------
                                                                      27,116,474
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.29%
Boston Scientific Corp. (a)                                132,300     2,227,932
Medtronic, Inc.                                            128,200     6,015,144
                                                                     -----------
                                                                       8,243,076
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.97%
Caremark Rx, Inc.                                          114,600     5,715,102
Healthsouth Corp. (a)                                       70,800       272,580
Medco Health Solutions, Inc. (a)                           143,800     8,236,864
UnitedHealth Group, Inc.                                   306,900    13,742,982
WellPoint, Inc. (a)                                         52,400     3,813,148
                                                                     -----------
                                                                      31,780,676
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 1.60%
Carnival Corp.                                             244,200    10,192,908
                                                                     -----------
INSURANCE -- 4.25%
Allstate Corp.                                             117,000     6,403,410
American International Group, Inc.                         236,200    13,947,610
Hartford Financial Services Group, Inc.                     80,700     6,827,220
                                                                     -----------
                                                                      27,178,240
                                                                     -----------
INTERNET & CATALOG RETAIL -- 0.34%
Expedia, Inc. (a)                                          146,150     2,187,865
                                                                     -----------
IT SERVICES -- 0.76%
Accenture Ltd., Class A                                    170,700     4,834,224
                                                                     -----------
LIFE SCIENCES TOOLS & SERVICES -- 0.92%
Waters Corp. (a)                                           133,200     5,914,080
                                                                     -----------
MACHINERY -- 2.08%
Illinois Tool Works, Inc.                                  279,600    13,281,000
                                                                     -----------
MEDIA -- 5.41%
DIRECTV Group, Inc. (a)                                    482,800     7,966,200
News Corp., Class A                                        257,400     4,936,932
Omnicom Group, Inc.                                        157,300    14,013,857
R.H. Donnelley Corp.                                        99,995     5,406,730
Univision Communications, Inc., Class A (a)                 66,300     2,221,050
                                                                     -----------
                                                                      34,544,769
                                                                     -----------


--------------------------------------------------------------------------------
                                                                              55

UBS U.S. LARGE CAP EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                       ----------   ------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.62%
NiSource, Inc.                                            178,100   $  3,889,704
Sempra Energy                                             141,600      6,439,968
                                                                    ------------
                                                                      10,329,672
                                                                    ------------
MULTILINE RETAIL -- 1.44%
Kohl's Corp. (a)                                          155,700      9,204,984
                                                                    ------------
OIL & GAS -- 2.74%
EOG Resources, Inc.                                        18,900      1,310,526
ExxonMobil Corp.                                           98,300      6,030,705
Marathon Oil Corp.                                        122,000     10,162,600
                                                                    ------------
                                                                      17,503,831
                                                                    ------------
PHARMACEUTICALS -- 9.02%
Allergan, Inc.                                            143,200     15,359,632
Bristol-Myers Squibb Co.                                  342,000      8,844,120
Johnson & Johnson                                         231,844     13,892,092
Wyeth                                                     439,600     19,522,636
                                                                    ------------
                                                                      57,618,480
                                                                    ------------
ROAD & RAIL -- 1.95%
Burlington Northern Santa Fe Corp.                        157,000     12,442,250
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.70%
Analog Devices, Inc.                                      163,000      5,238,820
Intel Corp.                                               463,900      8,790,905
Xilinx, Inc.                                              141,200      3,198,180
                                                                    ------------
                                                                      17,227,905
                                                                    ------------
SOFTWARE -- 7.66%
Mercury Interactive Corp. (a)                             139,400      4,874,818
Microsoft Corp.                                           946,800     22,060,440
Oracle Corp. (a)                                          875,200   $ 12,681,648
Salesforce.com, Inc. (a)                                   65,600      1,748,896
Symantec Corp. (a)                                        487,102      7,569,565
                                                                    ------------
                                                                      48,935,367
                                                                    ------------
THRIFTS & MORTGAGE FINANCE -- 1.38%
Freddie Mac                                               154,700      8,819,447
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.40%
Sprint Nextel Corp.                                       766,320     15,318,737
                                                                    ------------
Total Equities (Cost $555,463,463)                                   618,811,226
                                                                    ------------
SHORT-TERM INVESTMENTS -- 3.00%
OTHER* -- 2.84%
UBS Supplementary Trust --
   U.S. Cash Management Prime
   Fund, yield of 5.21%                                18,145,640     18,145,640
                                                                    ------------

                                                          FACE
                                                         AMOUNT
                                                       ----------
US GOVERNMENT OBLIGATION -- 0.16%
US Treasury Bills, yield of 4.06%, due 07/06/06 (b)    $1,050,000      1,049,223
                                                                    ------------
Total Short-Term Investments (Cost $19,195,014)                       19,194,863
                                                                    ------------
Total Investments -- 99.84% (Cost $574,658,477)                      638,006,089
Cash and other assets, less liabilities -- 0.16%                       1,026,116
                                                                    ------------
Net Assets -- 100.00%                                               $639,032,205
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $577,475,866; and net unrealized appreciation consisted of:

Gross unrealized appreciation   $ 75,479,132
Gross unrealized depreciation    (14,948,909)
                                ------------
Net unrealized appreciation     $ 60,530,223
                                ============

(a)  Non-income producing security.

(b) This security was pledged to cover margin requirements for futures contracts.

*    Investment in affiliated mutual fund.

FUTURES CONTRACTS

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of June 30, 2006:

                                 EXPIRATION                     CURRENT      UNREALIZED
                                    DATE            COST         VALUE      APPRECIATION
                               --------------   -----------   -----------   ------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 40 contracts    September 2006   $12,487,150   $12,794,000     $306,850
                                                                              ========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2006 was $1,049,223.

--------------------------------------------------------------------------------
            See accompanying notes to financial statements.
56

UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 7.33% (1.40% after the deduction of the maximum sales charge) and Class Y shares returned 7.72%. The Fund's benchmark, the Russell 1000 Growth Index (the "Index"), returned 6.12% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 59; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The past 12 months were a positive period for equity investors, and generally favored more volatile asset classes, with smaller capitalization companies outperforming large cap stocks. Value style equities were stronger than growth equities, especially within the large cap space, making large cap growth a particularly challenging space over the Fund's fiscal year. That said, the Fund outperformed the Index over the fiscal year, primarily due to a number of key holdings in certain strong sectors.

ENERGY AND TECHNOLOGY SECTOR STOCKS WERE SOME OF THE FUND'S TOP CONTRIBUTORS

Energy stocks were by far the leading performers from an industry standpoint over the one-year period. Oil prices rose dramatically over the past 12 months, from below $60 a barrel to well over $70, hitting record highs more than once toward the end of the reporting period. As oil prices rose, many companies throughout the energy supply chain, from production and exploration companies to retail-focused energy distributors, benefited from higher profit margins. Our research suggested this was likely to be the case, and the Fund was significantly overweight to energy sector companies during the period, which helped performance substantially. The Fund's top performers in the industry were Weatherford International and Peabody Energy Corp. Weatherford International's primary focus is designing and manufacturing drilling equipment, services and production systems. Peabody Energy, on the other hand, is one of the world's largest coal companies. Given natural gas prices during much of the period, coal was a much cheaper alternative for electricity production which rekindled coal demand. Peabody is able to arbitrage between the two materials and could continue to grow earnings based on this imbalance.

A number of the Fund's largest positions are within the technology sector. Although we construct our portfolio primarily through bottom-up analysis on a company-by-company basis, there were a number of larger themes in play during the reporting period. One involves our belief that the shift from traditional to digital media--whether dealing with advertising spending or the entertainment industry--is just beginning in earnest, and that as this trend continues to evolve, the growth opportunities for industry leaders may make for some attractive investment opportunities.

Google, the industry-leading Internet search platform, represented one of the Fund's largest overweight positions and one of its top contributors to performance. A number of factors contributed to Google's solid performance (and our conviction in the attractiveness of the stock). Google's paid search platform has enabled it to grow its share of both consumer searches and advertiser dollars at a rate significantly higher than the industry average. Furthermore, our research indicates that nearly one quarter of media consumption today takes place via the Internet and yet advertisers allocate less than 4% of their ad budgets to online channels. It is our view that we may see a shift in how advertising dollars are spent and that may benefit Google disproportionately.

Apple was another large overweight position and top performer during the year. Sales of the company's iPod have continued to be quite strong, and during the year Apple's iTunes music store, which sells songs in digital format directly over the Internet, recorded its one-billionth download. Also worth mentioning in the technology sector is Intel, the semiconductor chip manufacturer. Sales of new chips have been sluggish at Intel for some time, and the Fund's limited exposure to the company, whose shares declined notably over the past 12 months, benefited the Fund's performance relative to the Index.

HEALTH CARE HOLDINGS POSTED DISAPPOINTING RETURNS DURING THE PERIOD

Two stocks with disappointing returns during the year were Kinetic Concepts and Zimmer Holdings,


--------------------------------------------------------------------------------
                                                                              57

UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

both of which are companies in the health care equipment and supplies industry. Kinetic Concepts manufactures and sells advanced wound-care systems primarily to hospitals and extended-care facilities. An unusual move by the FDA removed the competitive position that Kinetic Concepts had enjoyed and led to our sale of the stock. Zimmer Holdings manufactures orthopedic surgery devices which we still believe to be an attractive part of the health care market, despite its disappointing recent performance.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD

Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it will be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, while a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to best navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
58

UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                            1 YEAR     5 YEARS   INCEPTION*
                                             ENDED      ENDED        TO
                                           06/30/06   06/30/06   06/30/06
---------------------------------------------------------------------------
UBS U.S. Large Cap Growth Fund Class A       7.33%     -0.08%      -0.88%
UBS U.S. Large Cap Growth Fund Class B       6.50        N/A        1.88
UBS U.S. Large Cap Growth Fund Class C       6.63        N/A        1.04
UBS U.S. Large Cap Growth Fund Class Y       7.72       0.20        2.01
UBS U.S. Large Cap Growth Fund Class A**     1.40      -1.21       -1.63
UBS U.S. Large Cap Growth Fund Class B**     1.50        N/A        1.48
UBS U.S. Large Cap Growth Fund Class C**     5.63        N/A        1.04
Russell 1000 Growth Index***                 6.12      -0.76        1.82

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 10/14/97.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              59

UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS U.S. Large Cap Growth Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Growth Index, if you had invested $10,000 in Class A shares on December 31, 1998 or $10,000,000 in Class Y shares on October 14, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. LARGE CAP GROWTH FUND CLASS A VS. RUSSELL 1000 GROWTH INDEX

Wealth value with dividends reinvested

                                    [CHART]

             UBS U.S. LARGE CAP   RUSSELL 1000
             GROWTH FUND CLASS A  GROWTH INDEX
             -------------------  ------------
12/31/1998          $ 9,449         $10,000
 1/31/1999          $10,040         $10,587
 2/28/1999          $ 9,601         $10,104
 3/31/1999          $10,064         $10,636
 4/30/1999          $10,439         $10,649
 5/31/1999          $10,311         $10,322
 6/30/1999          $11,077         $11,045
 7/31/1999          $10,623         $10,694
 8/31/1999          $10,615         $10,869
 9/30/1999          $10,247         $10,640
10/31/1999          $10,814         $11,444
11/30/1999          $11,365         $12,061
12/31/1999          $12,494         $13,316
 1/31/2000          $12,007         $12,691
 2/29/2000          $12,562         $13,312
 3/31/2000          $13,382         $14,265
 4/30/2000          $13,006         $13,586
 5/31/2000          $12,503         $12,902
 6/30/2000          $12,981         $13,880
 7/31/2000          $12,665         $13,301
 8/31/2000          $13,391         $14,505
 9/30/2000          $12,187         $13,133
10/31/2000          $11,947         $12,512
11/30/2000          $10,641         $10,668
12/31/2000          $10,457         $10,330
 1/31/2001          $11,026         $11,044
 2/28/2001          $ 9,409         $ 9,169
 3/31/2001          $ 8,411         $ 8,171
 4/30/2001          $ 9,309         $ 9,204
 5/31/2001          $ 9,210         $ 9,069
 6/30/2001          $ 8,880         $ 8,859
 7/31/2001          $ 8,631         $ 8,637
 8/31/2001          $ 7,902         $ 7,931
 9/30/2001          $ 7,094         $ 7,139
10/31/2001          $ 7,443         $ 7,514
11/30/2001          $ 8,142         $ 8,236
12/31/2001          $ 8,040         $ 8,220
 1/31/2002          $ 7,879         $ 8,075
 2/28/2002          $ 7,508         $ 7,740
 3/31/2002          $ 7,769         $ 8,008
 4/30/2002          $ 7,166         $ 7,354
 5/31/2002          $ 7,016         $ 7,176
 6/30/2002          $ 6,404         $ 6,512
 7/31/2002          $ 5,972         $ 6,154
 8/31/2002          $ 6,012         $ 6,173
 9/30/2002          $ 5,360         $ 5,532
10/31/2002          $ 5,852         $ 6,040
11/30/2002          $ 6,123         $ 6,368
12/31/2002          $ 5,721         $ 5,928
 1/31/2003          $ 5,631         $ 5,784
 2/28/2003          $ 5,611         $ 5,758
 3/31/2003          $ 5,691         $ 5,865
 4/30/2003          $ 6,052         $ 6,299
 5/31/2003          $ 6,343         $ 6,613
 6/30/2003          $ 6,414         $ 6,704
 7/31/2003          $ 6,604         $ 6,871
 8/31/2003          $ 6,725         $ 7,042
 9/30/2003          $ 6,685         $ 6,966
10/31/2003          $ 7,046         $ 7,358
11/30/2003          $ 7,146         $ 7,434
12/31/2003          $ 7,407         $ 7,692
 1/31/2004          $ 7,628         $ 7,849
 2/29/2004          $ 7,738         $ 7,899
 3/31/2004          $ 7,628         $ 7,752
 4/30/2004          $ 7,457         $ 7,662
 5/31/2004          $ 7,598         $ 7,805
 6/30/2004          $ 7,738         $ 7,902
 7/31/2004          $ 7,297         $ 7,456
 8/31/2004          $ 7,267         $ 7,419
 9/30/2004          $ 7,568         $ 7,489
10/31/2004          $ 7,698         $ 7,606
11/30/2004          $ 7,989         $ 7,868
12/31/2004          $ 8,270         $ 8,176
 1/31/2005          $ 7,959         $ 7,903
 2/28/2005          $ 8,130         $ 7,988
 3/31/2005          $ 7,919         $ 7,842
 4/30/2005          $ 7,708         $ 7,693
 5/31/2005          $ 8,150         $ 8,065
 6/30/2005          $ 8,240         $ 8,035
 7/31/2005          $ 8,692         $ 8,428
 8/31/2005          $ 8,652         $ 8,319
 9/30/2005          $ 8,893         $ 8,358
10/31/2005          $ 8,883         $ 8,277
11/30/2005          $ 9,344         $ 8,634
12/31/2005          $ 9,437         $ 8,607
 1/31/2006          $ 9,798         $ 8,758
 2/28/2006          $ 9,597         $ 8,744
 3/31/2006          $ 9,607         $ 8,873
 4/30/2006          $ 9,497         $ 8,861
 5/31/2006          $ 8,925         $ 8,560
 6/30/2006          $ 8,844         $ 8,527

12/31/98 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS U.S. LARGE CAP GROWTH FUND CLASS Y VS. RUSSELL 1000 GROWTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

             UBS U.S. LARGE CAP   RUSSELL 1000
             GROWTH FUND CLASS Y  GROWTH INDEX
             -------------------  ------------
10/14/1997       $10,000,000      $10,000,000
10/31/1997       $ 9,570,000      $ 9,388,821
11/30/1997       $ 9,750,000      $ 9,787,609
12/31/1997       $ 9,942,573      $ 9,897,253
 1/31/1998       $ 9,872,414      $10,193,203
  2/1/1998       $10,443,711      $10,193,203
 3/31/1998       $10,854,644      $11,396,867
 4/30/1998       $11,075,144      $11,554,579
 5/31/1998       $10,824,576      $11,226,706
 6/30/1998       $11,255,554      $11,914,297
 7/31/1998       $11,205,440      $11,835,433
 8/31/1998       $ 9,321,162      $10,059,219
 9/30/1998       $ 9,822,492      $10,831,941
10/31/1998       $10,804,742      $11,702,522
11/30/1998       $11,586,532      $12,592,674
12/31/1998       $12,420,761      $13,728,154
 1/31/1999       $13,207,550      $14,534,245
 2/28/1999       $12,630,572      $13,870,275
 3/31/1999       $13,249,512      $14,600,765
 4/30/1999       $13,742,566      $14,619,435
 5/31/1999       $13,574,717      $14,170,142
 6/30/1999       $14,592,297      $15,162,687
 7/31/1999       $13,994,338      $14,680,796
 8/31/1999       $13,983,847      $14,920,672
 9/30/1999       $13,511,774      $14,607,235
10/31/1999       $14,256,600      $15,710,338
11/30/1999       $14,980,445      $16,557,974
12/31/1999       $16,486,234      $18,280,132
 1/31/2000       $15,846,536      $17,423,003
 2/29/2000       $16,576,016      $18,274,739
 3/31/2000       $17,664,623      $19,582,767
 4/30/2000       $17,182,045      $18,650,930
 5/31/2000       $16,508,679      $17,711,916
 6/30/2000       $17,148,376      $19,054,267
 7/31/2000       $16,733,134      $18,259,801
 8/31/2000       $17,698,292      $19,913,226
 9/30/2000       $16,104,660      $18,029,455
10/31/2000       $15,790,422      $17,176,481
11/30/2000       $14,062,117      $14,644,531
12/31/2000       $13,832,661      $14,181,046
 1/31/2001       $14,592,409      $15,160,786
 2/28/2001       $12,457,254      $12,586,955
 3/31/2001       $11,147,343      $11,217,149
 4/30/2001       $12,339,362      $12,635,999
 5/31/2001       $12,195,272      $12,449,859
 6/30/2001       $11,776,100      $12,161,615
 7/31/2001       $11,448,623      $11,857,596
 8/31/2001       $10,479,288      $10,888,177
 9/30/2001       $ 9,418,260      $ 9,800,880
10/31/2001       $ 9,876,729      $10,315,131
11/30/2001       $10,806,766      $11,306,060
12/31/2001       $10,685,468      $11,284,836
 1/31/2002       $10,461,482      $11,085,503
 2/28/2002       $ 9,987,158      $10,625,459
 3/31/2002       $10,329,725      $10,992,863
 4/30/2002       $ 9,526,009      $10,095,721
 5/31/2002       $ 9,328,374      $ 9,851,645
 6/30/2002       $ 8,524,659      $ 8,940,162
 7/31/2002       $ 7,944,929      $ 8,448,856
 8/31/2002       $ 7,997,632      $ 8,474,095
 9/30/2002       $ 7,141,213      $ 7,595,022
10/31/2002       $ 7,799,997      $ 8,291,684
11/30/2002       $ 8,155,740      $ 8,741,976
12/31/2002       $ 7,628,713      $ 8,138,240
 1/31/2003       $ 7,496,956      $ 7,940,628
 2/28/2003       $ 7,470,605      $ 7,904,204
 3/31/2003       $ 7,589,186      $ 8,051,337
 4/30/2003       $ 8,063,510      $ 8,646,755
 5/31/2003       $ 8,458,780      $ 9,078,118
 6/30/2003       $ 8,551,010      $ 9,203,167
 7/31/2003       $ 8,814,523      $ 9,432,328
 8/31/2003       $ 8,972,631      $ 9,666,939
 9/30/2003       $ 8,919,929      $ 9,563,401
10/31/2003       $ 9,394,253      $10,100,596
11/30/2003       $ 9,552,361      $10,206,143
12/31/2003       $ 9,894,928      $10,559,206
 1/31/2004       $10,197,969      $10,774,887
 2/29/2004       $10,342,901      $10,843,435
 3/31/2004       $10,197,969      $10,642,094
 4/30/2004       $ 9,973,982      $10,518,479
 5/31/2004       $10,158,442      $10,714,370
 6/30/2004       $10,342,901      $10,848,311
 7/31/2004       $ 9,763,171      $10,235,110
 8/31/2004       $ 9,723,644      $10,184,632
 9/30/2004       $10,132,090      $10,281,574
10/31/2004       $10,303,374      $10,441,901
11/30/2004       $10,685,468      $10,800,987
12/31/2004       $11,080,738      $11,224,319
 1/31/2005       $10,659,117      $10,850,031
 2/28/2005       $10,896,279      $10,965,616
 3/31/2005       $10,619,590      $10,765,709
 4/30/2005       $10,329,725      $10,560,927
 5/31/2005       $10,935,806      $11,071,736
 6/30/2005       $11,041,211      $11,031,009
 7/31/2005       $11,660,468      $11,570,212
 8/31/2005       $11,607,765      $11,421,070
 9/30/2005       $11,923,981      $11,473,557
10/31/2005       $11,923,981      $11,362,275
11/30/2005       $12,556,414      $11,852,434
12/31/2005       $12,672,078      $11,815,297
 1/31/2006       $13,159,973      $12,022,718
 2/28/2006       $12,883,060      $12,003,613
 3/31/2006       $12,909,432      $12,180,854
 4/30/2006       $12,764,383      $12,164,289
 5/31/2006       $11,986,388      $11,751,973
 6/30/2006       $11,894,084      $11,705,603

10/14/97 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
60

UBS U.S. LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING          EXPENSES PAID          EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
---------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00         $ 937.20             $5.04               1.05%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.59              5.26               1.05%
CLASS B   Actual                                   1,000.00           933.20              8.63               1.80%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,015.87              9.00               1.80%
CLASS C   Actual                                   1,000.00           935.30              8.64               1.80%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,015.87              9.00               1.80%
CLASS Y   Actual                                   1,000.00           938.60              3.85               0.80%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,020.83              4.01               0.80%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                              61

UBS U.S. LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                            PERCENTAGE OF
                              NET ASSETS
-----------------------------------------
Google, Inc., (Class A)          4.9%
General Electric Co.             4.8
Allergan, Inc.                   3.6
United Technologies Corp.        3.4
Johnson & Johnson                3.3
PepsiCo, Inc.                    3.3
Hilton Hotels Corp.              2.8
Merrill Lynch & Co., Inc.        2.7
Medimmune, Inc.                  2.4
Lowe's Cos., Inc.                2.4
-----------------------------------------
Total                           33.6%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Equities

Aerospace & Defense                                 5.36%
Air Freight & Logistics                             3.04
Beverages                                           3.28
Biotechnology                                       3.82
Capital Markets                                     4.24
Chemicals                                           2.32
Communications Equipment                            1.35
Computers & Peripherals                             2.23
Consumer Finance                                    1.94
Diversified Financial Services                      4.65
Electrical Equipment                                2.23
Energy Equipment & Services                         4.08
Health Care Equipment & Supplies                    4.19
Health Care Providers & Services                    4.16
Hotels, Restaurants & Leisure                       4.69
Industrial Conglomerates                            4.79
Internet Software & Services                        8.27
Machinery                                           2.04%
Media                                               2.24
Metals & Mining                                     1.54
Multiline Retail                                    1.72
Oil & Gas                                           2.29
Pharmaceuticals                                     6.93
Road & Rail                                         1.86
Semiconductors & Semiconductor Equipment            3.93
Software                                            4.65
Specialty Retail                                    5.87
                                                  ------
Total Equities                                     97.71
Investment Company                                  2.01
Short-Term Investment                               1.09
                                                  ------
Total Investments                                 100.81
Liabilities, in excess of cash and other assets    (0.81)
                                                  ------
Net assets                                        100.00%
                                                  ======


--------------------------------------------------------------------------------
62

UBS U.S. LARGE CAP GROWTH FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------   -----------
EQUITIES -- 97.71%
AEROSPACE & DEFENSE -- 5.36%
General Dynamics Corp.                                       3,900   $   255,294
United Technologies Corp.                                    6,800       431,256
                                                                     -----------
                                                                         686,550
                                                                     -----------
AIR FREIGHT & LOGISTICS -- 3.04%
United Parcel Service, Inc., Class B                         3,200       263,456
UTI Worldwide, Inc.                                          5,000       126,150
                                                                     -----------
                                                                         389,606
                                                                     -----------
BEVERAGES -- 3.28%
PepsiCo, Inc.                                                7,000       420,280
                                                                     -----------
BIOTECHNOLOGY -- 3.82%
Genzyme Corp. (a)                                            2,900       177,045
Medimmune, Inc. (a)                                         11,500       311,650
                                                                     -----------
                                                                         488,695
                                                                     -----------
CAPITAL MARKETS -- 4.24%
Goldman Sachs Group, Inc.                                    1,300       195,559
Merrill Lynch & Co., Inc.                                    5,000       347,800
                                                                     -----------
                                                                         543,359
                                                                     -----------
CHEMICALS -- 2.32%
Praxair, Inc.                                                5,500       297,000
                                                                     -----------
COMMUNICATIONS EQUIPMENT -- 1.35%
QUALCOMM, Inc.                                               4,300       172,301
                                                                     -----------
COMPUTERS & PERIPHERALS -- 2.23%
Apple Computer, Inc. (a)                                     5,000       285,600
                                                                     -----------
CONSUMER FINANCE -- 1.94%
SLM Corp.                                                    4,700       248,724
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 4.65%
Bank of America Corp.                                        4,000       192,400
Chicago Mercantile Exchange Holdings, Inc.                     300       147,345
Moody's Corp.                                                4,700       255,962
                                                                     -----------
                                                                         595,707
                                                                     -----------
ELECTRICAL EQUIPMENT -- 2.23%
Emerson Electric Co.                                         3,400       284,954
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 4.08%
Schlumberger Ltd.                                            4,600       299,506
Weatherford International Ltd. (a)                           4,500       223,290
                                                                     -----------
                                                                         522,796
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.19%
C.R. Bard, Inc.                                              3,100       227,106
St. Jude Medical, Inc. (a)                                   4,800       155,616
Zimmer Holdings, Inc. (a)                                    2,700       153,144
                                                                     -----------
                                                                         535,866
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES -- 4.16%
Express Scripts, Inc. (a)                                    3,800       272,612
UnitedHealth Group, Inc.                                     5,800       259,724
                                                                     -----------
                                                                         532,336
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 4.69%
Hilton Hotels Corp.                                         12,700   $   359,156
Wynn Resorts Ltd. (a)                                        3,300       241,890
                                                                     -----------
                                                                         601,046
                                                                     -----------
INDUSTRIAL CONGLOMERATES -- 4.79%
General Electric Co.                                        18,600       613,056
                                                                     -----------
INTERNET SOFTWARE & SERVICES -- 8.27%
Akamai Technologies, Inc. (a)                                5,800       209,902
eBay, Inc. (a)                                               7,500       219,675
Google, Inc., Class A (a)                                    1,500       628,995
                                                                     -----------
                                                                       1,058,572
                                                                     -----------
MACHINERY -- 2.04%
Illinois Tool Works, Inc.                                    5,500       261,250
                                                                     -----------
MEDIA -- 2.24%
McGraw-Hill Cos., Inc.                                       5,700       286,311
                                                                     -----------
METALS & MINING -- 1.54%
Phelps Dodge Corp.                                           2,400       197,184
                                                                     -----------
MULTILINE RETAIL -- 1.72%
Target Corp.                                                 4,500       219,915
                                                                     -----------
OIL & GAS -- 2.29%
ExxonMobil Corp.                                             2,600       159,510
Peabody Energy Corp.                                         2,400       133,800
                                                                     -----------
                                                                         293,310
                                                                     -----------
PHARMACEUTICALS -- 6.93%
Allergan, Inc.                                               4,300       461,218
Johnson & Johnson                                            7,100       425,432
                                                                     -----------
                                                                         886,650
                                                                     -----------
ROAD & RAIL -- 1.86%
Burlington Northern Santa Fe Corp.                           3,000       237,750
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.93%
Analog Devices, Inc.                                         7,800       250,692
Broadcom Corp., Class A (a)                                  8,400       252,420
                                                                     -----------
                                                                         503,112
                                                                     -----------
SOFTWARE -- 4.65%
Adobe Systems, Inc. (a)                                      9,800       297,528
Microsoft Corp.                                             12,800       298,240
                                                                     -----------
                                                                         595,768
                                                                     -----------
SPECIALTY RETAIL -- 5.87%
Bed, Bath & Beyond, Inc. (a)                                 7,300       242,141
Best Buy Co., Inc.                                           3,750       205,650
Lowe's Cos., Inc.                                            5,000       303,350
                                                                     -----------
                                                                         751,141
                                                                     -----------
Total Equities
   (Cost $12,533,924)                                                 12,508,839
                                                                     -----------
INVESTMENT COMPANY -- 2.01%
iShares Russell 1000 Growth Index Fund
   (Cost $253,394)                                           5,100       257,958
                                                                     -----------


--------------------------------------------------------------------------------
                                                                              63

UBS U.S. LARGE CAP GROWTH FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                      SHARES      VALUE
                                     -------   -----------
SHORT-TERM INVESTMENT -- 1.09%
OTHER* -- 1.09%
UBS Supplementary Trust --
   U.S. Cash Management Prime
   Fund, yield of 5.21%
   (Cost $139,461)                   139,461   $   139,461
                                               -----------
Total Investments -- 100.81%
   (Cost $12,926,779)                           12,906,258
Liabilities, in excess of cash and
   other assets -- (0.81%)                        (103,779)
                                               -----------
Net Assets -- 100.00%                          $12,802,479
                                               ===========

NOTES TO SCHEDULE OF INVESTMENTS
Aggregate cost for federal income tax purposes was $12,999,690; and net unrealized depreciation consisted of:

Gross unrealized appreciation   $ 477,763
Gross unrealized depreciation    (571,195)
                                ---------
Net unrealized depreciation     $ (93,432)
                                =========

(a)  Non-income producing security.

*    Investment in affiliated mutual fund.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
64

UBS U.S. LARGE CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 12.13% (5.96% after the deduction of the maximum sales charge) and Class Y shares returned 12.37%. The Fund's benchmark, the Russell 1000 Value Index (the "Index"), returned 12.12% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 67; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

SOARING OIL PRICES LED TO MIXED RESULTS IN ENERGY INDUSTRY

During the past twelve months, in the wake of a devastating hurricane season and continued political turmoil in the Middle East, oil prices skyrocketed, setting record highs on more than one occasion. Gasoline and heating fuel prices rose in turn, and energy companies throughout the supply chain--from exploration and production companies to retail-focused operations--generally benefited from being able to increase their profit margins. Our view was and continues to be that current energy prices are unsustainably high. In our analysis, the market seems to be banking on a major disruption in supply, presumably sparked by continued strife in Iraq or a pending standoff with Iran. While we believe crude oil is currently overvalued, we anticipate that prices will remain both high and volatile before returning to their fair value range. Our analysis suggests that oil refining and servicing companies have the most to gain from such an environment, while energy reserves companies--whose values are significantly more dependent on the price of oil--have the most to lose.

With that in mind, the Fund took overweight positions relative to the Index in a number of oil service companies, including Baker Hughes, GlobalSantaFe and Marathon Oil, all of which were among the top contributors to performance. Meanwhile, the Fund had limited exposure to energy reserves companies, and by holding only one--an underweight position in ExxonMobil--missed out on the run-up in stock prices in that sector. In the final analysis, our holdings in oil services and our lack of exposure to energy reserves offset each other in terms of their contributions to the Fund's relative returns.

STOCK SELECTION IN SHIPPING AND RAILROAD INDUSTRIES HELPED RETURNS

In constructing the portfolio, the Fund's investment team seeks to identify the most attractive opportunities within various industries, and to then adjust the Fund's exposure to those companies to reflect what we believe is an appropriate level of risk. An example of this strategy in action was in the air freight and logistics and the road and rail industries. The portfolio held only one company in each industry--FedEx and Burlington Northern Santa Fe--which we believed represented the best investment opportunities available. Both stocks performed exceptionally well during the period, and our overweight exposure benefited the Fund's performance.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD

Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it will be forced to strike a difficult balance between maintaining price stability and


--------------------------------------------------------------------------------
                                                                              65

UBS U.S. LARGE CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, while a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets will reward those companies that are leaders within their industries and are able to best navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
66

UBS U.S. LARGE CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                  1 YEAR     5 YEARS   INCEPTION*
                                                   ENDED      ENDED        TO
                                                 06/30/06   06/30/06    06/30/06
---------------------------------------------------------------------------------
UBS U.S. Large Cap Value Equity Fund Class A       12.13%      N/A        8.23%
UBS U.S. Large Cap Value Equity Fund Class B       11.25       N/A        8.07
UBS U.S. Large Cap Value Equity Fund Class C       11.26       N/A        8.00
UBS U.S. Large Cap Value Equity Fund Class Y       12.37      7.63%       7.63
UBS U.S. Large Cap Value Equity Fund Class A**      5.96       N/A        6.89
UBS U.S. Large Cap Value Equity Fund Class B**      6.25       N/A        7.74
UBS U.S. Large Cap Value Equity Fund Class C**     10.26       N/A        8.00
Russell 1000 Value Index***                        12.12      6.90        6.90

* INCEPTION DATES OF UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A SHARES IS 12/07/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/08/01 AND 12/12/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 06/29/01.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              67

UBS U.S. LARGE CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS U.S. Large Cap Value Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 1000 Value Index, if you had invested $10,000 in Class A shares on December 7, 2001 or $10,000,000 in Class Y shares on June 29, 2001, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A VS. RUSSELL 1000 VALUE INDEX

Wealth value with dividends reinvested

                                     [CHART]

             UBS U.S. LARGE CAP
              VALUE EQUITY FUND   RUSSELL 1000
                  CLASS A         VALUE INDEX
             ------------------   ------------
 12/7/2001         $ 9,450           $10,000
12/31/2001         $ 9,459           $10,030
 1/31/2002         $ 9,364           $ 9,952
 2/28/2002         $ 9,383           $ 9,968
 3/31/2002         $ 9,791           $10,440
 4/30/2002         $ 9,497           $10,082
 5/31/2002         $ 9,469           $10,132
 6/30/2002         $ 8,890           $ 9,551
 7/31/2002         $ 8,188           $ 8,663
 8/31/2002         $ 8,340           $ 8,728
 9/30/2002         $ 7,258           $ 7,758
10/31/2002         $ 7,818           $ 8,332
11/30/2002         $ 8,283           $ 8,857
12/31/2002         $ 7,974           $ 8,473
 1/31/2003         $ 7,801           $ 8,268
 2/28/2003         $ 7,609           $ 8,047
 3/31/2003         $ 7,647           $ 8,061
 4/30/2003         $ 8,387           $ 8,770
 5/31/2003         $ 8,838           $ 9,336
 6/30/2003         $ 8,944           $ 9,453
 7/31/2003         $ 9,050           $ 9,594
 8/31/2003         $ 9,079           $ 9,743
 9/30/2003         $ 9,069           $ 9,648
10/31/2003         $ 9,626           $10,239
11/30/2003         $ 9,684           $10,377
12/31/2003         $10,402           $11,017
 1/31/2004         $10,488           $11,211
 2/29/2004         $10,729           $11,451
 3/31/2004         $10,584           $11,351
 4/30/2004         $10,440           $11,073
 5/31/2004         $10,527           $11,186
 6/30/2004         $10,758           $11,451
 7/31/2004         $10,546           $11,289
 8/31/2004         $10,758           $11,450
 9/30/2004         $10,844           $11,627
10/31/2004         $11,046           $11,821
11/30/2004         $11,460           $12,418
12/31/2004         $11,856           $12,834
 1/31/2005         $11,602           $12,606
 2/28/2005         $11,867           $13,024
 3/31/2005         $11,764           $12,846
 4/30/2005         $11,671           $12,615
 5/31/2005         $11,879           $12,919
 6/30/2005         $12,087           $13,061
 7/31/2005         $12,410           $13,438
 8/31/2005         $12,306           $13,380
 9/30/2005         $12,502           $13,568
10/31/2005         $12,444           $13,223
11/30/2005         $12,871           $13,658
12/31/2005         $13,013           $13,742
 1/31/2006         $13,347           $14,276
 2/28/2006         $13,463           $14,363
 3/31/2006         $13,617           $14,557
 4/30/2006         $13,926           $14,927
 5/31/2006         $13,514           $14,550
 6/30/2006         $13,553           $14,643

12/7/01 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y VS. RUSSELL 1000 VALUE INDEX

Wealth value with dividends reinvested

                                     [CHART]

             UBS U.S. LARGE CAP
              VALUE EQUITY FUND   RUSSELL 1000
                   CLASS Y         VALUE INDEX
             ------------------   ------------
 6/29/2001       $10,000,000       $10,000,000
 7/31/2001       $10,110,000       $ 9,978,714
 8/31/2001       $ 9,730,000       $ 9,578,984
 9/30/2001       $ 9,180,000       $ 8,904,785
10/31/2001       $ 9,170,000       $ 8,828,237
11/30/2001       $ 9,800,000       $ 9,341,356
12/31/2001       $ 9,970,000       $ 9,561,382
 1/31/2002       $ 9,870,000       $ 9,487,699
 2/28/2002       $ 9,900,000       $ 9,503,049
 3/31/2002       $10,330,000       $ 9,952,515
 4/30/2002       $10,020,000       $ 9,611,118
 5/31/2002       $ 9,990,000       $ 9,659,421
 6/30/2002       $ 9,380,000       $ 9,104,752
 7/31/2002       $ 8,640,000       $ 8,258,422
 8/31/2002       $ 8,810,000       $ 8,320,848
 9/30/2002       $ 7,670,000       $ 7,395,513
10/31/2002       $ 8,260,000       $ 7,943,428
11/30/2002       $ 8,750,000       $ 8,443,858
12/31/2002       $ 8,418,515       $ 8,077,080
 1/31/2003       $ 8,246,088       $ 7,881,616
 2/28/2003       $ 8,043,232       $ 7,671,415
 3/31/2003       $ 8,083,803       $ 7,684,310
 4/30/2003       $ 8,864,798       $ 8,360,555
 5/31/2003       $ 9,351,652       $ 8,900,282
 6/30/2003       $ 9,463,223       $ 9,011,626
 7/31/2003       $ 9,574,793       $ 9,145,892
 8/31/2003       $ 9,615,365       $ 9,288,346
 9/30/2003       $ 9,595,079       $ 9,197,675
10/31/2003       $10,193,504       $ 9,760,530
11/30/2003       $10,254,360       $ 9,892,955
12/31/2003       $11,015,864       $10,502,681
 1/31/2004       $11,117,487       $10,687,503
 2/29/2004       $11,371,542       $10,916,534
 3/31/2004       $11,219,109       $10,820,950
 4/30/2004       $11,066,675       $10,556,511
 5/31/2004       $11,168,298       $10,664,169
 6/30/2004       $11,402,029       $10,916,124
 7/31/2004       $11,188,622       $10,762,413
 8/31/2004       $11,412,191       $10,915,510
 9/30/2004       $11,503,651       $11,084,572
10/31/2004       $11,727,221       $11,268,984
11/30/2004       $12,164,197       $11,838,593
12/31/2004       $12,585,290       $12,235,048
 1/31/2005       $12,328,697       $12,017,889
 2/28/2005       $12,609,728       $12,416,186
 3/31/2005       $12,499,759       $12,245,896
 4/30/2005       $12,402,010       $12,026,485
 5/31/2005       $12,621,947       $12,316,100
 6/30/2005       $12,854,102       $12,450,776
 7/31/2005       $13,196,227       $12,811,003
 8/31/2005       $13,098,477       $12,755,332
 9/30/2005       $13,306,195       $12,934,422
10/31/2005       $13,245,102       $12,605,919
11/30/2005       $13,697,195       $13,020,385
12/31/2005       $13,843,891       $13,100,343
 1/31/2006       $14,212,515       $13,609,125
 2/28/2006       $14,335,390       $13,692,192
 3/31/2006       $14,512,875       $13,877,689
 4/30/2006       $14,840,542       $14,230,353
 5/31/2006       $14,403,653       $13,870,890
 6/30/2006       $14,444,612       $13,959,619

6/29/01 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
68

UBS U.S. LARGE CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING         ENDING           EXPENSES PAID         EXPENSE
                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                             JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
-------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                $1,000.00        $1,041.50             $5.57               1.10%
          Hypothetical
          (5% annual return before expenses)     1,000.00         1,019.34              5.51               1.10%

CLASS B   Actual                                 1,000.00         1,039.00              9.35               1.85%
          Hypothetical
          (5% annual return before expenses)     1,000.00         1,015.62              9.25               1.85%

CLASS C   Actual                                 1,000.00         1,038.20              9.35               1.85%
          Hypothetical
          (5% annual return before expenses)     1,000.00         1,015.62              9.25               1.85%

CLASS Y   Actual                                 1,000.00         1,043.40              4.31               0.85%
          Hypothetical
          (5% annual return before expenses)     1,000.00         1,020.58              4.26               0.85%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                              69

UBS U.S. LARGE CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Citigroup, Inc.                                                         5.7%
Wells Fargo & Co.                                                       4.4
Marathon Oil Corp.                                                      4.2
Morgan Stanley                                                          4.1
ExxonMobil Corp.                                                        3.6
JPMorgan Chase & Co.                                                    3.4
Wyeth                                                                   2.8
American International Group, Inc.                                      2.8
Exelon Corp.                                                            2.5
Sprint Nextel Corp.                                                     2.4
--------------------------------------------------------------------------------
Total                                                                  35.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Equities
   Aerospace & Defense                                                     2.52%
   Air Freight & Logistics                                                 1.86
   Auto Components                                                         3.22
   Automobiles                                                             0.79
   Beverages                                                               1.18
   Biotechnology                                                           0.68
   Building Products                                                       1.87
   Capital Markets                                                         7.55
   Commercial Banks                                                        8.85
   Commercial Services & Supplies                                          0.83
   Diversified Financial Services                                         10.76
   Diversified Telecommunication Services                                  2.20
   Electric Utilities                                                      6.04
   Energy Equipment & Services                                             2.55
   Food & Staples Retailing                                                3.36
   Health Care Providers & Services                                        3.61
   Insurance                                                               5.84
   Internet & Catalog Retail                                               0.43%
   IT Services                                                             1.09
   Machinery                                                               2.19
   Media                                                                   4.89
   Multi-Utilities & Unregulated Power                                     1.74
   Oil & Gas                                                               7.81
   Pharmaceuticals                                                         4.80
   Road & Rail                                                             2.20
   Software                                                                3.34
   Thrifts & Mortgage Finance                                              1.76
   Wireless Telecommunication Services                                     2.38
                                                                         ------
   Total Equities                                                         96.34
Investment Company                                                         3.21
Short-Term Investment                                                      0.69
                                                                         ------
   Total Investments                                                     100.24
Liabilities, in excess of cash and other assets                           (0.24)
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======


--------------------------------------------------------------------------------
70

UBS U.S. LARGE CAP VALUE EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                           -------   -----------
EQUITIES -- 96.34%
AEROSPACE & DEFENSE -- 2.52%
Lockheed Martin Corp.                                       23,100   $ 1,657,194
Northrop Grumman Corp.                                      25,500     1,633,530
                                                                     -----------
                                                                       3,290,724
                                                                     -----------
AIR FREIGHT & LOGISTICS -- 1.86%
FedEx Corp.                                                 20,800     2,430,688
                                                                     -----------
AUTO COMPONENTS -- 3.22%
Borg-Warner, Inc.                                           18,700     1,217,370
Johnson Controls, Inc.                                      36,400     2,992,808
                                                                     -----------
                                                                       4,210,178
                                                                     -----------
AUTOMOBILES -- 0.79%
Harley-Davidson, Inc.                                       18,800     1,031,932
                                                                     -----------
BEVERAGES -- 1.18%
Anheuser-Busch Cos., Inc.                                   33,800     1,540,942
                                                                     -----------
BIOTECHNOLOGY -- 0.68%
Cephalon, Inc., (a)                                         14,800       889,480
                                                                     -----------
BUILDING PRODUCTS -- 1.87%
Masco Corp.                                                 82,150     2,434,926
                                                                     -----------
CAPITAL MARKETS -- 7.55%
Mellon Financial Corp.                                      84,100     2,895,563
Morgan Stanley                                              83,800     5,296,998
Northern Trust Corp.                                        30,200     1,670,060
                                                                     -----------
                                                                       9,862,621
                                                                     -----------
COMMERCIAL BANKS -- 8.85%
Fifth Third Bancorp                                         83,600     3,089,020
PNC Financial Services Group, Inc.                          37,900     2,659,443
Wells Fargo & Co.                                           86,550     5,805,774
                                                                     -----------
                                                                      11,554,237
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.83%
Cendant Corp.                                               66,200     1,078,398
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.76%
Bank of America Corp.                                       46,422     2,232,898
Citigroup, Inc.                                            153,176     7,389,210
JPMorgan Chase & Co.                                       105,470     4,429,740
                                                                     -----------
                                                                      14,051,848
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.20%
AT&T, Inc.                                                  91,750     2,558,908
Embarq Corp. (a)                                             7,692       315,295
                                                                     -----------
                                                                       2,874,203
                                                                     -----------
ELECTRIC UTILITIES -- 6.04%
American Electric Power Co., Inc.                           62,800     2,150,900
Exelon Corp.                                                57,100     3,244,993
Northeast Utilities                                         63,400     1,310,478
Pepco Holdings, Inc.                                        50,000     1,179,000
                                                                     -----------
                                                                       7,885,371
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 2.55%
Baker Hughes, Inc.                                          13,000   $ 1,064,050
ENSCO International, Inc.                                   13,400       616,668
GlobalSantaFe Corp.                                         28,500     1,645,875
                                                                     -----------
                                                                       3,326,593
                                                                     -----------
FOOD & STAPLES RETAILING -- 3.36%
Costco Wholesale Corp.                                      44,500     2,542,285
Kroger Co.                                                  84,600     1,849,356
                                                                     -----------
                                                                       4,391,641
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.61%
Caremark Rx, Inc.                                           11,600       578,492
Medco Health Solutions, Inc. (a)                            32,100     1,838,688
UnitedHealth Group, Inc.                                    51,300     2,297,214
                                                                     -----------
                                                                       4,714,394
                                                                     -----------
INSURANCE -- 5.84%
Allstate Corp.                                              33,400     1,827,982
American International Group, Inc.                          60,800     3,590,240
Hartford Financial Services Group, Inc.                     26,150     2,212,290
                                                                     -----------
                                                                       7,630,512
                                                                     -----------
INTERNET & CATALOG RETAIL -- 0.43%
Expedia, Inc. (a)                                           37,400       559,878
                                                                     -----------
IT SERVICES -- 1.09%
Accenture Ltd., Class A                                     50,100     1,418,832
                                                                     -----------
MACHINERY -- 2.19%
Illinois Tool Works, Inc.                                   60,100     2,854,750
                                                                     -----------
MEDIA -- 4.89%
DIRECTV Group, Inc. (a)                                    110,100     1,816,650
News Corp., Class A                                         75,400     1,446,172
Omnicom Group, Inc.                                         29,700     2,645,973
Univision Communications, Inc.,  Class A (a)                14,000       469,000
                                                                     -----------
                                                                       6,377,795
                                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER -- 1.74%
NiSource, Inc.                                              47,700     1,041,768
Sempra Energy                                               26,900     1,223,412
                                                                     -----------
                                                                       2,265,180
                                                                     -----------
OIL & GAS -- 7.81%
ExxonMobil Corp.                                            76,550     4,696,342
Marathon Oil Corp.                                          66,000     5,497,800
                                                                     -----------
                                                                      10,194,142
                                                                     -----------
PHARMACEUTICALS -- 4.80%
Bristol-Myers Squibb Co.                                    57,900     1,497,294
Johnson & Johnson                                           19,100     1,144,472
Wyeth                                                       81,600     3,623,856
                                                                     -----------
                                                                       6,265,622
                                                                     -----------
ROAD & RAIL -- 2.20%
Burlington Northern Santa Fe Corp.                          36,300     2,876,775
                                                                     -----------


--------------------------------------------------------------------------------
                                                                              71

UBS U.S. LARGE CAP VALUE EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        SHARES         VALUE
                                                     -----------   ------------
SOFTWARE -- 3.34%
Microsoft Corp.                                          111,800   $  2,604,940
Symantec Corp. (a)                                       112,600      1,749,804
                                                                   ------------
                                                                      4,354,744
                                                                   ------------
THRIFTS & MORTGAGE FINANCE -- 1.76%
Freddie Mac                                               40,350      2,300,354
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.38%
Sprint Nextel Corp.                                      155,157      3,101,588
                                                                   ------------
Total Equities
   (Cost $103,159,053)                                              125,768,348
                                                                   ------------
INVESTMENT COMPANY -- 3.21%
SPDR Trust, Series 1
   (Cost $4,123,683)                                      32,900      4,187,512
                                                                   ------------

SHORT-TERM INVESTMENT -- 0.69%
OTHER* -- 0.69%
UBS Supplementary Trust -- U.S. Cash Management
   Prime Fund, yield of 5.21%,
   (Cost $903,587)                                       903,587   $    903,587
                                                                   ------------
Total Investments -- 100.24%
   (Cost $108,186,323)                                              130,859,447
Liabilities, in excess of cash and other assets --
   (0.24%)                                                             (318,202)
                                                                   ------------
Net Assets -- 100.00%                                              $130,541,245
                                                                   ============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $109,062,439; and net unrealized appreciation consisted of:

Gross unrealized appreciation                                       $23,452,237
Gross unrealized depreciation                                        (1,655,229)
                                                                    -----------
Net unrealized appreciation                                         $21,797,008
                                                                    ===========

(a)  Non-income producing security.

*    Investment in affiliated mutual fund.

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
72

UBS U.S. MID CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Since the Fund's inception, Class A shares of UBS U.S. Mid Cap Growth Equity Fund (the "Fund") declined 5.42% (the shares declined 10.61% after the deduction of the maximum sales charge), while Class Y shares declined 3.90%. The Fund's benchmark, the Russell Midcap Growth Index (the "Index"), declined 3.95% over the same time period.* (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes are shown on page 75; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The past three months were a challenging period for equity investors, and for growth investors in particular. After relatively flat returns for equities during the month of April, investors seemingly lost their appetite for risk, sending domestic and international equity markets down sharply. Growth stocks were hardest hit during this downturn, with small- and mid-cap equities declining more than their large-cap counterparts.

During this time, the Fund's returns were primarily a reflection of disappointing stock-specific performance. Among the largest detractors were Station Casinos (a hotel and casino operator), UTI Worldwide (a shipping company) and PDL Biopharma (a biotech firm). All three stocks detracted from total returns after a difficult second quarter of 2006. Although we sold our position in PDL Biopharma, we remain optimistic on the longer-term prospects for Station Casinos and UTI Worldwide, both of which remained in the portfolio as of period end. However, as long-term investors, we believe that it can be misleading to attempt to judge a company's intrinsic growth potential based on its short-term performance, and we encourage investors to maintain a long-term perspective.

MID CAP GROWTH TEAM SEEKS TO IDENTIFY COMPANIES THAT EMBODY THE "EXECUTION
EFFECT"

Our sector positioning is foremost a function of individual stock selection, with every position in the portfolio having its own unique investment thesis. The consistent theme in our portfolio will always be identifying sustainable growth opportunities that are in the hands of proven management teams. We seek to build a portfolio of franchise companies, defined as companies that have identifiable and sustainable growth trends, as well as the ability to execute upon those opportunities.

What we term the "execution effect" is a consistent and repeatable research process that we use to scrutinize those companies that pass our initial screening. The execution effect includes a detailed analysis of cash flow, balance sheet, and valuation metrics, as well as a competitive analysis. Ultimately, only companies that meet the criteria identified by the execution effect may become candidates for the portfolio.

FUND'S SECTOR WEIGHTINGS REFLECT THE INVESTMENT TEAM'S ANALYSIS OF EVOLVING BUSINESS TRENDS

We remain underweight areas of the market where we believe it is more difficult to identify sustainable growth trends--particularly materials and financials, where the general level of commodity prices or the benefits of the interest rate cycle are unsustainable and difficult to predict.

We continue to like the health care space as both the government and corporations search for innovative ways to manage health care costs in the context of an aging population. Our exposure includes opportunities in managed care, disease management, and hospice care.

Our overweight in industrials reflects an eclectic mix of investments. A few of the more attractive areas are in radio frequency identification (RFID) technology, the industrial supply and electrical distribution industries and business services delivered via the Internet.

FUND IS WELL-POSITIONED FOR CONTINUED ECONOMIC GROWTH

On a macroeconomic level, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board

--------------------------------------------------------------------------------
* THE INCEPTION DATE OF UBS U.S. MID CAP GROWTH EQUITY FUND CLASS A SHARES IS 3/31/06; THE INCEPTION DATE OF CLASS Y SHARES AND THE INDEX ARE AS OF 3/27/06.


--------------------------------------------------------------------------------
                                                                              73

UBS U.S. MID CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

continues to fight inflation, it will be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, while a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets may reward those companies that are leaders within their industries and are able to navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
74

UBS U.S. MID CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                INCEPTION*
                                                    TO
                                                 06/30/06
----------------------------------------------------------
UBS U.S. Mid Cap Growth Equity Fund Class A        -5.42%
UBS U.S. Mid Cap Growth Equity Fund Class C        -7.97
UBS U.S. Mid Cap Growth Equity Fund Class Y        -3.90
UBS U.S. Mid Cap Growth Equity Fund Class A**     -10.61
UBS U.S. Mid Cap Growth Equity Fund Class C**      -8.89
Russell Midcap Growth Index***                     -3.95

* INCEPTION DATE OF UBS U.S. MID CAP GROWTH EQUITY FUND CLASS A SHARES IS 03/31/06. INCEPTION DATE OF CLASS C SHARES IS 04/21/06. INCEPTION DATE OF CLASS Y SHARES AND INDEX IS 03/27/06.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL MIDCAP GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THOSE RUSSELL MID CAP COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE visit http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              75

UBS U.S. MID CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $5,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS U.S. Mid Cap Growth Equity Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell Midcap Growth Index, if you had invested $10,000 in Class A shares on March 31, 2006 or $5,000,000 in Class Y shares on March 27, 2006, and had reinvested all your income dividends and capital gain distributions, if any, through June 30, 2006. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. MID CAP GROWTH EQUITY FUND CLASS A VS. RUSSELL MIDCAP GROWTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

            UBS U.S. MID CAP GROWTH   RUSSELL MIDCAP
              EQUITY FUND CLASS A      GROWTH INDEX
            -----------------------   --------------
3/31/2006            $9,449               $10,000
4/30/2006            $9,599               $10,057
5/31/2006            $8,992               $ 9,584
6/30/2006            $8,939               $ 9,531

3/31/06 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS U.S. MID CAP GROWTH EQUITY FUND CLASS Y VS. RUSSELL MIDCAP GROWTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

            UBS U.S. MID CAP GROWTH   RUSSELL MIDCAP
              EQUITY FUND CLASS Y      GROWTH INDEX
            -----------------------   --------------
3/27/2006          $5,000,000           $5,000,000
3/31/2006          $5,075,000           $5,038,856
4/30/2006          $5,140,000           $5,060,213
5/31/2006          $4,815,000           $4,822,033
6/30/2006          $4,805,000           $4,802,347

3/27/06 = $5,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE visit http://www.ubs.com.


--------------------------------------------------------------------------------
76

UBS U.S. MID CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Please note that Class A, Class C and Class Y commenced operations on March 31, April 21 and March 27, 2006, respectively, therefore "Actual" expenses paid during the period reflect activity from the respective class' commencement dates through June 30, 2006.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Please note that while Class A, Class C and Class Y commenced operations on March 31, April 21 and March 27, 2006, respectively, the "Hypothetical" expenses paid during the period reflect projected activity for the full six month period for purposes of comparability. This projection assumes that annualized expense ratios for all share classes were in effect during the period from January 1, 2006 to each class' respective commencement.

                                                                      ENDING                         EXPENSE
                                                    BEGINNING     ACCOUNT VALUE   EXPENSES PAID       RATIO
                                                  ACCOUNT VALUE   JUNE 30, 2006   DURING PERIOD   DURING PERIOD
---------------------------------------------------------------------------------------------------------------
CLASS A*     Actual                                 $1,000.00       $  948.60         $ 3.56          1.45%
             Hypothetical
             (5% annual return before expenses)      1,000.00        1,017.60           7.25          1.45%

CLASS C**    Actual                                  1,000.00          920.30           4.11          2.20%
             Hypothetical
             (5% annual return before expenses)      1,000.00        1,013.88          10.99          2.20%

CLASS Y***   Actual                                  1,000.00          961.00           3.09          1.20%
             Hypothetical
             (5% annual return before expenses)      1,000.00        1,018.84           6.01          1.20%

* THE FUND'S CLASS A SHARES COMMENCED ON MARCH 31, 2006. EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIO, MULTIPLIED BY 92 DIVIDED BY 365 (TO REFLECT ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR THE HYPOTHETICAL EXAMPLE).

** THE FUND'S CLASS C SHARES COMMENCED ON APRIL 21, 2006. EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIO, MULTIPLIED BY 71 DIVIDED BY 365 (TO REFLECT ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR THE HYPOTHETICAL EXAMPLE).

*** THE FUND'S CLASS Y SHARES COMMENCED ON MARCH 27, 2006. EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIO, MULTIPLIED BY 96 DIVIDED BY 365 (TO REFLECT ACTUAL DAYS IN THE PERIOD FOR THE ACTUAL EXAMPLE) AND MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD FOR THE HYPOTHETICAL EXAMPLE).


--------------------------------------------------------------------------------
                                                                              77

UBS U.S. MID CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                                PERCENTAGE
                                                    OF
                                                NET ASSETS
----------------------------------------------------------
WESCO International, Inc.                          3.2%
Thermo Electron Corp.                              3.1
Scientific Games Corp.                             3.0
Station Casinos, Inc.                              2.8
Adobe Systems, Inc.                                2.8
Cognizant Technology Solutions Corp., Class A      2.8
Coldwater Creek, Inc.                              2.7
MSC Industrial Direct Co.                          2.6
Republic Services, Inc.                            2.6
Healthways, Inc.                                   2.6
----------------------------------------------------------
Total                                             28.2%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------
Equities
Air Freight & Logistics                             1.40%
Capital Markets                                     1.19
Commercial Services & Supplies                      9.68
Computers & Peripherals                             1.75
Diversified Financial Services                      2.73
Electrical Equipment                                2.04
Electronic Equipment & Instruments                  2.11
Energy Equipment & Services                         6.87
Food Products                                       2.98
Health Care Equipment & Supplies                    9.00
Health Care Providers & Services                    8.22
Hotels, Restaurants & Leisure                      11.26
Household Durables                                  2.43
Internet & Catalog Retail                           4.39
IT Services                                         2.81%
Machinery                                           4.18
Marine                                              2.27
Metals & Mining                                     0.66
Oil & Gas                                           4.51
Semiconductors & Semiconductor Equipment            5.01
Software                                            5.97
Specialty Retail                                    1.90
Trading Companies & Distributors                    5.80
                                                  ------
Total Equities                                     99.16
Short-Term Investment                               1.21
                                                  ------
Total Investments                                 100.37
Liabilities, in excess of cash and other assets    (0.37)
                                                  ------
Net Assets                                        100.00%
                                                  ======


--------------------------------------------------------------------------------
78

UBS U.S. MID CAP GROWTH EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                              SHARES     VALUE
                                                             -------   --------
EQUITIES -- 99.16%
AIR FREIGHT & LOGISTICS -- 1.40%
UTI Worldwide, Inc.                                            2,800   $ 70,644
                                                                       --------
CAPITAL MARKETS -- 1.19%
Legg Mason, Inc.                                                 600     59,712
                                                                       --------
COMMERCIAL SERVICES & SUPPLIES -- 9.68%
Chemed Corp.                                                   2,100    114,513
Dun & Bradstreet Corp. (a)                                     1,100     76,648
Monster Worldwide, Inc. (a)                                    2,600    110,916
Republic Services, Inc.                                        3,300    133,122
Stericycle, Inc. (a)                                             800     52,080
                                                                       --------
                                                                        487,279
                                                                       --------
COMPUTERS & PERIPHERALS -- 1.75%
NCR Corp. (a)                                                  2,400     87,936
                                                                       --------
DIVERSIFIED FINANCIAL SERVICES -- 2.73%
Chicago Mercantile Exchange Holdings, Inc.                       100     49,115
Moody's Corp.                                                  1,000     54,460
TD Ameritrade Holding Corp. (a)                                2,300     34,063
                                                                       --------
                                                                        137,638
                                                                       --------
ELECTRICAL EQUIPMENT -- 2.04%
Roper Industries, Inc.                                         2,200    102,850
                                                                       --------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.11%
Amphenol Corp.                                                 1,900    106,324
                                                                       --------
ENERGY EQUIPMENT & SERVICES -- 6.87%
Cameron International Corp. (a)                                1,200     57,324
ENSCO International, Inc.                                        800     36,816
National Oilwell Varco, Inc. (a)                               1,000     63,320
Smith International, Inc.                                      2,000     88,940
Weatherford International Ltd. (a)                             2,000     99,240
                                                                       --------
                                                                        345,640
                                                                       --------
FOOD PRODUCTS -- 2.98%
Corn Products International, Inc.                              1,300     39,780
Hershey Co.                                                    2,000    110,140
                                                                       --------
                                                                        149,920
                                                                       --------
HEALTH CARE EQUIPMENT & SUPPLIES -- 9.00%
C.R. Bard, Inc.                                                  800     58,608
Cytyc Corp. (a)                                                2,100     53,256
Fisher Scientific International, Inc. (a)                        500     36,525
Millipore Corp. (a)                                            1,100     69,289
PerkinElmer, Inc.                                              3,800     79,420
Thermo Electron Corp. (a)                                      4,300    155,832
                                                                       --------
                                                                        452,930
                                                                       --------
HEALTH CARE PROVIDERS & SERVICES -- 8.22%
Aetna, Inc.                                                    2,200     87,846
Caremark Rx, Inc.                                              1,600     79,792
Healthways, Inc. (a)                                           2,500    131,600
Psychiatric Solutions, Inc. (a)                                4,000    114,640
                                                                       --------
                                                                        413,878
                                                                       --------
HOTELS, RESTAURANTS & LEISURE -- 11.26%
Gaylord Entertainment Co. (a)                                  1,700   $ 74,188
Scientific Games Corp. (a)                                     4,200    149,604
Starwood Hotels & Resorts Worldwide, Inc.                      1,700    102,578
Station Casinos, Inc.                                          2,100    142,968
Texas Roadhouse, Inc. (a)                                      7,200     97,344
                                                                       --------
                                                                        566,682
                                                                       --------
HOUSEHOLD DURABLES -- 2.43%
Fortune Brands, Inc.                                           1,000     71,010
Harman International Industries, Inc.                            600     51,222
                                                                       --------
                                                                        122,232
                                                                       --------
INTERNET & CATALOG RETAIL -- 4.39%
Coldwater Creek, Inc. (a)                                      5,000    133,800
NutriSystem, Inc. (a)                                          1,400     86,982
                                                                       --------
                                                                        220,782
                                                                       --------
IT SERVICES -- 2.81%
Cognizant Technology Solutions Corp., Class A (a)              2,100    141,477
                                                                       --------
MACHINERY -- 4.18%
Graco, Inc.                                                    2,200    101,156
Harsco Corp.                                                   1,400    109,144
                                                                       --------
                                                                        210,300
                                                                       --------
MARINE -- 2.27%
American Commercial Lines, Inc. (a)                            1,900    114,475
                                                                       --------
METALS & MINING -- 0.66%
Freeport-McMoRan Copper & Gold, Inc.                             600     33,246
                                                                       --------
OIL & GAS -- 4.51%
Apache Corp.                                                     800     54,600
Frontier Oil Corp.                                             1,600     51,840
Newfield Exploration Co. (a)                                   1,700     83,198
Tesoro Corp.                                                     500     37,180
                                                                       --------
                                                                        226,818
                                                                       --------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.01%
Broadcom Corp., Class A (a)                                    1,100     33,055
Freescale Semiconductor, Inc. (a)                              3,000     88,200
Marvell Technology Group, Ltd. (a)                               700     31,031
Microchip Technology, Inc.                                     3,000    100,650
                                                                       --------
                                                                        252,936
                                                                       --------
SOFTWARE -- 5.97%
Adobe Systems, Inc. (a)                                        4,700    142,692
Autodesk, Inc. (a)                                             1,000     34,460
Micros Systems, Inc. (a)                                       1,900     82,992
Nuance Communications, Inc. (a)                                4,000     40,240
                                                                       --------
                                                                        300,384
                                                                       --------
SPECIALTY RETAIL -- 1.90%
Chico's FAS, Inc. (a)                                          1,900     51,262
Tractor Supply Co. (a)                                           800     44,216
                                                                       --------
                                                                         95,478
                                                                       --------


--------------------------------------------------------------------------------
                                                                              79

UBS U.S. MID CAP GROWTH EQUITY FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                            ------   ----------
TRADING COMPANIES & DISTRIBUTORS -- 5.80%
MSC Industrial Direct Co.                                    2,800   $  133,196
WESCO International, Inc. (a)                                2,300      158,700
                                                                     ----------
                                                                        291,896
                                                                     ----------
Total Equities
   (Cost $5,163,982)                                                  4,991,457
                                                                     ----------
INVESTMENT COMPANY* -- 1.21%
UBS U.S. Cash Management Prime Relationship Fund,
   yield of 5.20% (Cost $60,872)                            60,872       60,872
                                                                     ----------
Total Investments -- 100.37%
   (Cost $5,224,854)                                                  5,052,329
Liabilities, in excess of cash and other
   assets -- (0.37%)                                                    (18,828)
                                                                     ----------
Net Assets -- 100.00%                                                $5,033,501
                                                                     ==========

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $5,226,854; and net unrealized depreciation consisted of:

Gross unrealized appreciation   $ 170,858
Gross unrealized depreciation    (345,383)
                                ---------
Net unrealized depreciation     $(174,525)
                                =========

(a)  Non-income producing security.

*    Investment in affiliated mutual fund.


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
80

UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 9.88% (3.87% after the deduction of the maximum sales charge) and Class Y shares returned 10.12%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned 14.58% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 82; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The past year was a solid period for equity markets, and especially for small cap stocks. For much of the reporting period, investors had a sizable appetite for risk and the more volatile small cap segment of the market benefited. This trend reversed direction in the final two months of the reporting period, as investors unloaded riskier assets in favor of more stable investments. During this time, the Fund's returns were solid on an absolute basis, although it did lag the benchmark.

FUND'S LIMITED EXPOSURE TO BOOMING MATERIALS INDUSTRY DETRACTED FROM RELATIVE RETURNS

Throughout the past year, materials and commodities--and particularly metals--experienced an extraordinary run-up in prices. During the reporting period, gold, silver and copper rose to levels not seen in years. We believe a number of factors led to this spike in prices. China was no doubt one influence, as the country continues to industrialize. As a result, demand for materials was high during the reporting period, but we believe there are limited company-specific opportunities for long-term growth. Our research indicates that current metal and materials prices are unsustainable over the longer term, and we were reluctant to invest in companies whose profitability we found to be so closely linked to underlying asset prices. As a result, we maintained an underweight position throughout the period, which detracted from relative returns. However, the one company the Fund did hold in the metals industry, Steel Dynamics, was one of the Fund's best-performing holdings.

FREIGHT SHIPPING INDUSTRY BENEFITED PERFORMANCE, WHILE MEDICAL SERVICES
DETRACTED

Two of the industries the investment team found most attractive during the reporting period were air freight and logistics and health care providers and services, and the Fund held overweight positions in both. Within the freight shipping industry, Hub Group, Landstar System and EGL Inc. all made positive contributions to performance. In this space we prefer "asset light" business models which limit asset ownership, providing a variable-cost model that scales more flexibly with market demand.

Within medical services, we remain bullish on the industry despite the fact that our holdings lagged those of the Index over the period. However, VCA Antech, the largest operator of animal hospitals and veterinary clinics, was one of the Fund's top performing holdings during the period.

MANAGEMENT REMAINS CAUTIOUSLY OPTIMISTIC ON THE ECONOMY IN THE MONTHS AHEAD

Looking ahead, a number of factors may determine the strength of the economy over the remainder of 2006. As the Federal Reserve Board continues to fight inflation, it will be forced to strike a difficult balance between maintaining price stability and avoiding raising short term interest rates too high, to the point of putting the brakes on what has been a period of robust economic expansion. We generally believe that the system for implementing monetary policy in the US is dynamic enough to make that balance possible. Meanwhile, while a cooling housing market is an issue of some potential concern, other economic indicators remain solid--job growth and corporate profitability are both stable, and we anticipate they should remain so over the months ahead. Ultimately, we believe the equity markets will reward those companies that are leaders within their industries and are able to best navigate an ever-changing economic landscape. We continue to seek out those companies through extensive bottom-up research, and to position the portfolio accordingly.


--------------------------------------------------------------------------------
                                                                              81

UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                           1 YEAR ENDED   5 YEARS ENDED    INCEPTION*
                                             06/30/06        06/30/06     TO 06/30/06
-------------------------------------------------------------------------------------
UBS U.S. Small Cap Growth Fund Class A         9.88%          6.22%          11.20%
UBS U.S. Small Cap Growth Fund Class B         9.09            N/A            9.29
UBS U.S. Small Cap Growth Fund Class C         9.02            N/A            8.89
UBS U.S. Small Cap Growth Fund Class Y        10.12           6.50            8.19
UBS U.S. Small Cap Growth Fund Class A**       3.87           5.04           10.37
UBS U.S. Small Cap Growth Fund Class B**       4.08            N/A            8.98
UBS U.S. Small Cap Growth Fund Class C**       8.02            N/A            8.89
Russell 2000 Growth Index***                  14.58           3.49            2.35

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 09/30/97.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX COMPOSED OF THOSE COMPANIES IN THE RUSSELL 2000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN INDEX COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 8% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

THE FUND INVESTS IN IPOS WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
82

UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $5,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS U.S. Small Cap Growth Fund Class A shares (adjusted for 5.50% maximum sales charge), Class Y shares and the Russell 2000 Growth Index, if you had invested $10,000 in Class A shares on December 31, 1998 or $5,000,000 in Class Y shares on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. SMALL CAP GROWTH FUND CLASS A VS. RUSSELL 2000 GROWTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

              UBS U.S. SMALL CAP   RUSSELL 2000
             GROWTH FUND CLASS A   GROWTH INDEX
             -------------------   ------------
12/31/1998         $ 9,452            $10,000
 1/31/1999         $ 9,452            $10,450
 2/28/1999         $ 8,657            $ 9,494
 3/31/1999         $ 8,840            $ 9,832
 4/30/1999         $ 8,818            $10,700
 5/31/1999         $ 9,205            $10,717
 6/30/1999         $ 9,839            $11,282
 7/31/1999         $ 9,925            $10,933
 8/31/1999         $ 9,710            $10,524
 9/30/1999         $10,043            $10,727
10/31/1999         $10,419            $11,002
11/30/1999         $12,062            $12,165
12/31/1999         $13,340            $14,309
 1/31/2000         $12,965            $14,176
 2/29/2000         $15,027            $17,474
 3/31/2000         $16,316            $15,638
 4/30/2000         $15,736            $14,059
 5/31/2000         $14,715            $12,828
 6/30/2000         $17,401            $14,485
 7/31/2000         $16,488            $13,243
 8/31/2000         $18,765            $14,636
 9/30/2000         $18,410            $13,909
10/31/2000         $17,830            $12,780
11/30/2000         $14,726            $10,460
12/31/2000         $16,304            $11,100
 1/31/2001         $16,672            $11,998
 2/28/2001         $14,697            $10,354
 3/31/2001         $13,327            $ 9,412
 4/30/2001         $15,092            $10,565
 5/31/2001         $15,132            $10,809
 6/30/2001         $15,487            $11,104
 7/31/2001         $14,684            $10,157
 8/31/2001         $13,959            $ 9,522
 9/30/2001         $12,261            $ 7,986
10/31/2001         $12,972            $ 8,754
11/30/2001         $13,854            $ 9,485
12/31/2001         $14,571            $10,075
 1/31/2002         $14,311            $ 9,717
 2/28/2002         $13,899            $ 9,088
 3/31/2002         $15,010            $ 9,878
 4/30/2002         $14,791            $ 9,664
 5/31/2002         $14,160            $ 9,099
 6/30/2002         $13,432            $ 8,328
 7/31/2002         $12,211            $ 7,048
 8/31/2002         $12,198            $ 7,044
 9/30/2002         $11,457            $ 6,536
10/31/2002         $12,211            $ 6,866
11/30/2002         $12,692            $ 7,547
12/31/2002         $11,868            $ 7,026
 1/31/2003         $11,512            $ 6,836
 2/28/2003         $11,319            $ 6,653
 3/31/2003         $11,361            $ 6,754
 4/30/2003         $12,294            $ 7,393
 5/31/2003         $13,295            $ 8,226
 6/30/2003         $13,721            $ 8,385
 7/31/2003         $14,708            $ 9,019
 8/31/2003         $15,696            $ 9,503
 9/30/2003         $15,367            $ 9,263
10/31/2003         $16,629            $10,063
11/30/2003         $17,219            $10,391
12/31/2003         $17,130            $10,437
 1/31/2004         $17,667            $10,986
 2/29/2004         $17,460            $10,969
 3/31/2004         $17,130            $11,020
 4/30/2004         $16,236            $10,467
 5/31/2004         $16,291            $10,675
 6/30/2004         $17,075            $11,030
 7/31/2004         $16,043            $10,040
 8/31/2004         $15,823            $ 9,824
 9/30/2004         $16,538            $10,367
10/31/2004         $17,103            $10,619
11/30/2004         $18,079            $11,517
12/31/2004         $18,963            $11,931
 1/31/2005         $18,139            $11,393
 2/28/2005         $18,627            $11,549
 3/31/2005         $18,125            $11,116
 4/30/2005         $17,259            $10,409
 5/31/2005         $18,544            $11,143
 6/30/2005         $19,060            $11,503
 7/31/2005         $20,247            $12,307
 8/31/2005         $19,842            $12,134
 9/30/2005         $20,024            $12,230
10/31/2005         $19,172            $11,778
11/30/2005         $20,108            $12,445
12/31/2005         $20,174            $12,426
 1/31/2006         $21,787            $13,625
 2/28/2006         $21,656            $13,552
 3/31/2006         $22,543            $14,211
 4/30/2006         $22,383            $14,170
 5/31/2006         $20,872            $13,172
 6/30/2006         $20,944            $13,180

12/31/98 = $9,450

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 5.50%.

UBS U.S. SMALL CAP GROWTH FUND CLASS Y VS. RUSSELL 2000 GROWTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

              UBS U.S. SMALL CAP   RUSSELL 2000
             GROWTH FUND CLASS Y   GROWTH INDEX
             -------------------   ------------
 9/30/1997       $ 5,000,000        $5,000,000
10/31/1997       $ 4,770,000        $4,699,683
11/30/1997       $ 4,685,000        $4,587,623
12/31/1997       $ 4,720,000        $4,590,208
 1/31/1998       $ 4,665,000        $4,528,977
 2/28/1998       $ 5,040,000        $4,928,830
 3/31/1998       $ 5,250,000        $5,135,575
 4/30/1998       $ 5,235,000        $5,167,070
 5/31/1998       $ 4,955,000        $4,791,668
 6/30/1998       $ 4,855,000        $4,840,628
 7/31/1998       $ 4,440,000        $4,436,413
 8/31/1998       $ 3,500,000        $3,412,299
 9/30/1998       $ 3,697,359        $3,758,271
10/31/1998       $ 3,942,515        $3,954,291
11/30/1998       $ 4,037,576        $4,261,043
12/31/1998       $ 4,402,809        $4,646,638
 1/31/1999       $ 4,407,812        $4,855,649
 2/28/1999       $ 4,037,576        $4,411,472
 3/31/1999       $ 4,127,634        $4,568,592
 4/30/1999       $ 4,117,627        $4,972,050
 5/31/1999       $ 4,297,742        $4,979,927
 6/30/1999       $ 4,592,930        $5,242,246
 7/31/1999       $ 4,632,956        $5,080,141
 8/31/1999       $ 4,532,892        $4,890,151
 9/30/1999       $ 4,692,994        $4,984,475
10/31/1999       $ 4,873,109        $5,112,148
11/30/1999       $ 5,638,598        $5,652,688
12/31/1999       $ 6,238,981        $6,648,985
 1/31/2000       $ 6,063,869        $6,587,107
 2/29/2000       $ 7,029,485        $8,119,693
 3/31/2000       $ 7,634,871        $7,266,183
 4/30/2000       $ 7,364,699        $6,532,549
 5/31/2000       $ 6,889,396        $5,960,537
 6/30/2000       $ 8,140,194        $6,730,524
 7/31/2000       $ 7,719,926        $6,153,712
 8/31/2000       $ 8,785,605        $6,801,020
 9/30/2000       $ 8,625,503        $6,463,153
10/31/2000       $ 8,355,331        $5,938,506
11/30/2000       $ 6,899,402        $4,860,287
12/31/2000       $ 7,639,313        $5,157,674
 1/31/2001       $ 7,816,971        $5,575,141
 2/28/2001       $ 6,891,922        $4,810,939
 3/31/2001       $ 6,248,676        $4,373,535
 4/30/2001       $ 7,081,833        $4,908,950
 5/31/2001       $ 7,106,337        $5,022,657
 6/30/2001       $ 7,265,617        $5,159,629
 7/31/2001       $ 6,891,922        $4,719,456
 8/31/2001       $ 6,554,984        $4,424,738
 9/30/2001       $ 5,758,584        $3,710,775
10/31/2001       $ 6,095,522        $4,067,769
11/30/2001       $ 6,518,227        $4,407,315
12/31/2001       $ 6,858,180        $4,681,715
 1/31/2002       $ 6,730,586        $4,515,154
 2/28/2002       $ 6,539,195        $4,222,925
 3/31/2002       $ 7,062,331        $4,589,977
 4/30/2002       $ 6,966,635        $4,490,671
 5/31/2002       $ 6,666,789        $4,228,106
 6/30/2002       $ 6,328,665        $3,869,563
 7/31/2002       $ 5,748,112        $3,274,843
 8/31/2002       $ 5,748,112        $3,273,319
 9/30/2002       $ 5,403,608        $3,036,889
10/31/2002       $ 5,754,492        $3,190,496
11/30/2002       $ 5,984,161        $3,506,778
12/31/2002       $ 5,594,999        $3,264,938
 1/31/2003       $ 5,429,127        $3,176,248
 2/28/2003       $ 5,339,811        $3,091,546
 3/31/2003       $ 5,358,950        $3,138,355
 4/30/2003       $ 5,799,150        $3,435,359
 5/31/2003       $ 6,271,248        $3,822,501
 6/30/2003       $ 6,475,398        $3,896,155
 7/31/2003       $ 6,947,496        $4,190,695
 8/31/2003       $ 7,413,215        $4,415,797
 9/30/2003       $ 7,260,102        $4,303,995
10/31/2003       $ 7,859,794        $4,675,822
11/30/2003       $ 8,140,501        $4,828,261
12/31/2003       $ 8,098,971        $4,849,849
 1/31/2004       $ 8,348,465        $5,104,642
 2/29/2004       $ 8,252,506        $5,096,743
 3/31/2004       $ 8,105,368        $5,120,567
 4/30/2004       $ 7,676,750        $4,863,513
 5/31/2004       $ 7,702,339        $4,960,254
 6/30/2004       $ 8,079,779        $5,125,316
 7/31/2004       $ 7,593,585        $4,665,257
 8/31/2004       $ 7,491,228        $4,564,833
 9/30/2004       $ 7,830,285        $4,817,238
10/31/2004       $ 8,098,971        $4,934,298
11/30/2004       $ 8,565,973        $5,351,358
12/31/2004       $ 8,982,946        $5,543,698
 1/31/2005       $ 8,593,512        $5,293,959
 2/28/2005       $ 8,827,172        $5,366,622
 3/31/2005       $ 8,593,512        $5,165,318
 4/30/2005       $ 8,184,606        $4,836,592
 5/31/2005       $ 8,794,719        $5,177,585
 6/30/2005       $ 9,041,361        $5,344,983
 7/31/2005       $ 9,606,040        $5,718,613
 8/31/2005       $ 9,417,814        $5,638,025
 9/30/2005       $ 9,502,191        $5,682,700
10/31/2005       $ 9,106,267        $5,472,685
11/30/2005       $ 9,547,625        $5,782,541
12/31/2005       $ 9,578,520        $5,773,916
 1/31/2006       $10,354,792        $6,330,859
 2/28/2006       $10,294,040        $6,297,121
 3/31/2006       $10,712,552        $6,603,175
 4/30/2006       $10,638,300        $6,584,113
 5/31/2006       $ 9,922,780        $6,120,756
 6/30/2006       $ 9,956,531        $6,124,447

9/30/97 = $5,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              83

UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                                  BEGINNING          ENDING      DURING PERIOD*
                                                ACCOUNT VALUE    ACCOUNT VALUE     01/01/06 TO    EXPENSE RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006      06/30/06      DURING PERIOD
---------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,038.20         $ 6.47           1.28%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.45           6.41           1.28%

CLASS B   Actual                                   1,000.00         1,035.00          10.24           2.03%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.73          10.14           2.03%

CLASS C   Actual                                   1,000.00         1,035.00          10.24           2.03%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,014.73          10.14           2.03%

CLASS Y   Actual                                   1,000.00         1,039.50           5.21           1.03%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.69           5.16           1.03%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
84

UBS U.S. SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                      PERCENTAGE OF
                                        NET ASSETS
---------------------------------------------------
Tetra Technologies, Inc.                   3.1%
Pediatrix Medical Group, Inc.              2.8
VCA Antech, Inc.                           2.7
KCS Energy, Inc.                           2.1
Landstar System, Inc.                      2.1
Microsemi Corp.                            1.9
Childrens Place Retail Stores, Inc.        1.9
Nice Systems Ltd. ADR                      1.8
Phillips-Van Heusen Corp.                  1.8
ESCO Technologies, Inc.                    1.8
---------------------------------------------------
Total                                     22.0%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Equities US Equities
   Aerospace & Defense                          1.58%
   Air Freight & Logistics                      2.56
   Auto Components                              1.00
   Biotechnology                                3.03
   Capital Markets                              1.77
   Commercial Banks                             1.66
   Commercial Services & Supplies               3.17
   Communications Equipment                     2.32
   Computers & Peripherals                      0.51
   Construction & Engineering                   1.25
   Diversified Telecommunication Services       0.75
   Electrical Equipment                         1.92
   Electronic Equipment & Instruments           3.37
   Energy Equipment & Services                  4.78
   Health Care Equipment & Supplies             5.31
   Health Care Providers & Services             8.50
   Health Care Technology                       0.32
   Hotels, Restaurants & Leisure                5.11
   Household Durables                           1.15
   Household Products                           1.30
   IT Services                                  1.50
   Leisure Equipment & Products                 0.69%
   Life Sciences Tools & Services               0.71
   Machinery                                    2.87
   Metals & Mining                              1.63
   Oil & Gas                                    4.05
   Pharmaceuticals                              1.99
   Real Estate                                  2.42
   Road & Rail                                  2.08
   Semiconductors & Semiconductor Equipment     8.04
   Software                                     7.50
   Specialty Retail                             6.94
   Textiles, Apparel & Luxury Goods             1.78
   Thrifts & Mortgage Finance                   1.09
   Trading Companies & Distributors             0.55
                                              ------
Total US Equities                              95.20
International Equities
   Energy Equipment & Services                  0.77
Investment Company                              1.15
Short-Term Investment                           2.48
                                              ------
Total Investments                              99.60
Cash and other assets, less liabilities         0.40
                                              ------
Net Assets                                    100.00%
                                              ======


--------------------------------------------------------------------------------
                                                                              85

UBS U.S. SMALL CAP GROWTH FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            SHARES      VALUE
                                                           -------   -----------
EQUITIES -- 95.97%
US EQUITIES -- 95.20%
AEROSPACE & DEFENSE -- 1.58%
AAR Corp. (a)                                              215,700   $ 4,795,011
DRS Technologies, Inc.                                      42,500     2,071,875
                                                                     -----------
                                                                       6,866,886
                                                                     -----------
AIR FREIGHT & LOGISTICS -- 2.56%
HUB Group, Inc., Class A (a)                               261,900     6,424,407
UTI Worldwide, Inc.                                        162,300     4,718,010
                                                                     -----------
                                                                      11,142,417
                                                                     -----------
AUTO COMPONENTS -- 1.00%
American Axle & Manufacturing Holdings, Inc.                33,000       564,630
LKQ Corp. (a)                                              199,100     3,782,900
                                                                     -----------
                                                                       4,347,530
                                                                     -----------
BIOTECHNOLOGY -- 3.03%
Alexion Pharmaceuticals, Inc. (a)                           73,300     2,647,596
Isis Pharmaceuticals, Inc. (a)                             314,400     1,902,120
Keryx Biopharmaceuticals, Inc. (a)                         124,500     1,767,900
Neurocrine Biosciences, Inc. (a)                               300         3,180
Nuvelo, Inc. (a)                                           142,200     2,367,630
Renovis, Inc. (a)                                          160,100     2,451,131
Telik, Inc. (a)                                            123,300     2,034,450
                                                                     -----------
                                                                      13,174,007
                                                                     -----------
CAPITAL MARKETS -- 1.77%
Investors Financial Services Corp.                         171,700     7,709,330
                                                                     -----------
COMMERCIAL BANKS -- 1.66%
UCBH Holdings, Inc.                                        438,200     7,247,828
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES -- 3.17%
CRA International, Inc. (a)                                115,600     5,218,184
Korn/Ferry International Corp. (a)                          97,300     1,906,107
Labor Ready, Inc. (a)                                      294,500     6,670,425
                                                                     -----------
                                                                      13,794,716
                                                                     -----------
COMMUNICATIONS EQUIPMENT -- 2.32%
Foundry Networks, Inc. (a)                                 209,100     2,229,006
Nice Systems Ltd. ADR (a)                                  279,600     7,867,944
                                                                     -----------
                                                                      10,096,950
                                                                     -----------
COMPUTERS & PERIPHERALS -- 0.51%
Neoware, Inc. (a)                                          180,300     2,215,887
                                                                     -----------
CONSTRUCTION & ENGINEERING -- 1.25%
EMCOR Group, Inc. (a)                                      111,800     5,441,306
                                                                     -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.75%
NeuStar, Inc., Class A (a)                                  96,100     3,243,375
                                                                     -----------
ELECTRICAL EQUIPMENT -- 1.92%
Energy Conversion Devices, Inc. (a)                         59,300     2,160,299
Genlyte Group, Inc. (a)                                     85,800     6,214,494
                                                                     -----------
                                                                       8,374,793
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.37%
Benchmark Electronics, Inc. (a)                            246,450   $ 5,944,374
Cognex Corp.                                               206,300     5,369,989
Radisys Corp. (a)                                          153,800     3,377,448
                                                                     -----------
                                                                      14,691,811
                                                                     -----------
ENERGY EQUIPMENT & SERVICES -- 4.78%
Dresser-Rand Group, Inc. (a)                                81,000     1,901,880
Patterson-UTI Energy, Inc.                                 185,800     5,259,998
Tetra Technologies, Inc. (a)                               450,850    13,656,247
                                                                     -----------
                                                                      20,818,125
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 5.31%
Arthrocare Corp. (a)                                       153,200     6,435,932
Aspect Medical Systems, Inc. (a)                           116,900     2,038,736
DexCom, Inc. (a)                                            82,400     1,118,992
Immucor, Inc. (a)                                          207,600     3,992,148
Resmed, Inc. (a)                                            70,500     3,309,975
Viasys Healthcare, Inc. (a)                                243,300     6,228,480
                                                                     -----------
                                                                      23,124,263
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES -- 8.50%
Pediatrix Medical Group, Inc. (a)                          265,500    12,027,150
Psychiatric Solutions, Inc. (a)                            270,000     7,738,200
United Surgical Partners International, Inc. (a)           178,400     5,364,488
VCA Antech, Inc. (a)                                       365,700    11,676,801
Visicu, Inc. (a)                                            11,900       210,035
                                                                     -----------
                                                                      37,016,674
                                                                     -----------
HEALTH CARE TECHNOLOGY -- 0.32%
Merge Technologies, Inc. (a)                               112,200     1,381,182
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE -- 5.11%
California Pizza Kitchen, Inc. (a)                         199,900     5,493,252
CKE Restaurants, Inc.                                      414,300     6,881,523
Orient-Express Hotels Ltd.                                 193,400     7,511,656
Panera Bread Co., Class A (a)                               35,100     2,360,124
                                                                     -----------
                                                                      22,246,555
                                                                     -----------
HOUSEHOLD DURABLES -- 1.15%
Hovnanian Enterprises, Inc. (a)                             80,500     2,421,440
Technical Olympic USA, Inc.                                179,600     2,579,056
                                                                     -----------
                                                                       5,000,496
                                                                     -----------
HOUSEHOLD PRODUCTS -- 1.30%
Central Garden & Pet Co. (a)                               131,700     5,669,685
                                                                     -----------
IT SERVICES -- 1.50%
CACI International, Inc., Class A (a)                      111,800     6,521,294
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS -- 0.69%
Nautilus, Inc.                                             191,000     3,000,610
                                                                     -----------


--------------------------------------------------------------------------------
86

UBS U.S. SMALL CAP GROWTH FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES         VALUE
                                                       ----------   ------------
LIFE SCIENCES TOOLS & SERVICES -- 0.71%
Affymetrix, Inc. (a)                                       54,500   $  1,395,200
Charles River Laboratories  International, Inc. (a)        45,880      1,688,384
                                                                    ------------
                                                                       3,083,584
                                                                    ------------
MACHINERY -- 2.87%
ESCO Technologies, Inc. (a)                               144,800      7,739,560
Middleby Corp. (a)                                         54,900      4,752,144
                                                                    ------------
                                                                      12,491,704
                                                                    ------------
METALS & MINING -- 1.63%
Steel Dynamics, Inc.                                      107,900      7,093,346
                                                                    ------------
OIL & GAS -- 4.05%
EXCO Resources, Inc. (a)                                  451,100      5,142,540
KCS Energy, Inc. (a)                                      311,300      9,245,610
Quicksilver Resources, Inc. (a)                            87,800      3,231,918
                                                                    ------------
                                                                      17,620,068
                                                                    ------------
PHARMACEUTICALS -- 1.99%
Penwest Pharmaceuticals Co. (a)                           157,400      3,436,042
Sciele Pharma, Inc. (a)                                   225,500      5,229,345
                                                                    ------------
                                                                       8,665,387
                                                                    ------------
REAL ESTATE -- 2.42%
BioMed Realty Trust, Inc. REIT                            114,100      3,416,154
Ventas, Inc. REIT                                         210,200      7,121,576
                                                                    ------------
                                                                      10,537,730
                                                                    ------------
ROAD & RAIL -- 2.08%
Landstar System, Inc.                                     191,500      9,044,545
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 8.04%
Atheros Communications, Inc. (a)                          260,800      4,944,768
Cree, Inc. (a)                                             57,700      1,370,952
Exar Corp. (a)                                            180,900      2,400,543
Ikanos Communications, Inc. (a)                            34,100        517,979
Microsemi Corp. (a)                                       342,800      8,357,464
Nextest Systems Corp. (a)                                  75,700      1,227,097
PDF Solutions, Inc. (a)                                    67,000        831,470
Photronics, Inc. (a)                                      178,600      2,643,280
Power Integrations, Inc. (a)                              141,200      2,468,176
Rudolph Technologies, Inc. (a)                            257,313      3,731,038
Silicon Image, Inc. (a)                                   380,800      4,105,024
Standard Microsystems Corp. (a)                           109,900      2,399,117
                                                                    ------------
                                                                      34,996,908
                                                                    ------------
SOFTWARE -- 7.50%
Factset Research Systems, Inc.                             97,800      4,625,940
Fair Isaac Corp.                                           91,550      3,324,180
Nuance Communications, Inc. (a)                           520,400      5,235,224
Omniture, Inc. (a)                                        149,900      1,092,771
Progress Software Corp. (a)                               177,400      4,152,934
RSA Security, Inc. (a)                                    214,100      5,821,379
Secure Computing Corp. (a)                                269,000      2,313,400
THQ, Inc. (a)                                              94,525   $  2,041,740
Verint Systems, Inc. (a)                                  138,900      4,054,491
                                                                    ------------
                                                                      32,662,059
                                                                    ------------
SPECIALTY RETAIL -- 6.94%
Aeropostale, Inc. (a)                                     191,400      5,529,546
Childrens Place Retail Stores, Inc. (a)                   136,700      8,208,835
Christopher & Banks Corp.                                 218,700      6,342,300
DSW, Inc. (a)                                              57,900      2,108,718
Guitar Center, Inc. (a)                                    91,700      4,077,899
J. Crew Group, Inc. (a)                                    17,900        491,355
Petco Animal Supplies, Inc. (a)                           168,900      3,450,627
                                                                    ------------
                                                                      30,209,280
                                                                    ------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.78%
Phillips-Van Heusen Corp.                                 202,900      7,742,664
                                                                    ------------
THRIFTS & MORTGAGE FINANCE -- 1.09%
BankUnited Financial Corp.,  Class A                       91,600      2,795,632
Harbor Florida Bancshares, Inc.                            52,900      1,964,706
                                                                    ------------
                                                                       4,760,338
                                                                    ------------
TRADING COMPANIES & DISTRIBUTORS -- 0.55%
Beacon Roofing Supply, Inc. (a)                           109,400      2,407,894
                                                                    ------------
Total US Equities                                                    414,441,227
                                                                    ------------
INTERNATIONAL EQUITIES -- 0.77%
NETHERLANDS -- 0.77%
ENERGY EQUIPMENT & SERVICES -- 0.77%
Core Laboratories NV (a)                                   54,900      3,351,096
                                                                    ------------
Total Equities  (Cost $369,805,054)                                  417,792,323
                                                                    ------------
INVESTMENT COMPANY -- 1.15%
iShares Russell 2000 Index Fund (Cost $4,850,334)          69,700      5,011,430
                                                                    ------------
SHORT-TERM INVESTMENT -- 2.48%
OTHER* -- 2.48%
UBS Supplementary Trust -- U.S. Cash Management
   Prime Fund, yield of 5.21%
   (Cost $10,786,995)                                  10,786,995     10,786,995
                                                                    ------------
Total Investments -- 99.60% (Cost $385,442,383)                      433,590,748
Cash and other assets, less liabilities -- 0.40%                       1,762,952
                                                                    ------------
Net Assets -- 100.00%                                               $435,353,700
                                                                    ============


--------------------------------------------------------------------------------
                                                                              87

UBS U.S. SMALL CAP GROWTH FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $387,003,741; and net unrealized appreciation consisted of:

Gross unrealized appreciation   $ 72,984,210
Gross unrealized depreciation    (26,397,203)
                                ------------
Net unrealized appreciation     $ 46,587,007
                                ============

(a)  Non-income producing security.

ADR  American Depositary Receipts

REIT Real Estate Investment Trust

*    Investment in affiliated mutual fund.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
88

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS Absolute Return Bond Fund (the "Fund") returned 4.65% (2.00% after the deduction of the maximum sales charge) and Class Y shares returned 4.94%. For purposes of comparison, the Merrill Lynch US Treasury 1-3 Year Index returned 1.83% over the same time period, while the US LIBOR 3-Month Index returned 4.59%. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 91; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The past 12 months represented a particularly challenging period for fixed income markets. Nonetheless, the Fund's performance was not far off its LIBOR + 0.75% return goal. The bulk of the Fund's positive performance for the period was attributable to yield curve positioning (including duration) and spread management.

A CHALLENGING YEAR FOR FIXED INCOME MARKETS

Throughout the past 12 months, interest rates worldwide crept steadily higher. In the United States, the Federal Reserve Board (the "Fed") continued its tightening campaign, raising short-term interest rates eight times during the reporting period before pausing after the period ended. This uninterrupted series of rate increases was the longest on record in more than 50 years. The primary driver for rate increases recently has been inflation. Core inflation data during the second half of the Fund's fiscal year tended to be at the high end of the Fed's implied acceptable range. The result was interest rate hikes above and beyond what many economists had anticipated.

During this time, yields in the US Treasury market increased rather dramatically, especially on shorter-dated maturities, which produced what was an unusually flat yield curve for most of the fiscal year. In addition, the spread--or the difference in yield between bonds of similar maturities but varying qualities--tightened notably in both the corporate bond and high yield sectors. Investors were generally willing to accept the higher level of risk those sectors entailed with steadily declining returns over Treasuries for much of the period. In May 2006, however, that trend reversed direction as investors began a "flight to quality" and sold off higher volatility assets in both the fixed income and equity markets.

The same pattern generally held true in international bond markets. The European Central Bank increased short-term rates three times during the period, while the Bank of Japan increased short-term interest rates for the first time in six years in a step away from its long-standing zero-rate policy. As a result, yields generally rose in those markets, putting downward pressure on bond prices.

NEGATIVE DURATION BENEFITED PERFORMANCE

The Fund's negative duration positioning throughout the year was a benefit to performance. (Duration measures a fund's sensitivity to interest rate changes.) We had positioned the Fund to benefit from rising interest rates before the reporting period began. As interest rates and yields rose in fixed income markets, our negative duration--achieved through the use of derivatives contracts--had a positive impact on performance.

During the course of the year, we de-emphasized our negative duration stance. As yields rose and bond prices fell, fixed income markets generally moved closer to what our analysis indicates is fair value. This was primarily the case in the US. In Japan, however, we increased the size of our negative duration in anticipation of rising interest rates in the country.

SPREAD MANAGEMENT ALSO BENEFITED FUND PERFORMANCE

The Fund's spread management generally added value throughout the period. (Spread refers to the difference in yield between bonds of similar maturities but differing credit qualities.) Because the Fund is not managed to a benchmark, any incremental yield above the return on cash equivalents tends to boost performance.

Sector weightings and security selection were fairly positive on an absolute basis. We generally favored collateralized securities, particularly within the US asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) all appeared attractive from a valuation perspective. Within the MBS sector, we found particular value in hybrid adjustable rate mortgages, which combine a fixed rate for an initial


--------------------------------------------------------------------------------
                                                                              89

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

period with a variable rate thereafter. The Fund held sizable positions in all three sectors, and that positioning was beneficial to performance.

On a geographic basis, the Fund held a fairly even exposure to international fixed income securities relative to US bonds.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE

The current economic backdrop in the US is one of mixed and sometimes contradictory signals. Employment and corporate profitability both remain quite robust, but a softening housing market and moderate levels of inflation are both areas that could pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product will return to trend-like growth levels into 2007, both for the US economy and for markets abroad. Within the Fund, we have de-emphasized our defensive stance, and will continue to seek out absolute returns, regardless of the economic environment.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
90

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                               1 YEAR    INCEPTION*
                                                ENDED        TO
                                              06/30/06    06/30/06
-------------------------------------------------------------------
UBS Absolute Return Bond Fund Class A           4.65%       4.00%
UBS Absolute Return Bond Fund Class C           4.30        3.66
UBS Absolute Return Bond Fund Class Y           4.94        4.27
UBS Absolute Return Bond Fund Class A**         2.00        1.76
UBS Absolute Return Bond Class Fund C**         3.80        3.66
Merrill Lynch US Treasury 1-3 Year Index***     1.83        2.06
US LIBOR 3-Month Index****                      4.59        4.41

* INCEPTION DATE OF ALL SHARES OF UBS ABSOLUTE RETURN BOND FUND IS 04/27/05. INCEPTION DATE OF THE INDICES, FOR THE PURPOSE OF THIS ILLUSTRATION, IS 04/30/05.

**   RETURNS INCLUDE SALES CHARGES.

*** THE MERRILL LYNCH US TREASURY 1-3 YEAR INDEX: AN UNMANAGED INDEX TRACKING SHORT-TERM US TREASURY SECURITIES WITH MATURITIES BETWEEN 1 AND 3 YEARS.

**** THE US LIBOR 3-MONTH INDEX: LIBOR IS THE LONDON INTERBANK OFFERED RATE, A
     SHORT-TERM INTEREST RATE THAT BANKS CHARGE ONE ANOTHER GENERALLY REPRESENTATIVE OF THE MOST COMPETITIVE AND CURRENT CASH RATE AVAILABLE. THE US LIBOR 3-MONTH INDEX TRACKS THE INTEREST RATE EARNED ON A THREE-MONTH INTER-BANK DEPOSIT IN US DOLLARS.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                              91

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $5,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS Absolute Return Bond Fund Class A shares (adjusted for 2.50% maximum sales charge), Class Y shares, the Merrill Lynch US Treasury 1-3 Year Index and the US LIBOR 3-Month Index, if you had invested $10,000 in Class A shares on April 27, 2005 or $5,000,000 in Class Y shares on April 27, 2005, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS ABSOLUTE RETURN BOND FUND CLASS A VS. MERRILL LYNCH US TREASURY 1-3 YEAR INDEX AND US LIBOR 3-MONTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

             UBS ABSOLUTE RETURN       MERRILL LYNCH US      US LIBOR 3-MONTH
              BOND FUND CLASS A    TREASURY 1-3 YEAR INDEX         INDEX
             -------------------   -----------------------   ----------------
 4/27/2005         $ 9,747                 $10,000                $10,000
 4/30/2005         $ 9,747                 $10,000                $10,000
 5/31/2005         $ 9,737                 $10,038                $10,028
 6/30/2005         $ 9,753                 $10,057                $10,056
 7/31/2005         $ 9,821                 $10,029                $10,086
 8/31/2005         $ 9,792                 $10,091                $10,118
 9/30/2005         $ 9,870                 $10,066                $10,151
10/31/2005         $ 9,880                 $10,065                $10,186
11/30/2005         $ 9,900                 $10,097                $10,222
12/31/2005         $ 9,912                 $10,136                $10,261
 1/31/2006         $ 9,972                 $10,153                $10,301
 2/28/2006         $10,031                 $10,161                $10,339
 3/31/2006         $10,093                 $10,175                $10,382
 4/30/2006         $10,163                 $10,207                $10,425
 5/31/2006         $10,173                 $10,222                $10,471
 6/30/2006         $10,207                 $10,241                $10,517

4/27/05 = $9,750

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 2.50%.

INDICES ARE STARTED ON 4/30/05.

UBS ABSOLUTE RETURN BOND FUND CLASS Y VS. MERRILL LYNCH US TREASURY 1-3 YEAR INDEX AND US LIBOR 3-MONTH INDEX

Wealth value with dividends reinvested

                                     [CHART]

             UBS ABSOLUTE RETURN       MERRILL LYNCH US      US LIBOR 3-MONTH
              BOND FUND CLASS Y    TREASURY 1-3 YEAR INDEX         INDEX
             -------------------   -----------------------   ----------------
 4/27/2005        $5,000,000              $5,000,000            $5,000,000
 4/30/2005        $5,000,000              $5,000,000            $5,000,000
 5/31/2005        $5,000,000              $5,018,851            $5,013,821
 6/30/2005        $5,004,450              $5,028,660            $5,027,765
 7/31/2005        $5,039,551              $5,014,470            $5,042,989
 8/31/2005        $5,029,522              $5,045,622            $5,059,056
 9/30/2005        $5,066,643              $5,033,092            $5,075,373
10/31/2005        $5,076,736              $5,032,632            $5,093,139
11/30/2005        $5,081,783              $5,048,661            $5,111,219
12/31/2005        $5,090,433              $5,068,035            $5,130,673
 1/31/2006        $5,121,191              $5,076,417            $5,150,714
 2/28/2006        $5,157,075              $5,080,525            $5,169,462
 3/31/2006        $5,185,963              $5,087,505            $5,190,930
 4/30/2006        $5,227,081              $5,103,450            $5,212,559
 5/31/2006        $5,232,221              $5,111,185            $5,235,585
 6/30/2006        $5,251,718              $5,120,546            $5,258,438

4/27/05 = $5,000,000

INDICES ARE STARTED ON 4/30/05.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
92

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING          ENDING         EXPENSES PAID         EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006  01/01/06 TO 06/30/06   DURING PERIOD
--------------------------------------------------------------------------------------------------------------------
CLASS A   Actual                                  $1,000.00        $1,029.80            $4.93               0.98%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.93             4.91               0.98%

CLASS C   Actual                                   1,000.00         1,029.10             6.79               1.35%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.10             6.76               1.35%

CLASS Y   Actual                                   1,000.00         1,031.70             3.93               0.78%
          Hypothetical
         (5% annual return before expenses)        1,000.00         1,020.93             3.91               0.78%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                              93

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                        PERCENTAGE OF
                                          NET ASSETS
-----------------------------------------------------
Compagnie de Financement Foncier
   2.375%, due 01/29/09                      5.7%
Federal National Mortgage Association
   6.625%, due 09/15/09                      3.8
Kreditanstalt fuer Wiederaufbau
   3.500%, due 07/15/09                      3.4
Federal Home Loan Mortgage Corp.
   5.250%, due 04/18/16                      3.3
Federal Home Loan Mortgage Corp.
   4.875%, due 02/17/09                      2.7
Federal National Mortgage Association
   6.000%, due 05/15/11                      1.5
Landwirtschaftliche Rentenbank
   0.650%, due 09/30/08                      1.4
Bank of Scotland
   6.375%, due 08/16/19                      1.3
Deutsche Bundesrepublik
   4.000%, due 01/04/37                      1.2
Kreditanstalt fuer Wiederaufbau
   5.375%, due 12/07/07                      1.2
-----------------------------------------------------
Total                                       25.5%


--------------------------------------------------------------------------------
94

UBS ABSOLUTE RETURN BOND FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)

US Bonds
US Corporate Bonds
Automobiles                                                                0.95%
Capital Markets                                                            1.34
Chemicals                                                                  0.42
Commercial Banks                                                           0.38
Commercial Services & Supplies                                             0.36
Consumer Finance                                                           0.94
Containers & Packaging                                                     0.40
Diversified Financial Services                                             4.35
Diversified Telecommunication Services                                     1.08
Energy Equipment & Services                                                0.19
Food & Staples Retailing                                                   0.74
Food Products                                                              0.37
Independent Power Producers & Energy Traders                               0.16
Insurance                                                                  0.66
Media                                                                      1.04
Metals & Mining                                                            0.37
Multiline Retail                                                           0.26
Oil & Gas                                                                  0.63
Real Estate                                                                0.19
Textiles, Apparel & Luxury Goods                                           0.52
Thrifts & Mortgage Finance                                                 0.62
Tobacco                                                                    0.29
Wireless Telecommunication Services                                        0.49
                                                                         ------
Total US Corporate Bonds                                                  16.75
Asset-Backed Securities                                                    3.05
Collateralized Debt Obligations                                            1.40
Commercial Mortgage-Backed Securities                                      2.75
Mortgage & Agency Debt Securities                                         13.34
                                                                         ------
Total US Bonds                                                            37.29*
International Bonds
International Corporate Bonds
Automobiles                                                                0.69
Chemicals                                                                  0.03
Collateralized Mortgage Obligations                                        0.20%
Commercial Banks                                                          18.17
Containers & Packaging                                                     0.11
Diversified Financial Services                                             2.10
Diversified Telecommunication Services                                     2.80
Electric Utilities                                                         2.03
Food Products                                                              0.14
Industrial Conglomerates                                                   0.63
Insurance                                                                  0.13
Machinery                                                                  0.03
Media                                                                      0.13
Multi-Utilities & Unregulated Power                                        1.36
Paper & Forest Products                                                    0.22
Road & Rail                                                                0.07
Software                                                                   0.01
Wireless Telecommunication Services                                        0.06
                                                                         ------
Total International Corporate Bonds                                       28.91
International Asset-Backed Securities                                      0.15
International Collateralized Debt Obligations                              1.59
International Commercial Mortgage-Backed Securities                        0.05
International Mortgage-Backed Securities                                   0.17
Foreign Government Bonds                                                   3.58
Sovereign/SupraNational Bond                                               0.73
                                                                         ------
Total International Bonds                                                 35.18*
Total Bonds                                                               72.47
Investment Company                                                        13.25
Short-Term Investments                                                     8.63
Total Investments                                                         94.35
Investments Sold Short                                                    (4.51)
Cash and other assets, less liabilities                                   10.16
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======

--------------------------------------------------------------------------------
* THE FUND HELD SHORT POSITIONS IN US TREASURY NOTE AND BOND FUTURES WHICH DECREASED US BOND EXPOSURE FROM 37.43% TO 10.07%. THE FUND ALSO HELD NET SHORT INTERNATIONAL BOND INDEX FUTURES AND INTERNATIONAL INTEREST RATE FUTURES, WHICH RESULTED IN A NET DECREASE TO THE INTERNATIONAL BOND EXPOSURE, FROM 35.04% TO 13.23%.


--------------------------------------------------------------------------------
                                                                              95

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                      FACE AMOUNT       VALUE
                                                      ------------   -----------
BONDS -- 72.47%
US BONDS -- 37.29%
US CORPORATE BONDS -- 16.75%
AES Corp.
   8.750%, due 06/15/08                                 $  750,000   $   774,375
AK Steel Corp.
   7.875%, due 02/15/09                                  1,750,000     1,741,250
American Cellular Corp., Series B
   10.000%, due 08/01/11                                 2,200,000     2,315,500
American General Finance Corp.
   5.375%, due 10/01/12                                    900,000       875,651
AT&T, Inc.
   5.875%, due 02/01/12                                    875,000       866,992
Berkshire Hathaway Finance Corp.
   4.125%, due 01/15/10                                  2,400,000     2,283,319
Boeing Capital Corp.
   7.375%, due 09/27/10                                    825,000       876,548
Cendant Corp.
   6.875%, due 08/15/06                                  1,725,000     1,726,925
Cincinnati Bell, Inc.
   7.250%, due 07/15/13                                  1,000,000       985,000
Citigroup, Inc.
   4.250%, due 02/25/30 +                             EUR  300,000       343,001
   4.625%, due 11/14/07                                  3,380,000     4,378,975
   5.625%, due 08/27/12                                 $1,750,000     1,729,039
Citizens Communications Co.
   7.625%, due 08/15/08                                    875,000       894,688
Comcast Cable Communications Holdings, Inc.
   6.750%, due 01/30/11                                    850,000       877,140
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08                                  1,900,000     1,817,895
CSC Holdings, Inc., Series B
   8.125%, due 08/15/09                                    700,000       712,250
DaimlerChrysler N.A. Holding Corp.
   7.200%, due 09/01/09                                  1,800,000     1,852,380
EOP Operating LP
   7.000%, due 07/15/11                                    850,000       883,034
Ford Motor Credit Co.
   5.800%, due 01/12/09                                  3,300,000     3,014,774
General Electric Capital Corp.
   3.600%, due 10/15/08                                  1,875,000     1,794,934
   4.375%, due 01/20/10                               EUR3,895,000     5,042,853
   5.125%, due 03/04/09                                  3,200,000     4,216,125
General Motors Acceptance Corp.
   6.125%, due 02/01/07                                 $2,675,000     2,663,979
Giant Industries, Inc.
   11.000%, due 05/15/12                                   600,000       651,000
Goldman Sachs Group, Inc.
   6.125%, due 02/14/17                               GBP  400,000       768,355
HSBC Finance Corp.
   7.875%, due 03/01/07                                 $  875,000       887,259
International Lease Finance Corp.
   3.300%, due 01/23/08                                  1,875,000     1,808,989
JPMorgan Chase & Co. +
   3.875%, due 03/31/18                               EUR1,800,000     2,213,976
Kinder Morgan Energy Partners LP
   5.800%, due 03/15/35                                 $2,750,000   $ 2,346,712
Kraft Foods, Inc.
   5.250%, due 06/01/07                                  1,775,000     1,764,268
Levi Strauss & Co.
   12.250%, due 12/15/12                                 2,250,000     2,486,250
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12                                    875,000       873,953
Mediacom Broadband LLC
   11.000%, due 07/15/13                                   950,000     1,003,438
Morgan Stanley
   4.750%, due 04/01/14                                    330,000       302,551
   5.300%, due 03/01/13                                  2,240,000     2,166,651
   5.375%, due 10/15/15                                    630,000       596,396
Owens-Illinois, Inc.
   7.350%, due 05/15/08                                  1,900,000     1,914,250
PolyOne Corp.
   10.625%, due 05/15/10                                 1,850,000     1,988,750
Residential Capital Corp.
   5.125%, due 05/17/12                                    900,000     1,137,216
Safeway, Inc.
   4.800%, due 07/16/07                                    900,000       889,739
Sheridan Group, Inc.
   10.250%, due 08/15/11                                   500,000       508,125
Simon Property Group LP, REIT
   5.375%, due 06/01/11                                    925,000       901,687
Sinclair Broadcast Group, Inc.
   8.750%, due 12/15/11                                  2,250,000     2,351,250
Sprint Capital Corp.
   8.750%, due 03/15/32                                  1,300,000     1,567,673
   8.750%, due 03/15/32                                    700,000       844,131
UST, Inc.
   6.625%, due 07/15/12                                  1,375,000     1,414,335
Wal-Mart Stores, Inc.
   4.750%, due 01/29/13                               GBP  695,000     1,251,233
   6.875%, due 08/10/09                                 $2,525,000     2,614,779
Wells Fargo & Co.
   5.125%, due 02/15/07                                  1,800,000     1,794,577
                                                                     -----------
                                                                      79,714,170
                                                                     -----------
ASSET-BACKED SECURITIES -- 3.05%
Abacus Ltd., 05-CB1A, Class F, 144A +
   9.841%, due 05/28/41                                    250,000       248,750
ACE Securities Corp., 06-SL1, Class B1, 144A +
   8.323%, due 09/25/35                                    800,000       712,370
Ajax One Ltd., 2A, Class C, 144A +
   7.645%, due 09/08/32                                    500,000       475,000
First Franklin Mortgage Loan
   Asset-Backed Certificates, 05-FFA,
   Class B4, 144A (a)
   6.000%, due 03/25/25                                  1,000,000       870,000
First Franklin Mortgage Loan Asset-Backed
   Certificates, 05-FFA, Class B5, 144A (a)
   6.000%, due 03/25/25                                  1,000,000       839,480


--------------------------------------------------------------------------------
96

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT        VALUE
                                                       -----------   -----------
GoldenTree Capital Opportunities LP, 06-1A,
   Class D1, 144A +
   7.040%, due 02/22/20                                $   600,000   $   600,000
Green Tree Financial Corp., 99-3, Class A6
   6.500%, due 02/01/31                                  1,150,000     1,149,043
GSAMP Trust, 05-S1, Class B1 (a)
   6.208%, due 12/25/34                                  1,750,000     1,723,008
Hyundai Auto Receivables Trust, 05-A, Class D
   4.450%, due 02/15/12                                  1,000,000       964,898
Merrill Lynch Mortgage Investors, Inc., 04-SL2,
   Class B4, 144A +
   10.073%, due 06/25/35                                 1,200,000     1,113,375
Merrill Lynch Mortgage Investors, Inc., 05-SL3,
   Class B3 +
   7.473%, due 07/25/36                                  2,450,000     2,449,923
MMCA Automobile Trust, 02-1, Class C
   6.200%, due 01/15/10                                  1,579,331     1,562,811
Wells Fargo Home Equity Trust, 05-3, Class M7 +
   6.473%, due 11/25/35                                  1,775,000     1,801,128
                                                                     -----------
                                                                      14,509,786
                                                                     -----------
COLLATERALIZED DEBT OBLIGATIONS + -- 1.40%
Ares VR CLO Ltd., 06-1A, Class D (f)
   6.898%, due 02/24/18                                  1,150,000     1,145,745
Ares X CLO Ltd., 05-1A, Class D2 (f)
   7.396%, due 09/18/17                                    500,000       500,000
Avery Street CLO, 06-1A, Class E (f)
   9.640%, due 04/05/18                                    700,000       728,000
Hereford Street ABS CDO Ltd., 05-1A, Class D (f)
   8.408%, due 01/03/45                                    700,000       696,500
Hewett's Island CDO Ltd., 06-1A, Class C (f)
   6.031%, due 05/09/18                                    250,000       248,750
Hewett's Island CDO Ltd., 06-1A, Class D1 (f)
   6.931%, due 05/09/18                                    250,000       247,500
Hewett's Island CDO Ltd., 06-1A, Class E (f)
   9.831%, due 05/09/18                                    350,000       350,000
Longshore CDO Funding Ltd., 06-1A, Class D (f)
   8.030%, due 05/03/46                                    380,000       368,600
Spirit CBO, 04-2A, Class D (f)
   5.973%, due 10/27/10                                    761,772       732,367
Tricadia CDO Ltd., 05-3A, Class B1L (f)
   8.960%, due 06/25/41                                    491,959       494,419
Tricadia CDO Ltd., 05-4A, Class B1L (f)
   8.550%, due 12/11/40                                $   540,000   $   540,000
Tricadia CDO Ltd., 06-5A, Class F (f)
   11.281%, due 06/19/46                                   600,000       600,000
                                                                     -----------
                                                                       6,651,881
                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.75%
Asset Securitization Corp., 97-D4, Class B1
   7.525%, due 04/14/29                                  1,700,000     1,835,043
Banc of America Large Loan, 05-ESHA, Class J,
   144A +
   6.834%, due 07/14/20                                  1,250,000     1,255,452
Banc of America Large Loan, 06-LAQ, Class L,
   144A +
   6.700%, due 02/09/21                                  1,600,000     1,605,345
Bear Stearns Commercial Mortgage Securities,
   05-LXR1, Class J, 144A +
   6.849%, due 09/15/18                                  2,050,000     2,053,479
GS Mortgage Securities Corp., II, 98-GLII, Class F,
   144A +
   7.191%, due 04/13/31                                  1,650,000     1,699,676
Hilton Hotel Pool Trust, 00-HLTA, Class C, 144A
   7.458%, due 10/03/15                                  1,000,000     1,054,513
Nomura Asset Securities Corp., 98-D6, Class B1,
   144A
   6.000%, due 03/15/30                                  1,472,000     1,466,598
TW Hotel Funding 2005 LLC, 05-LUX, Class L, 144A +
   6.749%, due 01/15/21                                  2,100,000     2,102,625
                                                                     -----------
                                                                      13,072,731
                                                                     -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 13.34%
C.S. First Boston Mortgage Securities Corp., 05-10,
   Class 10A3
   6.000%, due 11/25/35                                     86,390        86,348
C.S. First Boston Mortgage Securities Corp., 05-8,
   Class 8A1
   7.000%, due 09/25/35                                    801,703       811,248
Countrywide Alternative Loan Trust, 06-5T2,
   Class A3
   6.000%, due 04/25/36                                    940,059       940,139
Credit Suisse Mortgage Capital Certificates, 06-6,
   Class 1A12 (h)
   6.000%, due 07/25/36                                  1,250,000     1,242,920
Federal Home Loan Mortgage Corp.
   4.875%, due 02/17/09                                 13,045,000    12,873,393
   5.250%, due 04/18/16                                 16,235,000    15,881,158
   5.275%, due 02/01/36 +                                1,956,201     1,956,141
Federal National Mortgage Association (d)
   6.000%, due 05/15/11                                  6,920,000     7,069,147
   6.250%, due 02/01/11                                  1,750,000     1,792,317
   6.625%, due 09/15/09                                 17,550,000    18,144,032


--------------------------------------------------------------------------------
                                                                              97

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE
                                                       AMOUNT         VALUE
                                                    ------------   ------------
Indymac Index Mortgage Loan Trust, 06-AR19,
   Class 1B2 +
   6.459%, due 08/25/36                             $  1,000,000   $    986,914
Morgan Stanley Mortgage Loan Trust, 06-7,
   Class 4A4 (h)
   6.000%, due 06/25/36                                  149,266        148,409
Residential Accredit Loans, Inc., 06-QS5,
   Class A6
   6.000%, due 05/25/36                                1,000,000      1,000,781
Structured Adjustable Rate Mortgage Loan
   Trust, 05-21, Class 6AX (c) +
   5.500%, due 11/25/35                                  845,931        139,314
Structured Adjustable Rate Mortgage Loan
   Trust, 06-5, Class 5A3 +
   5.599%, due 06/25/36                                  400,000        392,703
                                                                   ------------
                                                                     63,464,964
                                                                   ------------
Total US Bonds                                                      177,413,532
                                                                   ------------

INTERNATIONAL BONDS -- 35.18%
INTERNATIONAL CORPORATE BONDS -- 28.91%
AUSTRALIA -- 0.99%
National Australia Bank Ltd.
   4.250%, due 12/30/08                           GBP  2,600,000      4,711,718
                                                                   ------------
BELGIUM -- 0.07%
Societe Nationale de Chemins de Fer Belge
   5.000%, due 04/24/18                           GBP    170,000        312,351
                                                                   ------------
CANADA -- 0.22%
Abitibi-Consolidated, Inc.
   6.950%, due 04/01/08                             $  1,100,000      1,065,625
                                                                   ------------
DENMARK -- 0.31%
Nordic Telephone Co. Holding ApS, 144A +
   8.352%, due 05/01/16                           EUR  1,100,000      1,459,716
                                                                   ------------
FINLAND -- 0.40%
Fortum Oyj, Series BR (a)
   6.100%, due 02/19/08                           EUR  1,420,000      1,881,554
                                                                   ------------
FRANCE -- 9.35%
Alstom
   6.250%, due 03/03/10                           EUR    100,000        133,047
BNP Paribas
   5.250%, due 12/17/12                           EUR  3,065,000      4,136,014
Compagnie de Financement Foncier
   2.375%, due 01/29/09                           EUR 21,800,000     26,933,808
Credit Lyonnais S.A. +
   5.000%, due 11/15/12                                2,765,000      3,590,750
France Telecom S.A
   6.750%, due 03/14/08                           EUR  1,275,000   $  1,706,050
   7.250%, due 01/28/13                                1,405,000      2,049,770
   8.125%, due 01/28/33                                1,350,000      2,250,949
Veolia Environnement
   4.875%, due 05/28/13                                2,830,000      3,662,594
                                                                   ------------
                                                                     44,462,982
                                                                   ------------
GERMANY -- 6.82%
Gerresheimer Holdings GmBH
   7.875%, due 03/01/15                           EUR    400,000        503,946
Kreditanstalt fuer Wiederaufbau
   3.500%, due 07/15/09                               12,620,000     16,008,620
   5.375%, due 12/07/07                           GBP  3,000,000      5,578,650
   5.550%, due 06/07/21                                1,800,000      3,538,675
Landwirtschaftliche Rentenbank
   0.650%, due 09/30/08                           JPY786,000,000      6,835,233
                                                                   ------------
                                                                     32,465,124
                                                                   ------------
IRELAND -- 2.95%
Anglo Irish Bank Corp. PLC
   5.000%, due 12/12/07                           GBP  1,895,000      3,493,932
Depfa ACS Bank
   0.750%, due 09/22/08                           JPY460,000,000      4,009,742
Eircom Funding
   8.250%, due 08/15/13                           EUR    380,000        541,326
Eirles One Ltd. +
   6.561%, due 10/07/15                                1,200,000      1,454,280
Fleet Street Finance One PLC, 1, Class A +
   4.930%, due 07/20/14                           GBP    512,412        948,310
JSG Funding PLC
   10.125%, due 10/01/12                          EUR    155,000        215,104
Porsche International Finance PLC (e)
   7.200%, due 02/01/11                             $  3,550,000      3,301,855
Riverdeep Group Ltd.
   9.250%, due 04/15/11                           EUR     40,000         56,214
                                                                   ------------
                                                                     14,020,763
                                                                   ------------
ITALY -- 0.38%
Sanpaolo IMI SpA
   6.375%, due 04/06/10                           EUR  1,300,000      1,785,131
                                                                   ------------
LUXEMBOURG -- 1.57%
Hellas Telecommunications Luxembourg V,
   144A +
   6.264%, due 10/15/12                           EUR  1,100,000      1,440,370
SGL Carbon Luxembourg S.A.
   8.500%, due 02/01/12                                  100,000        138,777
Telecom Italia Finance S.A.
   6.575%, due 07/30/09                           EUR  1,400,000      1,903,577
   7.250%, due 04/20/11                                  450,000        640,087
   7.750%, due 01/24/33                                2,200,000      3,329,137
                                                                   ------------
                                                                      7,451,948
                                                                   ------------


--------------------------------------------------------------------------------
98

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE
                                                       AMOUNT          VALUE
                                                      ----------   ------------
NETHERLANDS -- 1.74%
RWE Finance BV
   4.625%, due 08/17/10                             GBP2,100,000   $  3,791,402
   4.625%, due 07/23/14                             EUR  225,000        290,277
   5.375%, due 04/18/08                                  770,000      1,011,557
Siemens Financieringsmaatschappij NV
   5.500%, due 03/12/07                                2,320,000      3,007,465
TuranAlem Finance BV
   8.500%, due 02/10/15                               $  200,000        194,000
                                                                   ------------
                                                                      8,294,701
                                                                   ------------
PHILIPPINES -- 0.40%
National Power Corp.
   9.875%, due 03/16/10                               $1,800,000      1,926,000
                                                                   ------------
SWEDEN -- 0.37%
Svenska Handelsbanken AB + (e)
   6.125%, due 03/04/09                             GBP  945,000      1,775,812
                                                                   ------------
UNITED KINGDOM -- 3.34%
Alliance & Leicester PLC
   4.250%, due 12/30/08                             GBP  600,000      1,085,450
Anglian Water Services Financing PLC
   4.625%, due 10/07/13                             EUR  225,000        289,455
Aviva PLC +
   5.250%, due 10/02/23                                  250,000        331,045
Bank of Scotland
   6.375%, due 08/16/19                             GBP3,145,000      6,310,426
Barclays Bank PLC + (e)
   4.750%, due 03/15/20                             EUR2,500,000      2,782,254
National Grid Electricity Transmission PLC
   4.125%, due 09/18/08                                  800,000      1,028,391
   4.750%, due 12/10/10                             GBP  590,000      1,069,437
Ono Finance PLC +
   11.379%, due 05/15/14                            EUR  450,000        604,351
United Biscuits Finance PLC
   10.750%, due 04/15/11                            GBP  340,000        661,736
United Utilities Water PLC
   6.625%, due 11/08/07                             EUR1,105,000      1,468,946
Vodafone Group PLC
   5.750%, due 10/27/06                                  215,000        277,022
                                                                   ------------
                                                                     15,908,513
                                                                   ------------
Total International Corporate Bonds                                 137,521,938
                                                                   ------------
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.15%
CAYMAN ISLANDS -- 0.15%
Herald Ltd. +
   7.991%, due 09/16/45                               $  300,000        300,000
Northwoods Capital Ltd., 06-6A, Class C, 144A +
   6.858%, due 03/16/21                                  400,000        403,000
                                                                   ------------
Total International Asset-Backed Securities                             703,000
                                                                   ------------
INTERNATIONAL COLLATERALIZED DEBT
   OBLIGATIONS -- 1.59%
CAYMAN ISLANDS -- 1.32%
Aladdin CDO I Ltd. 06-2A, Class 10D (f)+
   12.980%, due 10/20/16                              $  250,000   $    250,000
Atrium CDO Corp. (g)(h) due 07/20/20                     180,000        180,000
Avenue CLO Fund Ltd. (f) due 07/20/18                    150,000        150,000
Avenue CLO Fund Ltd., 06-3A, Class B2L (f)+
   9.247%, due 07/20/18                                  220,000        220,000
Black Diamond CLO Ltd., 05-1A, Class E (f)+
   10.414%, due 06/20/17                                 350,000        368,375
Black Diamond CLO Ltd., 05-2A, Class D
   (f)+
   6.131%, due 01/07/18                                  300,000        301,350
Black Diamond CLO Ltd., 05-2A, Class E1
   (f)+
   9.514%, due 01/07/18                                  250,000        257,500
Credit-Based Asset Servicing and
   Securitization CBO Ltd., 15A, Class D
   (f)+
   8.070%, due 02/16/41                                  248,051        248,051
Gresham Street CDO Funding, 03-1X, Class D (g)+
   8.410%, due 11/07/33                                  100,000        105,000
ING Investment Management CLO II Ltd.,
   due 08/01/20 (f)                                      300,000        300,000
Ischus CDO Ltd., 06-S1, Class B1L (f)+
   8.870%, due 04/12/41                                  760,000        760,000
Lenox CDO Ltd., 05-1A, Class E1 (f)+
   8.670%, due 11/14/43                                  249,672        252,418
Lightpoint CLO Ltd., 06-4A, Class C (f)+
   6.953%, due 04/15/18                                  550,000        550,000
Logan CDO Ltd., II-A, Class E (f)+
   12.646%, due 05/04/51                                 400,000        400,000
Madison Avenue CDO Ltd., 2X, Class A (g)+
   5.549%, due 03/24/14                                  736,576        736,576
Race Point CLO, 06-3, Class E (f) +
   9.457%, due 04/15/20                                  500,000        500,000
Rockwall CDO Ltd., 06-1A, Class B1L, (f) +
   7.506%, due 08/01/21                                  500,000        500,000
Stanfield Veyron CLO Ltd., 06-1A, Class D,
   (f)(h) +
   7.238%, due 07/15/18                                  200,000        199,300
                                                                   ------------
                                                                      6,278,570
                                                                   ------------


--------------------------------------------------------------------------------
                                                                              99

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE
                                                       AMOUNT            VALUE
                                                   -------------   -------------
IRELAND -- 0.19%
MARC CDO PLC, 1A, Class E, (f)
   12.310%, due 03/13/53                             $   350,000   $    350,000
Menton CDO PLC, IIA, Class E (f)+
   12.090%, due 10/24/53                                 250,000        250,000
PSION Synthetic CDO PLC, I-A, Class E (f)
   10.674%, due 12/21/15                                 330,000        330,000
                                                                   ------------
                                                                        930,000
                                                                   ------------
NETHERLANDS -- 0.08%
Cadogan Square CLO B.V. (f)(h)+
   7.323%, due 08/12/22                            EUR   300,000        383,715
                                                                   ------------
Total International Collateralized
   Debt Obligations                                                   7,592,285
                                                                   ------------
INTERNATIONAL COMMERCIAL MORTGAGE-BACKED
   SECURITIES -- 0.05%
UNITED KINGDOM -- 0.05%
Granite Master Issuer PLC, 05-1,
   Class A5 +
   3.056%, due 12/20/54                            EUR   190,000        243,092
                                                                   ------------
INTERNATIONAL MORTGAGE-BACKED SECURITIES -- 0.17%
NETHERLANDS -- 0.14%
Delphinus BV, 00-1, Class B +
   6.250%, due 06/26/32                            EUR   500,000        684,699
                                                                   ------------
UNITED KINGDOM -- 0.03%
Whinstone Capital Management Ltd., 1X,
   Class B2 +
   3.679%, due 10/25/45                            EUR   100,000        128,672
                                                                   ------------
Total International Mortgage-Backed
   Securities                                                           813,371
                                                                   ------------
FOREIGN GOVERNMENT BONDS -- 3.58%
ARGENTINA -- 1.31%
Republic of Argentina +
   4.889%, due 08/03/12                              $ 4,200,000      3,471,300
   5.830%, due 12/31/33 DISC                       ARS 7,400,000      2,771,626
                                                                   ------------
                                                                      6,242,926
                                                                   ------------
BRAZIL -- 0.23%
Federal Republic of Brazil
   11.000%, due 01/11/12                             $   920,000      1,097,100
                                                                   ------------
GERMANY -- 1.19%
Deutsche Bundesrepublik
   4.000%, due 01/04/37                            EUR 4,660,000      5,648,765
                                                                   ------------
INDONESIA -- 0.43%
Republic of Indonesia
   7.500%, due 01/15/16                              $ 1,200,000      1,222,500
Republic of Indonesia, 144A
   7.500%, due 01/15/16                                  800,000        815,000
                                                                   ------------
                                                                      2,037,500
                                                                   ------------
RUSSIA -- 0.42%
Russian Federation (a)
   5.000%, due 03/31/30                              $ 1,900,000   $  2,023,500
                                                                   ------------
Total Foreign Government Bonds                                       17,049,791
                                                                   ------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.73%
European Investment Bank
   6.250%, due 04/15/14                            GBP 1,750,000      3,479,134
                                                                   ------------
Total International Bonds                                           167,402,611
                                                                   ------------
Total Bonds
   (Cost $343,778,564)                                              344,816,143
                                                                   ------------
                                                       SHARES
                                                   -------------
INVESTMENT COMPANY* -- 13.25%
UBS U.S. Securitized Mortgage Relationship Fund
   (Cost $62,000,000)                                  5,215,467     63,042,475
                                                                   ------------
SHORT-TERM INVESTMENTS -- 8.63%
INVESTMENT COMPANY* -- 8.37%
UBS U.S. Cash Management Prime Relationship
   Fund, yield of 5.20%                               39,828,887     39,828,887
                                                                   ------------
                                                        FACE
                                                       AMOUNT
                                                   -------------
US GOVERNMENT OBLIGATIONS -- 0.26%
US Treasury Bills, yield of
   4.06%, due 07/06/06 (b)                           $ 1,255,000      1,254,071
                                                                   ------------
Total Short-Term Investments
   (Cost $41,083,146)                                                41,082,958
                                                                   ------------
Total Investments Before Investments Sold
   Short -- 94.35%
   (Cost $446,861,710)                                              448,941,576
                                                                   ------------
INVESTMENTS SOLD SHORT -- (4.51)%
US BONDS -- (4.51)%
MORTGAGE & AGENCY DEBT SECURITIES -- (4.51)%
Federal National Mortgage Association, TBA
   (Proceeds $21,673,406)                             22,950,000    (21,451,090)
                                                                   ------------
Total Investments, Net of Investments
   Sold Short -- 89.84%
   (Cost $425,188,304)                                              427,490,486
Cash and other assets, less liabilities -- 10.16%                    48,318,710
                                                                   ------------
Net Assets -- 100.00%                                              $475,809,196
                                                                   ============


--------------------------------------------------------------------------------
100

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $448,428,162; and net unrealized appreciation consisted of:

Gross unrealized appreciation                                       $ 4,224,122
Gross unrealized depreciation                                        (3,710,708)
                                                                    -----------
Net unrealized appreciation                                         $   513,414
                                                                    ===========

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.

@     Reflects annualized yield at June 30, 2006 on zero coupon bond.

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.

(b) The security was pledged to cover margin requirements for futures contracts.

(c) Interest Only Security -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with the security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.

(d) All or a portion of these securities have been pledged to cover open short positions.

(e)   Perpetual bond security. The maturity date reflects the next call date.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent $13,222,590 or 2.78% of the net assets as of June 30, 2006 are considered illiquid and restricted.

(g) Security is illiquid. These securities amounted to $1,021,576 or 0.21% of net assets at June 30, 2006.

(h) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of these securities amounted to $2,154,344 or 0.45% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $18,310,158 or 3.85% of net assets.

*     Investment in affiliated mutual fund.

ARS   Argentina Peso

CBO   Collateralized Bond Obligations

CDO   Collateralized Debt Obligations

CLO   Collateralized Loan Obligations

DISC  Discount Bond

EUR   Euro

GBP   British Pound

GSAMP Goldman Sachs Mortgage Securities Corp.

JPY   Japanese Yen

REIT  Real Estate Investment Trust

TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

RESTRICTED SECURITIES

                                                                        ACQUISITION COST                 MARKET VALUE
                                            ACQUISITION   ACQUISITION    AS A PERCENTAGE     MARKET     AS A PERCENTAGE
SECURITY                                       DATES          COST        OF NET ASSETS       VALUE      OF NET ASSETS
--------                                    -----------   -----------   ----------------   ----------   ---------------
Ares VR CLO Ltd., 06-1A, Class D, 6.898%,
   due 02/24/18                               02/16/06     $1,144,250         0.24%        $1,145,745        0.24%
Ares X CLO Ltd., 05-1A, Class D2, 7.396%,
   due 09/18/17                               09/20/05        498,125         0.10%           500,000        0.11%
Aladdin CDO I Ltd. 06-2A, Class 10D,
   12.980%, due 10/20/16                      06/23/06        250,000         0.05%           250,000        0.05%
Avenue CLO Fund Ltd., due 07/20/18            04/24/06        146,625         0.03%           150,000        0.03%
Avenue CLO Fund Ltd., 06-3A, Class B2L,
   9.247%, due 07/20/18                       04/24/06        219,216         0.05%           220,000        0.05%
Avery Street CLO, 06-1A, Class E, 9.640%,
   due 04/05/18                               01/31/06        688,100         0.14%           728,000        0.15%
Black Diamond CLO Ltd., 05-1A,Class E,
   10.414%, due 06/20/17                      12/20/05        355,964         0.05%           368,375        0.08%
Black Diamond CLO Ltd., 05-2A,Class D,
   6.131%, due 01/07/18                       09/22/05        300,000         0.06%           301,350        0.06%
Black Diamond CLO Ltd., 05-2A,Class E1,
   9.514%, due 01/07/18                       09/22/05        250,000         0.05%           257,500        0.05%
Cadogan Square CLO B.V., 7.323%,
   due 08/12/22                               06/08/06        379,635         0.08%           383,715        0.08%
Credit-Based Asset Servicing and
   Securitization CBO Ltd., 15A, Class D,
   8.070%, due 02/16/41                       01/25/06        248,051         0.05%           248,051        0.05%


--------------------------------------------------------------------------------
                                                                             101

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                                         ACQUISITION COST               MARKET VALUE
                                             ACQUISITION   ACQUISITION    AS A PERCENTAGE    MARKET    AS A PERCENTAGE
SECURITY                                        DATES          COST        OF NET ASSETS      VALUE     OF NET ASSETS
--------                                     -----------   -----------   ----------------   --------   ---------------
Hereford Street ABS CDO Ltd., 05-1A,
   Class D, 8.408%, due 01/03/45               11/04/05      $696,500          0.15%        $696,500        0.15%
Hewett's Island CDO Ltd., 06-1A, Class C,
   6.031%, due 05/09/18                        04/11/06       249,360          0.05%         248,750        0.05%
Hewett's Island CDO Ltd., 06-1A, Class D1,
   6.931%, due 05/09/18                        04/11/06       247,857          0.05%         247,500        0.05%
Hewett's Island CDO Ltd., 06-1A, Class E,
   9.831%, due 05/09/18                        04/11/06       346,364          0.07%         350,000        0.07%
Ischus CDO Ltd., 06-S1, Class B1L,
   8.870% due 04/12/41                         02/21/06       742,309          0.16%         760,000        0.16%
ING Investment Management CLO II Ltd.,
   due 08/01/20                                06/30/06       288,390          0.06%         300,000        0.06%
Lenox CDO Ltd., 05-1A, Class E1,
   8.670%, due 11/14/43                        11/23/05       241,558          0.05%         252,418        0.05%
Lightpoint CLO Ltd., 06-4A, Class C,
   6.953%, due 04/15/18                        03/03/06       550,000          0.12%         550,000        0.12%
Logan CDO Ltd., II-A, Class E, 12.646%,
   due 05/04/51                                04/11/06       398,000          0.08%         400,000        0.08%
Longshore CDO Funding Ltd., 06-1A,
   Class D, 8.030%, due 05/03/46               01/10/06       367,913          0.08%         368,600        0.08%
MARC CDO PLC, 1A, Class E, 12.310%,
   due 03/13/53                                11/30/05       349,125          0.07%         350,000        0.07%
Menton CDO PLC, IIA, Class E,
   12.090%, due 10/24/53                       10/10/05       249,375          0.05%         250,000        0.05%
PSION Synthetic CDO PLC, I-A, Class E,
   10.674%, due 12/21/15                       12/15/05       315,759          0.07%         330,000        0.07%
Race Point CLO, 06-3, Class E, 9.457%,
   due 04/15/20                                03/10/06       500,000          0.11%         500,000        0.11%
Rockwall CDO Ltd., 06-1A, Class B1L,
   7.506%, due 08/01/21                        04/24/06       496,250          0.10%         500,000        0.11%
Spirit CBO, 04-2A, Class D, 5.973%,
   due 10/27/10                                11/16/05       729,908          0.15%         732,367        0.15%
Stanfield Veyron CLO Ltd., 06-1A, Class D,
   7.238%, due 07/15/18                        06/13/06       199,300          0.04%         199,300        0.04%
Tricadia CDO Ltd., 05-3A, Class B1L,
   8.960%, due 06/25/41                        11/01/05       485,809          0.10%         494,419        0.10%
Tricadia CDO Ltd., 05-4A, Class B1L,
   8.550%, due 12/11/40                        12/01/05       537,300          0.11%         540,000        0.11%
Tricadia CDO Ltd., 06-5A, Class F,
   11.281%, due 06/19/46                       05/09/06       594,318          0.12%         600,000        0.13%


--------------------------------------------------------------------------------
102

UBS ABSOLUTE RETURN BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Absolute Return Bond Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                          UNREALIZED
                                           CONTRACTS        IN EXCHANGE      MATURITY    APPRECIATION/
                                          TO DELIVER            FOR            DATES    (DEPRECIATION)
                                         -------------   -----------------   --------   --------------
British Pound                               32,060,000   USD    60,016,961   09/12/06     $  637,994
Canadian Dollar                             20,245,000   USD    18,190,231   09/12/06         16,489
Czech Krona                                206,220,000   EUR     7,254,881   09/12/06          9,710
Euro                                         6,966,648   JPY 1,011,000,000   09/12/06        (29,268)
Euro                                       102,711,411   USD   132,957,076   09/12/06        962,641
Euro                                         1,960,000   USD     2,467,542   09/12/06        (51,254)
Japanese Yen                             1,011,000,000   USD     9,076,341   09/12/06        152,769
United States Dollar                        12,619,828   CHF    15,205,000   09/12/06        (86,312)
United States Dollar                         8,488,741   SEK    60,540,000   09/12/06        (26,213)
United States Dollar                         8,021,024   SGD    12,590,000   09/12/06        (40,847)
United States Dollar                         7,989,314   THB   305,040,000   09/12/06          1,674
                                                                                          ----------
Net unrealized appreciation on forward
   foreign currency contracts                                                             $1,547,383
                                                                                          ==========

Currency Type Abbreviations:

CHF   Swiss Franc
EUR   Euro
JPY   Japanese Yen
SEK   Swedish Krona
SGD   Singapore Dollar
THB   Thailand Baht
USD   United States Dollar

FUTURES CONTRACTS

UBS Absolute Return Bond Fund had the following open futures contracts as of June 30, 2006:

                                                                                                   UNREALIZED
                                                     EXPIRATION         COST/                     APPRECIATION/
                                                        DATE          PROCEEDS         VALUE      (DEPRECIATION)
                                                   --------------   ------------   ------------   --------------
US TREASURY FUTURES BUY CONTRACTS:
2 Year US Treasury Notes, 170 contracts            September 2006   $ 34,494,388   $ 34,472,813     $  (21,575)
INTEREST RATE FUTURES BUY CONTRACTS:
Australian 10 Year Bond, 85 contracts              September 2006     45,876,997     45,822,309        (54,688)
US TREASURY FUTURES SALE CONTRACTS:
5 Year US Treasury Notes, 1,180 contracts          September 2006    122,598,258    122,019,375        578,883
10 Year US Treasury Notes, 310 contracts           September 2006     32,659,855     32,506,406        153,449
30 Year US Long Bond, 95 contracts                 September 2006     10,127,310     10,132,344         (5,034)
INTEREST RATE FUTURES SALE CONTRACTS:
EURO Bond, 205 contracts (EUR)                     September 2006     30,377,771     30,237,510        140,261
EURO-Bobl, 190 contracts (EUR)                     September 2006     26,611,193     26,515,858         95,335
EURO-Schatz, 525 contracts (EUR)                   September 2006     69,915,072     69,829,415         85,657
Japanese 10 Year Bond, 22 contracts (JPY)          September 2006     25,365,859     25,308,458         57,401
Long Gilt, 240 contracts (GBP)                     September 2006     48,805,955     48,330,691        475,264
                                                                                                    ----------
Net unrealized appreciation on futures contracts                                                    $1,504,953
                                                                                                    ==========

The segregated market value of investments and cash collateral pledged to cover margin requirements for the open futures positions at June 30, 2006 was $3,020,225.

Currency Type Abbreviations:

EUR   Euro
GBP   British Pound
JPY   Japanese Yen

                See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                             103

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS Global Bond Fund (the "Fund") returned 0.51% (shares declined 3.98% after the deduction of the maximum sales charge), while Class Y shares returned 0.65%. The Fund's benchmark, the Lehman Brothers Global Aggregate Index (the "Index"), returned 0.25% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 106; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The past 12 months represented a particularly challenging period for fixed income markets. Nonetheless, the Fund's outperformance of the Index was attributable primarily to yield curve management and solid security selection.

A CHALLENGING YEAR FOR FIXED INCOME MARKETS

Throughout the past 12 months, interest rates worldwide crept steadily higher. In the United States, the Federal Reserve Board (the "Fed") continued its tightening campaign, raising short-term interest rates eight times during the reporting period before pausing after the period ended. This uninterrupted series of rate increases was the longest on record in more than 50 years. The primary driver for rate increases recently has been inflation. Core inflation data during the second half of the Fund's fiscal year tended to fall at the high end of the Fed's implied acceptable range. The result was interest rate hikes above and beyond what many economists had anticipated.

During this time, yields in the US Treasury market increased rather dramatically, especially on shorter-dated maturities, which produced what was an unusually flat yield curve for most of the fiscal year. In addition, the spread--or the difference in yield between bonds of similar maturities but varying qualities--tightened notably in both the corporate bond and high yield sectors. Investors were generally willing to accept the higher level of risk those sectors entailed with steadily declining returns over Treasuries for much of the period. In May 2006, however, that trend reversed direction as investors began a "flight to quality" and sold off higher volatility assets in both the fixed income and equity markets.

The same pattern generally held true in international bond markets. The European Central Bank increased short-term rates three times during the period, while the Bank of Japan increased short-term interest rates for the first time in six years in a step away from its long-standing zero-rate policy. As a result, yields generally rose in those markets, putting downward pressure on bond prices.

The Fund's short duration position throughout the year was a benefit to performance. (Duration measures a fund's sensitivity to interest rate changes.) We had positioned the Fund defensively with regard to duration before the reporting period began. As interest rates and yields rose in fixed income markets, having a more limited sensitivity to those changes proved prudent.

SECURITY SELECTION AND CURRENCY POSITIONING BENEFITED FUND PERFORMANCE

The Fund's security selection and sector allocations were quite solid throughout the period. We generally favored collateralized securities, particularly within the US. Asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) all appeared attractive from a valuation perspective. Within the MBS sector, we found particular value in hybrid adjustable rate mortgages, which combine a fixed rate for an initial period with a variable rate thereafter. The Fund held overweight positions in all three sectors relative to the Index, and that positioning was beneficial to performance.

Also beneficial to performance were the Fund's underweight positions in corporate bonds and high-quality government sectors. We believe that corporate bonds as a sector are not sufficiently compensating investors for the market risk they entail. In the government sector, we favored Japanese Inflation-linked bonds (JGBis) over other government securities. The Fund's position in JGBis was fairly sizable, and our exposure was beneficial to performance.

On a geographic basis, the Fund maintained underweight positions to both US and international bond markets throughout the period, and had increased its strategic cash position considerably by period end. Some of the Fund's largest overweight positions were in Sweden, the UK and Australia--all three of which made positive contributions to the


--------------------------------------------------------------------------------
104

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

Fund's relative returns. Two of the Fund's largest underweights, meanwhile, were in the US and Japan. Having limited exposure to both country's fixed income markets was also generally beneficial.

The Fund's currency positioning also had a positive impact on both absolute and relative returns. During the Fund's fiscal year, the US dollar depreciated against a number of foreign currencies. The Fund benefited from that depreciation, particularly versus the Canadian dollar and a number of European currencies. Although the Fund benefited from this trend, it did maintain an underweight position in the Canadian dollar and the British pound, which we believed to be overvalued. This detracted slightly from relative returns, which remained positive on the whole.

ENHANCED INVESTMENT STRATEGY APPROVED

Near the end of the Fund's fiscal year, the Board of Trustees approved an enhancement to the Fund's management strategy, which allows the Fund to invest up to 35% of its net assets in noninvestment grade securities. This change in strategy will allow the Fund the flexibility to pursue investment opportunities across a more diverse range of markets and securities, and it aligns the Fund's investment strategy more closely with those of its peers. The Fund's investment team found limited opportunities to fully implement the enhanced strategy during the period, and it therefore had limited impact on performance.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE

The current economic backdrop in the US is one of mixed and sometimes contradictory signals. Employment and corporate profitability both remain quite strong, but a softening housing market and moderate levels of inflation are both areas that could pose future problems. We tend to believe that core inflation is generally under control, although it may continue to garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product will return to trend-like growth levels into 2007, both for the US economy and for markets abroad. Within the Fund, we have de-emphasized our defensive stance, and will continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining diversification within the portfolio.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
                                                                             105

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                             1 YEAR    5 YEARS    10 YEARS   INCEPTION*
                                              ENDED     ENDED      ENDED         TO
                                            06/30/06   06/30/06   06/30/06    06/30/06
---------------------------------------------------------------------------------------
UBS Global Bond Fund Class A                   0.51%      N/A        N/A        7.26%
UBS Global Bond Fund Class B                  -0.26       N/A        N/A        7.21
UBS Global Bond Fund Class C                  -0.09       N/A        N/A        6.10
UBS Global Bond Fund Class Y                   0.65      8.75%      5.20%       5.69
UBS Global Bond Fund Class A**                -3.98       N/A        N/A        6.21
UBS Global Bond Fund Class B**                -5.09       N/A        N/A        6.87
UBS Global Bond Fund Class C**                -0.82       N/A        N/A        6.10
Lehman Brothers Global Aggregate Index***      0.25      7.73       5.67        6.06

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A SHARES IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/26/01 AND 07/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 07/31/93.

**   RETURNS INCLUDE SALES CHARGES.

*** THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX IS A BROAD-BASED, MARKET CAPITALIZATION WEIGHTED INDEX WHICH MEASURES THE BROAD GLOBAL MARKET FOR US AND NON US CORPORATE, GOVERNMENT, GOVERNMENTAL AGENCY, SUPRANATIONAL, MORTGAGE-BACKED AND ASSET BACKED FIXED INCOME SECURITIES.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE visit http://www.ubs.com.


--------------------------------------------------------------------------------
106

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS Global Bond Fund Class A shares (adjusted for 4.50% maximum sales charge), Class Y shares and the Lehman Brothers Global Aggregate Index, if you had invested $10,000 in Class A shares on November 5, 2001 or $10,000,000 in Class Y shares on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS GLOBAL BOND FUND CLASS A VS. LEHMAN BROTHERS GLOBAL AGGREGATE INDEX

Wealth value with dividends reinvested

                                     [CHART]

                               LEHMAN BROTHERS
             UBS GLOBAL BOND   GLOBAL AGGREGATE
              FUND CLASS A          INDEX
             ---------------   ----------------
 11/5/2001       $ 9,555            $10,000
11/30/2001       $ 9,460            $ 9,869
12/31/2001       $ 9,205            $ 9,662
 1/31/2002       $ 9,039            $ 9,576
 2/28/2002       $ 9,103            $ 9,640
 3/31/2002       $ 9,094            $ 9,583
 4/30/2002       $ 9,446            $ 9,867
 5/31/2002       $ 9,764            $10,088
 6/30/2002       $10,240            $10,439
 7/31/2002       $10,251            $10,533
 8/31/2002       $10,409            $10,705
 9/30/2002       $10,490            $10,823
10/31/2002       $10,479            $10,792
11/30/2002       $10,524            $10,821
12/31/2002       $11,063            $11,259
 1/31/2003       $11,233            $11,386
 2/28/2003       $11,422            $11,533
 3/31/2003       $11,445            $11,562
 4/30/2003       $11,596            $11,710
 5/31/2003       $12,080            $12,126
 6/30/2003       $11,913            $11,995
 7/31/2003       $11,607            $11,645
 8/31/2003       $11,560            $11,619
 9/30/2003       $12,191            $12,177
10/31/2003       $12,119            $12,109
11/30/2003       $12,317            $12,267
12/31/2003       $12,805            $12,668
 1/31/2004       $12,813            $12,715
 2/29/2004       $12,808            $12,781
 3/31/2004       $12,980            $12,922
 4/30/2004       $12,455            $12,450
 5/31/2004       $12,501            $12,511
 6/30/2004       $12,534            $12,547
 7/31/2004       $12,517            $12,545
 8/31/2004       $12,754            $12,819
 9/30/2004       $12,889            $12,971
10/31/2004       $13,176            $13,281
11/30/2004       $13,514            $13,633
12/31/2004       $13,690            $13,842
 1/31/2005       $13,509            $13,696
 2/28/2005       $13,527            $13,722
 3/31/2005       $13,371            $13,556
 4/30/2005       $13,495            $13,734
 5/31/2005       $13,285            $13,550
 6/30/2005       $13,167            $13,489
 7/31/2005       $13,090            $13,381
 8/31/2005       $13,255            $13,601
 9/30/2005       $13,072            $13,385
10/31/2005       $12,904            $13,186
11/30/2005       $12,775            $13,092
12/31/2005       $12,907            $13,221
 1/31/2006       $13,046            $13,388
 2/28/2006       $13,002            $13,340
 3/31/2006       $12,939            $13,208
 4/30/2006       $13,183            $13,458
 5/31/2006       $13,303            $13,632
 6/30/2006       $13,235            $13,523

11/5/01 = $9,550

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 4.50%.

UBS GLOBAL BOND FUND CLASS Y VS. LEHMAN BROTHERS GLOBAL AGGREGATE INDEX

Wealth value with dividends reinvested

                                     [CHART]

                               LEHMAN BROTHERS
             UBS GLOBAL BOND   GLOBAL AGGREGATE
               FUND CLASS Y         INDEX
             ---------------   ----------------
 7/31/1993     $10,000,000       $10,000,000
 8/31/1993     $10,190,000       $10,255,054
 9/30/1993     $10,220,099       $10,343,779
10/31/1993     $10,320,591       $10,353,551
11/30/1993     $10,230,148       $10,261,555
12/31/1993     $10,385,911       $10,357,150
 1/31/1994     $10,458,179       $10,479,856
 2/28/1994     $10,210,404       $10,348,150
 3/31/1994     $10,076,192       $10,222,535
 4/30/1994     $10,024,572       $10,197,849
 5/31/1994     $ 9,941,981       $10,140,918
 6/30/1994     $ 9,921,463       $10,209,021
 7/31/1994     $ 9,994,186       $10,357,410
 8/31/1994     $10,004,575       $10,345,002
 9/30/1994     $10,014,963       $10,328,155
10/31/1994     $10,056,519       $10,436,917
11/30/1994     $10,035,741       $10,332,874
12/31/1994     $10,023,960       $10,381,085
 1/31/1995     $10,128,268       $10,598,253
 2/28/1995     $10,305,591       $10,859,923
 3/31/1995     $10,441,190       $11,223,131
 4/30/1995     $10,691,529       $11,398,274
 5/31/1995     $11,067,036       $11,749,845
 6/30/1995     $11,046,376       $11,830,418
 7/31/1995     $11,227,115       $11,885,232
 8/31/1995     $11,344,064       $11,740,497
 9/30/1995     $11,482,277       $11,958,388
10/31/1995     $11,673,648       $12,101,355
11/30/1995     $11,907,546       $12,245,387
12/31/1995     $12,061,187       $12,422,272
 1/31/1996     $12,121,493       $12,374,491
 2/29/1996     $12,000,881       $12,261,393
 3/31/1996     $12,049,126       $12,223,910
 4/30/1996     $12,169,738       $12,167,553
 5/31/1996     $12,205,921       $12,178,752
 6/30/1996     $12,316,535       $12,322,313
 7/31/1996     $12,439,210       $12,482,658
 8/31/1996     $12,537,349       $12,507,850
 9/30/1996     $12,745,896       $12,643,960
10/31/1996     $13,015,780       $12,920,668
11/30/1996     $13,261,130       $13,122,826
12/31/1996     $13,182,992       $13,031,635
 1/31/1997     $12,976,577       $12,821,835
 2/28/1997     $12,990,338       $12,761,531
 3/31/1997     $12,797,685       $12,642,069
 4/30/1997     $12,728,880       $12,670,415
 5/31/1997     $13,100,426       $12,895,156
 6/30/1997     $13,265,557       $13,035,042
 7/31/1997     $13,210,514       $13,094,623
 8/31/1997     $13,169,231       $13,064,952
 9/30/1997     $13,430,689       $13,329,751
10/31/1997     $13,609,581       $13,572,028
11/30/1997     $13,430,689       $13,498,202
12/31/1997     $13,398,351       $13,525,073
 1/31/1998     $13,513,112       $13,653,529
 2/28/1998     $13,599,182       $13,728,338
 3/31/1998     $13,455,731       $13,692,883
 4/30/1998     $13,627,873       $13,863,028
 5/31/1998     $13,627,873       $13,959,750
 6/30/1998     $13,623,059       $13,986,300
 7/31/1998     $13,623,059       $14,069,269
 8/31/1998     $13,782,309       $14,364,148
 9/30/1998     $14,448,260       $15,044,721
10/31/1998     $14,766,759       $15,237,067
11/30/1998     $14,665,419       $15,144,933
12/31/1998     $15,004,120       $15,379,289
 1/31/1999     $15,004,120       $15,318,213
 2/28/1999     $14,519,139       $14,862,824
 3/31/1999     $14,503,983       $14,882,846
 4/30/1999     $14,534,294       $14,867,789
 5/31/1999     $14,276,648       $14,651,236
 6/30/1999     $14,049,016       $14,438,527
 7/31/1999     $14,309,183       $14,660,605
 8/31/1999     $14,247,967       $14,637,441
 9/30/1999     $14,385,703       $14,817,618
10/31/1999     $14,309,183       $14,795,452
11/30/1999     $14,094,928       $14,633,508
12/31/1999     $14,062,714       $14,583,447
 1/31/2000     $13,705,319       $14,334,471
 2/29/2000     $13,627,624       $14,307,299
 3/31/2000     $13,922,864       $14,593,601
 4/30/2000     $13,425,619       $14,237,024
 5/31/2000     $13,503,313       $14,302,942
 6/30/2000     $14,000,558       $14,665,583
 7/31/2000     $13,705,319       $14,519,147
 8/31/2000     $13,549,930       $14,455,012
 9/30/2000     $13,472,235       $14,496,182
10/31/2000     $13,176,996       $14,378,291
11/30/2000     $13,534,391       $14,625,471
12/31/2000     $14,253,617       $15,046,640
 1/31/2001     $14,253,617       $15,118,936
 2/28/2001     $14,190,895       $15,143,793
 3/31/2001     $13,720,478       $14,833,665
 4/30/2001     $13,704,798       $14,815,774
 5/31/2001     $13,532,312       $14,843,540
 6/30/2001     $13,438,229       $14,739,442
 7/31/2001     $13,845,923       $15,077,144
 8/31/2001     $14,410,422       $15,531,003
 9/30/2001     $14,410,422       $15,651,503
10/31/2001     $14,567,228       $15,792,954
11/30/2001     $14,451,504       $15,609,404
12/31/2001     $14,063,528       $15,283,181
 1/31/2002     $13,833,055       $15,145,876
 2/28/2002     $13,925,697       $15,247,672
 3/31/2002     $13,899,387       $15,157,573
 4/30/2002     $14,446,021       $15,606,160
 5/31/2002     $14,944,139       $15,956,209
 6/30/2002     $15,664,908       $16,511,741
 7/31/2002     $15,682,644       $16,660,314
 8/31/2002     $15,940,705       $16,932,180
 9/30/2002     $16,072,921       $17,119,280
10/31/2002     $16,044,913       $17,070,523
11/30/2002     $16,126,879       $17,115,197
12/31/2002     $16,953,214       $17,808,922
 1/31/2003     $17,212,193       $18,009,066
 2/28/2003     $17,513,338       $18,241,960
 3/31/2003     $17,548,835       $18,287,515
 4/30/2003     $17,781,844       $18,522,089
 5/31/2003     $18,515,624       $19,180,455
 6/30/2003     $18,283,777       $18,972,479
 7/31/2003     $17,806,404       $18,419,678
 8/31/2003     $17,728,856       $18,377,531
 9/30/2003     $18,703,946       $19,260,795
10/31/2003     $18,607,721       $19,153,359
11/30/2003     $18,923,616       $19,402,908
12/31/2003     $19,682,999       $20,036,821
 1/31/2004     $19,680,937       $20,111,616
 2/29/2004     $19,696,029       $20,215,235
 3/31/2004     $19,958,048       $20,439,136
 4/30/2004     $19,156,446       $19,691,798
 5/31/2004     $19,225,377       $19,788,288
 6/30/2004     $19,275,873       $19,846,114
 7/31/2004     $19,255,283       $19,842,003
 8/31/2004     $19,626,093       $20,276,284
 9/30/2004     $19,836,698       $20,515,891
10/31/2004     $20,280,032       $21,007,329
11/30/2004     $20,795,466       $21,563,960
12/31/2004     $21,083,762       $21,894,362
 1/31/2005     $20,817,169       $21,663,947
 2/28/2005     $20,847,336       $21,705,172
 3/31/2005     $20,617,000       $21,442,586
 4/30/2005     $20,812,966       $21,723,200
 5/31/2005     $20,486,654       $21,432,179
 6/30/2005     $20,309,638       $21,336,051
 7/31/2005     $20,187,964       $21,165,216
 8/31/2005     $20,441,517       $21,513,571
 9/30/2005     $20,167,624       $21,171,075
10/31/2005     $19,895,236       $20,855,922
11/30/2005     $19,716,201       $20,707,888
12/31/2005     $19,924,000       $20,912,068
 1/31/2006     $20,159,976       $21,175,644
 2/28/2006     $20,102,165       $21,100,527
 3/31/2006     $19,978,951       $20,891,568
 4/30/2006     $20,362,544       $21,286,952
 5/31/2006     $20,552,886       $21,561,468
 6/30/2006     $20,442,497       $21,390,073

7/31/93 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE visit http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                             107

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING          ENDING          EXPENSES PAID         EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE       DURING PERIOD          RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
---------------------------------------------------------------------------------------------------------------------
Class A   Actual                                  $1,000.00        $1,025.40             $5.78              1.15%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,019.09              5.76              1.15%
Class B   Actual                                   1,000.00         1,021.40              9.52              1.90%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,015.37              9.49              1.90%
Class C   Actual                                   1,000.00         1,022.90              8.28              1.65%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,016.61              8.25              1.65%
Class Y   Actual                                   1,000.00         1,026.10              4.52              0.90%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,020.33              4.51              0.90%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
108

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
French Treasury Note
3.500%, due 07/12/09                                                    6.3%
US Treasury Note
5.000%, due 02/15/11                                                    5.3
Deutsche Bundesrepublik
6.000%, due 01/04/07                                                    3.7
Government of Japan
1.500%, due 09/20/15                                                    3.5
Deutsche Bundesrepublik
6.250%, due 01/04/24                                                    3.2
US Treasury Bond
6.250%, due 05/15/30                                                    3.1
US Treasury Note
4.250%, due 10/15/10                                                    3.0
Government of Sweden
5.000%, due 01/28/09                                                    2.6
Bundesschatzanweisungen
2.500%, due 09/22/06                                                    2.6
UK Gilts
4.750%, due 09/07/15                                                    2.4
--------------------------------------------------------------------------------
Total                                                                  35.7%

COUNTRY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
United States                                                          47.6%
Germany                                                                12.2
France                                                                 10.6
United Kingdom                                                          7.0
Japan                                                                   5.6
--------------------------------------------------------------------------------
Total                                                                  83.0%

CURRENCY EXPOSURE, TOP FIVE

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Unites States Dollar                                                   50.1%
Euro                                                                   31.1
British Pound                                                           5.9
Japanese Yen                                                            5.6
Australian Dollar                                                       3.5
--------------------------------------------------------------------------------
Total                                                                  96.2%


--------------------------------------------------------------------------------
                                                                             109

UBS GLOBAL BOND FUND
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
Bonds
US Bonds
US Corporate Bonds
Automobiles                                                                0.36%
Beverages                                                                  0.19
Capital Markets                                                            0.76
Commercial Banks                                                           0.38
Consumer Finance                                                           0.74
Diversified Financial Services                                             1.23
Diversified Telecommunication Services                                     0.34
Food & Staples Retailing                                                   0.74
Food Products                                                              0.20
Insurance                                                                  0.20
Media                                                                      0.16
Oil & Gas                                                                  0.26
Thrifts & Mortgage Finance                                                 0.53
Tobacco                                                                    0.01
                                                                         ------
Total US Corporate Bonds                                                   6.10
Asset-Backed Securities                                                    2.81
Collateralized Debt Obligations                                            0.79
Commercial Mortgage-Backed Securities                                      3.47
Mortgage & Agency Debt Securities                                          3.53
US Government Obligations                                                 11.74
                                                                         ------
Total US Bonds                                                            28.44
International Bonds
International Corporate Bonds
Capital Markets                                                            0.13
Commercial Banks                                                           6.94
Diversified Financial Services                                             0.22
Diversified Telecommunication Services                                     1.65
Electric Utilities                                                         0.55
Media                                                                      0.47
Multi-Utilities & Unregulated Power                                        0.25
                                                                         ------
Total International Corporate Bonds                                       10.21
International Asset-Backed Securities                                      0.36
International Commercial Mortgage-Backed Securities                        0.23
International Mortgage-Backed Securities                                   0.29
Foreign Government Bonds                                                  35.90
Sovereign/SupraNational Bonds                                              3.29
                                                                         ------
Total International Bonds                                                 50.28
Total Bonds                                                               78.72
Investment Company                                                        11.84
Short-Term Investment                                                      7.28
                                                                         ------
Total Investments                                                         97.84
Cash and other assets, less liabilities                                    2.16
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======


--------------------------------------------------------------------------------
110

UBS GLOBAL BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                       FACE AMOUNT       VALUE
                                                      -------------   ----------
BONDS -- 78.72%
US BONDS -- 28.44%
US CORPORATE BONDS -- 6.10%
Bank One Corp.
   7.875%, due 08/01/10                                 $   350,000   $  376,613
Citigroup, Inc.
   5.000%, due 09/15/14                                     400,000      374,387
Comcast Cable Communications, Inc.
   6.750%, due 01/30/11                                     150,000      154,789
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08                                     185,000      177,006
DaimlerChrysler N.A. Holding Corp.
   7.200%, due 09/01/09                                     350,000      360,185
Ford Motor Credit Co.
   5.800%, due 01/12/09                                      80,000       73,085
General Electric Capital Corp.
   4.375%, due 01/20/10                               EUR   505,000      653,823
   6.750%, due 03/15/32                                 $   110,000      117,417
HSBC Finance Corp.
   6.750%, due 05/15/11                                     350,000      363,070
JPMorgan Chase & Co.+
   3.875%, due 03/31/18                               EUR   350,000      430,495
Kinder Morgan Energy Partners LP
   5.800%, due 03/15/35                                 $   290,000      247,472
Kraft Foods, Inc.
   5.625%, due 11/01/11                                     200,000      196,995
Kroger Co.
   8.050%, due 02/01/10                                     350,000      372,054
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12                                     200,000      199,761
Miller Brewing Co., 144A
   5.500%, due 08/15/13                                     200,000      191,896
Morgan Stanley
   5.300%, due 03/01/13                                     235,000      227,305
   5.375%, due 10/15/15                                     100,000       94,666
Sprint Capital Corp.
   8.375%, due 03/15/12                                     300,000      331,469
Toyota Motor Credit Corp.
   4.500%, due 12/15/06                               GBP   200,000      369,117
UST, Inc.
   6.625%, due 07/15/12                                 $    10,000       10,286
Wal-Mart Stores, Inc.
   6.875%, due 08/10/09                                     350,000      362,445
Washington Mutual, Inc.
   5.625%, due 01/15/07                                     350,000      349,698
                                                                      ----------
                                                                       6,034,034
                                                                      ----------
ASSET-BACKED SECURITIES -- 2.81%
CenterPoint Energy Transition
   Bond Co., LLC 01-1, Class A4
   5.630%, due 09/15/15                                      30,000       29,926
Countrywide Asset-Backed
   Certificates, 04-SD1, Class A1, 144A+
   5.663%, due 06/25/33                                       8,375        8,405
First Franklin Mortgage Loan
   Asset Backed Certificates,
   05-FFA, Class M3 (a)
   5.517%, due 03/25/25                                 $   500,000   $  487,464
GSAMP Trust, 06-S1, Class M6 (a)
   7.000%, due 11/25/35                                     500,000      494,781
GSAMP Trust, 06-S3, Class A2 (a)
   5.769%, due 05/25/36                                   1,000,000      993,190
Metris Master Trust, 05-2, Class C, 144A+
   5.817%, due 09/20/11                                     500,000      499,995
Peco Energy Transition Trust, 99-A, Class A7
   6.130%, due 03/01/09                                      55,000       55,375
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31                                      16,870       15,067
Taberna Preferred Funding Ltd.,
   06-5A, Class A3, 144A+
   6.600%, due 08/05/36                                     200,000      200,000
                                                                      ----------
                                                                       2,784,203
                                                                      ----------
COLLATERALIZED DEBT OBLIGATIONS -- 0.79%
Ares VR CLO Ltd., 06-1A,
   Class D, (b)+
   6.898%, due 02/24/18                                     240,000      239,112
Stanfield Veyron CLO Ltd., 06-1A,
   Class D, (b)(c)+ 7.238%, due 07/15/18                    200,000      199,300
Tricadia CDO Ltd., 05-4A,
   Class B1L, (b)+
   8.550%, due 12/11/40                                     100,000      100,000
Tricadia CDO Ltd., 06-6A,
   Class B1L, (b)(c)+
   8.799%, due 11/05/41                                     250,000      246,250
                                                                      ----------
                                                                         784,662
                                                                      ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.47%
Asset Securitization Corp.,
   95-MD4, Class A3+
   7.384%, due 08/13/29                                     350,000      356,356
Asset Securitization Corp.,
   96-MD6, Class A4+
   7.734%, due 11/13/29                                     375,000      382,860
Bear Stearns Commercial Mortgage Securities,
   00-WF2, Class A2
   7.320%, due 10/15/32                                      80,000       84,196
Bear Stearns Commercial Mortgage Securities,
   05-LXR1, Class G, 144A+
   6.149%, due 09/15/18                                     500,000      500,352
DLJ Commercial Mortgage Corp.,
   00-CKP1, Class A1B
   7.180%, due 11/10/33                                     289,445      302,594
First Union Commercial Mortgage Securities, Inc.,
   97-C2, Class A3
   6.650%, due 11/18/29                                      83,901       84,467


--------------------------------------------------------------------------------
                                                                             111

UBS GLOBAL BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                       FACE AMOUNT      VALUE
                                                      ------------   -----------
Four Times Square Trust, 00-4TS,
   Class C, 144A
   7.860%, due 04/15/15                                 $  500,000   $   535,891
Hilton Hotel Pool Trust, 00-HLTA,
   Class A1, 144A
   7.055%, due 10/03/15                                    278,327       286,480
JPMorgan Commercial Mortgage Finance Corp., 99-C8,
   Class A2
   7.400%, due 07/15/31                                     78,072        80,775
LB Commercial Conduit Mortgage Trust, 99-C1,
   Class A1
   6.410%, due 06/15/31                                      6,176         6,177
Mach One Trust Commercial Mortgage-Backed, 04-1A,
   Class A1, 144A
   3.890%, due 05/28/40                                    170,821       166,517
Morgan Stanley Capital I, 03-T11,
   Class A4
   5.150%, due 06/13/41                                    155,000       148,689
Morgan Stanley Dean Witter Capital I, 00-LIF2,
   Class A1
   6.960%, due 10/15/33                                      6,774         6,834
PNC Mortgage Acceptance Corp., 00-C1,
   Class A2
   7.610%, due 02/15/10                                    346,095       362,866
TIAA Retail Commercial Trust, 01- C1A,
   Class A2, 144A
   6.300%, due 06/19/21                                    128,009       128,897
                                                                     -----------
                                                                       3,433,951
                                                                     -----------
MORTGAGE & AGENCY DEBT SECURITIES -- 3.53%
Federal Home Loan Mortgage Corp.
   4.875%, due 02/17/09                                    105,000       103,619
Federal National Mortgage Association
   6.000%, due 05/15/08                                    320,000       322,904
   6.375%, due 08/15/07                               AUD1,160,000       863,647
   6.625%, due 09/15/09                                  2,000,000     2,067,696
Government National Mortgage Association
   6.500%, due 04/15/31                                    130,362       132,168
                                                                     -----------
                                                                       3,490,034
                                                                     -----------
US GOVERNMENT OBLIGATIONS -- 11.74%
US Treasury Bonds
   6.250%, due 05/15/30                                  2,665,000     3,018,528
   8.750%, due 05/15/17                                    280,000       361,266
US Treasury Notes
   4.250%, due 10/15/10                                  3,040,000     2,942,149
   5.000%, due 02/15/11                                  5,305,000     5,291,944
                                                                     -----------
                                                                      11,613,887
                                                                     -----------
Total US Bonds                                                        28,140,771
                                                                     -----------
INTERNATIONAL BONDS -- 50.28%
INTERNATIONAL CORPORATE BONDS -- 10.21%
AUSTRALIA -- 0.04%
Telstra Corp. Ltd.
   6.375%, due 06/29/11                               EUR   30,000   $    41,786
                                                                     -----------
FRANCE -- 2.15%
BNP Paribas 5.250%, due 12/17/12                      EUR  140,000       188,921
   5.625%, due 08/07/08                                    100,000       132,392
   5.750%, due 01/24/22                               GBP   80,000       153,220
Compagnie de Financement Foncier
   2.375%, due 01/29/09                               EUR  550,000       679,523
Credit Lyonnais S.A.+
   5.000%, due 11/15/12                                    210,000       272,715
France Telecom S.A.
   8.125%, due 01/28/33                                    270,000       450,190
Veolia Environnement
   4.875%, due 05/28/13                                    190,000       245,898
                                                                     -----------
                                                                       2,122,859
                                                                     -----------
GERMANY -- 2.52%
EuroHypo AG
   3.750%, due 11/05/08                               EUR  550,000       703,535
Kreditanstalt fuer Wiederaufbau
   4.750%, due 08/17/07                                    710,000       921,433
Landwirtschaftliche Rentenbank
   5.750%, due 01/21/15                               AUD1,210,000       872,013
                                                                     -----------
                                                                       2,496,981
                                                                     -----------
IRELAND -- 0.21%
Bank of Ireland
   6.450%, due 02/10/10                               EUR  150,000       206,618
                                                                     -----------
LUXEMBOURG -- 1.08%
Telecom Italia Finance S.A.
   6.575%, due 07/30/09                               EUR  600,000       815,819
   7.750%, due 01/24/33                                    170,000       257,251
                                                                     -----------
                                                                       1,073,070
                                                                     -----------
NETHERLANDS -- 1.62%
Bank Nederlandse Gemeenten NV
   6.250%, due 06/18/07                               AUD1,430,000     1,063,969
E.ON International Finance BV
   6.375%, due 05/29/12                               GBP  100,000       194,296
RWE Finance BV
   5.500%, due 10/26/07                               EUR  265,000       347,140
                                                                     -----------
                                                                       1,605,405
                                                                     -----------
SINGAPORE -- 0.07%
Singapore Telecommunications Ltd.
   6.000%, due 11/21/11                               EUR   50,000        69,018
                                                                     -----------
UNITED KINGDOM -- 2.52%
Anglian Water Services Financing PLC
   4.625%, due 10/07/13                               EUR   25,000        32,162
Barclays Bank PLC
   4.500%, due 03/04/19+                                   190,000       242,956
   5.750%, due 09/14/26                               GBP   80,000       155,688


--------------------------------------------------------------------------------
112

UBS GLOBAL BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                      FACE AMOUNT       VALUE
                                                    --------------   -----------
HBOS Treasury Services PLC
   4.750%, due 02/06/07                             EUR    195,000   $   251,414
Lloyds TSB Bank PLC
   5.875%, due 06/20/14                             GBP    210,000       400,989
   7.750%, due 06/18/07                                     35,000        66,291
National Westminster Bank PLC
   6.000%, due 01/21/10                             EUR    335,000       456,453
   6.500%, due 09/07/21                             GBP    110,000       226,726
Pearson PLC
   6.125%, due 02/01/07                             EUR    360,000       466,996
Travelers Insurance Co. Institutional
   Funding Ltd.
   5.750%, due 12/06/11                             GBP    100,000       188,502
                                                                     -----------
                                                                       2,488,177
                                                                     -----------
Total International Corporate Bonds                                   10,103,914
                                                                     -----------
INTERNATIONAL ASSET-BACKED SECURITIES -- 0.36%
UNITED KINGDOM -- 0.36%
Paragon Mortgages PLC, 7A,
   Class B1A, 144A+
   5.920%, due 05/15/43                                    100,000       100,131
Permanent Financing PLC, 04, Class 2C+
   6.020%, due 06/10/42                                    250,000       251,051
                                                                     -----------
                                                                         351,182
                                                                     -----------
INTERNATIONAL COMMERCIAL MORTGAGE-BACKED
   SECURITIES -- 0.23%
UNITED KINGDOM -- 0.23%
Granite Master Issuer PLC, 05-4,
   Class C4+
   3.443%, due 12/20/54                             EUR    180,000       230,183
                                                                     -----------
INTERNATIONAL MORTGAGE-BACKED
SECURITIES -- 0.29%
UNITED KINGDOM -- 0.29%
Whinstone Capital Management Ltd., 1X,
   Class B2+
   3.679%, due 10/25/45                             EUR    220,000       283,079
                                                                     -----------
FOREIGN GOVERNMENT BONDS -- 35.90%
AUSTRIA -- 1.47%
Republic of Austria
   5.875%, due 07/15/06                             EUR  1,135,000     1,453,299
                                                                     -----------
BELGIUM -- 1.22%
Government of Belgium
   5.750%, due 03/28/08                             EUR    910,000     1,205,801
                                                                     -----------
CANADA -- 1.16%
Government of Canada
   6.000%, due 06/01/08                             CAD  1,240,000     1,142,971
                                                                     -----------
FINLAND -- 0.39%
Government of Finland
   5.000%, due 07/04/07                             EUR    295,000       383,246
                                                                     -----------
FRANCE -- 8.49%
French Treasury Note
   3.500%, due 07/12/09                             EUR  4,935,000     6,272,585
Government of France
   5.500%, due 04/25/29                                  1,425,000     2,128,018
                                                                     -----------
                                                                       8,400,603
                                                                     -----------
GERMANY -- 9.71%
Bundesschatzanweisungen
   2.500%, due 09/22/06                             EUR  2,000,000   $ 2,555,053
Deutsche Bundesrepublik
   4.000%, due 01/04/37                                    220,000       266,680
   6.000%, due 01/04/07                                  2,800,000     3,630,100
   6.250%, due 01/04/24                                  1,985,000     3,156,094
                                                                     -----------
                                                                       9,607,927
                                                                     -----------
JAPAN -- 5.60%
Government of Japan
   1.500%, due 09/20/15                             JPY414,000,000     3,504,497
   1.900%, due 06/20/25                                247,000,000     2,036,692
                                                                     -----------
                                                                       5,541,189
                                                                     -----------
NETHERLANDS -- 1.58%
Government of Netherlands
   5.000%, due 07/15/11                             EUR  1,165,000     1,566,878
                                                                     -----------
SWEDEN -- 2.64%
Government of Sweden
   5.000%, due 01/28/09                             SEK 18,100,000     2,605,817
                                                                     -----------
UNITED KINGDOM -- 3.64%
UK Gilts
   4.750%, due 09/07/15                             GBP  1,275,000     2,361,384
   4.750%, due 03/07/20                                    665,000     1,240,440
                                                                     -----------
                                                                       3,601,824
                                                                     -----------
Total Foreign Government Bonds                                        35,509,555
                                                                     -----------
SOVEREIGN/SUPRANATIONAL BONDS -- 3.29%
Eurofima
   6.250%, due 12/28/18                             AUD  2,040,000     1,533,578
European Investment Bank
   4.000%, due 01/15/07                             EUR    660,000       846,812
   6.250%, due 04/15/14                             GBP    440,000       874,754
                                                                     -----------
                                                                       3,255,144
                                                                     -----------
Total International Bonds                                             49,733,057
                                                                     -----------
Total Bonds (Cost $77,584,631)                                        77,873,828
                                                                     -----------

                                                           SHARES
                                                         ---------
INVESTMENT COMPANY* -- 11.84%
UBS U.S. Securitized Mortgage Relationship Fund
   (Cost $11,134,101)                                      968,775    11,710,161
                                                                     -----------
SHORT-TERM INVESTMENT* -- 7.28%
OTHER* -- 7.28%
UBS Supplementary Trust -- U.S. Cash Management
   Prime Fund, yield of 5.21%
   (Cost $7,204,469)                                     7,204,469     7,204,469
                                                                     -----------
Total Investments -- 97.84%
   (Cost $95,923,201)                                                 96,788,458
Cash and other assets, less liabilities -- 2.16%                       2,139,242
                                                                     -----------
Net Assets -- 100.00%                                                $98,927,700
                                                                     ===========


--------------------------------------------------------------------------------
                                                                             113

UBS GLOBAL BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $96,663,104; and net unrealized appreciation consisted of:

Gross unrealized appreciation   $ 1,363,676
Gross unrealized depreciation    (1,238,322)
                                -----------
Net unrealized appreciation     $   125,354
                                ===========

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.

(a) Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.

(b) Security exempt from registration under Rule 144A Securities Act of 1933. These securities, which represent 0.79% of the net assets as of June 30, 2006 are considered illiquid and restricted.

(c) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of these securities amounted to $445,550 or 0.45% of net assets.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $2,633,631 or 2.66% of net assets.

*     Investment in affiliated mutual fund.

CDO   Collateralized Debt Obligation

CLO   Collateralized Loan Obligation

GSAMP Goldman Sachs Mortgage Securities Corp.

AUD   Australian Dollar

CAD   Canadian Dollar

EUR   Euro

GBP   British Pound

JPY   Japanese Yen

SEK   Swedish Krona

RESTRICTED SECURITIES

                                                                         ACQUISITION COST                MARKET VALUE
                                             ACQUISITION   ACQUISITION    AS A PERCENTAGE    MARKET    AS A PERCENTAGE
SECURITY                                        DATES         COST         OF NET ASSETS      VALUE     OF NET ASSETS
---------                                    -----------   -----------   ----------------   --------   ---------------
Ares VR CLO Ltd., 06-1A, Class D,
   6.898%, due 02/24/18                        02/16/06      $238,800          0.24%        $239,112        0.24%
Stanfield Veyron CLO Ltd., 06-1A, Class D,
   7.238%, due 07/15/18                        06/13/06       199,300          0.20          199,300        0.20
Tricadia CDO Ltd., 05-4A, Class B1L,
   8.550%, due 12/11/40                        12/01/05        99,500          0.10          100,000        0.10
Tricadia CDO Ltd., 06-6A, Class B1L,
   8.799%, due 11/05/41                        06/15/06       246,250          0.25          246,250        0.24


--------------------------------------------------------------------------------
114

UBS GLOBAL BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2006:

                                                                                         UNREALIZED
                                          CONTRACTS        IN EXCHANGE      MATURITY    APPRECIATION/
                                          TO DELIVER           FOR            DATES    (DEPRECIATION)
                                        -------------   -----------------   --------   --------------
Australian Dollar                           4,955,000   USD     3,832,321   11/20/06      $ 156,603
British Pound                               1,385,000   USD     2,599,853   11/20/06         30,429
Canadian Dollar                             1,010,000   USD       920,735   11/20/06         12,264
Euro                                        4,350,000   USD     5,622,071   11/20/06          7,801
Euro                                        1,743,588   JPY   251,700,000   11/20/06         (6,880)
Korean Won                              1,137,000,000   USD     1,182,546   08/23/06        (17,789)
United States Dollar                        2,846,538   CHF     3,405,000   11/20/06        (18,909)
United States Dollar                          431,797   DKK     2,490,000   11/20/06         (1,059)
United States Dollar                          657,465   EUR       515,000   11/20/06          7,213
United States Dollar                       12,212,320   JPY 1,322,500,000   11/20/06       (424,579)
United States Dollar                        1,203,302   KRW 1,137,000,000   08/23/06         (2,968)
United States Dollar                          784,679   SEK     5,650,000   11/20/06          9,418
United States Dollar                          927,357   SGD     1,440,000   11/20/06        (11,350)
United States Dollar                          882,766   THB    33,320,000   11/20/06        (10,180)
United States Dollar                        1,364,938   TWD    42,900,000   08/23/06        (31,887)
United States Dollar                        1,074,134   TWD    34,600,000   08/23/06          1,007
                                                                                          ---------
Net unrealized depreciation on
   forward foreign currency contracts                                                     $(300,866)
                                                                                          =========

Currency Type Abbreviations:

CHF   Swiss Franc
DKK   Danish Krone
EUR   Euro
JPY   Japanese Yen
KRW   Korean Won
SEK   Swedish Krona
SGD   Singapore Dollar
THB   Thailand Baht
TWD   New Taiwan Dollar
USD   United States Dollar

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
                                                                             115

UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS High Yield Fund (the "Fund") returned 4.48% (shares declined 0.27% after the deduction of the maximum sales charge), while Class Y shares returned 4.72%. The Fund's benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 4.24% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 118; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

CREDIT SPREADS TIGHTENED FOR MUCH OF PERIOD, WHILE INVESTORS' RISK TOLERANCE REMAINED HIGH

The past 12 months were positive for the high yield market despite a downturn during the second quarter of 2006 after a rather significant shift in market sentiment. The yield on noninvestment grade securities, such as those held by the Fund, did not change dramatically during the year, but the spread--the difference in yield between high yield securities and similarly-dated Treasuries--was quite narrow by historical measures, and tightened during the course of the period.

Tightening in spreads is often a positive trend for high yield bond investors. As corporate profitability improves, companies that may have previously had to offer higher coupon rates to attract investors are able to lower their interest payments on new bonds, or call or restructure existing debt. As a result, yields usually fall, spreads tighten, and the result is typically higher market prices for existing bonds. While this was the case during most of the reporting period, the tightening in spreads was primarily due to increases in Treasury bond yields, rather than a decrease in yields in the high yield sector.

This is significant insomuch as it was an indication of investors' appetite for risk during the reporting period. Yield-hungry investors were willing to invest in noninvestment grade securities, despite the higher degree of risk they entailed and the fact that yields in the comparatively safe Treasury market continued to rise. However, this came to a rather sudden halt beginning in May 2006. Investors' risk tolerance turned sharply downward, and the sector suffered as spreads widened in the final two months of the reporting period.

CREDIT-QUALITY RESTRUCTURING AND ISSUE SELECTION ADDED TO FUND'S RELATIVE
RETURNS

Throughout the year, we made a concerted effort to upgrade and diversify the portfolio's credit quality. Specifically, we have been concentrating on redeploying assets out of CCC-rated securities and into BB-rated issues. We believed that BB-rated bonds in aggregate offered more attractive valuations, and our analysis indicated that in the event of a flight to quality, such as the one that unfolded over May and June, the portfolio would be better positioned in terms of relative risk. The fund benefited, as BB-rated bonds have outperformed lower-rated securities during that time.

From an issue selection standpoint, holdings in a number of industries performed quite well versus the Index over the reporting period, particularly the gaming, chemical and food, beverage and tobacco industries. Our analysis indicated that all three industries appeared undervalued relative to other sectors of the high yield market, and we held sizable overweight positions in each.


--------------------------------------------------------------------------------
116

UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

HIGH YIELD MARKET STILL OFFERS POSITIVE FUNDAMENTALS

Although we expect volatility to continue as the US high yield market reacts to risk-averse activity in the equities and emerging markets, we continue to believe that fundamentals are solid for the market. The market consensus is that below-average default rates will continue into next year, companies may report in-line or better-than-expected operating results, and credit improvement may slow but not stop. This combination may draw investors back into the market and would generally be beneficial. Furthermore, we believe the market will now be focused on second-quarter earnings and, more importantly, on the outlook for the second half of the year. We continue to believe that any significant market sell-off could provide an opportunity to buy companies that continue to perform well at levels that provide good absolute and relative value.

CHANGE IN PORTFOLIO MANAGEMENT

A portfolio management change occurred after the date of this letter.

Marianne Rossi recently announced plans to leave UBS Global AM--Americas in October. UBS Global AM--Americas' high yield investment team is relocating to Chicago, and Ms. Rossi has decided to remain in New York City. Ms. Rossi had served as the portfolio manager of the Fund for many years and we wish her well. Shu-Yang Tan has taken over as the portfolio manager for the Fund.

Shu-Yang Tan is an Executive Director in Fixed Income Portfolio Management. Mr. Tan has been an investment professional with UBS Global Asset Management since 1995, a member of the high yield team since 2000, and portfolio manager of the Fund since 2006.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
                                                                             117

UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                                             1 YEAR     5 YEARS   INCEPTION*
                                                              ENDED      ENDED        TO
                                                            06/30/06   06/30/06    06/30/06
--------------------------------------------------------------------------------------------
UBS High Yield Fund Class A                                    4.48%     7.96%       5.28%
UBS High Yield Fund Class B                                    3.69       N/A        8.00
UBS High Yield Fund Class C                                    3.95       N/A        8.27
UBS High Yield Fund Class Y                                    4.72      8.22        5.92
UBS High Yield Fund Class A**                                 -0.27      6.97        4.63
UBS High Yield Fund Class B**                                 -1.13       N/A        7.68
UBS High Yield Fund Class C**                                  3.23       N/A        8.27
Merrill Lynch US High Yield Cash Pay Constrained Index***      4.24      8.50        5.77

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A SHARES IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C SHARES IS 11/07/01. INCEPTION DATE OF CLASS Y SHARES AND, FOR PURPOSES OF THIS ILLUSTRATION, THE MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX IS 09/30/97.

**   RETURNS INCLUDE SALES CHARGES.

*** THE MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX IS THE INDEX OF PUBLICLY PLACED NON-CONVERTIBLE, COUPON-BEARING US DOMESTIC DEBT WITH A TERM TO MATURITY OF AT LEAST ONE YEAR. THE INDEX IS MARKET WEIGHTED, SO THAT LARGER BOND ISSUERS HAVE A GREATER EFFECT ON THE INDEX'S RETURN. HOWEVER, THE REPRESENTATION OF ANY SINGLE BOND ISSUE IS RESTRICTED TO A MAXIMUM OF 2% OF THE TOTAL INDEX.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
118

UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $5,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS High Yield Fund Class A shares (adjusted for 4.50% maximum sales charge), Class Y shares, and the Merrill Lynch US High Yield Cash Pay Constrained Index, if you had invested $10,000 in Class A shares on December 31, 1998 or $5,000,000 in Class Y shares on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS HIGH YIELD FUND CLASS A VS. MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX

Wealth value with dividends reinvested

                                    [CHART]

                          MERRILL LYNCH
                          US HIGH YIELD
              UBS HIGH       CASH PAY
             YIELD FUND    CONSTRAINED
               CLASS A        INDEX
             ----------   -------------
12/31/1998    $ 9,550        $10,000
 1/31/1999    $ 9,780        $10,100
 2/28/1999    $ 9,818        $10,022
 3/31/1999    $ 9,923        $10,107
 4/30/1999    $10,067        $10,266
 5/31/1999    $ 9,856        $10,197
 6/30/1999    $ 9,809        $10,178
 7/31/1999    $ 9,799        $10,193
 8/31/1999    $ 9,749        $10,088
 9/30/1999    $ 9,710        $10,047
10/31/1999    $ 9,710        $ 9,989
11/30/1999    $ 9,907        $10,104
12/31/1999    $ 9,983        $10,157
 1/31/2000    $ 9,858        $10,107
 2/29/2000    $ 9,827        $10,114
 3/31/2000    $ 9,598        $ 9,969
 4/30/2000    $ 9,660        $ 9,972
 5/31/2000    $ 9,629        $ 9,862
 6/30/2000    $ 9,796        $10,030
 7/31/2000    $ 9,892        $10,102
 8/31/2000    $10,009        $10,224
 9/30/2000    $ 9,881        $10,164
10/31/2000    $ 9,572        $ 9,866
11/30/2000    $ 9,134        $ 9,557
12/31/2000    $ 9,442        $ 9,764
 1/31/2001    $ 9,934        $10,346
 2/28/2001    $10,027        $10,509
 3/31/2001    $ 9,852        $10,370
 4/30/2001    $ 9,852        $10,257
 5/31/2001    $ 9,922        $10,454
 6/30/2001    $ 9,572        $10,239
 7/31/2001    $ 9,682        $10,398
 8/31/2001    $ 9,767        $10,498
 9/30/2001    $ 9,134        $ 9,825
10/31/2001    $ 9,427        $10,114
11/30/2001    $ 9,866        $10,445
12/31/2001    $ 9,806        $10,373
 1/31/2002    $ 9,799        $10,431
 2/28/2002    $ 9,579        $10,331
 3/31/2002    $ 9,773        $10,576
 4/30/2002    $ 9,869        $10,744
 5/31/2002    $ 9,753        $10,686
 6/30/2002    $ 9,283        $10,066
 7/31/2002    $ 9,106        $ 9,692
 8/31/2002    $ 9,331        $ 9,912
 9/30/2002    $ 9,194        $ 9,769
10/31/2002    $ 9,204        $ 9,672
11/30/2002    $ 9,637        $10,237
12/31/2002    $ 9,689        $10,388
 1/31/2003    $ 9,850        $10,674
 2/28/2003    $ 9,942        $10,816
 3/31/2003    $10,232        $11,091
 4/30/2003    $10,668        $11,712
 5/31/2003    $10,682        $11,836
 6/30/2003    $10,927        $12,160
 7/31/2003    $10,826        $12,000
 8/31/2003    $11,019        $12,146
 9/30/2003    $11,244        $12,471
10/31/2003    $11,480        $12,725
11/30/2003    $11,588        $12,897
12/31/2003    $11,912        $13,194
 1/31/2004    $12,191        $13,400
 2/29/2004    $12,176        $13,398
 3/31/2004    $12,238        $13,492
 4/30/2004    $12,267        $13,396
 5/31/2004    $12,086        $13,181
 6/30/2004    $12,255        $13,373
 7/31/2004    $12,417        $13,555
 8/31/2004    $12,576        $13,801
 9/30/2004    $12,771        $13,992
10/31/2004    $13,002        $14,257
11/30/2004    $13,290        $14,401
12/31/2004    $13,461        $14,614
 1/31/2005    $13,481        $14,601
 2/28/2005    $13,694        $14,806
 3/31/2005    $13,300        $14,404
 4/30/2005    $12,999        $14,255
 5/31/2005    $13,197        $14,516
 6/30/2005    $13,438        $14,770
 7/31/2005    $13,674        $14,978
 8/31/2005    $13,742        $15,046
 9/30/2005    $13,570        $14,910
10/31/2005    $13,379        $14,779
11/30/2005    $13,419        $14,887
12/31/2005    $13,531        $15,031
 1/31/2006    $13,749        $15,208
 2/28/2006    $13,895        $15,351
 3/31/2006    $14,017        $15,413
 4/30/2006    $14,137        $14,627
 5/31/2006    $14,118        $14,571
 6/30/2006    $14,040        $14,461

12/31/98 = $9,550

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 4.50%.

UBS HIGH YIELD FUND CLASS Y VS. MERRILL LYNCH US HIGH YIELD CASH PAY CONSTRAINED INDEX

Wealth value with dividends reinvested

                                    [CHART]

                          MERRILL LYNCH
                          US HIGH YIELD
              UBS HIGH       CASH PAY
             YIELD FUND    CONSTRAINED
               CLASS Y        INDEX
             ----------   -------------
 9/30/1997   $5,000,000     $5,000,000
10/31/1997   $4,976,025     $5,029,343
11/30/1997   $5,026,168     $5,076,382
12/31/1997   $5,119,747     $5,121,738
 1/31/1998   $5,234,798     $5,198,302
 2/28/1998   $5,270,800     $5,219,274
 3/31/1998   $5,336,505     $5,265,131
 4/30/1998   $5,339,885     $5,289,242
 5/31/1998   $5,355,201     $5,327,410
 6/30/1998   $5,411,039     $5,353,114
 7/31/1998   $5,489,624     $5,383,412
 8/31/1998   $5,211,943     $5,150,035
 9/30/1998   $5,285,372     $5,158,815
10/31/1998   $5,252,237     $5,072,925
11/30/1998   $5,550,346     $5,305,210
12/31/1998   $5,514,142     $5,307,484
 1/31/1999   $5,646,747     $5,360,301
 2/28/1999   $5,674,372     $5,319,131
 3/31/1999   $5,735,150     $5,364,487
 4/30/1999   $5,818,027     $5,448,557
 5/31/1999   $5,701,998     $5,412,208
 6/30/1999   $5,674,372     $5,402,109
 7/31/1999   $5,668,675     $5,409,934
 8/31/1999   $5,640,190     $5,354,114
 9/30/1999   $5,623,098     $5,332,642
10/31/1999   $5,623,098     $5,301,889
11/30/1999   $5,737,041     $5,362,530
12/31/1999   $5,781,798     $5,390,599
 1/31/2000   $5,709,601     $5,364,259
 2/29/2000   $5,691,552     $5,367,808
 3/31/2000   $5,559,190     $5,291,244
 4/30/2000   $5,595,289     $5,292,654
 5/31/2000   $5,577,239     $5,234,105
 6/30/2000   $5,675,467     $5,323,543
 7/31/2000   $5,737,224     $5,361,848
 8/31/2000   $5,805,156     $5,426,584
 9/30/2000   $5,731,048     $5,394,557
10/31/2000   $5,551,953     $5,236,334
11/30/2000   $5,298,749     $5,072,242
12/31/2000   $5,482,566     $5,182,243
 1/31/2001   $5,767,551     $5,491,002
 2/28/2001   $5,828,619     $5,577,756
 3/31/2001   $5,726,839     $5,503,921
 4/30/2001   $5,720,054     $5,443,826
 5/31/2001   $5,767,551     $5,548,595
 6/30/2001   $5,571,770     $5,434,136
 7/31/2001   $5,635,246     $5,518,479
 8/31/2001   $5,684,616     $5,571,978
 9/30/2001   $5,317,867     $5,214,589
10/31/2001   $5,487,771     $5,368,217
11/30/2001   $5,735,281     $5,543,682
12/31/2001   $5,709,518     $5,505,605
 1/31/2002   $5,706,818     $5,536,358
 2/28/2002   $5,580,618     $5,483,086
 3/31/2002   $5,694,207     $5,613,331
 4/30/2002   $5,750,831     $5,702,588
 5/31/2002   $5,685,009     $5,671,744
 6/30/2002   $5,405,189     $5,342,332
 7/31/2002   $5,311,911     $5,144,166
 8/31/2002   $5,443,822     $5,260,855
 9/30/2002   $5,365,261     $5,184,791
10/31/2002   $5,372,076     $5,133,293
11/30/2002   $5,624,617     $5,433,362
12/31/2002   $5,664,894     $5,513,156
 1/31/2003   $5,750,743     $5,665,102
 2/28/2003   $5,805,429     $5,740,574
 3/31/2003   $5,984,048     $5,886,651
 4/30/2003   $6,239,045     $6,216,335
 5/31/2003   $6,248,067     $6,282,072
 6/30/2003   $6,382,473     $6,454,034
 7/31/2003   $6,334,613     $6,368,963
 8/31/2003   $6,448,914     $6,446,619
 9/30/2003   $6,581,803     $6,619,036
10/31/2003   $6,721,422     $6,753,649
11/30/2003   $6,786,054     $6,845,316
12/31/2003   $6,977,068     $7,002,448
 1/31/2004   $7,142,156     $7,111,903
 2/29/2004   $7,135,503     $7,110,720
 3/31/2004   $7,174,321     $7,160,989
 4/30/2004   $7,193,608     $7,109,856
 5/31/2004   $7,080,286     $6,995,760
 6/30/2004   $7,190,655     $7,097,664
 7/31/2004   $7,277,521     $7,194,517
 8/31/2004   $7,372,232     $7,324,763
 9/30/2004   $7,488,258     $7,426,347
10/31/2004   $7,635,750     $7,566,692
11/30/2004   $7,806,070     $7,643,120
12/31/2004   $7,908,000     $7,756,169
 1/31/2005   $7,911,712     $7,749,709
 2/28/2005   $8,048,643     $7,858,300
 3/31/2005   $7,820,000     $7,645,121
 4/30/2005   $7,646,931     $7,565,964
 5/31/2005   $7,765,027     $7,704,535
 6/30/2005   $7,896,969     $7,838,920
 7/31/2005   $8,037,209     $7,949,512
 8/31/2005   $8,078,670     $7,985,588
 9/30/2005   $7,979,392     $7,913,528
10/31/2005   $7,869,255     $7,843,697
11/30/2005   $7,894,030     $7,901,290
12/31/2005   $7,961,709     $7,977,581
 1/31/2006   $8,090,935     $8,071,751
 2/28/2006   $8,189,372     $8,147,633
 3/31/2006   $8,262,902     $8,180,569
 4/30/2006   $8,323,379     $7,763,043
 5/31/2006   $8,325,467     $7,733,518
 6/30/2006   $8,269,882     $7,675,101

9/30/97 = $5,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                             119

UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING          ENDING          EXPENSES PAID         EXPENSE
                                              ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*          RATIO
                                             JANUARY 1, 2006   JUNE 30, 2006   01/01/06 TO 06/30/06   DURING PERIOD
-------------------------------------------------------------------------------------------------------------------
Class A Actual                                  $1,000.00        $1,037.60             $6.06               1.20%
        Hypothetical
        (5% annual return before expenses)       1,000.00         1,018.84              6.01               1.20%

Class B Actual                                   1,000.00         1,033.80              9.83               1.95%
        Hypothetical
        (5% annual return before expenses)       1,000.00         1,015.12              9.74               1.95%

Class C Actual                                   1,000.00         1,035.00              8.58               1.70%
        Hypothetical
        (5% annual return before expenses)       1,000.00         1,016.36              8.50               1.70%

Class Y Actual                                   1,000.00         1,038.70              4.80               0.95%
        Hypothetical
        (5% annual return before expenses)       1,000.00         1,020.08              4.76               0.95%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
120

UBS HIGH YIELD FUND
--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                    PERCENTAGE OF
                                      NET ASSETS
-------------------------------------------------
Ford Motor Credit Co.
7.375%, due 10/28/09                     2.4%

AK Steel Corp.
7.750%, due 06/15/12                     1.6

General Motors Acceptance Corp.
7.250%, due 03/02/11                     1.5

Houghton Mifflin Co.
0.000%, due 10/15/13                     1.5

General Motors Corp.
7.200%, due 01/15/11                     1.4

Wheeling Island Gaming, Inc.
10.125%, due 12/15/09                    1.3

American Cellular Corp., Series B
10.000%, due 08/01/11                    1.3

Easton-Bell Sports, Inc.
8.375%, due 10/01/12                     1.2

CSC Holdings, Inc., Series B
8.125%, due 08/15/09                     1.2

Sinclair Broadcast Group, Inc.
8.000%, due 03/15/12                     1.2
-------------------------------------------------
Total                                   14.6%


--------------------------------------------------------------------------------
                                                                             121

UBS HIGH YIELD FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICAT`ION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
Bonds
US Bonds
US Corporate Bonds
   Aerospace & Defense                                                     1.30%
   Auto Loans                                                              3.91
   Auto Parts & Equipment                                                  2.32
   Automotive                                                              1.43
   Beverages                                                               1.07
   Building & Construction                                                 0.84
   Building Materials                                                      3.09
   Chemicals                                                               4.47
   Computer Hardware                                                       0.20
   Consumer Products                                                       4.09
   Containers & Packaging                                                  2.31
   Diversified Capital Goods                                               0.24
   Electric-Generation                                                     2.09
   Electric-Integrated                                                     0.98
   Electronics                                                             0.74
   Food & Drug Retailers                                                   2.51
   Food Wholesale                                                          1.73
   Gaming                                                                  9.78
   Gas Distribution                                                        1.80
   Health Care Services                                                    3.19
   Integrated Telecommunication Services                                   4.33
   Media-Broadcast                                                         3.96
   Media-Cable                                                             2.65
   Media-Services                                                          1.32
   Metals & Mining Excluding Steel                                         1.27
   Non-Food & Drug Retailers                                               4.05
   Office Equipment                                                        0.76
   Oil & Gas Exploration & Production                                      1.83
   Oil & Gas Refining & Marketing                                          0.69
   Paper & Forest Products                                                 2.60
   Printing and Publishing                                                 6.51
   Restaurants                                                             2.83
   Road & Rail                                                             0.76
   Software Services                                                       0.61
   Steel Producers Products                                                1.59
   Support Services                                                        1.02
   Textiles, Apparel & Luxury Goods                                        1.68
   Tobacco                                                                 0.57
   Transportation Excluding Air & Rail                                     0.74
   Wireless Telecommunication Services                                     1.33
                                                                         ------
Total US Corporate Bonds                                                  89.19
Asset-backed securities                                                    0.61
                                                                         ------
Total US Bonds                                                            89.80
International Bonds
International Corporate Bonds
   Building Products                                                       0.62%
   Chemicals                                                               2.58
   Food & Drug Retailers                                                   0.93
   Media-Diversified                                                       0.65
   Oil Field Equipment & Services                                          0.67
   Paper & Forest Products                                                 1.60
   Printing & Publishing                                                   0.92
   Wireless Telecommunication Services                                     0.54
                                                                         ------
Total International Corporate Bonds                                        8.51
Total Bonds                                                               98.31
Equities                                                                   0.00+
Warrants                                                                   0.00+
Short-Term Investment                                                      0.99
Total Investments                                                         99.30
Cash and other assets, less liabilities                                    0.70
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======

--------------------------------------------------------------------------------
+    AMOUNT REPRESENTS LESS THAN 0.005%.


--------------------------------------------------------------------------------
122

UBS HIGH YIELD FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE AMOUNT      VALUE
                                                        -----------   ----------
BONDS -- 98.31%
US BONDS -- 89.80%
US CORPORATE BONDS -- 89.19%
AAC Group Holding Corp. (a)
   0.000%, due 10/01/12                                  $1,100,000   $  858,000
Activant Solutions, Inc., 144A
   9.500%, due 05/01/16                                     200,000      193,500
Advanstar Communications, Inc.
   10.750%, due 08/15/10                                    750,000      804,375
Affinion Group, Inc., 144A
   10.125%, due 10/15/13                                    500,000      502,500
Ahern Rentals, Inc.
   9.250%, due 08/15/13                                     600,000      606,000
Ainsworth Lumber Co., Ltd.
   7.250%, due 10/01/12                                     750,000      615,000
AK Steel Corp.
   7.750%, due 06/15/12                                   1,600,000    1,568,000
American Cellular Corp., Series B
   10.000%, due 08/01/11                                  1,250,000    1,315,625
American Rock Salt Co. LLC
   9.500%, due 03/15/14                                     900,000      909,000
Ameripath, Inc.
   10.500%, due 04/01/13                                    800,000      839,000
AmeriQual Group LLC, 144A
   9.250%, due 04/01/12                                   1,000,000    1,015,000
ArvinMeritor, Inc.
   8.125%, due 09/15/15                                     850,000      786,250
Atlas Pipeline Partners LP, 144A
   8.125%, due 12/15/15                                     900,000      896,625
Baker & Taylor, Inc., 144A
   11.500%, due 07/01/13                                    400,000      400,000
BE Aerospace, Inc., Series B
   8.875%, due 05/01/11                                     375,000      388,125
Berry Plastics Corp.
   10.750%, due 07/15/12                                  1,000,000    1,082,500
Brookstone Co., Inc., 144A
   12.000%, due 10/15/12                                    550,000      484,000
Buckeye Technologies, Inc.
   8.000%, due 10/15/10                                     800,000      732,000
Buffets, Inc.
   11.250%, due 07/15/10                                    850,000      878,687
Cadmus Communications Corp.
   8.375%, due 06/15/14                                     750,000      742,500
Carriage Services, Inc.
   7.875%, due 01/15/15                                     715,000      697,125
Cellu Tissue Holdings, Inc.
   9.750%, due 03/15/10                                   1,050,000    1,023,750
Century Aluminum Co.
   7.500%, due 08/15/14                                     350,000      350,000
Cenveo Corp.
   7.875%, due 12/01/13                                     700,000      682,500
Chemtura Corp.
   6.875%, due 06/01/16                                     450,000      434,813
Chukchansi Economic Development Authority, 144A
   8.000%, due 11/15/13                                     550,000      553,438
Cincinnati Bell, Inc.
   8.375%, due 01/15/14                                  $1,000,000   $  985,000
Circus & Eldorado Joint Venture Corp.
   10.125%, due 03/01/12                                    500,000      528,125
Citizens Communications Co.
   9.000%, due 08/15/31                                     750,000      759,375
Clarke American Corp.
   11.750%, due 12/15/13                                    500,000      515,000
CMP Susquehanna Corp., 144A
   9.875%, due 05/15/14                                     625,000      581,250
Collins & Aikman Floor Cover, Series B
   9.750%, due 02/15/10                                     400,000      393,000
Comstock Resources, Inc.
   6.875%, due 03/01/12                                     500,000      466,875
Cooper-Standard Automotive, Inc.
   8.375%, due 12/15/14                                     925,000      729,594
CSC Holdings, Inc., Series B
   8.125%, due 08/15/09                                   1,175,000    1,195,562
Da-Lite Screen Co., Inc.
   9.500%, due 05/15/11                                     650,000      689,000
Deluxe Corp. 5.000%, due 12/15/12                           675,000      559,333
Dole Food Co., Inc.
   8.875%, due 03/15/11                                     500,000      468,750
Dycom Industries, Inc.
   8.125%, due 10/15/15                                     600,000      601,500
Dynegy Holdings, Inc., 144A
   8.375%, due 05/01/16                                     550,000      541,750
Easton-Bell Sports, Inc.
   8.375%, due 10/01/12                                   1,250,000    1,231,250
Energy Partners Ltd.
   8.750%, due 08/01/10                                     250,000      240,625
FastenTech, Inc.
   11.500%, due 05/01/11                                    850,000      867,000
Ford Motor Credit Co.
   7.375%, due 10/28/09                                   2,525,000    2,334,458
General Motors Acceptance Corp.
   7.250%, due 03/02/11                                   1,575,000    1,526,975
General Motors Corp.
   7.200%, due 01/15/11                                   1,600,000    1,416,000
Giant Industries, Inc.
   11.000%, due 05/15/12                                    625,000      678,125
Glatfelter, 144A
   7.125%, due 05/01/16                                     200,000      197,424
Gregg Appliances, Inc.
   9.000%, due 02/01/13                                     875,000      807,187
GSC Holdings Corp. 144A
   8.000%, due 10/01/12                                   1,000,000    1,000,000
Gulfmark Offshore, Inc.
   7.750%, due 07/15/14                                     750,000      731,250
Hercules, Inc.
   6.500%, due 06/30/29                                     825,000      652,781
Houghton Mifflin Co. (a)
   0.000%, due 10/15/13                                   1,750,000    1,443,750
Inergy LP/Inergy Finance Corp.
   8.250%, due 03/01/16                                     875,000      883,750


--------------------------------------------------------------------------------
                                                                             123

UBS HIGH YIELD FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE AMOUNT      VALUE
                                                        -----------   ----------
Ingles Markets, Inc. 8.875%, due 12/01/11                $  950,000   $  993,937
Insight Communications Co., Inc. (a)
   12.250%, due 02/15/11                                    625,000      660,938
Intelsat Subsidiary Holding Co. Ltd.
   8.625%, due 01/15/15                                     250,000      250,625
Interface, Inc.
   10.375%, due 02/01/10                                    900,000      984,375
Jacobs Entertainment Inc., 144A
   9.750%, due 06/15/14                                   1,000,000    1,005,000
Jacuzzi Brands, Inc.
   9.625%, due 07/01/10                                     625,000      660,156
Jafra Cosmetics International, Inc.
   10.750%, due 05/15/11                                    489,000      524,453
Kansas City Southern Railway Co.
   7.500%, due 06/15/09                                     750,000      750,000
Landry's Restaurants, Inc., Series B
   7.500%, due 12/15/14                                     850,000      779,875
Le-Natures, Inc., 144A
   10.000%, due 06/15/13                                  1,000,000    1,053,750
Levi Strauss & Co. 12.250%, due 12/15/12                  1,025,000    1,132,625
LIN Television Corp., Series B
   6.500%, due 05/15/13                                     625,000      570,313
Maax Holdings, Inc. (a)
   0.000%, due 12/15/12                                     375,000      146,250
Majestic Star Casino LLC
   9.500%, due 10/15/10                                     175,000      183,313
   9.750%, due 01/15/11, 144A                               525,000      526,313
Mediacom LLC
   9.500%, due 01/15/13                                     765,000      761,175
Midwest Generation LLC
   8.750%, due 05/01/34                                     750,000      795,000
Mirant Americas Generation LLC
   9.125%, due 05/01/31                                     500,000      485,000
Mirant North America LLC, 144A
   7.375%, due 12/31/13                                     500,000      482,500
MTR Gaming Group, Inc.,
   9.000%, due 06/01/12 144A                                425,000      426,594
   9.750%, due 04/01/10, Series B                           750,000      792,187
Nexstar Finance Holdings LLC (a)
   0.000%, due 04/01/13                                     675,000      546,750
Nexstar Finance, Inc.
   7.000%, due 01/15/14                                     500,000      455,000
NRG Energy, Inc.
   7.375%, due 02/01/16                                     750,000      731,250
Omnova Solutions, Inc.
   11.250%, due 06/01/10                                    750,000      795,000
Owens-Illinois, Inc.
   7.800%, due 05/15/18                                     700,000      658,000
Pantry, Inc.
   7.750%, due 02/15/14                                     900,000      891,000
Pathmark Stores, Inc.
   8.750%, due 02/01/12                                     500,000      475,000
Petro Stopping Centers LP
   9.000%, due 02/15/12                                     825,000      818,812
Pinnacle Foods Holding Corp.
   8.250%, due 12/01/13                                  $  750,000   $  736,875
Pokagon Gaming Authority, 144A
   10.375%, due 06/15/14                                    700,000      723,625
PolyOne Corp.
   10.625%, due 05/15/10                                    800,000      860,000
Poster Financial Group, Inc.
   8.750%, due 12/01/11                                     650,000      676,000
Prestige Brands, Inc.
   9.250%, due 04/15/12                                     750,000      735,000
Psychiatric Solutions, Inc. 144A
   7.750%, due 07/15/15                                     750,000      734,062
Qwest Corp.
   7.875%, due 09/01/11                                     350,000      354,375
R.H. Donnelley Corp., 144A
   8.875%, due 01/15/16                                   1,000,000    1,008,750
Rafaella Apparel Group, Inc., 144A
   11.250%, due 06/15/11                                    550,000      528,000
Restaurant Co.
   10.000%, due 10/01/13                                    525,000      480,375
Reynolds American, Inc., 144A
   7.250%, due 06/01/13                                     575,000      562,063
River Rock Entertainment Authority
   9.750%, due 11/01/11                                     750,000      789,375
Rockwood Specialties Group, Inc.
   10.625%, due 05/15/11                                    583,000      623,081
San Pasqual Casino, 144A
8.000%, due 09/15/13                                        750,000      748,125
Sanmina-SCI Corp.
   8.125%, due 03/01/16                                     750,000      731,250
Sbarro, Inc.
   11.000%, due 09/15/09                                    645,000      657,094
Seneca Gaming Corp.
   7.250%, due 05/01/12                                     750,000      726,563
Sensata Technologies BV, 144A
   8.000%, due 05/01/14                                     250,000      241,250
Sequa Corp.
   9.000%, due 08/01/09                                     850,000      896,750
Sheridan Group, Inc.
   10.250%, due 08/15/11                                    925,000      940,031
Sinclair Broadcast Group, Inc.
   8.000%, due 03/15/12                                   1,175,000    1,192,625
Sirius Satellite Radio, Inc.
   9.625%, due 08/01/13                                     600,000      562,500
Solo Cup Co.
   8.500%, due 02/15/14                                     625,000      540,625
Stanadyne Corp.
   10.000%, due 08/15/14                                    825,000      771,375
Technical Olympic USA, Inc.
   7.500%, due 01/15/15                                   1,000,000      832,500
Terra Capital, Inc.
   12.875%, due 10/15/08                                    925,000    1,047,562
Tunica-Biloxi Gaming Authority, 144A
   9.000%, due 11/15/15                                     650,000      666,250
Unisys Corp.
   8.000%, due 10/15/12                                     650,000      604,500


--------------------------------------------------------------------------------
124

UBS HIGH YIELD FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                        FACE AMOUNT      VALUE
                                                        -----------   -----------
Universal Hospital Services, Inc.
   10.125%, due 11/01/11                                $   850,000   $   884,000
Vertis, Inc., Series B
   10.875%, due 06/15/09                                    550,000       541,750
Wheeling Island Gaming, Inc.
   10.125%, due 12/15/09                                  1,275,000     1,318,031
Whiting Petroleum Corp.
   7.250%, due 05/01/12                                   1,150,000     1,104,000
Windstream Corp., 144A
   8.625%, due 08/01/16                                     425,000       434,563
Wornick Co.
   10.875%, due 07/15/11                                    500,000       503,750
Xerox Capital Trust I
   8.000%, due 02/01/27                                     750,000       752,812
Zeus Special Subsidiary Ltd., 144A (a)
   0.000%, due 02/01/15                                   1,300,000       897,000
                                                                      -----------
                                                                       88,124,680
                                                                      -----------
ASSET-BACKED SECURITIES -- 0.61%
GSAMP Trust, 06-S2, Class B2, 144A (a)
    7.000%, due 01/25/36                                   750,000       603,600
                                                                      -----------
INTERNATIONAL BONDS -- 8.51%
INTERNATIONAL CORPORATE BONDS -- 8.51%
CANADA -- 4.72%
Abitibi-Consolidated, Inc.
   6.950%, due 04/01/08                                     850,000       823,437
Jean Coutu Group, Inc.
   8.500%, due 08/01/14                                   1,000,000       920,000
MAAX Corp.
   9.750%, due 06/15/12                                     750,000       612,188
Millar Western Forest Products Ltd.
   7.750%, due 11/15/13                                   1,000,000       760,000
Quebecor Media, Inc., 144A
   7.750%, due 03/15/16                                     650,000       637,000
Quebecor World Capital Corp., 144A
   8.750%,due 03/15/16                                    1,000,000       912,500
                                                                      -----------
                                                                        4,665,125
                                                                      -----------
CAYMAN ISLANDS -- 0.67%
Bluewater Finance Ltd.
   10.250%, due 02/15/12                                    650,000       658,125
                                                                      -----------
FRANCE -- 1.05%
Rhodia S.A.
   10.250%, due 06/01/10                                    973,000     1,038,677
                                                                      -----------
LUXEMBOURG -- 0.54%
Wind Acquisition Finance S.A., 144A
   10.750%, due 12/01/15                                    500,000       531,250
                                                                      -----------
NETHERLANDS -- 0.96%
Montell Finance Co. BV, 144A
   8.100%, due 03/15/27                                   1,050,000       950,250
                                                                      -----------
UNITED KINGDOM -- 0.57%
Ineos Group Holdings PLC, 144A
   8.500%, due 02/15/16                                     600,000       561,750
                                                                      -----------
Total International Bonds                                               8,405,177
                                                                      -----------
Total Bonds                                                           97,133,457
   (Cost $99,110,710)                                                -----------

                                                           SHARES        VALUE
                                                        -----------   -----------
EQUITIES -- 0.00%
US EQUITIES (b)(c)(d) -- 0.00%
AEROSPACE & DEFENSE -- 0.00%
Sabreliner Corp.                                           8,400      $         0
                                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 0.00%
American Restaurant Group, Inc.                              972                0
                                                                      -----------
Total Equities (Cost $153,000)                                                  0
                                                                      -----------

                                                         NUMBER OF
                                                          WARRANTS
                                                        -----------
WARRANTS -- 0.00% (b)(c)(d)
Dayton Superior Corp., expires 6/15/09 (e)                    225               0
Knology, Inc., expires 10/15/07 (e)                        16,995               0
Pathnet, Inc., expires 04/15/08                             6,275               0
Pliant Corp., expires 06/01/10 (e)                            160               2
                                                                      -----------
Total Warrants (Cost $10)                                                       2
                                                                      -----------

                                                           SHARES
                                                        -----------
SHORT-TERM INVESTMENT -- 0.99%
OTHER* -- 0.99%
UBS Supplementary Trust --
   U.S. Cash Management Prime Fund,
   yield of 5.21%
   (Cost $982,605)                                        982,605         982,605
                                                                      -----------
Total Investments -- 99.30%
   (Cost $100,246,325)                                                 98,116,064
Cash and other assets, less                                               694,461
   liabilities -- 0.70%                                               -----------
Net Assets -- 100.00%                                                 $98,810,525
                                                                      ===========


--------------------------------------------------------------------------------
                                                                             125

UBS HIGH YIELD FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $100,317,713; and net unrealized depreciation consisted of:

Gross unrealized appreciation                                       $ 1,030,714
Gross unrealized depreciation                                        (3,232,363)
                                                                    -----------
Net unrealized depreciation                                         $(2,201,649)
                                                                    ===========

(a) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.

(b) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2006, the value of these securities amounted to $2 or 0.00% of net assets.

(c) Security is illiquid. These securities amounted to $2 or 0.00% of net assets at June 30, 2006.

(d)  Non-income producing security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of June 30, 2006, are considered illiquid and restricted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities amounted to $20,165,119 or 20.41% of net assets.

*    Investment in affiliated mutual fund.

GSAMP Goldman Sachs Mortgage Securities Corp.

RESTRICTED SECURITIES

                                                                      ACQUISITION COST            MARKET VALUE AS
                                          ACQUISITION   ACQUISITION    AS A PERCENTAGE   MARKET    A PERCENTAGE
SECURITY                                     DATES          COST        OF NET ASSETS     VALUE    OF NET ASSETS
--------                                  -----------   -----------   ----------------   ------   ---------------
Dayton Superior Corp., expires 06/15/09     08/07/00        $0              0.00%          $0           0.00%
Knology, Inc., expires 10/15/07             06/08/98         0              0.00            0           0.00
Pliant Corp., expires 06/01/10              10/20/00         0              0.00            2           0.00

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
126

UBS U.S. BOND FUND
--------------------------------------------------------------------------------

For the fiscal year ended June 30, 2006, Class A shares of UBS U.S. Bond Fund (the "Fund") declined 0.07% (shares declined 4.60% after the deduction of the maximum sales charge), while Class Y shares returned 0.14%. The Fund's benchmark, the Lehman Brothers US Aggregate Bond Index (the "Index"), declined 0.81% over the same time period. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 129; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Although the Fund's Class A shares recorded a slightly negative return during the reporting period, they did outperform the Index during what was an exceptionally difficult period for fixed income investors. The Fund's outperformance was due to a number of factors, including duration and yield curve positioning, sector allocation and security selection.

RISING YIELDS MADE FOR A CHALLENGING FIXED INCOME MARKET ENVIRONMENT

Throughout the Fund's reporting period, the Federal Reserve Board (the "Fed") continued its tightening campaign, raising short-term interest rates eight times during the reporting period, before pausing after the period ended. The Fed's 17 consecutive rate hikes were the longest on record in more than 50 years, driven primarily by concerns over inflation. In some of the Fed's more recent comments, the Board has pointed to elevated core inflation and the ongoing perceived risk of inflation as the rationale behind rate increases. This persistent increase in rates put significant upward pressure on yields throughout the reporting period. Treasury yields rose more dramatically on shorter-dated securities than those on the longer-end of the yield curve. The result was an exceptionally flat yield curve for much of the reporting period, with investors generally not being compensated for taking on the additional risk associated with longer-dated bonds.

In this environment, the Fund's short duration was particularly beneficial to relative performance. Duration measures a portfolio's sensitivity to interest rate changes, and in a rising rate environment, such as that characterized this fiscal year, maintaining a shorter duration relative to the Index was a key component of our active management strategy, and helped to limit losses.

SECTOR ALLOCATION AND SECURITY SELECTION WERE POSITIVE CONTRIBUTORS TO
PERFORMANCE

Throughout the reporting period, the Fund's sector allocation was beneficial to performance. We found that securitized sectors of the market offered the most attractive valuations, including asset-backed securities (ABS), mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). Within the MBS sector, we found particular value in hybrid adjustable rate mortgages, which combine a fixed rate for an initial period with a variable rate thereafter. The Fund held overweight positions in all three sectors relative to the Index, which was a definite benefit to performance.

Also adding to performance were the Fund's underweight positions in corporate bonds and high-quality government sectors. We believe corporate bonds as a sector are not sufficiently compensating investors for the market risk they entail. Regarding Treasuries, we favored Treasury Inflation Protected securities
(TIPs) to other government securities. Although TIPs did not appear undervalued on an absolute basis, our analysis showed that they remained attractive relative to nominal Treasuries.

ENHANCED MANAGEMENT STRATEGY APPROVED

Near the end of the Fund's fiscal year, the Board of Trustees approved an enhancement to the Fund's management strategy, which allows the Fund to invest up to 20% of its net assets in any combination of high yield securities, emerging market fixed income securities and fixed income securities of foreign issuers. This change will enable the Fund to pursue investment opportunities across a more diverse range of markets and securities, and aligns the Fund's investment strategy more closely with those of its peers. We found limited investment opportunities to implement the enhanced strategy, and as a result, it had limited impact during the reporting period.

DESPITE MIXED SIGNALS, OUTLOOK FOR ECONOMY REMAINS POSITIVE

The current economic backdrop is one of mixed and sometimes contradictory signals. Employment and corporate profitability both remain quite robust, but a softening housing market and moderate levels of inflation are both areas that could pose future problems. We tend to believe that core inflation is generally under control, although it may continue to


--------------------------------------------------------------------------------
                                                                             127

UBS U.S. BOND FUND
--------------------------------------------------------------------------------

garner attention over the short term. In terms of overall economic growth, we anticipate that gross domestic product will return to trend-like growth levels into 2007, and that a "hard landing" for the economy is relatively unlikely. Within the Fund, we have de-emphasized our defensive stance, and will continue to seek out attractively valued sectors of the market, with an eye toward controlling risk and maintaining diversification within the portfolio.

--------------------------------------------------------------------------------
THIS LETTER IS INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING HOW THE FUND PERFORMED DURING THE FISCAL YEAR ENDED JUNE 30, 2006. THE VIEWS AND OPINIONS IN THE LETTER WERE CURRENT AS OF AUGUST 15, 2006. THEY ARE NOT GUARANTEES OF PERFORMANCE OR INVESTMENT RESULTS AND SHOULD NOT BE TAKEN AS INVESTMENT ADVICE. INVESTMENT DECISIONS REFLECT A VARIETY OF FACTORS, AND WE RESERVE THE RIGHT TO CHANGE OUR VIEWS ABOUT INDIVIDUAL SECURITIES, SECTORS AND MARKETS AT ANY TIME. AS A RESULT, THE VIEWS EXPRESSED SHOULD NOT BE RELIED UPON AS A FORECAST OF THE FUND'S FUTURE INVESTMENT INTENT.

WE ENCOURAGE YOU TO CONSULT YOUR FINANCIAL ADVISOR REGARDING YOUR PERSONAL INVESTMENT PROGRAM.

MUTUAL FUNDS ARE SOLD BY PROSPECTUS ONLY. YOU SHOULD READ IT CAREFULLY AND CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, EXPENSES AND OTHER IMPORTANT INFORMATION CONTAINED IN THE PROSPECTUS BEFORE INVESTING. PROSPECTUSES FOR MOST OF OUR FUNDS CAN BE OBTAINED FROM YOUR FINANCIAL ADVISOR, BY CALLING UBS FUNDS AT 800-647 1568 OR BY VISITING OUR WEB SITE AT www.ubs.com/globalam-us.


--------------------------------------------------------------------------------
128

UBS U.S. BOND FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (UNAUDITED)

                                              1 YEAR     5 YEARS   10 YEARS   INCEPTION*
                                               ENDED      ENDED      ENDED        TO
                                             06/30/06   06/30/06   06/30/06    06/30/06
----------------------------------------------------------------------------------------
UBS U.S. Bond Fund Class A                    -0.07%      4.61%       N/A        5.53%
UBS U.S. Bond Fund Class B                    -0.93        N/A        N/A        2.62
UBS U.S. Bond Fund Class C                    -0.67        N/A        N/A        2.86
UBS U.S. Bond Fund Class Y                     0.14       4.83       6.04%       5.91
UBS U.S. Bond Fund Class A**                  -4.60       3.64        N/A        4.99
UBS U.S. Bond Fund Class B**                  -5.71        N/A        N/A        2.25
UBS U.S. Bond Fund Class C**                  -1.39        N/A        N/A        2.86
Lehman Brothers US Aggregate Bond Index***    -0.81       4.97       6.22        6.11

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A SHARES IS 06/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 08/31/95.

**   RETURNS INCLUDE SALES CHARGES.

*** THE LEHMAN BROTHERS US AGGREGATE INDEX IS AN UNMANAGED INDEX OF INVESTMENT GRADE FIXED RATE DEBT ISSUES, INCLUDING CORPORATE, GOVERNMENT, TREASURY, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES WITH MATURITIES OF AT LEAST ONE YEAR.

     THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEES AND LOADS, WHICH MAY RESULT IN LOWER PERFORMANCE THAN CLASS Y.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
                                                                             129

UBS U.S. BOND FUND
--------------------------------------------------------------------------------

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 IN CLASS A SHARES (ADJUSTED FOR MAXIMUM SALES CHARGE) AND $10,000,000 IN CLASS Y SHARES (UNAUDITED)

The following two charts show the growth in the value of an investment in UBS U.S. Bond Fund Class A shares (adjusted for 4.50% maximum sales charge), Class Y shares and the Lehman Brothers US Aggregate Bond Index, if you had invested $10,000 in Class A shares on June 30, 1997 or $10,000,000 in Class Y shares on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 2006. The performance of Class B and Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

UBS U.S. BOND FUND CLASS A VS. LEHMAN BROTHERS US AGGREGATE BOND INDEX

Wealth value with dividends reinvested

                                     [CHART]

                             LEHMAN BROTHERS
             UBS U.S. BOND     US AGGREGATE
              FUND CLASS A      BOND INDEX
             -------------   ---------------
 6/30/1997      $ 9,552          $10,000
 7/31/1997      $ 9,851          $10,270
 8/31/1997      $ 9,757          $10,183
 9/30/1997      $ 9,888          $10,333
10/31/1997      $10,028          $10,482
11/30/1997      $10,056          $10,530
12/31/1997      $10,175          $10,636
 1/31/1998      $10,293          $10,772
 2/28/1998      $10,283          $10,764
 3/31/1998      $10,312          $10,800
 4/30/1998      $10,361          $10,856
 5/31/1998      $10,460          $10,960
 6/30/1998      $10,536          $11,053
 7/31/1998      $10,546          $11,076
 8/31/1998      $10,716          $11,256
 9/30/1998      $10,905          $11,520
10/31/1998      $10,895          $11,459
11/30/1998      $10,975          $11,524
12/31/1998      $11,014          $11,559
 1/31/1999      $11,107          $11,641
 2/28/1999      $10,911          $11,437
 3/31/1999      $10,983          $11,500
 4/30/1999      $11,014          $11,537
 5/31/1999      $10,890          $11,435
 6/30/1999      $10,840          $11,399
 7/31/1999      $10,777          $11,351
 8/31/1999      $10,755          $11,345
 9/30/1999      $10,882          $11,477
10/31/1999      $10,882          $11,519
11/30/1999      $10,903          $11,518
12/31/1999      $10,855          $11,463
 1/31/2000      $10,810          $11,425
 2/29/2000      $10,933          $11,563
 3/31/2000      $11,055          $11,716
 4/30/2000      $10,988          $11,682
 5/31/2000      $10,944          $11,676
 6/30/2000      $11,196          $11,919
 7/31/2000      $11,297          $12,027
 8/31/2000      $11,442          $12,202
 9/30/2000      $11,521          $12,278
10/31/2000      $11,566          $12,360
11/30/2000      $11,779          $12,562
12/31/2000      $11,996          $12,795
 1/31/2001      $12,174          $13,004
 2/28/2001      $12,281          $13,117
 3/31/2001      $12,352          $13,183
 4/30/2001      $12,257          $13,128
 5/31/2001      $12,329          $13,208
 6/30/2001      $12,378          $13,258
 7/31/2001      $12,702          $13,554
 8/31/2001      $12,834          $13,709
 9/30/2001      $13,001          $13,869
10/31/2001      $13,247          $14,159
11/30/2001      $13,065          $13,964
12/31/2001      $12,983          $13,875
 1/31/2002      $13,078          $13,988
 2/28/2002      $13,203          $14,123
 3/31/2002      $12,956          $13,888
 4/30/2002      $13,231          $14,157
 5/31/2002      $13,340          $14,278
 6/30/2002      $13,420          $14,401
 7/31/2002      $13,526          $14,575
 8/31/2002      $13,760          $14,821
 9/30/2002      $13,933          $15,061
10/31/2002      $13,884          $14,992
11/30/2002      $13,882          $14,989
12/31/2002      $14,147          $15,298
 1/31/2003      $14,156          $15,311
 2/28/2003      $14,338          $15,523
 3/31/2003      $14,333          $15,511
 4/30/2003      $14,447          $15,639
 5/31/2003      $14,683          $15,931
 6/30/2003      $14,651          $15,899
 7/31/2003      $14,175          $15,365
 8/31/2003      $14,268          $15,467
 9/30/2003      $14,647          $15,876
10/31/2003      $14,509          $15,728
11/30/2003      $14,550          $15,766
12/31/2003      $14,679          $15,926
 1/31/2004      $14,799          $16,054
 2/29/2004      $14,929          $16,228
 3/31/2004      $15,033          $16,350
 4/30/2004      $14,682          $15,924
 5/31/2004      $14,597          $15,860
 6/30/2004      $14,677          $15,950
 7/31/2004      $14,810          $16,108
 8/31/2004      $15,069          $16,415
 9/30/2004      $15,122          $16,460
10/31/2004      $15,231          $16,598
11/30/2004      $15,128          $16,465
12/31/2004      $15,241          $16,617
 1/31/2005      $15,303          $16,721
 2/28/2005      $15,235          $16,623
 3/31/2005      $15,181          $16,537
 4/30/2005      $15,328          $16,761
 5/31/2005      $15,454          $16,942
 6/30/2005      $15,516          $17,035
 7/31/2005      $15,422          $16,880
 8/31/2005      $15,564          $17,096
 9/30/2005      $15,445          $16,920
10/31/2005      $15,360          $16,786
11/30/2005      $15,422          $16,860
12/31/2005      $15,525          $17,021
 1/31/2006      $15,532          $17,022
 2/28/2006      $15,571          $17,078
 3/31/2006      $15,476          $16,910
 4/30/2006      $15,473          $16,880
 5/31/2006      $15,465          $16,862
 6/30/2006      $15,505          $16,898

6/30/97 = $9,550

THE FUND'S GROWTH OF AN ASSUMED $10,000 INVESTMENT IS ADJUSTED FOR THE MAXIMUM SALES CHARGE OF 4.50%.

UBS U.S. BOND FUND CLASS Y VS. LEHMAN BROTHERS US AGGREGATE BOND INDEX

Wealth value with dividends reinvested

                                     [CHART]

                             LEHMAN BROTHERS
             UBS U.S. BOND     US AGGREGATE
              FUND CLASS Y      BOND INDEX
             -------------   ---------------
 8/31/1995    $10,000,000      $10,000,000
 9/30/1995    $10,090,000      $10,097,000
10/31/1995    $10,240,000      $10,228,260
11/30/1995    $10,400,000      $10,381,685
12/31/1995    $10,549,321      $10,527,027
 1/31/1996    $10,610,714      $10,596,507
 2/29/1996    $10,385,607      $10,412,127
 3/31/1996    $10,313,982      $10,339,242
 4/30/1996    $10,232,125      $10,281,343
 5/31/1996    $10,201,429      $10,260,779
 6/30/1996    $10,359,970      $10,398,685
 7/31/1996    $10,391,269      $10,426,761
 8/31/1996    $10,328,671      $10,409,035
 9/30/1996    $10,547,764      $10,590,569
10/31/1996    $10,819,023      $10,826,103
11/30/1996    $11,090,281      $11,011,230
12/31/1996    $10,921,688      $10,908,825
 1/31/1997    $10,943,379      $10,942,643
 2/28/1997    $10,965,071      $10,969,999
 3/31/1997    $10,813,230      $10,848,232
 4/30/1997    $10,986,762      $11,010,522
 5/31/1997    $11,095,220      $11,114,681
 6/30/1997    $11,235,583      $11,246,501
 7/31/1997    $11,586,695      $11,550,112
 8/31/1997    $11,487,944      $11,451,937
 9/30/1997    $11,641,556      $11,620,967
10/31/1997    $11,806,140      $11,789,005
11/30/1997    $11,839,056      $11,842,764
12/31/1997    $11,974,576      $11,961,902
 1/31/1998    $12,113,412      $12,115,014
 2/28/1998    $12,113,412      $12,105,322
 3/31/1998    $12,148,120      $12,146,480
 4/30/1998    $12,205,969      $12,209,642
 5/31/1998    $12,321,665      $12,325,634
 6/30/1998    $12,426,142      $12,430,401
 7/31/1998    $12,437,887      $12,456,506
 8/31/1998    $12,649,296      $12,659,546
 9/30/1998    $12,872,450      $12,955,779
10/31/1998    $12,825,470      $12,887,115
11/30/1998    $12,919,430      $12,960,571
12/31/1998    $12,976,745      $12,999,452
 1/31/1999    $13,086,717      $13,091,749
 2/28/1999    $12,866,773      $12,862,643
 3/31/1999    $12,952,307      $12,933,388
 4/30/1999    $12,988,964      $12,974,775
 5/31/1999    $12,854,553      $12,860,597
 6/30/1999    $12,795,278      $12,819,443
 7/31/1999    $12,733,045      $12,765,601
 8/31/1999    $12,695,704      $12,759,218
 9/30/1999    $12,857,512      $12,907,225
10/31/1999    $12,869,959      $12,954,981
11/30/1999    $12,894,853      $12,953,687
12/31/1999    $12,841,693      $12,891,509
 1/31/2000    $12,789,063      $12,848,966
 2/29/2000    $12,933,795      $13,004,439
 3/31/2000    $13,091,685      $13,176,098
 4/30/2000    $13,012,740      $13,137,887
 5/31/2000    $12,960,110      $13,131,317
 6/30/2000    $13,273,374      $13,404,449
 7/31/2000    $13,379,561      $13,526,430
 8/31/2000    $13,565,388      $13,722,563
 9/30/2000    $13,658,301      $13,809,015
10/31/2000    $13,711,395      $13,900,269
11/30/2000    $13,976,862      $14,127,614
12/31/2000    $14,230,758      $14,389,737
 1/31/2001    $14,456,419      $14,624,952
 2/28/2001    $14,597,458      $14,752,379
 3/31/2001    $14,682,081      $14,826,407
 4/30/2001    $14,569,250      $14,764,863
 5/31/2001    $14,653,873      $14,854,052
 6/30/2001    $14,715,301      $14,910,097
 7/31/2001    $15,099,178      $15,243,441
 8/31/2001    $15,255,573      $15,418,101
 9/30/2001    $15,454,621      $15,597,675
10/31/2001    $15,765,326      $15,924,134
11/30/2001    $15,523,897      $15,704,556
12/31/2001    $15,428,880      $15,604,723
 1/31/2002    $15,558,488      $15,731,059
 2/28/2002    $15,710,601      $15,883,492
 3/31/2002    $15,420,453      $15,619,318
 4/30/2002    $15,750,181      $15,922,227
 5/31/2002    $15,882,081      $16,057,487
 6/30/2002    $15,981,037      $16,196,400
 7/31/2002    $16,110,537      $16,391,761
 8/31/2002    $16,391,237      $16,668,487
 9/30/2002    $16,601,110      $16,938,499
10/31/2002    $16,530,959      $16,861,277
11/30/2002    $16,546,858      $16,856,825
12/31/2002    $16,866,105      $17,204,986
 1/31/2003    $16,880,108      $17,219,697
 2/28/2003    $17,083,723      $17,458,069
 3/31/2003    $17,081,414      $17,444,573
 4/30/2003    $17,236,963      $17,588,561
 5/31/2003    $17,520,885      $17,916,499
 6/30/2003    $17,486,691      $17,880,918
 7/31/2003    $16,907,092      $17,279,761
 8/31/2003    $17,037,726      $17,394,448
 9/30/2003    $17,493,318      $17,854,861
10/31/2003    $17,317,382      $17,688,454
11/30/2003    $17,386,427      $17,730,746
12/31/2003    $17,528,339      $17,911,174
 1/31/2004    $17,674,851      $18,055,306
 2/29/2004    $17,850,634      $18,250,663
 3/31/2004    $17,978,681      $18,387,471
 4/30/2004    $17,550,623      $17,908,992
 5/31/2004    $17,471,520      $17,837,302
 6/30/2004    $17,557,552      $17,938,084
 7/31/2004    $17,724,157      $18,115,903
 8/31/2004    $18,041,394      $18,461,501
 9/30/2004    $18,110,155      $18,511,549
10/31/2004    $18,244,889      $18,666,770
11/30/2004    $18,108,839      $18,517,883
12/31/2004    $18,247,955      $18,688,303
 1/31/2005    $18,326,282      $18,805,573
 2/28/2005    $18,264,918      $18,694,656
 3/31/2005    $18,188,000      $18,598,547
 4/30/2005    $18,367,313      $18,850,242
 5/31/2005    $18,521,979      $19,054,183
 6/30/2005    $18,603,000      $19,158,086
 7/31/2005    $18,494,052      $18,983,824
 8/31/2005    $18,668,589      $19,227,177
 9/30/2005    $18,527,854      $19,028,964
10/31/2005    $18,444,929      $18,878,426
11/30/2005    $18,502,849      $18,961,962
12/31/2005    $18,649,000      $19,142,170
 1/31/2006    $18,661,364      $19,143,252
 2/28/2006    $18,693,821      $19,206,799
 3/31/2006    $18,601,119      $19,018,324
 4/30/2006    $18,601,657      $18,983,845
 5/31/2006    $18,595,831      $18,963,591
 6/30/2006    $18,629,422      $19,003,790

8/31/95 = $10,000,000

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE, AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.


--------------------------------------------------------------------------------
130

UBS U.S. BOND FUND
--------------------------------------------------------------------------------

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                                   BEGINNING         ENDING      DURING PERIOD*      EXPENSE
                                                ACCOUNT VALUE    ACCOUNT VALUE     01/01/06 TO        RATIO
                                               JANUARY 1, 2006   JUNE 30, 2006      06/30/06      DURING PERIOD
---------------------------------------------------------------------------------------------------------------
Class A   Actual                                  $1,000.00        $  998.70          $4.21           0.85%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,020.58           4.26           0.85%

Class B   Actual                                   1,000.00           994.00           7.91           1.60%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,016.86           8.00           1.60%

Class C   Actual                                   1,000.00           995.30           6.68           1.35%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,018.10           6.76           1.35%

Class Y   Actual                                   1,000.00           999.00           2.97           0.60%
          Hypothetical
          (5% annual return before expenses)       1,000.00         1,021.82           3.01           0.60%

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED NET EXPENSE RATIOS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).


--------------------------------------------------------------------------------
                                                                             131

UBS U.S. BOND FUND
--------------------------------------------------------------------------------

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2006 (UNAUDITED)

                                                                   PERCENTAGE OF
                                                                     NET ASSETS
--------------------------------------------------------------------------------
US Treasury Note
4.500%, due 11/15/15                                                    6.7%
US Treasury Bond
8.500%, due 02/15/20                                                    2.4
US Treasury Bond
8.875%, due 02/15/19                                                    2.4
US Treasury Bond
8.750%, due 05/15/17                                                    2.2
US Treasury Note
4.750%, due 03/31/11                                                    2.1
Federal National Mortgage Association
5.500%, due 03/15/11                                                    2.0
US Treasury Bond
6.250%, due 08/15/23                                                    1.9
Ford Motor Credit Co.
5.800%, due 01/12/09                                                    1.8
US Treasury Inflation Indexed Bonds (TIPS)
2.000%, due 07/15/14                                                    1.7
Federal National Mortgage Association
5.000%, TBA                                                             1.6
--------------------------------------------------------------------------------
Total                                                                  24.8%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS AS OF JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Bonds
US Bonds
US Corporate Bonds
Aerospace & Defense                                                        0.09%
Automobiles                                                                0.37
Beverages                                                                  0.25
Capital Markets                                                            0.88
Chemicals                                                                  0.15
Commercial Banks                                                           1.57
Commercial Services & Supplies                                             0.21
Consumer Finance                                                           1.24
Diversified Financial Services                                             3.87
Diversified Telecommunication Services                                     0.71
Electric Utilities                                                         0.59
Food & Staples Retailing                                                   0.10
Food Products                                                              0.30
Gas Utilities                                                              0.08
Insurance                                                                  0.30
IT Services                                                                0.11
Media                                                                      0.36
Multi-Utilities & Unregulated Power                                        0.08
Oil & Gas                                                                  0.51
Personal Products                                                          0.11
Pharmaceuticals                                                            0.20
Real Estate                                                                0.20
Road & Rail                                                                0.31
Thrifts & Mortgage Finance                                                 0.56%
Wireless Telecommunication Services                                        0.11
                                                                         ------
Total US Corporate Bonds                                                  13.26
Asset-Backed Securities                                                    3.67
Commercial Mortgage-Backed Securities                                      5.69
Mortgage & Agency Debt Securities                                         37.69
US Government Obligations                                                 20.64
                                                                         ------
Total US Bonds                                                            80.95*
International Bonds
International Corporate Bonds
Aerospace & Defense                                                        0.08
Commercial Banks                                                           0.14
Diversified Telecommunication Services                                     0.14
                                                                         ------
Total International Corporate Bonds                                        0.36
Sovereign/SupraNational Bond                                               0.07
                                                                         ------
Total International Bonds                                                  0.43
Total Bonds                                                               81.38
Investment Companies                                                      15.93
Short-Term Investments                                                     5.78
Options Purchased                                                          0.09
                                                                         ------
Total Investments                                                        103.18
Liabilities, in excess of cash and other assets                           (3.18)
                                                                         ------
Net Assets                                                               100.00%
                                                                         ======

--------------------------------------------------------------------------------
* THE FUND HELD A LONG POSITION IN US TREASURY FUTURES WHICH INCREASED THE FUND'S US BOND EXPOSURE FROM 80.95% TO 80.96%.


--------------------------------------------------------------------------------
132

UBS U.S. BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT        VALUE
                                                         ----------   ----------
BONDS--81.38%
US BONDS--80.95%
US CORPORATE BONDS--13.26%
Allstate Corp.
   7.200%, due 12/01/09                                  $  100,000   $  104,650
American General Finance Corp.
   5.375%, due 10/01/12                                     180,000      175,130
AT&T Corp.
   8.000%, due 11/15/31                                     175,000      200,918
AT&T Wireless
   8.750%, due 03/01/31                                     130,000      159,383
AvalonBay Communities, Inc. REIT
   7.500%, due 08/01/09                                      95,000       99,557
Avon Products, Inc.
   7.150%, due 11/15/09                                     150,000      156,640
Bank of America Corp.
   7.400%, due 01/15/11                                     440,000      468,167
Bank One Corp.
   7.875%, due 08/01/10                                     345,000      371,233
BellSouth Corp.
   6.550%, due 06/15/34                                     125,000      119,027
Boeing Capital Corp.
   7.375%, due 09/27/10                                     150,000      159,372
Bristol-Myers Squibb Co.
   5.750%, due 10/01/11                                     110,000      109,707
Burlington Northern Santa Fe Corp.
   7.082%, due 05/13/29                                     200,000      216,998
C.S. First Boston USA, Inc.
   3.875%, due 01/15/09                                     105,000      100,722
   6.500%, due 01/15/12                                     180,000      185,733
Capital One Financial Corp.
   5.500%, due 06/01/15                                     170,000      160,780
Cendant Corp.
   6.250%, due 01/15/08                                     180,000      181,617
Citigroup, Inc.
   5.625%, due 08/27/12                                     975,000      963,321
Comcast Cable Communications, Inc
   6.750%, due 01/30/11                                     425,000      438,570
Computer Sciences Corp.
   3.500%, due 04/15/08                                     165,000      158,486
ConAgra Foods, Inc.
   6.750%, due 09/15/11                                     100,000      103,077
Coors Brewing Co.
   6.375%, due 05/15/12                                     135,000      137,382
Countrywide Home Loans, Inc.
   3.250%, due 05/21/08                                     215,000      205,709
DaimlerChrysler N.A. Holding Corp.
   4.050%, due 06/04/08                                     530,000      512,434
Devon Financing Corp. ULC
   6.875%, due 09/30/11                                     260,000      270,322
Dominion Resources, Inc.
   5.950%, due 06/15/35                                     130,000      116,555
EOP Operating LP
   7.250%, due 06/15/28                                     165,000      168,647
Erac USA Finance Co., 144A
   8.000%, due 01/15/11                                     200,000      216,083
FirstEnergy Corp., Series B
   6.450%, due 11/15/11                                  $  105,000   $  106,840
First Union National
   7.800%, due 08/18/10                                     345,000      369,238
Ford Motor Credit Co.
   5.800%, due 01/12/09                                   2,695,000    2,462,066
General Electric Capital Corp.
   6.000%, due 06/15/12                                   1,145,000    1,158,153
   6.750%, due 03/15/32                                     140,000      149,439
General Motors Acceptance Corp.
   6.875%, due 09/15/11                                     510,000      486,622
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                     500,000      519,542
HSBC Bank USA N.A
   5.625%, due 08/15/35                                     265,000      233,911
HSBC Finance Corp.
   6.750%, due 05/15/11                                     295,000      306,016
ICI Wilmington, Inc.
   4.375%, due 12/01/08                                     220,000      212,315
International Lease Finance Corp.
   3.500%, due 04/01/09                                     300,000      283,081
John Deere Capital Corp.
   7.000%, due 03/15/12                                     145,000      153,083
JPMorgan Chase & Co.
   6.750%, due 02/01/11                                     225,000      233,863
Kinder Morgan Energy Partners LP
   5.800%, due 03/15/35                                     145,000      123,736
Kraft Foods, Inc.
   5.625%, due 11/01/11                                     320,000      315,192
Lockheed Martin Corp.
   8.500%, due 12/01/29                                     100,000      125,864
Marathon Oil Corp.
   6.125%, due 03/15/12                                     120,000      121,087
Marsh & McLennan Cos., Inc.
   6.250%, due 03/15/12                                     170,000      169,796
MBNA Corp.
   7.500%, due 03/15/12                                     125,000      135,214
Metlife, Inc.
   5.000%, due 11/24/13                                     145,000      136,411
Miller Brewing Co., 144A
   5.500%, due 08/15/13                                     225,000      215,883
Morgan Stanley
   6.750%, due 04/15/11                                     680,000      705,994
News America, Inc.
   6.200%, due 12/15/34                                      65,000       58,987
Pacific Gas & Electric Co.
   6.050%, due 03/01/34                                     130,000      122,696
PPL Energy Supply LLC,
   6.400%, due 11/01/11                                     200,000      202,578
Progress Energy, Inc.
   7.000%, due 10/30/31                                     145,000      149,190
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10                                     360,000      358,200
Safeway, Inc.
   7.250%, due 02/01/31                                     130,000      131,938


--------------------------------------------------------------------------------
                                                                             133

UBS U.S. BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------   -----------
Sempra Energy
   7.950%, due 03/01/10                                 $  100,000   $   106,502
Sprint Capital Corp.
   8.750%, due 03/15/32                                    200,000       241,180
TXU Energy Co. LLC
   7.000%, due 03/15/13                                    130,000       132,696
US Bank N.A
   6.375%, due 08/01/11                                    240,000       246,996
Valero Energy Corp.
   7.500%, due 04/15/32                                    185,000       200,856
Verizon New York, Inc., Series B
   7.375%, due 04/01/32                                     70,000        69,005
Washington Mutual, Inc.
   5.625%, due 01/15/07                                    575,000       574,503
Waste Management, Inc.
   7.375%, due 08/01/10                                    100,000       105,483
Wells Fargo Bank N.A
   6.450%, due 02/01/11                                    480,000       494,249
Wyeth
   5.500%, due 03/15/13                                    170,000       165,499
Xcel Energy, Inc.
   7.000%, due 12/01/10                                    100,000       104,164
                                                                     -----------
                                                                      18,448,288
                                                                     -----------
ASSET-BACKED SECURITIES --3.67%
Abacus Ltd., 06-10A, Class H, 144A+
   6.841%, due 10/30/45                                  1,000,000     1,005,000
CenterPoint Energy Transition
   Bond Co., LLC 01-1, Class A4
   5.630%, due 09/15/15                                    310,000       309,237
Conseco Finance Corp., 01-D,
   Class M2+
   6.949%, due 11/15/32                                    608,630       596,127
Conseco Finance Securitizations Corp.,
   00-2, Class A4
   8.480%, due 12/01/30                                    103,083       103,523
Countrywide Asset-Backed
   Certificates, 03-SD3, Class A1, 144A++
   5.743%, due 12/25/32                                     23,840        23,923
Countrywide Asset-Backed
   Certificates, 04-SD1, Class A1, 144A++
   5.663%, due 06/25/33                                    121,900       122,330
Green Tree Financial Corp.,
   94-5, Class A5
   8.300%, due 11/15/19                                    114,454       118,365
Green Tree Financial Corp.,
   99-3, Class A5
   6.160%, due 02/01/31                                    211,486       211,442
GSAMP Trust, 06-S3, ClassA2++
   5.769%, due 05/25/36                                  1,450,000     1,440,126
Providian Gateway Master Trust,
   04-AA, Class C, 144A+
   6.099%, due 03/15/11                                    190,000       191,128
Providian Gateway Master Trust,
   04-AA, Class D, 144A+
   7.049%, due 03/15/11                                    220,000       222,509
Structured Asset Securities Corp.,
   03-AL2, Class A, 144A
   3.357%, due 01/25/31                                 $  208,061   $   185,829
WFS Financial Owner Trust, 03-2,
   Class B,2.480%, due 12/20/10                            584,043       578,640
                                                                     -----------
                                                                       5,108,179
                                                                     -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES --5.69%
Bear Stearns Commercial Mortgage
   Securities, 00-WF1, Class A2
   7.780%, due 02/15/32                                  1,215,000     1,285,113
Bear Stearns Commercial Mortgage
   Securities, 00-WF2, Class A2
   7.320%, due 10/15/32                                    200,000       210,491
Commercial Mortgage Pass-Through
   Certificates, 01-FL5A, Class E, 144A+
   6.699%, due 11/15/13                                     97,417        97,417
Commercial Mortgage Pass-Through
   Certificates, 01-FL5A, Class F, 144A+
   5.862%, due 11/15/13                                    240,000       240,000
DLJ Commercial Mortgage Corp.,
   00-CKP1, Class A1B
   7.180%, due 11/10/33                                    848,373       886,915
First Union Commercial Mortgage
   Securities, Inc., 97-C2, Class A3
   6.650%, due 11/18/29                                    267,943       269,749
Heller Financial Commercial Mortgage
   Assets, 99-PH1, Class A1
   6.500%, due 05/15/31                                     15,117        15,094
Host Marriott Pool Trust, 99-HMTA,
   Class A, 144A
   6.980%, due 08/03/15                                    180,024       183,598
Host Marriott Pool Trust, 99-HMTA,
   Class C, 144A
   7.730%, due 08/03/15                                    360,000       379,767
Host Marriott Pool Trust, 99-HMTA,
   Class D, 144A
   7.970%, due 08/03/15                                    220,000       233,228
Host Marriott Pool Trust, 99-HMTA,
   Class E, 144A
   8.070%, due 08/03/15                                    220,000       233,570
LB Commercial Conduit Mortgage
   Trust, 99-C1, Class A1
   6.410%, due 06/15/31                                     43,539        43,543
Mach One Trust Commercial
   Mortgage-Backed Securities, 04-1A,
   Class A1, 144A
   3.890%, due 05/28/40                                    812,554       792,081
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A1
   6.960%, due 10/15/33                                     63,506        64,062
PNC Mortgage Acceptance Corp.,
   00-C1, Class A2
   7.610%, due 02/15/10                                    922,921       967,643


--------------------------------------------------------------------------------
134

UBS U.S. BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT        VALUE
                                                         ----------   ----------
Prudential Mortgage Capital
   Funding LLC, 01-ROCK, Class A2
   6.605%, due 05/10/34                                  $  115,000   $  118,895
Salomon Brothers Mortgage
   Securities VII, 00-C1, Class A2
   7.520%, due 12/18/09                                   1,250,000    1,314,185
TIAA Retail Commercial Trust, 01-C1A,
   Class A2, 144A
   6.300%, due 06/19/21                                     581,861      585,896
                                                                      ----------
                                                                       7,921,247
                                                                      ----------
MORTGAGE & AGENCY DEBT SECURITIES --37.69%
Banc of America Commercial
   Mortgage, Inc., 02-PB2, Class C
   6.349%, due 06/11/35                                     745,000      763,376
C.S. First Boston Mortgage Securities
   Corp., 02-10, Class 2A1
   7.500%, due 05/25/32                                     155,579      157,419
C.S. First Boston Mortgage Securities
   Corp., 03-8, Class 5A1
   6.500%, due 04/25/33                                     203,051      202,843
C.S. First Boston Mortgage Securities
   Corp., 05-11, Class 1A1
   6.500%, due 12/25/35                                   1,232,935    1,230,623
C.S. First Boston Mortgage Securities
   Corp., 05-12, Class 1A1
   6.500%, due 01/25/36                                   1,350,085    1,348,065
C.S. First Boston Mortgage Securities
   Corp., 05-9, Class 3A1
   6.000%, due 10/25/35                                   1,156,842    1,142,157
Countrywide Alternative Loan Trust,
   04-J8, Class 2A1
   7.000%, due 08/25/34                                     287,540      289,186
Countrywide Home Loan Mortgage
   Pass Through Trust, 06-HYB1,
   Class 1A1+
   5.410%, due 03/20/36                                   1,220,084    1,201,383
Credit Suisse Mortgage Capital
   Certificates, 06-2, Class 3A1
   6.500%, due 03/25/36                                   1,355,163    1,351,579
Federal Home Loan Mortgage Corp.
   5.625%, due 06/13/16                                     815,000      804,963
   5.750%, due 06/27/16                                     815,000      815,011
Federal Home Loan Mortgage Corp.
   1595, Class D
   7.000%, due 10/15/13                                     162,013      163,714
Federal Home Loan Mortgage Corp.,
   REMIC, 2148, Class ZA
   6.000%, due 04/15/29                                     618,551      604,989
Federal Home Loan Mortgage Corp.
   2297, Class NB
   6.000%, due 03/15/16                                     460,000      463,099
Federal Home Loan Mortgage Corp.,
   REMIC, 2426, Class GH
   6.000%, due 08/15/30                                     291,543      292,068
Federal Home Loan Mortgage
   Corp., 2532, Class PD
   5.500%, due 06/15/26                                  $  416,141   $  414,718
Federal Home Loan Mortgage
   Corp., Gold
   5.500%, due 09/01/17                                     249,592      245,320
   5.500%, due 01/01/18                                     431,803      424,413
   5.500%, due 04/01/18                                     382,780      376,051
   6.000%, due 12/01/17                                     340,504      341,072
   6.000%, due 10/01/29                                     312,321      308,974
   6.000%, due 01/01/32                                   1,110,612    1,098,262
   6.500%, due 06/01/29                                      61,213       61,883
   6.500%, due 09/01/29                                     161,576      163,325
   6.500%, due 11/01/29                                     394,213      398,430
   6.500%, due 03/01/32                                      58,642       59,213
   6.500%, due 11/01/32                                      58,564       59,115
   7.000%, due 07/01/32                                     916,888      939,607
Federal National Mortgage Association
   5.000%, TBA                                            2,310,000    2,159,129
   3.272%, due 09/01/33+                                     44,123       43,752
   3.875%, due 07/15/08                                     785,000      761,224
   4.228%, due 03/01/34+                                    376,750      365,233
   4.625%, due 06/01/10                                   1,335,000    1,289,400
   5.200%, due 11/08/10                                   1,555,000    1,528,815
   5.500%, due 03/15/11 (a)                               2,770,000    2,771,554
   5.500%, due 12/01/17                                   1,153,167    1,134,081
   5.500%, due 01/01/24                                   1,329,182    1,294,080
   5.500%, due 02/01/24                                   1,169,087    1,136,404
   5.500%, due 09/01/24                                     330,892      320,215
   5.500%, due 03/01/33                                   1,269,639    1,224,903
   5.500%, due 11/01/34                                     985,038      948,643
   5.671%, due 01/01/36+                                  1,396,638    1,387,205
   6.000%, due 06/01/16                                     997,730    1,001,349
   6.000%, due 07/01/17                                     133,821      134,306
   6.000%, due 06/01/23                                     223,036      222,042
   6.000%, due 03/01/28                                      70,348       69,583
   6.000%, due 03/01/29                                      78,870       78,013
   6.000%, due 05/01/29                                      70,518       69,751
   6.000%, due 07/01/29                                     251,061      248,307
   6.000%, due 06/01/31                                      52,327       51,758
   6.000%, due 01/01/33                                     501,428      495,386
   6.000%, due 06/01/33                                      90,926       89,772
   6.250%, due 02/01/11                                   1,370,000    1,403,128
   6.500%, due 05/01/28                                   1,022,133    1,032,617
   6.500%, due 08/01/29                                     456,251      460,895
   6.500%, due 12/01/29                                     674,038      681,125
   6.625%, due 09/15/09                                   1,260,000    1,302,648
   7.000%, due 03/01/31                                      20,488       21,013
   7.000%, due 11/01/31                                     104,477      107,048
   7.000%, due 04/01/32                                     266,010      272,514
Federal National Mortgage Association Grantor Trust,
   00-T6, Class A1
   7.500%, due 06/25/30                                     494,718      502,998


--------------------------------------------------------------------------------
                                                                             135

UBS U.S. BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Federal National Mortgage Association Grantor Trust,
   01-T5, Class A3+
   7.500%, due 06/19/30                                $   63,559   $     65,257
Federal National Mortgage Association Grantor Trust,
   REMIC, 01-T10, Class A2
   7.500%, due 12/25/41                                    52,161         53,559
Federal National Mortgage Association Whole Loan,
   95-W3, Class A,
   9.000%, due 04/25/25                                     6,456          6,944
Federal National Mortgage Association Whole Loan,
   REMIC, 03-W6, Class 6A+
   5.358%, due 08/25/42                                   209,632        213,899
Federal National Mortgage Association Whole Loan,
   04-W12, Class 1A3
   7.000%, due 07/25/44                                   589,327        597,207
Federal National Mortgage Association Whole Loan,
   REMIC, 04-W15, Class 1A3
   7.000%, due 08/25/44                                   583,009        591,980
First Horizon Alternative Mortgage Securities,
   04-AA3, Class A1+
   5.318%, due 09/25/34                                   639,184        629,346
First Horizon Asset Securities, Inc., 04-FL1,
   Class 1A1+
   5.593%, due 02/25/35                                   233,581        233,778
Government National Mortgage Association
   5.125%, due 10/20/29+                                  162,140        163,115
   6.000%, due 12/20/28                                    87,158         86,504
   6.000%, due 05/20/29                                   405,727        402,457
   6.000%, due 07/15/29                                   269,496        267,998
   6.000%, due 08/20/29                                   314,585        312,050
   6.500%, due 10/15/24                                   320,989        325,654
   6.500%, due 08/15/27                                     1,384          1,405
   7.000%, due 07/15/25                                     7,431          7,671
   7.000%, due 07/15/31                                    76,208         78,626
   8.500%, due 12/15/17                                   170,718        182,553
GSMPS Mortgage Loan Trust, 01-2, Class A, 144A
   7.500%, due 06/19/32                                   139,170        142,709
GSR Mortgage Loan Trust, 05-4F, Class 3A1
   6.500%, due 04/25/20                                   921,046        930,632
Indymac Index Mortgage Loan Trust, 05-AR3, Class B1+
   5.446%, due 04/25/35                                 1,422,832      1,408,674
Indymac Index Mortgage Loan Trust, 05-AR7, Class
   7A1+ 5.393%, due 06/25/35                            1,339,625      1,321,702
MLCC Mortgage Investors, Inc.,
   03-D, Class XA1 (b)(c)+
   1.000%, due 08/25/28                                 5,295,189         40,955
Morgan Stanley Mortgage Loan Trust, 04-4,
   Class 2A+
   6.445%, due 09/25/34                                $  555,796   $    555,796
Morgan Stanley Mortgage Loan Trust, 06-1AR,
   Class 2A+
   6.047%, due 02/25/36                                 1,441,084      1,441,616
Residential Asset Securitization Trust, 04-IP2,
   Class B1+
   5.439%, due 12/25/34                                 1,199,393      1,173,906
Structured Adjustable Rate Mortgage Loan Trust,
   04-3AC, Class A1+
   4.940%, due 03/25/34                                   396,210        389,778
Structured Asset Securities Corp., 04-20,
   Class 4A1
   6.000%, due 11/25/34                                   509,456        489,073
                                                                    ------------
                                                                      52,444,593
                                                                    ------------
US GOVERNMENT OBLIGATIONS -- 20.64%
US Treasury Bonds
   6.250%, due 08/15/23                                 2,380,000      2,624,881
   6.250%, due 05/15/30                                   960,000      1,087,350
   8.500%, due 02/15/20                                 2,540,000      3,321,842
   8.750%, due 05/15/17                                 2,335,000      3,012,696
   8.875%, due 02/15/19                                 2,495,000      3,315,231
US Treasury Inflation Indexed Bond (TIPS)
   2.000%, due 07/15/14                                 2,457,964      2,367,039
US Treasury Notes
   3.875%, due 05/15/09                                    10,000          9,667
   4.500%, due 11/15/15                                 9,810,000      9,344,025
   4.625%, due 02/29/08                                   785,000        777,855
   4.750%, due 03/31/11                                 2,900,000      2,856,387
                                                                    ------------
                                                                      28,716,973
\                                                                   ------------
Total US Bonds                                                       112,639,280
                                                                    ------------
INTERNATIONAL BONDS -- 0.43%
INTERNATIONAL CORPORATE BONDS -- 0.36%
CANADA -- 0.08%
Bombardier, Inc., 144A
   6.300%, due 05/01/14                                   125,000        108,750
                                                                    ------------
LUXEMBOURG -- 0.13%
Telecom Italia Capital S.A.
   5.250%, due 11/15/13                                   120,000        110,936
   6.375%, due 11/15/33                                    85,000         76,853
                                                                    ------------
                                                                         187,789
                                                                    ------------
UNITED KINGDOM -- 0.15%
Abbey National PLC
   7.950%, due 10/26/29                                   105,000        125,003
Royal Bank of Scotland Group PLC (d)
   9.118%, due 03/31/10                                    70,000         76,874
                                                                    ------------
                                                                         201,877
                                                                    ------------
Total International Corporate Bonds                                      498,416
                                                                    ------------


--------------------------------------------------------------------------------
136

UBS U.S. BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   -------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.07%
Pemex Project Funding Master Trust
   8.000%, due 11/15/11                                $  100,000   $     105,750
                                                                    -------------
Total International Bonds                                                 604,166
                                                                    -------------
Total Bonds
   (Cost $115,749,361)                                                113,243,446
                                                                    -------------

                                                         SHARES
                                                       ----------
INVESTMENT COMPANIES* -- 15.93%
UBS Corporate Bond Relationship Fund                      244,348       2,698,312
UBS Opportunistic High Yield Relationship Fund            642,302       8,026,848
UBS Opportunistic Emerging Markets Equity
   Relationship Fund                                      200,983       2,006,713
UBS U.S. Securitized Mortgage Relationship Fund          780,581       9,435,351
                                                                    -------------
Total Investment Companies
   (Cost $22,126,256)                                                  22,167,224
                                                                    -------------
SHORT-TERM INVESTMENTS -- 5.78%
OTHER* -- 5.64%
UBS Supplementary Trust -- U.S. Cash Management
   Prime Fund, yield of 5.21%                           7,844,306       7,844,306
                                                                    -------------

                                                          FACE
                                                         AMOUNT
                                                       ----------
US GOVERNMENT OBLIGATIONS -- 0.14%
US Treasury Bills, yield of 4.06%, due 07/06/06 (e)   $  190,000         189,936
                                                                    -------------
Total Short-Term Investments
   (Cost $8,034,186)                                                    8,034,242
                                                                    -------------

                                                        NUMBER OF
                                                        CONTRACTS
                                                       ----------
OPTIONS PURCHASED (F) -- 0.09%
CALL OPTIONS -- 0.02%
5 Year US Treasury Note Futures, strike @ 104,
   expiration September 2006                                  128          28,000
                                                                    -------------
PUT OPTIONS -- 0.07%
5 Year US Treasury Note Futures, strike @ 104,
   expiration September 2006                                  128         100,000
                                                                    -------------
Total Options Purchased
   (Cost $136,960)                                                        128,000
                                                                    -------------
Total Investments -- 103.18%
   (Cost $146,046,763)                                                143,572,912
Liabilities, in excess of cash and other
   assets -- (3.18%)                                                   (4,423,337)
                                                                    -------------
Net Assets -- 100.00%                                               $ 139,149,575
                                                                    =============


--------------------------------------------------------------------------------
                                                                             137

UBS U.S. BOND FUND--SCHEDULE OF INVESTMENTS

June 30, 2006
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $146,192,226; and net unrealized depreciation consisted of:

Gross unrealized appreciation                                       $   295,742
Gross unrealized depreciation                                        (2,915,056)
                                                                    -----------
Net unrealized depreciation                                         $(2,619,314)
                                                                    ===========

+ Floating rate securities -- The interest rates shown are the current rates as of June 30, 2006.

++ Step Bonds -- Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2006. Maturity date disclosed is the ultimate maturity date.

(a) All or a portion of this security is segregated for "To Be Announced" ("TBA") securities.

(b) Interest Only Security -- This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

(c) Security is illiquid. This security amounted to $40,955 or 0.03% of net assets.

(d)   Perpetual bond security. The maturity date reflects the next call date.

(e) This security was pledged to cover margin requirements for futures contracts.

(f)   Non-income producing security.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the value of these securities. amounted to $5,179,701 or 3.72% of net assets.

GSAMP Goldman Sachs Mortgage Securities Corp.

GSMPS Goldman Sachs Mortgage Passthrough Securities

GSR   Goldman Sachs Residential

MLCC  Merrill Lynch Credit Corporation

REIT  Real Estate Investment Trust

REMIC Real Estate Mortgage Investment Conduit

TBA (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

*     Investment in affiliated mutual fund.

FUTURES CONTRACTS

UBS U.S. Bond Fund had the following open futures contracts as of June 30, 2006:

                                           EXPIRATION                    CURRENT     UNREALIZED
                                              DATE           COST         VALUE     APPRECIATION
                                         --------------   ----------   ----------   ------------
US TREASURY FUTURES BUY CONTRACTS:
5 Year US Treasury Notes, 49 contracts   September 2006   $5,053,949   $5,066,906      $12,957
                                                                                       =======

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2006 was $189,936.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
138

                       This page intentionally left blank.


--------------------------------------------------------------------------------
                                                                             139

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2006

                                                                                                                           UBS
                                                                         UBS GLOBAL          UBS            UBS        U.S. LARGE
                                                         UBS DYNAMIC     ALLOCATION     GLOBAL EQUITY  INTERNATIONAL   CAP EQUITY
                                                         ALPHA FUND         FUND*           FUND       EQUITY FUND**      FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost:
Unaffiliated issuers                                   $  306,604,983  $3,119,498,130  $  328,622,283  $144,660,471   $556,512,837
Affiliated issuers                                      2,086,360,661     522,564,796      16,300,000     7,846,040     18,145,640
Investments of cash collateral received in affiliated
   issuers for securities loaned, at cost                          --      89,260,136              --    20,228,990             --
Foreign currency, at cost                                          --       9,858,135         332,594     1,785,961             --
                                                       --------------  --------------  --------------  ------------   ------------
                                                       $2,392,965,644  $3,741,181,197  $  345,254,877  $174,521,462   $574,658,477
                                                       ==============  ==============  ==============  ============   ============
Investments, at value:
Unaffiliated issuers                                   $  314,375,014  $3,305,390,114  $  406,961,441  $184,429,149   $619,860,449
Affiliated issuers                                      2,218,002,360     600,169,832      16,731,326     8,031,272     18,145,640
Investments of cash collateral in affiliated issuers
   received for securities loaned, at value                        --      89,260,136              --    20,228,990             --
Foreign currency, at value                                         --      10,093,036         337,284     1,807,013             --
Cash                                                               --          10,142           2,224         2,843             --
Receivables:
   Investment securities sold                               3,813,411      41,638,359       5,101,985     1,828,009      3,076,030
   Due from Advisor                                                --              --              --            --             --
   Dividends                                                   62,617       2,745,685         914,548       474,758        415,905
   Interest                                                   141,552      13,261,557           5,313         5,902         87,824
   Fund shares sold                                        19,776,237       9,680,671         471,914       396,930      2,053,767
   Due from broker                                          7,839,082              --              --            --             --
   Variation margin                                                --              --              --            --             --
Cash collateral for futures contracts                      96,918,061      19,799,362              --            --             --
Unrealized appreciation on forward foreign currency
   contracts                                               15,047,004       4,782,022         942,249       392,841             --
Unrealized appreciation on swap agreements                 24,316,001              --              --            --             --
Other assets                                                   33,306         505,169          12,145       148,952         12,116
                                                       --------------  --------------  --------------  ------------   ------------
TOTAL ASSETS                                            2,700,324,645   4,097,336,085     431,480,429   217,746,659    643,651,731
                                                       --------------  --------------  --------------  ------------   ------------
LIABILITIES:
Payables:
   Due to custodian bank                                    2,893,615              --              --            --             --
   Variation margin                                        16,277,404         988,085              --            --         32,000
   Fund shares redeemed                                     6,002,335       7,146,942         867,265    20,981,450        508,450
   Service and distribution fees                              794,493       1,428,576          92,803         7,167         23,131
   Due to broker                                           32,093,445              --              --            --             --
   Investment advisory and administration fees              1,751,492       2,409,025         253,940        87,218        390,689
   Investment securities purchased                          3,815,916      64,784,221       4,197,376     1,556,803      3,424,084
   Options written, at value (premiums received
      $3,766,496)                                           2,914,709              --              --            --             --
   Trustees' fees                                               7,149          11,148           4,271         3,817          3,505
   Cash collateral from securities loaned                          --      89,260,136              --    20,228,990             --
   Payable for securities sold short (proceeds
      $21,673,406)                                                 --              --              --            --             --
   Accrued expenses                                           546,972       2,027,711         434,544       331,364        237,667
Unrealized depreciation on forward foreign currency
   contracts                                               10,709,791      13,647,601       1,080,482       470,023             --
Unrealized depreciation on swap agreements                  1,379,408              --              --            --             --
                                                       --------------  --------------  --------------  ------------   ------------
TOTAL LIABILITIES                                          79,186,729     181,703,445       6,930,681    43,666,832      4,619,526
                                                       --------------  --------------  --------------  ------------   ------------
NET ASSETS                                             $2,621,137,916  $3,915,632,640  $  424,549,748  $174,079,827   $639,032,205
                                                       ==============  ==============  ==============  ============   ============
NET ASSETS CONSIST OF:
Beneficial interest                                    $2,513,862,135  $3,443,205,677  $1,122,423,295  $126,946,606   $568,612,972
Accumulated undistributed (distributions in excess
   of) net investment income                              (29,023,741)     53,621,431       3,906,219     2,257,631      1,871,207
Accumulated undistributed net realized gain (loss)         22,821,841     166,367,609    (780,421,394)    4,965,930      4,893,564
Net unrealized appreciation (depreciation)                113,477,681     252,437,923      78,641,628    39,909,660     63,654,462
                                                       --------------  --------------  --------------  ------------   ------------
NET ASSETS                                             $2,621,137,916  $3,915,632,640  $  424,549,748  $174,079,827   $639,032,205
                                                       ==============  ==============  ==============  ============   ============

* The market value of securities loaned for the UBS Global Allocation Fund as of June 30, 2006 is $231,020,118.

** The market value of securities loaned for the UBS International Equity Fund as of June 30, 2006 is $19,621,534.


--------------------------------------------------------------------------------
140

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                            UBS          UBS           UBS          UBS           UBS
                                                         U.S. LARGE  U.S. LARGE     U.S. MID     U.S. SMALL     ABSOLUTE
                                                         CAP GROWTH   CAP VALUE     CAP GROWTH   CAP GROWTH    RETURN BOND
                                                            FUND     EQUITY FUND   EQUITY FUND      FUND          FUND
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost:
Unaffiliated issuers                                    $12,787,318  $107,282,736   $5,163,982  $374,655,388  $345,032,823
Affiliated issuers                                          139,461       903,587       60,872    10,786,995   101,828,887
Investments of cash collateral received in affiliated
   issuers for securities loaned, at cost                        --            --           --            --            --
Foreign currency, at cost                                        --            --           --            --    20,599,046
                                                        -----------  ------------   ----------  ------------  ------------
                                                        $12,926,779  $108,186,323   $5,224,854  $385,442,383  $467,460,756
                                                        ===========  ============   ==========  ============  ============
Investments, at value:
Unaffiliated issuers                                    $12,766,797  $129,955,860   $4,991,457  $422,803,753  $346,070,214
Affiliated issuers                                          139,461       903,587       60,872    10,786,995   102,871,362
Investments of cash collateral in affiliated issuers
   received for securities loaned, at value                      --            --           --            --            --
Foreign currency, at value                                       --            --           --            --    20,814,101
Cash                                                             --            --           --            --           371
Receivables:
   Investment securities sold                               440,950       102,279           --     4,579,782    32,224,016
   Due from Advisor                                          16,910            --           --            --            --
   Dividends                                                  7,080       106,944        1,117        75,221         5,184
   Interest                                                   1,330         6,875          236        70,442     5,700,071
   Fund shares sold                                           5,732         3,038           --     3,476,488     2,749,886
   Due from broker                                               --            --           --            --            --
   Variation margin                                              --            --           --            --            --
Cash collateral for futures contracts                            --            --           --            --     1,766,154
Unrealized appreciation on forward foreign currency
   contracts                                                     --            --           --            --     1,781,277
Unrealized appreciation on swap agreements                       --            --           --            --            --
Other assets                                                    304         3,525       32,211         9,400         9,841
                                                        -----------  ------------   ----------  ------------  ------------
TOTAL ASSETS                                             13,378,564   131,082,108    5,085,893   441,802,081   513,992,477
                                                        -----------  ------------   ----------  ------------  ------------
LIABILITIES:
Payables:
   Due to custodian bank                                         --            --           --            --            --
   Variation margin                                              --            --           --            --       408,154
   Fund shares redeemed                                         625       131,923           --     1,355,845     1,763,421
   Service and distribution fees                              2,365        37,772           85        41,534        37,245
   Due to broker                                                 --            --           --            --            --
   Investment advisory and administration fees                  779        67,752        6,148       199,028       239,670
   Investment securities purchased                          501,022       120,444           --     4,717,218    13,828,166
   Options written, at value (premiums received
      $3,766,496)                                                --            --           --            --            --
   Trustees' fees                                             3,474         3,324        1,810         4,005         3,838
   Cash collateral from securities loaned                        --            --           --            --            --
   Payable for securities sold short (proceeds
      $21,673,406)                                               --            --           --            --    21,451,090
   Accrued expenses                                          67,820       179,648       44,349       130,751       217,803
Unrealized depreciation on forward foreign currency
   contracts                                                     --            --           --            --       233,894
Unrealized depreciation on swap agreements                       --            --           --            --            --
                                                        -----------  ------------   ----------  ------------  ------------
TOTAL LIABILITIES                                           576,085       540,863       52,392     6,448,381    38,183,281
                                                        -----------  ------------   ----------  ------------  ------------
NET ASSETS                                              $12,802,479  $130,541,245   $5,033,501  $435,353,700  $475,809,196
                                                        ===========  ============   ==========  ============  ============
NET ASSETS CONSIST OF:
Beneficial interest                                     $15,222,819  $102,485,477   $5,232,607  $376,852,664  $469,637,789
Accumulated undistributed (distributions in excess
   of) net investment income                                     (1)      495,766        3,189            --    (2,424,803)
Accumulated undistributed net realized gain (loss)       (2,399,818)    4,886,878      (29,770)   10,352,671     2,936,733
Net unrealized appreciation (depreciation)                  (20,521)   22,673,124     (172,525)   48,148,365     5,659,477
                                                        -----------  ------------   ----------  ------------  ------------
NET ASSETS                                              $12,802,479  $130,541,245   $5,033,501  $435,353,700  $475,809,196
                                                        ===========  ============   ==========  ============  ============


                                                           UBS           UBS            UBS
                                                       GLOBAL BOND    HIGH YIELD     U.S. BOND
                                                           FUND          FUND          FUND
-----------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost:
Unaffiliated issuers                                   $77,584,631  $  99,263,720  $116,076,201
Affiliated issuers                                      18,338,570        982,605    29,970,562
Investments of cash collateral received in affiliated
   issuers for securities loaned, at cost                       --             --            --
Foreign currency, at cost                                1,030,089             --            --
                                                       -----------  -------------  ------------
                                                       $96,953,290  $ 100,246,325  $146,046,763
                                                       ===========  =============  ============
Investments, at value:
Unaffiliated issuers                                   $77,873,828  $  97,133,459  $113,561,382
Affiliated issuers                                      18,914,630        982,605    30,011,530
Investments of cash collateral in affiliated issuers
   received for securities loaned, at value                     --             --            --
Foreign currency, at value                               1,015,729             --            --
Cash                                                        21,067          4,069         7,471
Receivables:
   Investment securities sold                                   --             --    17,519,134
   Due from Advisor                                             --             --         2,811
   Dividends                                                    --             --            --
   Interest                                              1,484,338      2,006,665     1,180,260
   Fund shares sold                                        256,022         45,580       298,556
   Due from broker                                              --             --            --
   Variation margin                                             --             --        15,866
Cash collateral for futures contracts                           --             --            --
Unrealized appreciation on forward foreign  currency
   contracts                                               224,735             --            --
Unrealized appreciation on swap agreements                      --             --       112,501
Other assets                                                 1,838          2,917           647
                                                       -----------  -------------  ------------
TOTAL ASSETS                                            99,792,187    100,175,295   162,710,158
                                                       -----------  -------------  ------------
LIABILITIES:
Payables:
   Due to custodian bank                                        --             --            --
   Variation margin                                             --             --            --
   Fund shares redeemed                                    176,717        269,220        71,749
   Service and distribution fees                             5,091         20,770         8,083
   Due to broker                                                --             --            --
   Investment advisory and administration fees              38,855         46,724        28,290
   Investment securities purchased 3,815,916                    --        814,575    23,210,400
   Options written, at value (premiums received
      $3,766,496)                                               --             --            --
   Trustees' fees                                            5,422          3,666         4,071
   Cash collateral from securities loaned                       --             --            --
   Payable for securities sold short (proceeds
      $21,673,406)                                              --             --            --
   Accrued expenses                                        112,801        209,815       130,057
Unrealized depreciation on forward foreign currency
   contracts                                               525,601             --            --
Unrealized depreciation on swap agreements                      --             --       107,933
                                                       -----------  -------------  ------------
TOTAL LIABILITIES                                          864,487      1,364,770    23,560,583
                                                       -----------  -------------  ------------
NET ASSETS                                             $98,927,700  $  98,810,525  $139,149,575
                                                       ===========  =============  ============
NET ASSETS CONSIST OF:
Beneficial interest                                    $99,399,771  $ 339,265,237  $145,175,309
Accumulated undistributed (distributions in excess
   of) net investment income                              (532,682)       169,574        48,987
Accumulated undistributed net realized gain (loss)        (526,446)  (238,494,024)   (3,618,395)
Net unrealized appreciation (depreciation)                 587,057     (2,130,262)   (2,456,326)
                                                       -----------  -------------  ------------
NET ASSETS                                             $98,927,700  $  98,810,525  $139,149,575
                                                       ===========  =============  ============


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             141

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (CONT'D)
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
JUNE 30, 2006

                                          UBS          UBS GLOBAL          UBS            UBS              UBS
                                     DYNAMIC ALPHA     ALLOCATION        GLOBAL      INTERNATIONAL   U.S. LARGE CAP
                                         FUND             FUND         EQUITY FUND    EQUITY FUND      EQUITY FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                          $1,777,328,877   $2,246,289,198   $173,052,063    $ 23,538,838    $ 88,967,648
Shares outstanding                     160,975,013      162,042,031     13,326,449       2,144,654       4,878,669
Net asset value per share           $        11.04   $        13.86   $      12.99    $      10.98    $      18.24
Offering price per share (NAV per
   share plus  maximum sales
   charge)(a)                       $        11.68   $        14.67   $      13.75    $      11.62    $      19.30
Redemption proceeds per share (a)   $        11.04   $        13.86   $      12.99    $      10.98    $      18.24

CLASS B:
Net assets                          $   30,050,841   $  161,704,445   $ 13,671,816    $    732,234    $    988,983
Shares outstanding                       2,737,928       11,886,758      1,077,443          67,659          55,442
Net asset value per share           $        10.98   $        13.60   $      12.69    $      10.82    $      17.84
Offering price per share            $        10.98   $        13.60   $      12.69    $      10.82    $      17.84
Redemption proceeds per share
   (NAV per share less maximum
   contingent deferred sales
   charge) (a)                      $        10.43   $        12.92   $      12.06    $      10.28    $      16.95

CLASS C:
Net assets                          $  520,753,772   $1,044,517,311   $ 56,835,637    $  2,411,572    $  5,976,790
Shares outstanding                      47,465,646       76,903,959      4,491,733         224,163         335,166
Net asset value per share           $        10.97   $        13.58   $      12.65    $      10.76    $      17.83
Offering price per share            $        10.97   $        13.58   $      12.65    $      10.76    $      17.83
Redemption proceeds per share
   (NAV per share less  maximum
   contingent deferred sales
   charge) (a)                      $        10.86   $        13.44   $      12.52    $      10.65    $      17.65

CLASS Y:
Net assets                          $  293,004,425   $  463,121,686   $180,990,232    $147,397,183    $543,098,784
Shares outstanding                      26,469,960       32,936,914     13,684,339      13,345,417      29,474,220
Net asset value per share           $        11.07   $        14.06   $      13.23    $      11.04    $      18.43
Offering price per share            $        11.07   $        14.06   $      13.23    $      11.04    $      18.43
Redemption proceeds per share       $        11.07   $        14.06   $      13.23    $      11.04    $      18.43


--------------------------------------------------------------------------------
142

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        UBS             UBS
                                      UBS U.S.    U.S. LARGE CAP    U.S. MID CAP     UBS  U.S.
                                     LARGE CAP     VALUE EQUITY    GROWTH EQUITY     SMALL CAP
                                    GROWTH FUND        FUND           FUND(b)       GROWTH FUND
-----------------------------------------------------------------------------------------------
CLASS A:
Net assets                           $6,802,583    $105,709,221      $  161,513    $151,731,171
Shares outstanding                      772,325      10,028,104          16,817      10,529,166
Net asset value per share            $     8.81    $      10.54      $     9.60    $      14.41
Offering price per share (NAV per
   share plus  maximum sales
   charge)(a)                        $     9.32    $      11.15      $    10.16    $      15.25
Redemption proceeds per share (a)    $     8.81    $      10.54      $     9.60    $      14.41

CLASS B:
Net assets                           $  388,764    $  1,977,802             N/A    $  5,597,681
Shares outstanding                       45,619         190,408             N/A         402,542
Net asset value per share            $     8.52    $      10.39             N/A    $      13.91
Offering price per share             $     8.52    $      10.39             N/A    $      13.91
Redemption proceeds per share
   (NAV per share less maximum
   contingent deferred sales
   charge) (a)                       $     8.09    $       9.87             N/A    $      13.21

CLASS C:
Net assets                           $  813,830    $ 15,682,626      $   66,784    $  8,328,943
Shares outstanding                       95,459       1,516,830           6,969         599,684
Net asset value per share            $     8.53    $      10.34      $     9.58    $      13.89
Offering price per share             $     8.53    $      10.34      $     9.58    $      13.89
Redemption proceeds per share
   (NAV per share less  maximum
   contingent deferred sales
   charge) (a)                       $     8.44    $      10.24      $     9.48    $      13.75

CLASS Y:
Net assets                           $4,797,302    $  7,171,596      $4,805,204    $269,695,905
Shares outstanding                      532,135         677,537         500,001      18,278,814
Net asset value per share            $     9.02    $      10.58      $     9.61    $      14.75
Offering price per share             $     9.02    $      10.58      $     9.61    $      14.75
Redemption proceeds per share        $     9.02    $      10.58      $     9.61    $      14.75

                                         UBS
                                      ABSOLUTE          UBS           UBS            UBS
                                     RETURN BOND    GLOBAL BOND    HIGH YIELD       U.S.
                                       FUND(b)         FUND           FUND        BOND FUND
--------------------------------------------------------------------------------------------
CLASS A:
Net assets                          $212,983,143   $ 15,545,936   $51,121,189   $ 31,285,407
Shares outstanding                    20,997,150      1,637,163     7,422,489      3,045,011
Net asset value per share           $      10.14   $       9.50   $      6.89   $      10.27
Offering price per share (NAV per
   share plus  maximum sales
   charge)(a)                       $      10.40   $       9.95   $      7.21   $      10.75
Redemption proceeds per share (a)   $      10.14   $       9.50   $      6.89   $      10.27

CLASS B:
Net assets                                   N/A   $    419,712   $ 2,497,393   $    808,485
Shares outstanding                           N/A         44,103       362,497         78,625
Net asset value per share                    N/A   $       9.52   $      6.89   $      10.28
Offering price per share                     N/A   $       9.52   $      6.89   $      10.28
Redemption proceeds per share
   (NAV per share less maximum
   contingent deferred sales
   charge) (a)                               N/A   $       9.04   $      6.55   $       9.77

CLASS C:
Net assets                          $ 30,617,742   $  2,425,598   $12,176,778   $  1,529,528
Shares outstanding                     3,019,547        256,134     1,767,456        149,072
Net asset value per share           $      10.14   $       9.47   $      6.89   $      10.26
Offering price per share            $      10.14   $       9.47   $      6.89   $      10.26
Redemption proceeds per share
   (NAV per share less  maximum
   contingent deferred sales
   charge) (a)                      $      10.09   $       9.40   $      6.84   $      10.18

CLASS Y:
Net assets                          $232,208,311   $ 80,536,454   $33,015,165   $105,526,155
Shares outstanding                    22,880,849      7,660,188     4,770,456     10,273,238
Net asset value per share           $      10.15   $      10.51   $      6.92   $      10.27
Offering price per share            $      10.15   $      10.51   $      6.92   $      10.27
Redemption proceeds per share       $      10.15   $      10.51   $      6.92   $      10.27

(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%, and UBS Absolute Return Bond Fund which is 2.50%. Classes B, C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class B, the maximum contingent deferred sales charge is 5.00%, Class C maximum contingent deferred sales charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund which is 0.75%, and UBS Absolute Return Bond Fund which is 0.50%. Class Y has no contingent deferred sales charges.

(b) UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             143

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

                                             UBS                        UBS
                               UBS         GLOBAL                  INTERNATIONAL    UBS U.S.
                             DYNAMIC     ALLOCATION    UBS GLOBAL      EQUITY      LARGE CAP
                           ALPHA FUND       FUND      EQUITY FUND       FUND      EQUITY FUND
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                 $     82,128  $ 41,662,801  $ 9,923,663   $ 4,386,217   $ 8,016,229
Interest                     3,305,884    33,806,312       53,326       150,325        35,119
Affiliated interest          3,069,633    15,206,323       62,844        61,735       734,568
Securities lending-net              --       674,579           --       115,955            --
Foreign tax withheld            (6,840)   (1,217,099)    (352,905)     (322,367)           --
                          ------------  ------------  -----------   -----------   -----------
TOTAL INCOME              $  6,450,805  $ 90,132,916  $ 9,686,928   $ 4,391,865   $ 8,785,916
                          ------------  ------------  -----------   -----------   -----------
EXPENSES:
Advisory and
   Administration fees    $ 14,089,527  $ 27,123,353  $ 3,669,234   $ 1,387,043   $ 4,030,424
Service and Distribution
   fees:
   Class A                   2,723,893     4,851,478      399,952        51,319       140,697
   Class B                     221,524     1,748,068      502,166         7,900         9,579
   Class C                   3,569,806     9,948,831      635,494        20,532        44,062
Transfer agency fees:
   Class A                     408,698     1,040,578      260,632        25,575        40,614
   Class B                      15,444       187,742      183,753           903           454
   Class C                     197,232       744,873      147,488         1,253         3,516
   Class Y                       9,878       181,821       51,899       108,082       218,456
Federal and State
   registration                402,051       264,264       51,709        54,717       107,360
Custodian                       42,253     1,887,587      367,598       176,944       250,400
Professional services           58,584        85,443       67,471        68,785        65,109
Shareholder reports            262,438       636,544      144,952        22,916        43,229
Trustees                        24,730        38,977       15,427        12,015        15,179
Offering costs                      --            --           --            --            --
Other                           85,213       326,189       69,487        30,636        37,149
                          ------------  ------------  -----------   -----------   -----------
TOTAL OPERATING EXPENSES    22,111,271    49,065,748    6,567,262     1,968,620     5,006,228
                          ------------  ------------  -----------   -----------   -----------
Expenses waived by
   Advisor                          --            --     (492,239)     (299,965)           --
                          ------------  ------------  -----------   -----------   -----------
NET OPERATING EXPENSES      22,111,271    49,065,748    6,075,023     1,668,655     5,006,228
                          ------------  ------------  -----------   -----------   -----------
Interest expense                    --            --        7,744         6,434           444
                          ------------  ------------  -----------   -----------   -----------
NET INVESTMENT
   INCOME GAIN (LOSS)      (15,660,466)   41,067,168    3,604,161     2,716,776     3,779,244
                          ------------  ------------  -----------   -----------   -----------
Net realized gain (loss)
   on:
Investments                 45,536,893   173,372,277   54,812,147     8,962,588     7,395,816
Futures contracts              316,407       655,123           --            --       378,665
Swap agreements             (1,820,436)           --           --            --            --
Forward foreign currency
   transactions            (20,256,139)   10,207,064      992,776      (105,469)           --
Options written             (2,334,731)           --           --            --            --
                          ------------  ------------  -----------   -----------   -----------
Net realized gain (loss)    21,441,994   184,234,464   55,804,923     8,857,119     7,774,481
                          ------------  ------------  -----------   -----------   -----------
Change in net unrealized
   appreciation
   (depreciation) on:
   Investments             124,506,993    86,279,775   (6,116,491)   17,239,432    21,457,894
   Futures contracts       (52,495,519)   (3,863,164)          --            --       416,525
   Forward foreign
      currency contracts     4,103,494    (1,808,991)    (329,812)      (34,827)           --
   Swap agreements          24,088,090            --           --            --            --
   Securities sold short            --            --           --            --            --
   Translation of other
      assets and
      liabilities
      denominated in
      foreign currency        (115,507)      830,790       45,771        33,131            --
   Options written             851,787            --           --            --            --
                          ------------  ------------  -----------   -----------   -----------
Change in net unrealized
   appreciation
   (depreciation)          100,939,338    81,438,410   (6,400,532)   17,237,736    21,874,419
                          ------------  ------------  -----------   -----------   -----------
Net realized and
   unrealized gain
   (loss)                  122,381,332   265,672,874   49,404,391    26,094,855    29,648,900
                          ------------  ------------  -----------   -----------   -----------
Net increase from
   payment by Advisor           24,866            --           --            --            --
                          ------------  ------------  -----------   -----------   -----------
Net increase (decrease)
   in net assets
   resulting from
   operations             $106,745,732  $306,740,042  $53,008,552   $28,811,631   $33,428,144
                          ============  ============  ===========   ===========   ===========

*    UBS U.S. Mid Cap Growth Equity Fund commenced operations on March 27, 2006.


--------------------------------------------------------------------------------
144

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                           UBS U.S.    UBS U.S.      UBS U.S.                    UBS
                          LARGE CAP   LARGE CAP      MID CAP      UBS U.S.     ABSOLUTE       UBS          UBS          UBS
                            GROWTH      VALUE        GROWTH      SMALL CAP   RETURN BOND  GLOBAL BOND   HIGH YIELD    U.S. BOND
                             FUND    EQUITY FUND  EQUITY FUND*  GROWTH FUND      FUND         FUND         FUND         FUND
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                 $  81,122  $ 2,842,148   $   6,538    $ 1,087,590  $    71,952  $        --  $     3,251  $       164
Interest                        327           --          --         15,770   11,865,513    2,243,210    9,804,292    5,940,850
Affiliated interest          13,979       60,451       1,133        560,575    1,234,760      211,483      117,329      373,219
Securities lending-net           --           --          --             --           --           --           --           --
Foreign tax withheld             --           --          --             --      (11,430)          --           --           --
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
TOTAL INCOME              $  95,428  $ 2,902,599   $   7,671    $ 1,663,935  $13,160,795  $ 2,454,693  $ 9,924,872  $ 6,314,233
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
EXPENSES:
Advisory and
   Administration fees    $  83,042  $ 1,039,058   $  12,316    $ 3,323,685  $ 2,235,723  $   649,132  $   739,378  $   783,003
Service and Distribution
   fees:
   Class A                   13,626      267,580          77        342,359      247,401       41,456      148,193       90,257
   Class B                    4,178       33,056          --         83,580           --        6,678       28,608       11,557
   Class C                    6,251      170,912         109         87,512      116,879       19,779      103,679       12,188
Transfer agency fees:
   Class A                    6,788      122,482          57        285,271       74,527       25,053      119,567       25,457
   Class B                    1,001        6,226          --         28,815           --        1,104        5,074          938
   Class C                      967       22,301          21         23,695       13,518        1,366       27,292          977
   Class Y                    5,294        7,996           8        180,820        6,615       51,362       49,624       65,533
Federal and State
   registration              45,754       44,288      18,430         67,558      133,605       45,513       43,345       49,636
Custodian                     5,720       34,320         954        186,654      186,673       41,132       53,569       70,538
Professional services        52,343       71,182      30,392         58,604       77,043       65,729       78,485       65,065
Shareholder reports           3,869       44,781         465         53,866       48,958       20,250       55,197       19,637
Trustees                     12,379       12,835       1,815         14,821       14,743       14,518       12,835       12,157
Offering costs                   --           --      11,133             --           --           --           --           --
Other                         8,025       24,235       2,547         35,596       29,078       11,945       19,138       20,174
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
TOTAL OPERATING EXPENSES    249,237    1,901,252      78,324      4,772,836    3,184,763      995,017    1,483,984    1,227,117
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Expenses waived by
   Advisor                 (139,307)    (290,288)    (62,427)      (553,893)          --     (218,370)    (163,562)    (296,244)
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
NET OPERATING EXPENSES      109,930    1,610,964      15,897      4,218,943    3,184,763      776,647    1,320,422      930,873
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Interest expense                 --           --          --             --           --          673           --        1,951
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
NET INVESTMENT
   INCOME GAIN (LOSS)       (14,502)   1,291,635      (8,226)    (2,555,008)   9,976,032    1,677,373    8,604,450    5,381,409
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Net realized gain (loss)
   on:
Investments                 995,485   10,356,646     (29,770)    17,172,677   (2,121,997)     120,096   (5,692,387)  (1,917,535)
Futures contracts                --           --          --             --    8,771,067           --           --          155
Swap agreements                  --           --          --             --           --           --           --           --
Forward foreign currency
   transactions                  --           --          --             --   (6,980,186)  (1,680,625)          --           --
Options written                  --           --          --             --           --           --           --       93,051
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Net realized gain (loss)    995,485   10,356,646     (29,770)    17,172,677     (331,116)  (1,560,529)  (5,692,387)  (1,824,329)
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Change in net unrealized
   appreciation
   (depreciation) on:
   Investments             (635,956)   3,542,465    (172,525)    16,235,430    3,244,138      703,317    1,762,732   (3,655,134)
   Futures contracts             --           --          --             --    1,992,235           --           --       12,957
   Forward foreign
      currency contracts         --           --          --             --      928,158     (216,046)          --           --
   Swap agreements               --           --          --             --           --           --           --        4,568
   Securities sold short         --           --          --             --      222,316           --           --           --
   Translation of other
      assets and
      liabilities
      denominated in
      foreign currency           --           --          --             --      347,461       59,142           --           --
   Options written               --           --          --             --           --           --           --           --
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Change in net unrealized
   appreciation
   (depreciation)          (635,956)   3,542,465    (172,525)    16,235,430    6,734,308      546,413    1,762,732   (3,637,609)
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Net realized and
   unrealized gain
   (loss)                   359,529   13,899,111    (202,295)    33,408,107    6,403,192   (1,014,116)  (3,929,653)  (5,461,938)
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Net increase from
   payment by Advisor            --           --          --             --           --           --           --           --
                          ---------  -----------   ---------    -----------  -----------  -----------  -----------  -----------
Net increase (decrease)
   in net assets
   resulting from
   operations             $ 345,027  $15,190,746   $(210,521)   $30,853,099  $16,379,224  $   663,257  $ 4,674,795  $   (80,529)
                          =========  ===========   =========    ===========  ===========  ===========  ===========  ===========



--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
                                                                             145

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              UBS DYNAMIC ALPHA FUND          UBS GLOBAL ALLOCATION FUND
                                                         -------------------------------   -------------------------------
                                                           YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                          JUNE 30, 2006   JUNE 30, 2005+    JUNE 30, 2006    JUNE 30, 2005
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                             $  (15,660,466)   $ (2,964,789)   $   41,067,168   $   26,900,091
Net realized gain (loss)                                     21,441,994       1,956,354       184,234,464      165,824,167
Change in net unrealized appreciation (depreciation)        100,939,338      12,538,343        81,438,410       59,739,420
Net increase from payment by Advisor                             24,866              --                --               --
                                                         --------------    ------------    --------------   --------------
Net increase (decrease) in net assets from operations       106,745,732      11,529,908       306,740,042      252,463,678
                                                         --------------    ------------    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
Class A:
Distributions from net investment income and net
   foreign currency gains                                    (9,085,869)             --       (19,342,594)     (17,320,841)
Distributions from net realized gain                                 --              --       (81,236,181)     (28,236,813)
                                                         --------------    ------------    --------------   --------------
Total Class A distributions                                  (9,085,869)             --      (100,578,775)     (45,557,654)
                                                         --------------    ------------    --------------   --------------
Class B:
Distributions from net investment income and net
   foreign currency gains                                       (88,826)             --          (194,937)      (1,509,441)
Distributions from net realized gain                                 --              --        (7,483,823)      (4,518,318)
                                                         --------------    ------------    --------------   --------------
Total Class B distributions                                     (88,826)             --        (7,678,760)      (6,027,759)
                                                         --------------    ------------    --------------   --------------
Class C:
Distributions from net investment income and net
   foreign currency gains                                    (1,567,093)             --        (3,358,146)      (6,340,465)
Distributions from net realized gain                                 --              --       (43,158,661)     (17,233,197)
                                                         --------------    ------------    --------------   --------------
Total Class C distributions                                  (1,567,093)             --       (46,516,807)     (23,573,662)
                                                         --------------    ------------    --------------   --------------
Class Y:
Distributions from net investment income and net
   foreign currency gains                                    (1,349,644)             --        (4,969,313)      (5,058,001)
Distributions from net realized gain                                 --              --       (17,133,687)      (7,357,727)
                                                         --------------    ------------    --------------   --------------
Total Class Y distributions                                  (1,349,644)             --       (22,103,000)     (12,415,728)
                                                         --------------    ------------    --------------   --------------
Decrease in net assets from distributions                   (12,091,432)             --      (176,877,342)     (87,574,803)
                                                         --------------    ------------    --------------   --------------
BENEFICIAL INTEREST TRANSACTIONS:
Shares sold                                               1,998,280,696     864,403,313     1,296,886,409    1,501,931,840
Shares issued on reinvestment of distributions               11,407,688              --       168,648,902       81,526,461
Shares redeemed                                            (285,347,554)    (73,961,641)     (717,756,759)    (543,707,577)
Redemption fees                                                 129,393          41,813            86,029           74,995
                                                         --------------    ------------    --------------   --------------
Net increase (decrease) in net assets resulting from
   beneficial interest transactions                       1,724,470,223     790,483,485       747,864,581    1,039,825,719
                                                         --------------    ------------    --------------   --------------
INCREASE (DECREASE) IN NET ASSETS                         1,819,124,523     802,013,393       877,727,281    1,204,714,594
NET ASSETS, BEGINNING OF PERIOD                             802,013,393              --     3,037,905,359    1,833,190,765
                                                         --------------    ------------    --------------   --------------
NET ASSETS, END OF PERIOD                                $2,621,137,916    $802,013,393    $3,915,632,640   $3,037,905,359
                                                         ==============    ============    ==============   ==============
Net assets include accumulated undistributed
   (distributions in excess of) net investment income    $  (40,182,024)   $  1,564,731    $   53,621,431   $   18,997,445
                                                         ==============    ============    ==============   ==============

+    For the period January 27, 2005 (commencement of operations) to June 30,
     2005.


--------------------------------------------------------------------------------
146

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                             UBS GLOBAL EQUITY FUND      UBS INTERNATIONAL EQUITY FUND
                                                         -----------------------------   -----------------------------
                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                             $   3,604,161   $   4,891,678   $  2,716,776    $  2,200,728
Net realized gain (loss)                                    55,804,923      38,569,395      8,857,119      13,316,855
Change in net unrealized appreciation (depreciation)        (6,400,532)        627,356     17,237,736      (2,846,329)
Net increase from payment by Advisor                                --              --             --              --
                                                         -------------   -------------   ------------    ------------
Net increase (decrease) in net assets from operations       53,008,552      44,088,429     28,811,631      12,671,254
                                                         -------------   -------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
Class A:
Distributions from net investment income and net
   foreign currency gains                                   (1,096,767)             --       (195,160)       (125,017)
Distributions from net realized gain                                --              --       (721,446)             --
                                                         -------------   -------------   ------------    ------------
Total Class A distributions                                 (1,096,767)             --       (916,606)       (125,017)
                                                         -------------   -------------   ------------    ------------
Class B:
Distributions from net investment income and net
   foreign currency gains                                           --              --             --          (7,169)
Distributions from net realized gain                                --              --        (25,067)             --
                                                         -------------   -------------   ------------    ------------
Total Class B distributions                                         --              --        (25,067)         (7,169)
                                                         -------------   -------------   ------------    ------------
Class C:
Distributions from net investment income and net
   foreign currency gains                                           --              --         (3,051)        (13,122)
Distributions from net realized gain                                --              --        (64,762)             --
                                                         -------------   -------------   ------------    ------------
Total Class C distributions                                         --              --        (67,813)        (13,122)
                                                         -------------   -------------   ------------    ------------
Class Y:
Distributions from net investment income and net
   foreign currency gains                                   (1,345,824)             --     (1,437,989)     (1,289,824)
Distributions from net realized gain                                --              --     (4,418,048)             --
                                                         -------------   -------------   ------------    ------------
Total Class Y distributions                                 (1,345,824)             --     (5,856,037)     (1,289,824)
                                                         -------------   -------------   ------------    ------------
Decrease in net assets from distributions                   (2,442,591)             --     (6,865,523)     (1,435,132)
                                                         -------------   -------------   ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS:
Shares sold                                                170,054,722      70,369,734     90,851,632      44,131,261
Shares issued on reinvestment of distributions               2,360,467              --      6,761,683       1,397,667
Shares redeemed                                           (245,313,514)   (116,614,089)   (76,610,266)    (36,444,656)
Redemption fees                                                  3,939          12,932          5,683           3,297
                                                         -------------   -------------   ------------    ------------
Net increase (decrease) in net assets resulting from
   beneficial interest transactions                        (72,894,386)    (46,231,423)    21,008,732       9,087,569
                                                         -------------   -------------   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS                          (22,328,425)     (2,142,994)    42,954,840      20,323,691
NET ASSETS, BEGINNING OF PERIOD                            446,878,173     449,021,167    131,124,987     110,801,296
                                                         -------------   -------------   ------------    ------------
NET ASSETS, END OF PERIOD                                $ 424,549,748   $ 446,878,173   $174,079,827    $131,124,987
                                                         =============   =============   ============    ============
Net assets include accumulated undistributed
   (distributions in excess of) net investment income    $   3,906,219   $   1,751,873   $  2,257,631    $  1,282,519
                                                         =============   =============   ============    ============

                                                         UBS U.S. LARGE CAP EQUITY FUND   UBS U.S. LARGE CAP GROWTH FUND
                                                         ------------------------------   ------------------------------
                                                            YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                          JUNE 30, 2006   JUNE 30, 2005    JUNE 30, 2006   JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $   3,779,244   $  2,293,535      $   (14,502)    $     5,080
Net realized gain (loss)                                      7,774,481      6,718,677          995,485         501,612
Change in net unrealized appreciation (depreciation)         21,874,419     14,350,295         (635,956)       (161,400)
Net increase from payment by Advisor                                 --             --               --              --
                                                          -------------   ------------      -----------     -----------
Net increase (decrease) in net assets from operations        33,428,144     23,362,507          345,027         345,292
                                                          -------------   ------------      -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
Class A:
Distributions from net investment income and net
   foreign currency gains                                      (303,204)       (70,530)          (1,122)             --
Distributions from net realized gain                         (1,172,120)      (307,072)              --              --
                                                          -------------   ------------      -----------     -----------
Total Class A distributions                                  (1,475,324)      (377,602)          (1,122)             --
                                                          -------------   ------------      -----------     -----------
Class B:
Distributions from net investment income and net
   foreign currency gains                                            --             --               --              --
Distributions from net realized gain                            (19,225)       (33,274)              --              --
                                                          -------------   ------------      -----------     -----------
Total Class B distributions                                     (19,225)       (33,274)              --              --
                                                          -------------   ------------      -----------     -----------
Class C:
Distributions from net investment income and net
   foreign currency gains                                        (2,197)            --               --              --
Distributions from net realized gain                            (96,623)       (55,839)              --              --
                                                          -------------   ------------      -----------     -----------
Total Class C distributions                                     (98,820)       (55,839)              --              --
                                                          -------------   ------------      -----------     -----------
Class Y:
Distributions from net investment income and net
   foreign currency gains                                    (2,718,913)    (1,586,166)          (4,029)             --
Distributions from net realized gain                         (8,607,085)    (5,139,352)              --              --
                                                          -------------   ------------      -----------     -----------
Total Class Y distributions                                 (11,325,998)    (6,725,518)          (4,029)             --
                                                          -------------   ------------      -----------     -----------
Decrease in net assets from distributions                   (12,919,367)    (7,192,233)          (5,151)             --
                                                          -------------   ------------      -----------     -----------
BENEFICIAL INTEREST TRANSACTIONS:
Shares sold                                                 376,538,429    258,405,407        9,809,159       3,376,905
Shares issued on reinvestment of distributions               11,937,737      6,546,536            5,096              --
Shares redeemed                                            (166,331,009)   (49,083,452)      (4,576,426)     (3,048,897)
Redemption fees                                                      --             --               --              --
                                                          -------------   ------------      -----------     -----------
Net increase (decrease) in net assets resulting from
   beneficial interest transactions                         222,145,157    215,868,491        5,237,829         328,008
                                                          -------------   ------------      -----------     -----------
INCREASE (DECREASE) IN NET ASSETS                           242,653,934    232,038,765        5,577,705         673,300
NET ASSETS, BEGINNING OF PERIOD                             396,378,271    164,339,506        7,224,774       6,551,474
                                                          -------------   ------------      -----------     -----------
NET ASSETS, END OF PERIOD                                 $ 639,032,205   $396,378,271      $12,802,479     $ 7,224,774
                                                          =============   ============      ===========     ===========
Net assets include accumulated undistributed
   (distributions in excess of) net investment income     $   1,871,207   $  1,116,277      $        (1)    $     5,080
                                                          =============   ============      ===========     ===========

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             147

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                UBS U.S.
                                                                                MID CAP
                                                  UBS U.S. LARGE CAP            GROWTH             UBS U.S. SMALL CAP
                                                   VALUE EQUITY FUND          EQUITY FUND             GROWTH FUND
                                            -----------------------------   --------------   -----------------------------
                                              YEAR ENDED      YEAR ENDED     PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                            JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006+   JUNE 30, 2006   JUNE 30, 2005
                                            -------------   -------------   --------------   -------------   -------------
OPERATIONS:
Net investment income (loss)                 $  1,291,635    $  1,357,529     $   (8,226)    $  (2,555,008)  $ (1,742,621)
Net realized gain (loss)                       10,356,646      11,022,153        (29,770)       17,172,677     12,901,585
Change in net unrealized appreciation
   (depreciation)                               3,542,465       4,059,901       (172,525)       16,235,430     13,918,272
                                             ------------    ------------     ----------     -------------   ------------
Net increase (decrease) in net assets
   from operations                             15,190,746      16,439,583       (210,521)       30,853,099     25,077,236
                                             ------------    ------------     ----------     -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
Class A:
Distributions from net investment income
   and net foreign currency gains              (1,180,726)     (1,124,510)            --                --             --
Distributions from net realized gain           (9,995,542)    (18,062,835)            --        (5,311,677)    (1,360,386)
                                             ------------    ------------     ----------     -------------   ------------
Total Class A distributions                   (11,176,268)    (19,187,345)            --        (5,311,677)    (1,360,386)
                                             ------------    ------------     ----------     -------------   ------------
Class B:
Distributions from net investment income
   and net foreign currency gains                      --              --             --                --             --
Distributions from net realized gain             (300,968)     (1,432,842)            --          (331,063)      (164,894)
                                             ------------    ------------     ----------     -------------   ------------
Total Class B distributions                      (300,968)     (1,432,842)            --          (331,063)      (164,894)
                                             ------------    ------------     ----------     -------------   ------------
Class C:
Distributions from net investment income
   and net foreign currency gains                 (62,311)        (40,144)            --                --             --
Distributions from net realized gain           (1,645,112)     (3,064,856)            --          (350,676)      (148,667)
                                             ------------    ------------     ----------     -------------   ------------
Total Class C distributions                    (1,707,423)     (3,105,000)            --          (350,676)      (148,667)
                                             ------------    ------------     ----------     -------------   ------------
Class Y:
Distributions from net investment income
   and net foreign currency gains                 (84,236)        (76,787)            --                --             --
Distributions from net realized gain             (580,926)       (908,317)            --        (7,818,200)    (1,487,236)
                                             ------------    ------------     ----------     -------------   ------------
Total Class Y distributions                      (665,162)       (985,104)            --        (7,818,200)    (1,487,236)
                                             ------------    ------------     ----------     -------------   ------------
Decrease in net assets from distributions     (13,849,821)    (24,710,291)            --       (13,811,616)    (3,161,183)
                                             ------------    ------------     ----------     -------------   ------------
BENEFICIAL INTEREST TRANSACTIONS:
Shares sold                                     9,482,763      14,884,181      5,456,508       237,309,281    127,326,999
Shares issued on reinvestment of
   distributions                               12,467,214      21,982,744             --        12,644,348      2,732,747
Shares redeemed                               (26,716,957)    (41,599,951)      (212,486)     (107,414,142)   (62,705,608)
                                             ------------    ------------     ----------     -------------   ------------
Net increase (decrease) in net assets
   resulting from beneficial interest
   transactions                                (4,766,980)     (4,733,026)     5,244,022       142,539,487     67,354,138
                                             ------------    ------------     ----------     -------------   ------------
INCREASE (DECREASE) IN NET ASSETS              (3,426,055)    (13,003,734)     5,033,501       159,580,970     89,270,191
NET ASSETS, BEGINNING OF PERIOD               133,967,300     146,971,034             --       275,772,730    186,502,539
                                             ------------    ------------     ----------     -------------   ------------
NET ASSETS, END OF PERIOD                    $130,541,245    $133,967,300     $5,033,501     $ 435,353,700   $275,772,730
                                             ============    ============     ==========     =============   ============
Net assets include accumulated
   undistributed (distributions in
   excess of) net investment income          $    495,766    $    674,285     $    3,189     $        --     $         --
                                             ============    ============     ==========     ===========     ============

+    For the period March 27, 2006 (commencement of operations) to June 30,
     2006.

++   For the period April 27, 2005 (commencement of operations) to June 30,
     2005.


--------------------------------------------------------------------------------
148

THE UBS FUNDS--FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                             UBS ABSOLUTE RETURN BOND FUND         UBS GLOBAL BOND FUND
                                            -------------------------------   -----------------------------
                                              YEAR ENDED      PERIOD ENDED      YEAR ENDED      YEAR ENDED
                                            JUNE 30, 2006   JUNE 30, 2005++   JUNE 30, 2006   JUNE 30, 2005
                                            -------------   ---------------   -------------   -------------
OPERATIONS:
Net investment income (loss)                $   9,976,032     $    320,703     $  1,677,373    $  1,235,167
Net realized gain (loss)                         (331,116)         848,043       (1,560,529)      2,432,598
Change in net unrealized appreciation
   (depreciation)                               6,734,308       (1,074,831)         546,413        (599,775)
                                            -------------     ------------     ------------    ------------
Net increase (decrease) in net assets
   from operations                             16,379,224           93,915          663,257       3,067,990
                                            -------------     ------------     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
Class A:
Distributions from net investment income
   and net foreign currency gains              (4,903,230)        (262,518)        (649,130)       (886,593)
Distributions from net realized gain             (150,694)              --               --              --
                                            -------------     ------------     ------------    ------------
Total Class A distributions                    (5,053,924)        (262,518)        (649,130)       (886,593)
                                            -------------     ------------     ------------    ------------
Class B:
Distributions from net investment income
   and net foreign currency gains                      --               --          (17,832)        (59,846)
Distributions from net realized gain                   --               --               --              --
                                            -------------     ------------     ------------    ------------
Total Class B distributions                            --               --          (17,832)        (59,846)
                                            -------------     ------------     ------------    ------------
Class C:
Distributions from net investment income
   and net foreign currency gains                (625,870)         (34,595)         (86,788)       (186,345)
Distributions from net realized gain              (22,526)              --               --              --
                                            -------------     ------------     ------------    ------------
Total Class C distributions                      (648,396)         (34,595)         (86,788)       (186,345)
                                            -------------     ------------     ------------    ------------
Class Y:
Distributions from net investment income
   and net foreign currency gains              (5,273,291)         (57,800)      (2,208,907)     (2,498,108)
Distributions from net realized gain             (171,039)              --               --              --
                                            -------------     ------------     ------------    ------------
Total Class Y distributions                    (5,444,330)         (57,800)      (2,208,907)     (2,498,108)
                                            -------------     ------------     ------------    ------------
Decrease in net assets from distributions     (11,146,650)        (354,913)      (2,962,657)     (3,630,892)
                                            -------------     ------------     ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS:
Shares sold                                   431,394,854      148,957,872       58,131,940      30,560,920
Shares issued on reinvestment of
   distributions                                9,518,443          311,813        2,730,438       3,331,005
Shares redeemed                              (112,686,324)      (6,659,038)     (32,916,738)    (20,660,253)
                                            -------------     ------------     ------------    ------------
Net increase (decrease) in net assets
   resulting from beneficial interest
   transactions                               328,226,973      142,610,647       27,945,640      13,231,672
                                            -------------     ------------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS             333,459,547      142,349,649       25,646,240      12,668,770
NET ASSETS, BEGINNING OF PERIOD               142,349,649               --       73,281,460      60,612,690
                                            -------------     ------------     ------------    ------------
NET ASSETS, END OF PERIOD                   $ 475,809,196     $142,349,649     $ 98,927,700    $ 73,281,460
                                            =============     ============     ============    ============
Net assets include accumulated
   undistributed (distributions in
   excess of) net investment income         $  (2,424,802)    $  1,042,688     $   (914,689)   $  1,468,248
                                            =============     ============     ============    ============

                                                  UBS HIGH YIELD FUND             UBS U.S. BOND FUND
                                            -----------------------------   -----------------------------
                                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                            JUNE 30, 2006   JUNE 30, 2005   JUNE 30, 2006   JUNE 30, 2005
                                            -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss)                 $  8,604,450    $ 11,107,547    $  5,381,409    $  5,014,559
Net realized gain (loss)                       (5,692,387)    (22,068,924)     (1,824,329)      1,287,087
Change in net unrealized appreciation
   (depreciation)                               1,762,732      24,901,055      (3,637,609)      1,231,336
                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   from operations                              4,674,795      13,939,678         (80,529)      7,532,982
                                             ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
Class A:
Distributions from net investment income
   and net foreign currency gains              (4,659,800)     (6,086,599)     (1,516,248)     (1,293,670)
Distributions from net realized gain                   --              --              --              --
                                             ------------    ------------    ------------    ------------
Total Class A distributions                    (4,659,800)     (6,086,599)     (1,516,248)     (1,293,670)
                                             ------------    ------------    ------------    ------------
Class B:
Distributions from net investment income
   and net foreign currency gains                (204,232)       (425,557)        (39,737)        (60,703)
Distributions from net realized gain                   --              --              --              --
                                             ------------    ------------    ------------    ------------
Total Class B distributions                      (204,232)       (425,557)        (39,737)        (60,703)
                                             ------------    ------------    ------------    ------------
Class C:
Distributions from net investment income
   and net foreign currency gains              (1,018,907)     (1,300,982)        (60,177)        (76,641)
Distributions from net realized gain                   --              --              --              --
                                             ------------    ------------    ------------    ------------
Total Class C distributions                    (1,018,907)     (1,300,982)        (60,177)        (76,641)
                                             ------------    ------------    ------------    ------------
Class Y:
Distributions from net investment income
   and net foreign currency gains              (2,732,863)     (3,636,624)     (4,288,926)     (4,244,383)
Distributions from net realized gain                   --              --              --              --
                                             ------------    ------------    ------------    ------------
Total Class Y distributions                    (2,732,863)     (3,636,624)     (4,288,926)     (4,244,383)
                                             ------------    ------------    ------------    ------------
Decrease in net assets from distributions      (8,615,802)    (11,449,762)     (5,905,088)     (5,675,397)
                                             ------------    ------------    ------------    ------------
BENEFICIAL INTEREST TRANSACTIONS:
Shares sold                                    29,236,468      46,013,811      69,892,399      54,766,655
Shares issued on reinvestment of
   distributions                                5,497,236       7,680,605       5,248,275       5,228,066
Shares redeemed                               (48,270,220)    (85,891,281)    (77,542,857)    (39,253,738)
                                             ------------    ------------    ------------    ------------
Net increase (decrease) in net assets
   resulting from beneficial interest
   transactions                               (13,536,516)    (32,196,865)     (2,402,183)     20,740,983
                                             ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS             (17,477,523)    (29,706,949)     (8,387,800)     22,598,568
NET ASSETS, BEGINNING OF PERIOD               116,288,048     145,994,997     147,537,375     124,938,807
                                             ------------    ------------    ------------    ------------
NET ASSETS, END OF PERIOD                    $ 98,810,525    $116,288,048    $139,149,575    $147,537,375
                                             ============    ============    ============    ============
Net assets include accumulated
   undistributed (distributions in
   excess of) net investment income          $    169,574    $     69,088    $     48,987    $    104,674
                                             ============    ============    ============    ============

+    For the period March 27, 2006 (commencement of operations) to June 30,
     2006.

++   For the period April 27, 2005 (commencement of operations) to June 30,
     2005.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             149

UBS DYNAMIC ALPHA FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                 FOR THE          FOR THE
                                                                YEAR ENDED      PERIOD ENDED
CLASS A                                                       JUNE 30, 2006    JUNE 30, 2005*
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $    10.22        $  10.00
                                                                ----------        --------
Income (loss) from investment operations:
Net investment loss**                                                (0.09)          (0.04)
Net realized and unrealized gain from investment activities           1.01            0.26
                                                                ----------        --------
Total income from investment operations                               0.92            0.22
                                                                ----------        --------
Less dividends/distributions:
From net investment income and net foreign currency gains            (0.10)             --
From net realized gains                                                 --              --
                                                                ----------        --------
Total dividends/distributions                                        (0.10)             --
                                                                ----------        --------
Net increase from payment by Advisor                                  0.00#             --
                                                                ----------        --------
Net asset value, end of period                                  $    11.04        $  10.22
                                                                ==========        ========
Total investment return+                                              9.02%~          2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                             $1,777,329        $528,088
Ratio of expenses to average net assets                               1.20%           1.32%***
Ratio of net investment loss to average net assets                   (0.80)%         (1.04)%***
Portfolio turnover rate                                                 38%              6%

                                                                 FOR THE          FOR THE
                                                                YEAR ENDED     PERIOD ENDED
CLASS B                                                       JUNE 30, 2006   JUNE 30, 2005*
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.19         $  10.00
                                                                 -------         --------
Income (loss) from investment operations:
Net investment loss**                                              (0.17)           (0.08)
Net realized and unrealized gain from investment activities         1.00             0.27
                                                                 -------         --------
Total income from investment operations                             0.83             0.19
                                                                 -------         --------
Less dividends/distributions:
From net investment income and net foreign currency gains          (0.04)              --
From net realized gains                                               --               --
                                                                 -------         --------
Total dividends/distributions                                      (0.04)              --
                                                                 -------         --------
Net increase from payment by Advisor                                0.00#              --
                                                                 -------         --------
Net asset value, end of period                                   $ 10.98         $  10.19
                                                                 =======         ========
Total investment return+                                            8.09%~           1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                              $30,051          $14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                             1.98%            2.11%***
After expense reimbursement/recoupment                              1.99%            2.10%***
Ratio of net investment loss to average net assets:
Before expense reimbursement/recoupment                            (1.58)%          (1.83)%***
After expense reimbursement/recoupment                             (1.59)%          (1.82)%***
Portfolio turnover rate                                               38%               6%

* For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

#    Amount represents less than $0.005 per share.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~ During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had no impact on the total return.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
150

UBS DYNAMIC ALPHA FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                 FOR THE          FOR THE
                                                                YEAR ENDED     PERIOD ENDED
CLASS C                                                       JUNE 30, 2006   JUNE 30, 2005*
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   10.19        $  10.00
                                                                ---------        --------
Income from investment operations:
Net investment loss**                                               (0.17)          (0.08)
Net realized and unrealized gain from investment activities          1.00            0.27
                                                                ---------        --------
Total income from investment operations                              0.83            0.19
                                                                ---------        --------
Less dividends/distributions:
From net investment income and net foreign currency gains           (0.05)             --
From net realized gains                                                --              --
                                                                ---------        --------
Total dividends/distributions                                       (0.05)             --
                                                                ---------        --------
Net increase from payment by Advisor                                 0.00#             --
                                                                ---------        --------
Net asset value, end of period                                  $   10.97        $  10.19
                                                                =========        ========
Total investment return+                                             8.15%~          1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                             $ 520,754        $202,891
Ratio of expenses to average net assets                              1.97%           2.09%***
Ratio of net investment loss to average net assets                  (1.57)%         (1.81)%***
Portfolio turnover rate                                                38%              6%

                                                               FOR THE          FOR THE
                                                              YEAR ENDED     PERIOD ENDED
CLASS Y                                                     JUNE 30, 2006   JUNE 30, 2005*
------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  10.23         $ 10.00
                                                               --------         -------
Income (loss) from investment operations:
Net investment loss**                                             (0.06)          (0.03)
Net realized and unrealized gain (loss)
   from investment activities                                      1.02            0.26
                                                               --------         -------
Total income from investment operations                            0.96            0.23
                                                               --------         -------
Less dividends/distributions:
From net investment income and net foreign currency gains         (0.12)             --
From net realized gains                                              --              --
                                                               --------         -------
Total dividends/distributions                                     (0.12)             --
                                                               --------         -------
Net increase from payment by Advisor                               0.00#             --
                                                               --------         -------
Net asset value, end of period                                 $  11.07         $ 10.23
                                                               ========         =======
Total investment return+                                           9.28%~          2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                            $293,004         $56,220
Ratio of expenses to average net assets                            0.92%           1.00%***
Ratio of net investment loss to average net assets                (0.52)%         (0.72)%***
Portfolio turnover rate                                              38%              6%

* For the period January 27, 2005 (commencement of issuance) through June 30, 2005.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

#    Amount represents less than $0.005 per share.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~ During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had no impact on the total return.


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
                                                                             151

UBS GLOBAL ALLOCATION FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,
                                                              ------------------------------------------------------
CLASS A                                                          2006         2005        2004       2003      2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $    13.33   $    12.35   $  10.69   $  10.60   $11.10
                                                              ----------   ----------   --------   --------   ------
Income from investment operations:
Net investment income**                                             0.19         0.17       0.12       0.10     0.10
Net realized and unrealized gain from investment activities         1.08         1.32       1.69       0.41     0.40
                                                              ----------   ----------   --------   --------   ------
Total income from investment operations                             1.27         1.49       1.81       0.51     0.50
                                                              ----------   ----------   --------   --------   ------
Less dividends/distributions:
From net investment income and net foreign currency gains          (0.14)       (0.19)     (0.15)     (0.42)   (0.19)
From net realized gains                                            (0.60)       (0.32)        --         --    (0.81)
                                                              ----------   ----------   --------   --------   ------
Total dividends/distributions                                      (0.74)       (0.51)     (0.15)     (0.42)   (1.00)
                                                              ----------   ----------   --------   --------   ------
Net asset value, end of year                                  $    13.86   $    13.33   $  12.35   $  10.69   $10.60
                                                              ==========   ==========   ========   ========   ======
Total investment return+                                            9.72%       12.11%     17.02%      5.35%    4.84%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                             $2,246,289   $1,594,113   $876,636   $175,415   $6,914
Ratio of expenses to average net assets                             1.14%        1.20%      1.28%      1.35%    1.35%
Ratio of net investment income to average net assets                1.41%        1.34%      1.00%      0.98%    0.98%
Portfolio turnover rate                                               83%          84%        78%        66%     116%

                                                                         YEAR ENDED JUNE 30,                 FOR THE
                                                              ----------------------------------------    PERIOD ENDED
CLASS B                                                         2006       2005       2004       2003    JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  13.08   $  12.14   $  10.55   $ 10.52       $11.21
                                                              --------   --------   --------   -------       ------
Income from investment operations:
Net investment income**                                           0.08       0.08       0.02      0.02         0.12
Net realized and unrealized gain from investment activities       1.06       1.29       1.68      0.41         0.19
                                                              --------   --------   --------   -------       ------
Total income from investment operations                           1.14       1.37       1.70      0.43         0.31
                                                              --------   --------   --------   -------       ------
Less dividends/distributions:
From net investment income and net foreign currency gains        (0.02)     (0.11)     (0.11)    (0.40)       (0.19)
From net realized gains                                          (0.60)     (0.32)        --        --        (0.81)
                                                              --------   --------   --------   -------       ------
Total dividends/distributions                                    (0.62)     (0.43)     (0.11)    (0.40)       (1.00)
                                                              --------   --------   --------   -------       ------
Net asset value, end of period                                $  13.60   $  13.08   $  12.14   $ 10.55       $10.52
                                                              ========   ========   ========   =======       ======
Total investment return+                                          8.81%     11.24%     16.14%     4.60%        3.00%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                           $161,704   $184,359   $153,481   $49,573       $1,570
Ratio of expenses to average net assets                           1.95%      1.96%      2.09%     2.10%        2.10%***
Ratio of net investment income to average net assets              0.60%      0.58%      0.19%     0.23%        2.17%***
Portfolio turnover rate                                             83%        84%        78%       66%         116%

* For the period December 13, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
152

UBS GLOBAL ALLOCATION FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                          YEAR ENDED JUNE 30,                   FOR THE
                                                              -------------------------------------------    PERIOD ENDED
CLASS C                                                          2006        2005       2004       2003     JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $    13.09   $  12.15   $  10.56   $  10.54       $11.10
                                                              ----------   --------   --------   --------       ------
Income from investment operations:
Net investment income**                                             0.09       0.09       0.03       0.02         0.11
Net realized and unrealized gain from investment activities         1.05       1.29       1.68       0.41         0.33
                                                              ----------   --------   --------   --------       ------
Total income from investment operations                             1.14       1.38       1.71       0.43         0.44
                                                              ----------   --------   --------   --------       ------
Less dividends/distributions:
From net investment income and net foreign currency gains          (0.05)     (0.12)     (0.12)     (0.41)       (0.19)
From net realized gains                                            (0.60)     (0.32)        --         --        (0.81)
                                                              ----------   --------   --------   --------       ------
Total dividends/distributions                                      (0.65)     (0.44)     (0.12)     (0.41)       (1.00)
                                                              ----------   --------   --------   --------       ------
Net asset value, end of period                                $    13.58   $  13.09   $  12.15   $  10.56       $10.54
                                                              ==========   ========   ========   ========       ======
Total investment return+                                            8.82%     11.32%     16.19%      4.55%        4.23%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                           $1,044,517   $903,280   $539,399   $137,078       $1,525
Ratio of expenses to average net assets                             1.91%      1.95%      2.06%      2.10%        2.10%***
Ratio of net investment income to average net assets                0.64%      0.59%      0.23%      0.23%        1.77%***
Portfolio turnover rate                                               83%        84%        78%        66%         116%


                                                                               YEAR ENDED JUNE 30,
                                                              ----------------------------------------------------
CLASS Y                                                         2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  13.51   $  12.50   $  10.79   $  10.69   $  11.18
                                                              --------   --------   --------   --------   --------
Income from investment operations:
Net investment income**                                           0.23       0.22       0.15       0.12       0.13
Net realized and unrealized gain from investment activities       1.09       1.33       1.73       0.41       0.38
                                                              --------   --------   --------   --------   --------
Total income from investment operations                           1.32       1.55       1.88       0.53       0.51
                                                              --------   --------   --------   --------   --------
Less dividends/distributions:
From net investment income and net foreign currency gains        (0.17)     (0.22)     (0.17)     (0.43)     (0.19)
From net realized gains                                          (0.60)     (0.32)        --         --      (0.81)
                                                              --------   --------   --------   --------   --------
Total dividends/distributions                                    (0.77)     (0.54)     (0.17)     (0.43)     (1.00)
                                                              --------   --------   --------   --------   --------
Net asset value, end of year                                  $  14.06   $  13.51   $  12.50   $  10.79   $  10.69
                                                              ========   ========   ========   ========   ========
Total investment return+                                          9.98%     12.40%     17.44%      5.50%      4.91%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                             $463,122   $356,154   $263,675   $193,758   $165,630
Ratio of expenses to average net assets                           0.88%      0.93%      1.02%      1.10%      1.10%
Ratio of net investment income to average net assets              1.67%      1.61%      1.26%      1.23%      1.24%
Portfolio turnover rate                                             83%        84%        78%        66%       116%

* For the period November 22, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             153

UBS GLOBAL EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED JUNE 30,
                                                                     ----------------------------------------------------
CLASS A                                                                2006       2005       2004        2003       2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  11.63   $  10.51   $   8.89   $   9.37    $ 10.61
                                                                     --------   --------   --------   --------    -------
Income (loss) from investment operations:
Net investment income**                                                  0.11       0.15       0.10       0.16       0.04
Net realized and unrealized gain (loss) from investment activities       1.32       0.97       1.63      (0.39)     (0.88)
                                                                     --------   --------   --------   --------    -------
Total income (loss) from investment operations                           1.43       1.12       1.73      (0.23)     (0.84)
                                                                     --------   --------   --------   --------    -------
Less dividends/distributions:
From net investment income and net foreign currency gains               (0.07)        --      (0.11)     (0.25)     (0.06)
From net realized gains                                                    --         --         --         --      (0.34)
                                                                     --------   --------   --------   --------    -------
Total dividends/distributions                                           (0.07)        --      (0.11)     (0.25)     (0.40)
                                                                     --------   --------   --------   --------    -------
Net asset value, end of year                                         $  12.99   $  11.63   $  10.51   $   8.89    $  9.37
                                                                     ========   ========   ========   ========    =======
Total investment return+                                                12.35%     10.66%     19.49%     (2.23)%    (8.05)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $173,052   $109,998   $117,084   $123,756    $15,173
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                        1.37%      1.39%      1.44%      1.44%      1.47%
After expense reimbursement and earnings credits                         1.25%      1.25%      1.25%      1.25%      1.25%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                        0.76%      1.21%      0.80%      1.73%      0.17%
After expense reimbursement and earnings credits                         0.88%      1.35%      0.99%      1.92%      0.39%
Portfolio turnover rate                                                    48%        37%        50%       206%       117%

                                                                                 YEAR ENDED JUNE 30,                   FOR THE
                                                                     ------------------------------------------     PERIOD ENDED
CLASS B                                                                2006       2005       2004        2003      JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 11.39    $  10.37   $   8.82    $   9.34        $10.17
                                                                     -------    --------   --------    --------        ------
Income (loss) from investment operations:
Net investment income**                                                 0.02        0.07       0.02        0.10          0.05
Net realized and unrealized gain (loss) from investment activities      1.28        0.95       1.62       (0.39)        (0.48)
                                                                     -------    --------   --------    --------        ------
Total income (loss) from investment operations                          1.30        1.02       1.64       (0.29)        (0.43)
                                                                     -------    --------   --------    --------        ------
Less dividends/distributions:
From net investment income and net foreign currency gains                 --          --      (0.09)      (0.23)        (0.06)
From net realized gains                                                   --          --         --          --         (0.34)
                                                                     -------    --------   --------    --------        ------
Total dividends/distributions                                             --          --      (0.09)      (0.23)        (0.40)
                                                                     -------    --------   --------    --------        ------
Net asset value, end of period                                       $ 12.69    $  11.39   $  10.37    $   8.82        $ 9.34
                                                                     =======    ========   ========    ========        ======
Total investment return+                                               11.41%       9.84%     18.61%      (2.91)%       (4.38)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $13,672    $108,894   $134,419    $144,232        $  418
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       2.35%       2.22%      2.27%       2.20%         2.25%***
After expense reimbursement and earnings credits                        2.00%       2.00%      2.00%       2.00%         2.00%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                      (0.22)%      0.38%     (0.03)%      0.97%         0.72%***
After expense reimbursement and earnings credits                        0.13%       0.60%      0.24%       1.17%         0.97%***
Portfolio turnover rate                                                   48%         37%        50%        206%          117%

* For the period December 11, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
154

UBS GLOBAL EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                               YEAR ENDED JUNE 30,              FOR THE
                                                                     -------------------------------------    PERIOD ENDED
CLASS C                                                                2006      2005      2004      2003    JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 11.35   $ 10.33   $  8.79   $  9.33     $10.18
                                                                     -------   -------   -------   -------     ------
Income (loss) from investment operations:
Net investment income**                                                 0.02      0.06      0.02      0.10       0.04
Net realized and unrealized gain (loss) from investment activities      1.28      0.96      1.61     (0.40)     (0.49)
                                                                     -------   -------   -------   -------     ------
Total income (loss) from investment operations                          1.30      1.02      1.63     (0.30)     (0.45)
                                                                     -------   -------   -------   -------     ------
Less dividends/distributions:
From net investment income and net foreign currency gains                 --        --     (0.09)    (0.24)     (0.06)
From net realized gains                                                   --        --        --        --      (0.34)
                                                                     -------   -------   -------   -------     ------
Total dividends/distributions                                             --        --     (0.09)    (0.24)     (0.40)
                                                                     -------   -------   -------   -------     ------
Net asset value, end of period                                       $ 12.65   $ 11.35   $ 10.33   $  8.79     $ 9.33
                                                                     =======   =======   =======   =======     ======
Total investment return+                                               11.45%     9.87%    18.54%    (2.93)%    (4.57)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $56,836   $68,735   $82,684   $93,605     $  351
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       2.20%     2.20%     2.28%     2.24%      2.23%***
After expense reimbursement and earnings credits                        2.00%     2.00%     2.00%     2.00%      2.00%***
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and earnings credits                      (0.07)%    0.40%    (0.03)%    0.93%      0.55%***
After expense reimbursement and earnings credits                        0.13%     0.60%     0.25%     1.17%      0.78%***
Portfolio turnover rate                                                   48%       37%       50%      206%       117%

                                                                                     YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------------
CLASS Y                                                                2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  11.83   $  10.67   $   8.99   $  9.47    $ 10.68
                                                                     --------   --------   --------   -------    -------
Income (loss) from investment operations:
Net investment income**                                                  0.15       0.18       0.13      0.18       0.06
Net realized and unrealized gain (loss) from investment activities       1.34       0.98       1.67     (0.39)     (0.87)
                                                                     --------   --------   --------   -------    -------
Total income (loss) from investment operations                           1.49       1.16       1.80     (0.21)     (0.81)
                                                                     --------   --------   --------   -------    -------
Less dividends/distributions:
From net investment income and net foreign currency gains               (0.09)        --      (0.12)    (0.27)     (0.06)
From net realized gains                                                    --         --         --        --      (0.34)
                                                                     --------   --------   --------   -------    -------
Total dividends/distributions                                           (0.09)        --      (0.12)    (0.27)     (0.40)
                                                                     --------   --------   --------   -------    -------
Net asset value, end of year                                         $  13.23   $  11.83   $  10.67   $  8.99    $  9.47
                                                                     ========   ========   ========   =======    =======
Total investment return+                                                12.67%     10.87%     20.09%    (1.93)%    (7.71)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $180,990   $159,252   $114,835   $62,873    $40,714
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                        0.99%      1.04%      1.03%     1.16%      1.19%
After expense reimbursement and earnings credits                         0.99%      1.00%      1.00%     1.00%      1.00%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                        1.14%      1.56%      1.21%     2.01%      0.45%
After expense reimbursement and earnings credits                         1.14%      1.60%      1.24%     2.17%      0.64%
Portfolio turnover rate                                                    48%        37%        50%      206%       117%

* For the period November 27, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             155

UBS INTERNATIONAL EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                  YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------
CLASS A                                                                2006      2005     2004     2003      2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  9.48   $  8.58   $ 6.99   $ 8.08    $10.61
                                                                     -------   -------   ------   ------    ------
Income (loss) from investment operations:
Net investment income**                                                 0.16      0.15     0.12     0.10      0.13
Net realized and unrealized gain (loss) from investment activities      1.81      0.86     1.69    (0.87)    (0.79)
                                                                     -------   -------   ------   ------    ------
Total income (loss) from investment operations                          1.97      1.01     1.81    (0.77)    (0.66)
                                                                     -------   -------   ------   ------    ------
Less dividends/distributions:
From net investment income and net foreign currency gains              (0.10)    (0.11)   (0.22)   (0.31)    (0.27)
From net realized gains                                                (0.37)       --       --    (0.01)    (1.60)
                                                                     -------   -------   ------   ------    ------
Total dividends/distributions                                          (0.47)    (0.11)   (0.22)   (0.32)    (1.87)
                                                                     -------   -------   ------   ------    ------
Net asset value, end of year                                         $ 10.98   $  9.48   $ 8.58   $ 6.99    $ 8.08
                                                                     =======   =======   ======   ======    ======
Total investment return+                                               20.93%    11.73%   26.00%   (9.24)%   (5.91)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $23,539   $15,168   $7,866   $3,146    $2,599
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.48%     1.68%    1.55%    1.47%     1.41%
After expense reimbursement and earnings credits                        1.25%     1.25%    1.25%    1.25%     1.25%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       1.29%     1.18%    1.13%    1.21%     1.38%
After expense reimbursement and earnings credits                        1.52%     1.61%    1.43%    1.43%     1.54%
Portfolio turnover rate                                                   69%       71%     108%     120%       82%

                                                                            YEAR ENDED JUNE 30,               FOR THE
                                                                     ---------------------------------     PERIOD ENDED
CLASS B                                                               2006     2005     2004     2003     JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 9.34   $ 8.48   $ 6.92   $ 8.05         $7.75
                                                                     ------   ------   ------   ------         -----
Income (loss) from investment operations:
Net investment income**                                                0.08     0.08     0.06     0.04          0.05
Net realized and unrealized gain (loss) from investment activities     1.77     0.85     1.67    (0.86)         0.25
                                                                     ------   ------   ------   ------         -----
Total income (loss) from investment operations                         1.85     0.93     1.73    (0.82)         0.30
                                                                     ------   ------   ------   ------         -----
Less dividends/distributions:
From net investment income and net foreign currency gains                --    (0.07)   (0.17)   (0.30)           --
From net realized gains                                               (0.37)      --       --    (0.01)           --
                                                                     ------   ------   ------   ------         -----
Total dividends/distributions                                         (0.37)   (0.07)   (0.17)   (0.31)           --
                                                                     ------   ------   ------   ------         -----
Net asset value, end of period                                       $10.82   $ 9.34   $ 8.48   $ 6.92         $8.05
                                                                     ======   ======   ======   ======         =====
Total investment return+                                              19.86%   10.92%   25.17%   (9.94)%        3.87%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $  732   $  876   $  815   $  352         $ 120
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      2.22%    2.25%    2.60%    2.18%         2.05%***
After expense reimbursement and earnings credits                       2.00%    2.00%    2.00%    2.00%         2.00%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      0.55%    0.61%    0.09%    0.50%         1.45%***
After expense reimbursement and earnings credits                       0.77%    0.86%    0.69%    0.68%         1.50%***
Portfolio turnover rate                                                  69%      71%     108%     120%           82%

* For the period February 12, 2002 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
156

UBS INTERNATIONAL EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                             YEAR ENDED JUNE 30,               FOR THE
                                                                     ----------------------------------     PERIOD ENDED
CLASS C                                                               2006     2005     2004      2003     JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 9.30   $ 8.45   $ 6.90   $  8.05         $7.75
                                                                     ------   ------   ------   -------         -----
Income (loss) from investment operations:
Net investment income **                                               0.08     0.08     0.06      0.04          0.04
Net realized and unrealized gain (loss) from investment activities     1.77     0.85     1.68     (0.89)         0.26
                                                                     ------   ------   ------   -------         -----
Total income (loss) from investment operations                         1.85     0.93     1.74     (0.85)         0.30
                                                                     ------   ------   ------   -------         -----
Less dividends/distributions:
From net investment income and net foreign currency gains             (0.02)   (0.08)   (0.19)    (0.29)           --
From net realized gains                                               (0.37)      --       --     (0.01)           --
                                                                     ------   ------   ------   -------         -----
Total distributions                                                   (0.39)   (0.08)   (0.19)    (0.30)           --
                                                                     ------   ------   ------   -------         -----
Net asset value, end of period                                       $10.76   $ 9.30   $ 8.45   $  6.90         $8.05
                                                                     ======   ======   ======   =======         =====
Total return+                                                         19.93%   10.97%   25.26%   (10.29)%        3.87%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $2,412   $1,816   $1,338   $   399         $ 183
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      2.17%    2.16%    2.35%     2.21%         2.19%***
After expense reimbursement and earnings credits                       2.00%    2.00%    2.00%     2.00%         2.00%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      0.60%    0.70%    0.34%     0.47%         0.91%***
After expense reimbursement and earnings credits                       0.77%    0.86%    0.69%     0.68%         1.10%***
Portfolio turnover rate                                                  69%      71%     108%      120%           82%

                                                                                     YEAR ENDED JUNE 30,
                                                                     ---------------------------------------------------
CLASS Y                                                                2006       2005       2004       2003       2002
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $   9.55   $   8.63   $   7.01   $  8.12    $ 10.64
                                                                     --------   --------   --------   -------    -------
Income (loss) from investment operations:
Net investment income**                                                  0.19       0.17       0.14      0.11       0.09
Net realized and unrealized gain (loss) from investment activities       1.79       0.86       1.71     (0.88)     (0.74)
                                                                     --------   --------   --------   -------    -------
Total income (loss) from investment operations                           1.98       1.03       1.85     (0.77)     (0.65)
                                                                     --------   --------   --------   -------    -------
Less dividends/distributions:
From net investment income and net foreign currency gains               (0.12)     (0.11)     (0.23)    (0.33)     (0.27)
From net realized gains                                                 (0.37)        --         --     (0.01)     (1.60)
                                                                     --------   --------   --------   -------    -------
Total distributions                                                     (0.49)     (0.11)     (0.23)    (0.34)     (1.87)
                                                                     --------   --------   --------   -------    -------
Net asset value, end of year                                         $  11.04   $   9.55   $   8.63   $  7.01    $  8.12
                                                                     ========   ========   ========   =======    =======
Total return+                                                           21.22%     11.97%     26.56%    (9.21)%    (5.78)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $147,397   $113,264   $100,782   $90,514    $97,851
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                        1.19%      1.18%      1.26%     1.21%      1.13%
After expense reimbursement and earnings credits                         1.00%      1.00%      1.00%     1.00%      1.00%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                        1.58%      1.68%      1.43%     1.47%      0.92%
After expense reimbursement and earnings credits                         1.77%      1.86%      1.69%     1.68%      1.05%
Portfolio turnover rate                                                    69%        71%       108%      120%        82%

* For the period December 26, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
                                                                             157

UBS U.S. LARGE CAP EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                         YEAR ENDED JUNE 30,
                                           ---------------------------------------------
CLASS A                                      2006      2005     2004     2003      2002
----------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 17.27   $ 16.08   $13.63   $13.94   $ 15.97
                                           -------   -------   ------   ------   -------
Income (loss) from investment
   operations:
Net investment income**                       0.10      0.15     0.06     0.11      0.08
Net realized and unrealized gain
   (loss) from investment activities          1.39      1.63     2.54     0.04     (1.38)
                                           -------   -------   ------   ------   -------
Total income (loss) from investment
   operations                                 1.49      1.78     2.60     0.15     (1.30)
                                           -------   -------   ------   ------   -------
Less dividends/distributions:
From net investment income                   (0.11)    (0.11)   (0.15)   (0.08)    (0.04)
From net realized gains                      (0.41)    (0.48)      --    (0.38)    (0.69)
                                           -------   -------   ------   ------   -------
Total dividends/distributions                (0.52)    (0.59)   (0.15)   (0.46)    (0.73)
                                           -------   -------   ------   ------   -------
Net asset value, end of year               $ 18.24   $ 17.27   $16.08   $13.63   $ 13.94
                                           =======   =======   ======   ======   =======
Total investment return+                      8.62%    11.10%   19.10%    1.37%    (8.41)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)          $88,968   $25,669   $7,886   $4,702   $13,698
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
   and earnings credits                       1.24%     1.14%    1.36%    1.30%     1.19%
After expense reimbursement/recoupment
   and earnings credits                       1.24%     1.14%    1.30%    1.05%     1.05%
Ratio of net investment income to
   average net assets:
Before expense reimbursement/recoupment
   and earnings credits                       0.54%     0.89%    0.37%    0.64%     0.40%
After expense reimbursement/recoupment
   and earnings credits                       0.54%     0.89%    0.43%    0.89%     0.54%
Portfolio turnover rate                         50%       32%      43%      33%       60%

                                                   YEAR ENDED JUNE 30,               FOR THE
                                           -----------------------------------    PERIOD ENDED
CLASS B                                     2006      2005     2004      2003    JUNE 30, 2002*
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period       $16.94    $15.81   $13.45    $13.87       $14.76
                                           ------    ------   ------    ------       ------
Income (loss) from investment
   operations:
Net investment income (loss)**              (0.04)     0.00#   (0.05)     0.02         0.06
Net realized and unrealized gain (loss)
   from investment activities                1.35      1.61     2.50      0.02        (0.22)
                                           ------    ------   ------    ------       ------
Total income (loss) from investment
   operations                                1.31      1.61     2.45      0.04        (0.16)
                                           ------    ------   ------    ------       ------
Less dividends/distributions:
From net investment income                     --        --    (0.09)    (0.08)       (0.04)
From net realized gains                     (0.41)    (0.48)      --     (0.38)       (0.69)
                                           ------    ------   ------    ------       ------
Total dividends/distributions               (0.41)    (0.48)   (0.09)    (0.46)       (0.73)
                                           ------    ------   ------    ------       ------
Net asset value, end of period             $17.84    $16.94   $15.81    $13.45       $13.87
                                           ======    ======   ======    ======       ======
Total investment return+                     7.73%    10.19%   18.25%     0.63%       (1.39)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)        $  989    $1,018   $1,217    $  635       $  223
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
   and earnings credits                      2.01%     2.02%    2.04%     2.04%        1.99%***
After expense reimbursement/recoupment
   and earnings credits                      2.01%     2.02%    2.04%     1.80%        1.80%***
Ratio of net investment income (loss) to
   average net assets:
Before expense reimbursement/recoupment
   and earnings credits                     (0.23)%    0.01%   (0.31)%   (0.10)%       0.46%***
After expense reimbursement/recoupment
   and earnings credits                     (0.23)%    0.01%   (0.31)%    0.14%        0.65%***
Portfolio turnover rate                        50%       32%      43%       33%          60%

* For the period November 5, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

#    Amount is less than $0.01 per share.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
158

UBS U.S. LARGE CAP EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                   YEAR ENDED JUNE 30,               FOR THE
                                           -----------------------------------     PERIOD ENDED
CLASS C                                     2006      2005     2004      2003     JUNE 30, 2002*
------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $16.93    $15.80   $13.44    $13.88        $15.20
                                           ------    ------   ------    ------        ------
Income (loss) from investment
   operations:
Net investment income (loss)**              (0.04)     0.01    (0.04)     0.02          0.07
Net realized and unrealized gain (loss)
   from investment activities                1.36      1.60     2.49      0.03         (0.66)
                                           ------    ------   ------    ------        ------
Total income (loss) from investment
   operations                                1.32      1.61     2.45      0.05         (0.59)
                                           ------    ------   ------    ------        ------
Less dividends/distributions:
From net investment income                  (0.01)       --    (0.09)    (0.11)        (0.04)
From net realized gains                     (0.41)    (0.48)      --     (0.38)        (0.69)
                                           ------    ------   ------    ------        ------
Total dividends/distributions               (0.42)    (0.48)   (0.09)    (0.49)        (0.73)
                                           ------    ------   ------    ------        ------
Net asset value, end of period             $17.83    $16.93   $15.80    $13.44        $13.88
                                           ======    ======   ======    ======        ======
Total investment return+                     7.79%    10.20%   18.26%     0.68%        (4.18)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)        $5,977    $2,423   $1,629    $1,020        $   70
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
   and earnings credits                      1.98%     1.95%    2.00%     2.04%         1.97%***
After expense reimbursement/recoupment
   and earnings credits                      1.98%     1.95%    2.00%     1.80%         1.80%***
Ratio of net investment income (loss) to
   average net assets:
Before expense reimbursement/recoupment
   and earnings credits                     (0.20)%    0.08%   (0.27)%   (0.10)%        0.56%***
After expense reimbursement/recoupment
   and earnings credits                     (0.20)%    0.08%   (0.27)%    0.14%         0.73%***
Portfolio turnover rate                        50%       32%      43%       33%           60%

                                                           YEAR ENDED JUNE 30,
                                           --------------------------------------------------
CLASS Y                                      2006       2005       2004       2003      2002
---------------------------------------------------------------------------------------------
Net asset value, beginning of year         $  17.42   $  16.21   $  13.73   $ 14.07   $ 16.07
                                           --------   --------   --------   -------   -------
Income (loss) from investment
   operations:
Net investment income**                        0.15       0.19       0.12      0.14      0.12
Net realized and unrealized gain (loss)
   from investment activities                  1.40       1.65       2.55      0.04     (1.39)
                                           --------   --------   --------   -------   -------
Total income (loss) from investment
   operations                                  1.55       1.84       2.67      0.18     (1.27)
                                           --------   --------   --------   -------   -------
Less dividends/distributions:
From net investment income                    (0.13)     (0.15)     (0.19)    (0.14)    (0.04)
From net realized gains                       (0.41)     (0.48)        --     (0.38)    (0.69)
                                           --------   --------   --------   -------   -------
Total dividends/distributions                 (0.54)     (0.63)     (0.19)    (0.52)    (0.73)
                                           --------   --------   --------   -------   -------
Net asset value, end of year               $  18.43   $  17.42   $  16.21   $ 13.73   $ 14.07
                                           ========   ========   ========   =======   =======
Total investment return+                       8.91%     11.37%     19.50%     1.69%    (8.17)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)          $543,099   $367,268   $153,608   $99,398   $87,710
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
   and earnings credits                        0.97%      0.90%      0.96%     1.04%     0.93%
After expense reimbursement/recoupment
   and earnings credits                        0.97%      0.90%      0.96%     0.80%     0.80%
Ratio of net investment income to
   average net assets:
Before expense reimbursement/recoupment
   and earnings credits                        0.81%      1.13%      0.76%     0.90%     0.66%
After expense reimbursement/recoupment
   and earnings credits                        0.81%      1.13%      0.76%     1.14%     0.79%
Portfolio turnover rate                          50%        32%        43%       33%       60%

* For the period November 13, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             159

UBS U.S. LARGE CAP GROWTH FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                          YEAR ENDED JUNE 30,
                                           -----------------------------------------------
CLASS A                                     2006      2005      2004      2003       2002
------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 8.21    $ 7.71    $ 6.39    $ 6.38    $  8.90
                                           ------    ------    ------    ------    -------
Income (loss) from investment
   operations:
Net investment income (loss)**              (0.01)    0.00#     (0.02)    0.00#      (0.02)
Net realized and unrealized gain (loss)
   from investment activities                0.61      0.50      1.34      0.01      (2.45)
                                           ------    ------    ------    ------    -------
Total income (loss) from investment
   operations                                0.60      0.50      1.32      0.01      (2.47)
                                           ------    ------    ------    ------    -------
Less dividends/distributions:
From net investment income                  (0.00)#      --        --        --         --
From net realized gains                        --        --        --        --      (0.05)
                                           ------    ------    ------    ------    -------
Total dividends/distributions               (0.00)       --        --        --      (0.05)
                                           ------    ------    ------    ------    -------
Net asset value, end of year               $ 8.81    $ 8.21    $ 7.71    $ 6.39    $  6.38
                                           ======    ======    ======    ======    =======
Total investment return+                     7.33%     6.49%    20.66%     0.16%    (27.89)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)          $6,803    $3,175    $2,275    $1,163    $ 1,155
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          2.33%     3.19%     2.76%     3.91%      2.51%
After expense reimbursement and earnings
   credits                                   1.05%     1.05%     1.05%     1.05%      1.05%
Ratio of net investment income (loss) to
   average net assets:
Before expense reimbursement and
   earnings credits                         (1.44)%   (2.10)%   (2.03)%   (2.82)%    (1.71)%
After expense reimbursement and earnings
   credits                                  (0.16)%    0.04%    (0.32)%    0.04%     (0.25)%
Portfolio turnover rate                       137%      145%      102%       86%        93%

                                                   YEAR ENDED JUNE 30,                 FOR THE
                                           ------------------------------------     PERIOD ENDED
CLASS B                                     2006      2005      2004      2003     JUNE 30, 2002*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 8.00    $ 7.57    $ 6.32    $ 6.36        $  7.86
                                           ------    ------    ------    ------        -------
Income (loss) from investment
   operations:
Net investment loss**                       (0.08)    (0.05)    (0.08)    (0.04)         (0.05)
Net realized and unrealized gain (loss)
   from investment activities                0.60      0.48      1.33        --          (1.40)
                                           ------    ------    ------    ------        -------
Total income (loss) from investment
   operations                                0.52      0.43      1.25     (0.04)         (1.45)
                                           ------    ------    ------    ------        -------
Less dividends/distributions:
From net realized gains                        --        --        --        --          (0.05)
                                           ------    ------    ------    ------        -------
Net asset value, end of period             $ 8.52    $ 8.00    $ 7.57    $ 6.32        $  6.36
                                           ======    ======    ======    ======        =======
Total investment return+                     6.50%     5.68%    19.78%    (0.63)%       (18.61)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)        $  389    $  564    $  342    $  321        $   115
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          3.23%     3.93%     3.48%     4.54%          3.06%***
After expense reimbursement and
   earnings credits                          1.80%     1.80%     1.80%     1.80%          1.80%***
Ratio of net investment loss to average
   net assets:
Before expense reimbursement and
   earnings credits                         (2.34)%   (2.84)%   (2.75)%   (3.45)%        (2.28)%***
After expense reimbursement and earnings
   credits                                  (0.91)%   (0.71)%   (1.07)%   (0.71)%        (1.02)%***
Portfolio turnover rate                       137%      145%      102%       86%            93%

* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

#    Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
160

UBS U.S. LARGE CAP GROWTH FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                   YEAR ENDED JUNE 30,                FOR THE
                                           ------------------------------------     PERIOD ENDED
CLASS C                                     2006      2005      2004      2003     JUNE 30, 2002*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 8.00    $ 7.56    $ 6.32    $ 6.35     $  8.18
                                           ------    ------    ------    ------     -------
Income (loss) from investment
   operations:
Net investment loss**                       (0.08)    (0.05)    (0.08)    (0.04)      (0.05)
Net realized and unrealized gain (loss)
   from investment activities                0.61      0.49      1.32      0.01       (1.73)
                                           ------    ------    ------    ------     -------
Total income (loss) from investment
   operations                                0.53      0.44      1.24     (0.03)      (1.78)
                                           ------    ------    ------    ------     -------
Less dividends/distributions:
From net realized gains                        --        --        --        --       (0.05)
                                           ------    ------    ------    ------     -------
Net asset value, end of period             $ 8.53    $ 8.00    $ 7.56    $ 6.32     $  6.35
                                           ======    ======    ======    ======     =======
Total investment return+                     6.63%     5.82%    19.62%    (0.47)%    (21.91)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)          $  814    $  407    $  432    $  267     $   572
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          3.12%     3.96%     3.54%     4.71%       3.22%***
After expense reimbursement and earnings
   credits                                   1.80%     1.80%     1.80%     1.80%       1.80%***
Ratio of net investment loss to average
   net assets:
Before expense reimbursement and
   earnings credits                         (2.23)%   (2.87)%   (2.81)%   (3.62)%     (2.44)%***
After expense reimbursement and earnings
   credits                                  (0.91)%   (0.71)%   (1.08)%   (0.71)%     (1.02)%***
Portfolio turnover rate                       137%      145%      102%       86%         93%

                                                         YEAR ENDED JUNE 30,
                                           -----------------------------------------------
CLASS Y                                     2006      2005      2004      2003       2002
------------------------------------------------------------------------------------------
Net asset value, beginning of year         $ 8.38    $ 7.85    $ 6.49    $ 6.47    $  8.99
                                           ------    ------    ------    ------    -------
Income (loss) from investment operations:
Net investment income (loss) from
   investment activities                     0.01      0.02     (0.01)     0.02       0.00#
Net realized and unrealized gain (loss)      0.64      0.51      1.37      0.00#     (2.47)
                                           ------    ------    ------    ------    -------
Total income (loss) from investment
   operations                                0.65      0.53      1.36      0.02      (2.47)
                                           ------    ------    ------    ------    -------
Less dividends/distributions:
   From net investment income               (0.01)       --        --        --         --
From net realized gains                        --        --        --        --      (0.05)
                                           ------    ------    ------    ------    -------
Total dividends/distributions               (0.01)       --        --        --      (0.05)
                                           ------    ------    ------    ------    -------
Net asset value, end of year               $ 9.02    $ 8.38    $ 7.85    $ 6.49    $  6.47
                                           ======    ======    ======    ======    =======
Total investment return+                     7.72%     6.75%    20.96%     0.31%    (27.61)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)          $4,797    $3,078    $3,502    $1,943    $ 2,291
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                          2.10%     3.01%     2.51%     3.72%      2.14%
After expense reimbursement and
   earnings credits                          0.80%     0.80%     0.80%     0.80%      0.80%
Ratio of net investment income (loss) to
   average net assets:
Before expense reimbursement and
   earnings credits                         (1.21)%   (1.92)%   (1.78)%   (2.62)%    (1.39)%
After expense reimbursement and earnings
   credits                                   0.09%     0.29%    (0.07)%    0.29%     (0.05)%
Portfolio turnover rate                       137%      145%      102%       86%        93%

* For the period November 19, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

#    Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                                             161

UBS U.S. LARGE CAP VALUE EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                        YEAR ENDED JUNE 30,              FOR THE
                                            ---------------------------------------    PERIOD ENDED
CLASS A                                       2006       2005       2004      2003    JUNE 30, 2002*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  10.48   $  11.18   $   9.31   $ 9.37     $ 9.96
                                            --------   --------   --------   ------     ------
Income (loss) from investment operations:
Net investment income**                         0.11       0.12       0.09     0.11       0.05
Net realized and unrealized gain
   (loss) from investment activities            1.12       1.22       1.80    (0.06)     (0.64)
                                            --------   --------   --------   ------     ------
Total income (loss) from investment
   operations                                   1.23       1.34       1.89     0.05      (0.59)
                                            --------   --------   --------   ------     ------
Less dividends/distributions:
From net investment income                     (0.12)     (0.12)     (0.02)   (0.05)        --
From net realized gains                        (1.05)     (1.92)        --    (0.06)        --
                                            --------   --------   --------   ------     ------
Total dividends/distributions                  (1.17)     (2.04)     (0.02)   (0.11)        --
                                            --------   --------   --------   ------     ------
Net asset value, end of period              $  10.54   $  10.48   $  11.18   $ 9.31     $ 9.37
                                            ========   ========   ========   ======     ======
Total investment return+                       12.13%     12.35%     20.28%    0.61%     (5.92)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)         $105,709   $105,975   $108,369   $1,073     $  751
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                             1.31%      1.39%      1.42%    2.85%      3.82%***
After expense reimbursement and
   earnings credits                             1.10%      1.10%      1.10%    1.10%      1.10%***
Ratio of net investment income
  (loss) to average net assets:
Before expense reimbursement and
   earnings credits                             0.86%      0.80%      0.54%   (0.42)%    (1.85)%***
After expense reimbursement and
   earnings credits                             1.07%      1.09%      0.86%    1.33%      0.87%***
Portfolio turnover rate                           41%        49%       170%      59%        39%

                                                     YEAR ENDED JUNE 30,             FOR THE
                                            ----------------------------------     PERIOD ENDED
CLASS B                                      2006     2005      2004     2003     JUNE 30, 2002*
------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.31   $10.99   $  9.21   $ 9.32      $ 9.62
                                            ------   ------   -------   ------      ------
Income (loss) from investment operations:
Net investment income**                       0.03     0.04      0.01     0.05        0.01
Net realized and unrealized gain
   (loss) from investment activities          1.10     1.20      1.77    (0.07)      (0.31)
                                            ------   ------   -------   ------      ------
Total income (loss) from investment
   operations                                 1.13     1.24      1.78    (0.02)      (0.30)
                                            ------   ------   -------   ------      ------
Less dividends/distributions:
From net investment income                      --       --     (0.00)#  (0.03)         --
From net realized gains                      (1.05)   (1.92)       --    (0.06)         --
                                            ------   ------   -------   ------      ------
Total dividends/distributions                (1.05)   (1.92)    (0.00)   (0.09)         --
                                            ------   ------   -------   ------      ------
Net asset value, end of period              $10.39   $10.31   $ 10.99   $ 9.21      $ 9.32
                                            ======   ======   =======   ======      ======
Total investment return+                     11.25%   11.59%    19.38%   (0.17)%     (3.12)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)         $1,978   $4,997   $14,556   $  709      $  301
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                           2.15%    2.35%     2.31%    3.42%       4.66%***
After expense reimbursement and
   earnings credits                           1.85%    1.85%     1.85%    1.85%       1.85%***
Ratio of net investment income
   (loss) to average net assets:
Before expense reimbursement and
   earnings credits                           0.02%   (0.16)%   (0.35)%  (0.99)%     (2.72)%***
After expense reimbursement and
   earnings credits                           0.32%    0.34%     0.11%    0.58%       0.09%***
Portfolio turnover rate                         41%      49%      170%      59%         39%

* For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

#    Amount is less than $0.01 per share.

                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
162

UBS U.S. LARGE CAP VALUE EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                       YEAR ENDED JUNE 30,                 FOR THE
                                            ----------------------------------------     PERIOD ENDED
CLASS C                                       2006      2005        2004       2003     JUNE 30, 2002*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 10.30   $ 11.00     $   9.22    $ 9.33      $ 9.73
                                            -------   -------     --------    ------      ------
Income (loss) from investment operations:
Net investment income**                        0.03      0.04         0.01      0.05        0.00#
Net realized and unrealized gain
   (loss) from investment activities           1.10      1.20         1.77     (0.07)      (0.40)
                                            -------   -------     --------    ------      ------
Total income (loss) from investment
   operations                                  1.13      1.24         1.78     (0.02)      (0.40)
                                            -------   -------     --------    ------      ------
Less dividends/distributions:
From net investment income                    (0.04)    (0.02)       (0.00)#   (0.03)         --
From net realized gains                       (1.05)    (1.92)          --     (0.06)         --
                                            -------   -------     --------    ------      ------
Total dividends/distributions                 (1.09)    (1.94)       (0.00)    (0.09)         --
                                            -------   -------     --------    ------      ------
Net asset value, end of period              $ 10.34   $ 10.30     $  11.00    $ 9.22      $ 9.33
                                            =======   =======     ========    ======      ======
Total investment return+                      11.26%    11.62%       19.34%    (0.13)%     (4.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)         $15,683   $17,235     $ 19,530    $1,025      $  234
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                            2.08%     2.19%        2.17%     3.04%       4.58%***
After expense reimbursement and
   earnings credits                            1.85%     1.85%        1.85%     1.85%       1.85%***
Ratio of net investment income
   (loss) to average net assets:
Before expense reimbursement and
   earnings credits                            0.09%     0.00%~      (0.21)%   (0.61)%     (2.68)%***
After expense reimbursement and
   earnings credits                            0.32%     0.34%        0.11%     0.58%       0.05%***
Portfolio turnover rate                          41%       49%         170%       59%         39%

                                                    YEAR ENDED JUNE 30,             FOR THE
                                            ---------------------------------    PERIOD ENDED
CLASS Y                                      2006     2005     2004     2003    JUNE 30, 2002*
----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $10.52   $11.22   $ 9.33   $ 9.38     $10.00
                                            ------   ------   ------   ------     ------
Income (loss) from investment operations:
Net investment income**                       0.14     0.14     0.11     0.13       0.11
Net realized and unrealized gain
   (loss) from investment activities          1.12     1.24     1.80    (0.06)     (0.73)
                                            ------   ------   ------   ------     ------
Total income (loss) from investment
   operations                                 1.26     1.38     1.91     0.07      (0.62)
                                            ------   ------   ------   ------     ------
Less dividends/distributions:
From net investment income                   (0.15)   (0.16)   (0.02)   (0.06)        --
From net realized gains                      (1.05)   (1.92)      --    (0.06)        --
                                            ------   ------   ------   ------     ------
Total dividends/distributions                (1.20)   (2.08)   (0.02)   (0.12)        --
                                            ------   ------   ------   ------     ------
Net asset value, end of period              $10.58   $10.52   $11.22   $ 9.33     $ 9.38
                                            ======   ======   ======   ======     ======
Total investment return+                     12.37%   12.74%   20.49%    0.89%     (6.20)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)         $7,172   $5,760   $4,516   $4,790     $2,819
Ratio of expenses to average net assets:
Before expense reimbursement and
   earnings credits                           1.06%    1.13%    1.27%    2.62%      3.15%***
After expense reimbursement and
   earnings credits                           0.85%    0.85%    0.85%    0.85%      0.85%***
Ratio of net investment income
   (loss) to average net assets:
Before expense reimbursement and
   earnings credits                           1.11%    1.06%    0.68%   (0.19)     (1.17)%`
After expense reimbursement and
   earnings credits                           1.32%    1.34%    1.10%    1.58%      1.13%***
Portfolio turnover rate                         41%      49%     170%      59%        39%

* For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

~    Amount represents less than 0.005%.

#    Amount is less than $0.01 per share.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             163

UBS U.S. MID CAP GROWTH EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.
                                                                      FOR THE
                                                                   PERIOD ENDED
CLASS A                                                           JUNE 30, 2006*
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.15
                                                                    ------
Loss from investment operations:
Net investment loss**                                                (0.02)
Net realized and unrealized loss from investment activities          (0.53)
                                                                    ------
Total loss from investment operations                                (0.55)
                                                                    ------
Net asset value, end of period                                      $ 9.60
                                                                    ======

Total investment return+                                             (5.42)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $  162
Ratio of expenses to average net assets:
Before expense reimbursement                                          6.59%***
After expense reimbursement                                           1.45%***
Ratio of net investment loss to average net assets:
Before expense reimbursement                                         (6.01)%***
After expense reimbursement                                          (0.87)%***
Portfolio turnover rate                                                 12%

*    For the period March 31, 2006 (commencement of issuance) through June 30,
     2006.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
164

UBS U.S. MID CAP GROWTH EQUITY FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                     FOR THE
                                                                   PERIOD ENDED
CLASS C                                                           JUNE 30, 2006*
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.41
                                                                    ------
Loss from investment operations:
Net investment loss**                                                (0.03)
Net realized and unrealized loss from investment activities          (0.80)
                                                                    ------
Total loss from investment operations                                (0.83)
                                                                    ------
Net asset value, end of period                                      $ 9.58
                                                                    ------
Total investment return+                                             (7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $   67
Ratio of expenses to average net assets:
Before expense reimbursement                                          7.52%***
After expense reimbursement                                           2.20%***
Ratio of net investment loss to average net assets:
Before expense reimbursement                                         (6.94)%***
After expense reimbursement                                          (1.62)%***
Portfolio turnover rate                                                 12%

                                                                     FOR THE
                                                                   PERIOD ENDED
CLASS Y                                                           JUNE 30, 2006*
--------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.00
                                                                    ------
Loss from investment operations:
Net investment loss**                                                (0.02)
Net realized and unrealized loss from investment activities          (0.37)
                                                                    ------
Total loss from investment operations                                (0.39)
                                                                    ------
Net asset value, end of period                                      $ 9.61
                                                                    ======
Total investment return+                                             (3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                 $4,805
Ratio of expenses to average
net assets:
Before expense reimbursement                                          5.90%***
After expense reimbursement                                           1.20%***
Ratio of net investment loss to average net assets:
Before expense reimbursement                                         (5.31)%***
After expense reimbursement                                          (0.61)%***
Portfolio turnover rate                                                 12%

* For the periods April 21, 2006 and March 27, 2006 (commencement of issuance of Class C and Y, respectively), through June 30, 2006.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             165

UBS U.S. SMALL CAP GROWTH FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                       YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------
CLASS A                                                 2006        2005       2004       2003       2002
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  13.65    $  12.41    $ 10.00    $ 9.79    $ 11.76
                                                      --------    --------    -------    ------    -------
Income (loss) from investment operations:
Net investment loss**                                    (0.12)      (0.11)     (0.11)    (0.08)     (0.11)
Net realized and unrealized gain (loss) from
   investment activities                                  1.45        1.55       2.55      0.29      (1.42)
                                                      --------    --------    -------    ------    -------
Total income (loss) from investment operations            1.33        1.44       2.44      0.21      (1.53)
                                                      --------    --------    -------    ------    -------
Less dividends/distributions:
From net realized gains                                  (0.57)      (0.20)     (0.03)       --      (0.44)
                                                      --------    --------    -------    ------    -------
Net asset value, end of year                          $  14.41    $  13.65    $ 12.41    $10.00    $  9.79
                                                      ========    ========    =======    ======    =======
Total investment return+                                  9.88%      11.63%     24.45%     2.14%    (13.18)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $151,731    $110,795    $73,833    $9,841    $ 1,789
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits         1.50%       1.59%      1.56%     1.71%      1.69%
After expense reimbursement and earnings credits          1.28%       1.28%      1.28%     1.40%      1.40%
Ratio of net investment loss to average net assets:
Before expense reimbursement and earnings credits        (1.04)%     (1.19)%    (1.16)%   (1.21)%    (1.35)%
After expense reimbursement and earnings credits         (0.82)%     (0.88)%    (0.90)%   (0.90)%    (1.06)%
Portfolio turnover rate                                     49%         50%        75%       69%        71%

                                                               YEAR ENDED JUNE 30,                FOR THE
                                                      ------------------------------------     PERIOD ENDED
CLASS B                                                2006      2005     2004       2003     JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $13.29    $12.17   $  9.89    $ 9.75      $10.18
                                                      ------    ------   -------    ------      ------
Income (loss) from investment operations:
Net investment loss**                                  (0.22)    (0.20)    (0.20)    (0.14)      (0.11)
Net realized and unrealized gain from investment
   activities                                           1.41      1.52      2.51      0.28        0.12
                                                      ------    ------   -------    ------      ------
Total income from investment operations                 1.19      1.32      2.31      0.14        0.01
                                                      ------    ------   -------    ------      ------
Less dividends/distributions:
From net realized gains                                (0.57)    (0.20)    (0.03)       --       (0.44)
                                                      ------    ------   -------    ------      ------
Net asset value, end of period                        $13.91    $13.29   $ 12.17    $ 9.89      $ 9.75
                                                      ======    ======   =======    ======      ======
Total investment return+                                9.09%    10.86%    23.40%     1.44%      (0.11)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                   $5,598    $9,592   $11,683    $1,132      $  656
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits       2.39%     2.53%     2.55%     2.47%       2.46%***
After expense reimbursement and earnings credits        2.03%     2.03%     2.03%     2.15%       2.15%***
Ratio of net investment loss to average net assets:
Before expense reimbursement and earnings credits      (1.93)%    2.13%    (2.14)%   (1.97)%     (1.93)%***
After expense reimbursement and earnings credits       (1.57)%    1.63%    (1.62)%   (1.65)%     (1.62)%***
Portfolio turnover rate                                   49%       50%       75%       69%         71%

* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
166

UBS U.S. SMALL CAP GROWTH FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                               YEAR ENDED JUNE 30,                FOR THE
                                                      ------------------------------------     PERIOD ENDED
CLASS C                                                2006      2005      2004      2003     JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $13.28    $12.16    $ 9.88    $ 9.74      $10.37
                                                      ------    ------    ------    ------      ------
Income (loss) from investment operations:
Net investment loss**                                  (0.22)    (0.20)    (0.20)    (0.14)      (0.10)
Net realized and unrealized gain (loss) from
   investment activities                                1.40      1.52      2.51      0.28       (0.09)
                                                      ------    ------    ------    ------      ------
Total income (loss) from investment operations          1.18      1.32      2.31      0.14       (0.19)
                                                      ------    ------    ------    ------      ------
Less dividends/distributions:
From net realized gains                                (0.57)    (0.20)    (0.03)       --       (0.44)
                                                      ------    ------    ------    ------      ------
Net asset value, end of period                        $13.89    $13.28    $12.16    $ 9.88      $ 9.74
                                                      ======    ======   =======    ======      ======
Total investment return+                                9.02%    10.87%    23.43%     1.44%      (2.04)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                   $8,329    $8,661    $9,580    $  757      $  410
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits       2.31%     2.45%     2.54%     2.47%       2.46%***
After expense reimbursement and earnings credits        2.03%     2.03%     2.03%     2.15%       2.15%***
Ratio of net investment loss to average net assets:
Before expense reimbursement and earnings credits      (1.85)%   (2.05)%   (2.13)%   (1.97)%     (1.90)%***
After expense reimbursement and earnings credits       (1.57)%   (1.63)%   (1.63)%   (1.65)%     (1.59)%***
Portfolio turnover rate                                   49%       50%       75%       69%         71%

                                                                        YEAR ENDED JUNE 30,
                                                      -------------------------------------------------------
CLASS Y                                                 2006        2005        2004       2003       2002
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $  13.93    $  12.63    $ 10.15    $  9.92    $ 11.86
                                                      --------    --------    -------    -------    -------
Income (loss) from investment operations:
Net investment loss**                                    (0.08)      (0.08)     (0.08)     (0.06)     (0.09)
Net realized and unrealized gain (loss) from
   investment activities                                  1.47        1.58       2.59       0.29      (1.41)
                                                      --------    --------    -------    -------    -------
Total income (loss) from investment operations            1.39        1.50       2.51       0.23      (1.50)
                                                      --------    --------    -------    -------    -------
Less dividends/distributions:
From net realized gains                                  (0.57)      (0.20)     (0.03)        --      (0.44)
                                                      --------    --------    -------    -------    -------
Net asset value, end of year                          $  14.75    $  13.93    $ 12.63    $ 10.15    $  9.92
                                                      ========    ========    =======    =======    =======
Total investment return+                                 10.12%      11.90%     24.78%      2.32%    (12.90)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                     $269,696    $146,725    $91,406    $39,785    $36,318
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits         1.13%       1.14%      1.21%      1.49%      1.41%
After expense reimbursement and earnings credits          1.03%       1.03%      1.03%      1.15%      1.15%
Ratio of net investment loss to average net assets:
Before expense reimbursement and earnings credits        (0.67)%     (0.74)%    (0.81)%    (1.00)%    (1.07)%
After expense reimbursement and earnings credits         (0.57)%     (0.63)%    (0.66)%    (0.66)%    (0.81)%
Portfolio turnover rate                                     49%         50%        75%        69%        71%

* For the period November 19, 2001 (commencement of issuance) through June 30, 2002.

** The net investment loss per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             167

UBS ABSOLUTE RETURN BOND FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                        FOR THE          FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
CLASS A                                                              JUNE 30, 2006   JUNE 30, 2005*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.98       $  10.00
                                                                       --------       --------
Income (loss) from investment operations:
Net investment income**                                                    0.28           0.03
Net realized and unrealized gain (loss) from investment activities         0.18          (0.02)
                                                                       --------       --------
Total income from investment operations                                    0.46           0.01
                                                                       --------       --------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.29)         (0.03)
From net realized gains                                                   (0.01)            --
                                                                       --------       --------
Total dividends/distributions                                             (0.30)         (0.03)
                                                                       --------       --------
Net asset value, end of period                                         $  10.14       $   9.98
                                                                       ========       ========
Total investment return+                                                   4.65%          0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $212,983       $105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                                    0.96%          1.31%***
After expense reimbursement/recoupment                                     0.99%          1.00%***
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment                                    2.81%          1.44%***
After expense reimbursement/recoupment                                     2.78%          1.75%***
Portfolio turnover rate                                                      96%            22%

                                                                        FOR THE        FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
CLASS C                                                              JUNE 30, 2006   JUNE 30, 2005*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $  9.98        $ 10.00
                                                                        -------        -------
Income (loss) from investment operations:
Net investment income**                                                    0.24           0.02
Net realized and unrealized gain (loss) from investment activities         0.18          (0.02)
                                                                        -------        -------
Total income from investment operations                                    0.42           0.00
                                                                        -------        -------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.25)         (0.02)
From net realized gains                                                   (0.01)            --
                                                                        -------        -------
Total dividends/distributions                                             (0.26)         (0.02)
                                                                        -------        -------
Net asset value, end of period                                          $ 10.14        $  9.98
                                                                        =======        =======
Total investment return+                                                   4.30%          0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                     $30,618        $16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                                    1.32%          1.68%***
After expense reimbursement/recoupment                                     1.35%          1.35%***
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment                                    2.45%          1.07%***
After expense reimbursement/recoupment                                     2.42%          1.40%***
Portfolio turnover rate                                                      96%            22%

*    For the period April 27, 2005 (commencement of issuance) through June 30,
     2005.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
168

UBS ABSOLUTE RETURN BOND FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                        FOR THE          FOR THE
                                                                       YEAR ENDED     PERIOD ENDED
CLASS Y                                                              JUNE 30, 2006   JUNE 30, 2005*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $   9.98        $ 10.00
                                                                       --------        -------
Income (loss) from investment operations:
Net investment income**                                                    0.30           0.03
Net realized and unrealized gain (loss) from investment activities         0.19          (0.02)
                                                                       --------        -------
Total income from investment operations                                    0.49           0.01
                                                                       --------        -------
Less dividends/distributions:
From net investment income and net foreign currency gains                 (0.31)         (0.03)
From net realized gains                                                   (0.01)            --
                                                                       --------        -------
Total dividends/distributions                                             (0.32)         (0.03)
                                                                       --------        -------
Net asset value, end of period                                         $  10.15        $  9.98
                                                                       ========        =======
Total investment return+                                                   4.94%          0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                    $232,208        $20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment                                    0.77%          1.11%***
After expense reimbursement/recoupment                                     0.77%          0.85%***
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment                                    3.00%          1.64%***
After expense reimbursement/recoupment                                     3.00%          1.90%***
Portfolio turnover rate                                                      96%            22%

*    For the period April 27, 2005 (commencement of issuance) through June 30,
     2005.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             169

UBS GLOBAL BOND FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                        YEAR ENDED JUNE 30,
                                                        ----------------------------------------------
CLASS A                                                   2006      2005      2004      2003    2002*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $  9.83   $  9.87   $ 10.24   $  9.01   $ 8.58
                                                        -------   -------   -------   -------   ------
Income from investment operations:
Net investment income**                                    0.19      0.17      0.19      0.24     0.17
Net realized and unrealized gain (loss) from
   investment activities                                  (0.15)     0.34      0.35      1.21     0.43
                                                        -------   -------   -------   -------   ------
Total income from investment operations                    0.04      0.51      0.54      1.45     0.60
                                                        -------   -------   -------   -------   ------
Less dividends/distributions:
From net investment income and net foreign
   currency gains                                         (0.37)    (0.55)    (0.91)    (0.22)      --
From return of capital                                       --        --        --        --    (0.17)
                                                        -------   -------   -------   -------   ------
Total dividends/distributions                             (0.37)    (0.55)    (0.91)    (0.22)   (0.17)
                                                        -------   -------   -------   -------   ------
Net asset value, end of year                            $  9.50   $  9.83   $  9.87   $ 10.24   $ 9.01
                                                        =======   =======   =======   =======   ======
Total investment return+                                   0.51%     5.05%     5.21%    16.34%    7.18%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $15,546   $16,701   $14,610   $11,659   $1,925
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits          1.48%     1.48%     1.55%     1.53%    1.49%
After expense reimbursement and earnings credits           1.15%     1.15%     1.15%     1.15%    1.15%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits          1.64%     1.32%     1.44%     2.06%    2.72%
After expense reimbursement and earnings credits           1.97%     1.65%     1.84%     2.44%    3.06%
Portfolio turnover rate                                     114%      112%      186%      145%     157%

                                                                 YEAR ENDED JUNE 30,                FOR THE
                                                        -------------------------------------    PERIOD ENDED
CLASS B                                                   2006      2005      2004      2003    JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 9.85    $ 9.88    $10.25    $ 9.01        $ 8.35
                                                        ------    ------    ------    ------        ------
Income (loss) from investment operations:
Net investment income**                                   0.12      0.09      0.11      0.16          0.11
Net realized and unrealized gain (loss) from
   investment activities                                 (0.15)     0.35      0.35      1.23          0.69
                                                        ------    ------    ------    ------        ------
Total income (loss) from investment operations           (0.03)     0.44      0.46      1.39          0.80
                                                        ------    ------    ------    ------        ------
Less dividends/distributions:
From net investment income and net foreign currency
   gains                                                 (0.30)    (0.47)    (0.83)    (0.15)           --
From return of capital                                      --        --        --        --         (0.14)
                                                        ------    ------    ------    ------        ------
Total dividends/distributions                            (0.30)    (0.47)    (0.83)    (0.15)        (0.14)
                                                        ------    ------    ------    ------        ------
Net asset value, end of period                          $ 9.52    $ 9.85    $ 9.88    $10.25        $ 9.01
                                                        ======    ======    ======    ======        ======
Total investment return+                                 (0.26)%    4.29%     4.38%    15.61%         9.67%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $  420    $1,153    $1,536    $1,755        $  392
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits         2.25%     2.30%     2.33%     2.30%         2.25%***
After expense reimbursement and earnings credits          1.90%     1.90%     1.90%     1.90%         1.90%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits         0.87%     0.50%     0.66%     1.29%         1.94%***
After expense reimbursement and earnings credits          1.22%     0.90%     1.09%     1.69%         2.29%***
Portfolio turnover rate                                    114%      112%      186%      145%          157%

* On July 2, 2001, Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance for Class A and B, respectively) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
170

UBS GLOBAL BOND FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                            YEAR ENDED JUNE 30,           FOR THE
                                                        ---------------------------    PERIOD ENDED
CLASS C                                                   2006      2005      2004    JUNE 30, 2003*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 9.81    $ 9.85    $10.23        $ 9.00
                                                        ------    ------    ------        ------
Income from investment operations:
Net investment income**                                   0.14      0.12      0.14          0.19
Net realized and unrealized gain (loss) from
   investment activities                                 (0.15)     0.35      0.34          1.22
                                                        ------    ------    ------        ------
Total income (loss) from investment operations           (0.01)     0.47      0.48          1.41
                                                        ------    ------    ------        ------
Less dividends/distributions:
From net investment income and net foreign currency
   gains                                                 (0.33)    (0.51)    (0.86)        (0.18)
                                                        ------    ------    ------        ------
Net asset value, end of period                          $ 9.47    $ 9.81    $ 9.85        $10.23
                                                        ======    ======    ======        ======
Total investment return+                                 (0.09)%    4.60%     4.64%        15.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $2,426    $3,081    $3,451        $3,198
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits         1.88%     1.92%     1.99%         2.01%***
After expense reimbursement and earnings credits          1.65%     1.65%     1.65%         1.65%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits         1.24%     0.88%     1.00%         1.58%***
After expense reimbursement and earnings credits          1.47%     1.15%     1.34%         1.94%***
Portfolio turnover rate                                    114%      112%      186%          145%

                                                                      YEAR ENDED JUNE 30,
                                                        -----------------------------------------------
CLASS Y                                                   2006      2005      2004      2003     2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $ 10.84   $ 10.83   $ 11.16   $  9.79   $  8.57
                                                        -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income**                                    0.23      0.21      0.23      0.28      0.31
Net realized and unrealized gain (loss) from
   investment activities                                  (0.17)     0.38      0.38      1.33      1.09
                                                        -------   -------   -------   -------   -------
Total income from investment operations                    0.06      0.59      0.61      1.61      1.40
                                                        -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income and net foreign currency
   gains                                                  (0.39)    (0.58)    (0.94)    (0.24)       --
From return of capital                                       --        --        --        --     (0.18)
                                                        -------   -------   -------   -------   -------
Total distributions                                       (0.39)    (0.58)    (0.94)    (0.24)    (0.18)
                                                        -------   -------   -------   -------   -------
Net asset value, end of year                            $ 10.51   $ 10.84   $ 10.83   $ 11.16   $  9.79
                                                        =======   =======   =======   =======   =======
Total investment return+                                   0.65%     5.36%     5.43%    16.72%    16.57%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $80,536   $52,345   $41,016   $35,484   $34,421
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits          1.16%     1.16%     1.24%     1.32%     1.17%
After expense reimbursement and earnings credits           0.90%     0.90%     0.90%     0.90%     0.90%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits          1.96%     1.64%     1.75%     2.27%     3.14%
After expense reimbursement and earnings credits           2.22%     1.90%     2.09%     2.69%     3.41%
Portfolio turnover rate                                     114%      112%      186%      145%      157%

*    For period July 2, 2002 (commencement of issuance) through June 30, 2003.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             171

UBS HIGH YIELD FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                      YEAR ENDED JUNE 30,
                                                        -----------------------------------------------
CLASS A                                                   2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $  7.14   $  7.06   $  6.84   $  6.36   $  7.87
                                                        -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income**                                    0.55      0.57      0.58      0.56      0.76
Net realized and unrealized gain (loss) from
   investment activities                                  (0.24)     0.10      0.22      0.50     (0.96)
                                                        -------   -------   -------   -------   -------
Total income (loss) from investment operations             0.31      0.67      0.80      1.06     (0.20)
                                                        -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income                                (0.56)    (0.59)    (0.58)    (0.58)    (1.31)
                                                        -------   -------   -------   -------   -------
Net asset value, end of year                            $  6.89   $  7.14   $  7.06   $  6.84   $  6.36
                                                        =======   =======   =======   =======   =======
Total investment return+                                   4.48%     9.66%    12.15%    17.70%    (3.01)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $51,121   $66,677   $72,614   $76,309   $65,832
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits          1.37%     1.28%     1.31%     1.29%     1.26%
After expense reimbursement and earnings credits           1.20%     1.20%     1.20%     0.95%     0.95%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits          7.69%     7.75%     8.16%     8.38%    10.71%
After expense reimbursement and earnings credits           7.86%     7.83%     8.27%     8.72%    11.02%
Portfolio turnover rate                                      64%       61%       80%       71%      120%

                                                                 YEAR ENDED JUNE 30,                FOR THE
                                                        -------------------------------------     PERIOD ENDED
CLASS B                                                   2006      2005      2004      2003    JUNE  30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 7.14    $ 7.06    $ 6.83    $  6.35       $  7.02
                                                        ------    ------    ------    -------       -------
Income (loss) from investment operations:
Net investment income**                                   0.50      0.51      0.53       0.51          0.45
Net realized and unrealized gain (loss) from
   investment activities                                 (0.25)     0.10      0.23       0.50         (0.61)
                                                        ------    ------    ------    -------       -------
Total income (loss) from investment operations            0.25      0.61      0.76       1.01         (0.16)
                                                        ------    ------    ------    -------       -------
Less dividends/distributions:
From net investment income                               (0.50)    (0.53)    (0.53)     (0.53)        (0.51)
                                                        ------    ------    ------    -------       -------
Net asset value, end of period                          $ 6.89    $ 7.14    $ 7.06    $  6.83       $  6.35
                                                        ======    ======    ======    =======       =======
Total investment return+                                  3.69%     8.79%    11.48%     16.83%        (2.70)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $2,497    $3,945    $7,844    $13,130       $15,692
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits         2.09%     1.99%     2.05%      2.05%         2.05%***
After expense reimbursement and earnings credits          1.95%     1.95%     1.95%      1.70%         1.70%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits         6.97%     7.04%     7.43%      7.62%         9.88%***
After expense reimbursement and earnings credits          7.11%     7.08%     7.53%      7.97%        10.23%***
Portfolio turnover rate                                     64%       61%       80%        71%          120%

* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
172

UBS HIGH YIELD FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                 YEAR ENDED JUNE 30,               FOR THE
                                                        -------------------------------------    PERIOD ENDED
CLASS C                                                   2006      2005      2004      2003    JUNE  30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $  7.14   $  7.06   $  6.84   $  6.35       $  7.02
                                                        -------   -------   -------   -------       -------
Income (loss) from investment operations:
Net investment income**                                    0.52      0.53      0.55      0.53          0.46
Net realized and unrealized gain (loss) from
   investment activities                                  (0.25)     0.10      0.22      0.51         (0.61)
                                                        -------   -------   -------   -------       -------
Total income (loss) from investment operations             0.27      0.63      0.77      1.04         (0.15)
                                                        -------   -------   -------   -------       -------
Less dividends/distributions:
From net investment income                                (0.52)    (0.55)    (0.55)    (0.55)        (0.52)
                                                        -------   -------   -------   -------       -------
Net asset value, end of period                          $  6.89   $  7.14   $  7.06   $  6.84       $  6.35
                                                        =======   =======   =======   =======       =======
Total investment return                                    3.95%     9.09%    11.59%    17.29%        (2.54)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                     $12,177   $15,389   $17,499   $18,969       $17,947
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits          1.86%     1.79%     1.82%     1.79%         1.79%***
After expense reimbursement and earnings credits           1.70%     1.70%     1.70%     1.45%         1.45%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits          7.20%     7.24%     7.66%     7.88%        10.15%***
After expense reimbursement and earnings credits           7.36%     7.33%     7.78%     8.22%        10.49%***
Portfolio turnover rate                                      64%       61%       80%       71%          120%

                                                                      YEAR ENDED JUNE 30,
                                                        -----------------------------------------------
CLASS Y                                                   2006      2005      2004      2003      2002
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $  7.17   $  7.10   $  6.87   $  6.38   $  7.90
                                                        -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income**                                    0.57      0.59      0.61      0.58      0.81
Net realized and unrealized gain (loss) from
   investment activities                                  (0.24)     0.09      0.23      0.50     (1.01)
                                                        -------   -------   -------   -------   -------
Total income (loss) from investment operations             0.33      0.68      0.84      1.08     (0.20)
                                                        -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income                                (0.58)    (0.61)    (0.61)    (0.59)    (1.32)
                                                        -------   -------   -------   -------   -------
Net asset value, end of year                            $  6.92   $  7.17   $  7.10   $  6.87   $  6.38
                                                        =======   =======   =======   =======   =======
Total investment return                                    4.72%     9.82%    12.66%    18.08%    (2.98)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                       $33,015   $30,277   $48,038   $71,819   $40,120
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits          1.06%     0.96%     0.92%     1.05%     1.02%
After expense reimbursement and earnings credits           0.95%     0.95%     0.92%     0.70%     0.70%
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits          8.00%     8.07%     8.55%     8.62%    10.77%
After expense reimbursement and earnings credits           8.11%     8.08%     8.55%     8.97%    11.09%
Portfolio turnover rate                                      64%       61%       80%       71%      120%

* For the period November 7, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
                                                                             173

UBS U.S. BOND FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                   YEAR ENDED JUNE 30,
                                                                     -----------------------------------------------
CLASS A                                                                2006      2005      2004      2003      2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $ 10.73   $ 10.56   $ 10.99   $ 10.51   $ 10.33
                                                                     -------   -------   -------   -------   -------
Income (loss) from investment operations:
Net investment income**                                                 0.40      0.39      0.39      0.42      0.53
Net realized and unrealized gain (loss) from investment activities     (0.42)     0.20     (0.37)     0.52      0.32
                                                                     -------   -------   -------   -------   -------
Total income (loss) from investment operations                         (0.02)     0.59      0.02      0.94      0.85
                                                                     -------   -------   -------   -------   -------
Less dividends/distributions:
From net investment income                                             (0.44)    (0.42)    (0.45)    (0.46)    (0.67)
                                                                     -------   -------   -------   -------   -------
Net asset value, end of year                                         $ 10.27   $ 10.73   $ 10.56   $ 10.99   $ 10.51
                                                                     =======   =======   =======   =======   =======
Total investment return+                                               (0.07)%    5.72%     0.18%     9.17%     8.41%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $31,285   $34,282   $31,420   $31,337   $18,558
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                       1.07%     1.19%     1.11%     1.04%     1.21%
After expense reimbursement and earnings credits                        0.85%     0.85%     0.85%     0.85%     0.86%++
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                       3.57%     3.27%     3.32%     3.70%     4.68%
After expense reimbursement and earnings credits                        3.79%     3.61%     3.58%     3.89%     5.03%
Portfolio turnover rate                                                  229%      174%      137%      180%      452%

                                                                                YEAR ENDED JUNE 30,          FOR THE
                                                                     ---------------------------------    PERIOD ENDED
CLASS B                                                               2006     2005     2004     2003    JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.74   $10.56   $10.97   $10.50     $10.76
                                                                     ------   ------   ------   ------     ------
Income (loss) from investment operations:
Net investment income**                                                0.32     0.31     0.30     0.34       0.29
Net realized and unrealized gain (loss) from investment activities    (0.42)    0.21    (0.36)    0.52      (0.22)
                                                                     ------   ------   ------   ------     ------
Total income (loss) from investment operations                        (0.10)    0.52    (0.06)    0.86       0.07
                                                                     ------   ------   ------   ------     ------
Less dividends/distributions:
From net investment income                                            (0.36)   (0.34)   (0.35)   (0.39)     (0.33)
                                                                     ------   ------   ------   ------     ------
Net asset value, end of period                                       $10.28   $10.74   $10.56   $10.97     $10.50
                                                                     ======   ======   ======   ======     ======
Total investment return+                                              (0.93)%   4.96%   (0.55)%   8.30%      0.70%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $  808   $1,620   $2,043   $3,646     $1,405
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      1.83%    2.00%    2.00%    1.79%      1.96%***
After expense reimbursement and earnings credits                       1.60%    1.60%    1.60%    1.60%      1.60%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      2.81%    2.46%    2.42%    2.95%      3.93%***
After expense reimbursement and earnings credits                       3.04%    2.86%    2.82%    3.14%      4.29%***
Portfolio turnover rate                                                 229%     174%     137%     180%       452%

* For the period November 6, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

++ The ratio of net operating expenses to average net assets for Class A was 0.85%.


--------------------------------------------------------------------------------
                 See accompanying notes to financial statements.
174

UBS U.S. BOND FUND--FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                            YEAR ENDED JUNE 30,              FOR THE
                                                                     ---------------------------------    PERIOD ENDED
CLASS C                                                                2006    2005     2004     2003    JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.72   $10.55   $10.98   $10.50     $10.77
                                                                     ------   ------   ------   ------     ------
Income (loss) from investment operations:
Net investment income**                                                0.34     0.33     0.33     0.37       0.31
Net realized and unrealized gain (loss) from investment activities    (0.41)    0.22    (0.37)    0.52      (0.24)
                                                                     ------   ------   ------   ------     ------
Total income (loss) from investment operations                        (0.07)    0.55    (0.04)    0.89       0.07
                                                                     ------   ------   ------   ------     ------
Less dividends/distributions:
From net investment income                                            (0.39)   (0.38)   (0.39)   (0.41)     (0.34)
                                                                     ------   ------   ------   ------     ------
Net asset value, end of period                                       $10.26   $10.72   $10.55   $10.98     $10.50
                                                                     ======   ======   ======   ======     ======
Total investment return+                                              (0.67)%   5.25%   (0.37)%   8.65%      0.72%
Ratios/Supplemental data:
Net assets, end of period (in 000s)                                  $1,530   $2,068   $2,195   $3,164     $1,143
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                      1.56%    1.64%    1.65%    1.54%      1.61%***
After expense reimbursement and earnings credits                       1.35%    1.35%    1.35%    1.35%      1.35%***
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                      3.08%    2.82%    2.78%    3.20%      4.32%***
After expense reimbursement and earnings credits                       3.29%    3.11%    3.08%    3.39%      4.58%***
Portfolio turnover rate                                                 229%     174%     137%     180%       452%

                                                                                    YEAR ENDED JUNE 30,
                                                                     -------------------------------------------------
CLASS Y                                                                2006        2005      2004      2003      2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                   $  10.72   $  10.57   $ 11.01   $ 10.53   $ 10.35
                                                                     --------   --------   -------   -------   -------
Income (loss) from investment operations:
Net investment income**                                                  0.42       0.41      0.41      0.45      0.56
Net realized and unrealized gain (loss) from investment activities      (0.41)      0.21     (0.37)     0.52      0.31
                                                                     --------   --------   -------   -------   -------
Total income from investment operations                                  0.01       0.62      0.04      0.97      0.87
                                                                     --------   --------   -------   -------   -------
Less dividends/distributions:
From net investment income                                              (0.46)     (0.47)    (0.48)    (0.49)    (0.69)
                                                                     --------   --------   -------   -------   -------
Net asset value, end of year                                         $  10.27   $  10.72   $ 10.57   $ 11.01   $ 10.53
                                                                     ========   ========   =======   =======   =======
Total investment return+                                                 0.14%      5.95%     0.40%     9.42%     8.59%
Ratios/Supplemental data:
Net assets, end of year (in 000s)                                    $105,526   $109,568   $89,281   $78,807   $59,740
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits                        0.82%      0.78%     0.80%     0.79%     0.80%
After expense reimbursement and earnings credits                         0.60%      0.60%     0.60%     0.60%     0.64%++
Ratio of net investment income to average net assets:
Before expense reimbursement and earnings credits                        3.82%      3.68%     3.63%     3.95%     5.10%
After expense reimbursement and earnings credits                         4.04%      3.86%     3.83%     4.14%     5.26%
Portfolio turnover rate                                                   229%       174%      137%      180%      452%

* For the period November 8, 2001 (commencement of issuance) through June 30, 2002.

** The net investment income per share data was determined by using average shares outstanding throughout the period.

***  Annualized.

+ Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

++ The ratio of net operating expenses to average net assets for Class Y was 0.60%.


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.
                                                                             175

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 9, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has thirteen Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. Each Fund currently offer Class A, Class B, Class C and Class Y shares, except for UBS Absolute Return Bond Fund and UBS U.S. Mid Cap Growth Equity Fund, which offer Class A, Class C, and Class
Y. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A: INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign


--------------------------------------------------------------------------------
176

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

exchanges and the time for valuation. If a security is valued at a "fair value," that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Prior to November 1, 2005, investment securities and other assets and liabilities denominated in foreign currencies were translated daily into US dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Effective November 1, 2005, the Trust began using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

C. INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the


--------------------------------------------------------------------------------
                                                                             177

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of their contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consumption of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

E. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds may enter into such contracts to hedge a portion of their portfolio or to equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit with a broker either cash and/or liquid securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds will recognize a realized gain or loss when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

F. SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS: Certain Funds may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At June 30, 2006 the UBS Global Allocation Fund, UBS Absolute Return Bond Fund and UBS U.S. Bond Fund held TBA securities with a total cost of $23,337,656, $21,673,406 and $2,182,659, respectively.


--------------------------------------------------------------------------------
178

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

G. SWAP AGREEMENTS: The Funds (except for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund) may engage in swaps, including but not limited to interest rate, currency, credit default and equity swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Funds will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of the counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Funds will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.


--------------------------------------------------------------------------------
                                                                             179

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At June 30, 2006, UBS Dynamic Alpha Fund and UBS U.S. Bond Fund had outstanding interest rate swap contracts with the following terms:

                                          UBS DYNAMIC ALPHA FUND
--------------------------------------------------------------------------------------
                                                RATE TYPE
                                    ---------------------------------     UNREALIZED
                      TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED    APPRECIATION/
NOTIONAL AMOUNT          DATES       BY THE FUND       BY THE FUND      (DEPRECIATION)
-------------------   -----------   -------------   -----------------   --------------
CHF      45,000,000     05/09/15        2.3725%          1.5683%+         $ 2,056,136
CHF      20,000,000     05/19/16        3.1850           1.5500+              (62,446)
CHF      25,000,000     10/27/15        2.2675           1.5000+            1,165,189
CHF      20,000,000     12/19/15        2.5600           1.6200+              563,270
CHF      45,000,000     03/02/16        2.5625           1.3400+            1,650,749
GBP      62,300,000     12/09/35            --@              --@              459,265
GBP      80,000,000     12/09/35        4.3175           4.7863++           5,474,380
GBP      42,300,000     01/19/36            --@              --@           (1,209,320)
GBP      56,400,000     01/19/36        4.0010           4.8456++           9,283,210
JPY   1,600,000,000     05/09/35        2.2513           0.2313+++          1,241,456
JPY     675,000,000     07/12/35        2.2550           0.5006+++            485,283
JPY   1,200,000,000     10/27/35        2.4400           0.0775+++            531,479
JPY     700,000,000     12/19/35        2.4700           0.4050+++            297,434
JPY   1,000,000,000     05/19/36        2.7200           0.3150+++            (43,209)
JPY   1,500,000,000     03/02/36        2.4625           0.1213+++            571,467
                                                                          -----------
                                                                          $22,464,343
                                                                          ===========

@ Zero Coupon Inflation Swap. Cash is exchanged at the end of the swap. The dollar amount to be paid/received by the Fund is based on the RPI (Retail Price Index in the U.K.) as published by the Office of National Statistics.

+    Rate based on 6 month LIBOR (Swiss BBA)

++   Rate based on 6 Month LIBOR (GBP BBA)

+++  Rate based on 6 month LIBOR (JPY BBA)

BBA  British Banking Association

CURRENCY TYPE ABBREVIATIONS:

CHF  Swiss Franc
GBP  British Pound
JPY  Japanese Yen

                                        UBS U.S. BOND FUND
-----------------------------------------------------------------------------------
                                             RATE TYPE
                                 ---------------------------------     UNREALIZED
                   TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED    APPRECIATION/
NOTIONAL AMOUNT       DATES       BY THE FUND       BY THE FUND      (DEPRECIATION)
----------------   -----------   -------------   -----------------   --------------
USD   30,000,000     06/13/09        5.2982%@          5.3965%          $(107,933)
USD    8,000,000     06/13/17        5.5575            5.2982@            112,501
                                                                        ---------
                                                                        $   4,568
                                                                        =========

@    Payments made based on 3 Month LIBOR

CURRENCY TYPE ABBREVIATION:

USD United States Dollar


--------------------------------------------------------------------------------
180

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At June 30, 2006 UBS Dynamic Alpha Fund had outstanding credit default swap contracts with the following terms:

                                              RATE TYPE
                                  ---------------------------------     UNREALIZED
                    TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED    APPRECIATION/
NOTIONAL AMOUNT        DATES       BY THE FUND       BY THE FUND      (DEPRECIATION)
-----------------   -----------   -------------   -----------------   --------------
USD   151,000,000     12/20/10        1.800%*           0.000%**        $ (64,433)
USD    80,000,000     06/20/11        1.350*            0.000**           536,683
                                                                        ---------
                                                                        $ 472,250
                                                                        =========

*    Payments made by the Fund are based on notional amount.

** Payments made by counterparty will be made upon the occurrence of a negative credit event.

CURRENCY TYPE ABBREVIATION:

USD United States Dollar

H. OPTION WRITING: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended June 30, 2006 for UBS Dynamic Alpha Fund was as follows:

                                                    AMOUNT OF
                                       NUMBER OF     PREMIUMS
                                       CONTRACTS     RECEIVED
                                       ---------   -----------
Options outstanding at June 30, 2005        --              --
Options written                          5,976     $ 6,981,536
Options expired prior to exercise       (2,307)     (1,336,097)
Options exercised                       (1,042)     (1,878,943)
                                        ------     -----------
Options outstanding at June 30, 2006     2,627     $ 3,766,496
                                        ======     ===========


--------------------------------------------------------------------------------
                                                                             181

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Written option activity for the year ended June 30, 2006 for U.S. Bond Fund was as follows:

                                                   AMOUNT OF
                                       NUMBER OF    PREMIUMS
                                       CONTRACTS    RECEIVED
                                       ---------   ---------
Options outstanding at June 30, 2005       --             --
Options written                           541       $ 93,051
Options expired prior to exercise        (541)       (93,051)
                                         ----       --------
Options outstanding at June 30, 2006       --       $     --
                                         ====       ========

I. PURCHASED OPTIONS: Certain Funds may also purchase put and call options on foreign or U.S. securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

J. SHORT SALES: Certain Funds may enter into short sales whereby the Fund sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If the Fund shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. The Fund designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions.

K. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS Global Bond Fund, UBS U.S. Bond Fund and UBS High Yield Fund, which will distribute their respective net income, if any, monthly. UBS Absolute Return Bond Fund will distribute its respective net income, if any, quarterly. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends from net investment income and distributions of net capital gains are determined in accordance with income tax regulations which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Differences in dividends from net investment income per share between the classes are mainly due to service and distribution related expenses.

L. CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.


--------------------------------------------------------------------------------
182

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

                                                                       AVERAGE DAILY NET ASSETS
                                       ---------------------------------------------------------------------------------------
                                        $0 TO    $500 MM TO   $1 BILLION TO   $1.5 BILLION TO   $2.0 BILLION TO   $3.0 BILLION
FUND                                   $500 MM   $1 BILLION    $1.5 BILLION     $2.0 BILLION      $3.0 BILLION      AND OVER
----                                   -------   ----------   -------------   ---------------   ---------------   ------------
UBS Dynamic Alpha Fund                  0.850%     0.800%         0.750%           0.725%            0.700%          0.700%
UBS Global Allocation Fund              0.800      0.750          0.700            0.675             0.650           0.630
UBS International Equity Fund           0.800      0.750          0.700            0.675             0.650           0.650
UBS U.S. Large Cap Equity Fund          0.700      0.650          0.600            0.575             0.550           0.550
UBS U.S. Large Cap Growth Fund          0.700      0.650          0.600            0.575             0.550           0.550
UBS U.S. Large Cap Value Equity Fund    0.700      0.650          0.600            0.575             0.550           0.550
UBS U.S. Mid Cap Growth Equity Fund     0.850      0.800          0.775            0.775             0.775           0.775
UBS U.S. Small Cap Growth Fund          0.850      0.850          0.825            0.825             0.825           0.825
UBS Absolute Return Bond Fund           0.550      0.500          0.475            0.450             0.425           0.425
UBS Global Bond Fund                    0.750      0.700          0.650            0.600             0.550           0.550
UBS High Yield Fund                     0.600      0.550          0.525            0.525             0.525           0.525
UBS U.S. Bond Fund                      0.500      0.475          0.450            0.425             0.400           0.400

                                        $0 TO    $250 MM TO   $500 MM TO   $1.0 BILLION
                                       $250 MM     $500 MM    $1 BILLION     AND OVER
                                       -------   ----------   ----------   ------------
UBS Global Equity Fund                  0.750%     0.700%       0.680%        0.650%

On June 2, 2006, the Board approved a change in investment advisory fees for the UBS Global Allocation Fund and the UBS Global Bond Fund to the following breakpoint schedule effective July 1, 2006:

AVERAGE DAILY NET ASSETS                   ADVISORY FEE
------------------------                   ------------
UBS GLOBAL ALLOCATION FUND
$0 to $500 million                            0.800%
On the next $500 million to $1.0 billion      0.750
On the next $1.0 billion to $1.5 billion      0.700
On the next $1.5 billion to $2.0 billion      0.675
On the next $2.0 billion to $3.0 billion      0.650
On the next $3.0 billion to $6.0 billion      0.630
On amounts above $6.0 billion                 0.610


--------------------------------------------------------------------------------
                                                                             183

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

AVERAGE DAILY NET ASSETS                   ADVISORY FEE
------------------------                   ------------
UBS GLOBAL BOND FUND
$0 to $1.5 billion                            0.650%
On the next $1.5 billion to $2.0 billion      0.600
On amounts above $2.0 billion                 0.550

The Advisor has agreed to waive its fees and reimburse the expenses of each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2006, were as follows:

                                         CLASS A       CLASS B       CLASS C       CLASS Y       ADVISORY    FEES WAIVED/
FUND                                   EXPENSE CAP   EXPENSE CAP   EXPENSE CAP   EXPENSE CAP       FEES       REIMBURSED
----                                   -----------   -----------   -----------   -----------   -----------   ------------
UBS Dynamic Alpha Fund                    1.35%         2.10%         2.10%         1.10%      $12,866,217           --
UBS Global Allocation Fund                 N/A           N/A           N/A           N/A        24,475,987           --
UBS Global Equity Fund                    1.25          2.00          2.00          1.00         3,328,109     $492,239
UBS International Equity Fund             1.25          2.00          2.00          1.00         1,268,153      299,965
UBS U.S. Large Cap Equity Fund            1.30          2.05          2.05          1.05         3,660,532           --
UBS U.S. Large Cap Growth Fund            1.05          1.80          1.80          0.80            75,006      139,307
UBS U.S. Large Cap Value Equity Fund      1.10          1.85          1.85          0.85           938,504      290,288
UBS U.S. Mid Cap Growth Equity Fund       1.45           N/A*         2.20          1.20            11,333       51,294
UBS U.S. Small Cap Growth Fund            1.28          2.03          2.03          1.03         3,054,197      553,893
UBS Absolute Return Bond Fund             1.00           N/A*         1.35          0.85         1,973,974           --
UBS Global Bond Fund                      1.15          1.90          1.65          0.90           590,120      218,370
UBS High Yield Fund                       1.20          1.95          1.70          0.95           657,225      163,562
UBS U.S. Bond Fund                        0.85          1.60          1.35          0.60           680,872      296,244

* UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period three years following such expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the year ended June 30, 2006 are subject to repayment through June 30, 2009.

At June 30, 2006, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

                                   FEE WAIVERS/
                                      EXPENSE
                                  REIMBURSEMENTS
                                    SUBJECT TO        EXPIRES         EXPIRES         EXPIRES
FUND                                 REPAYMENT     JUNE 30, 2007   JUNE 30, 2008   JUNE 30, 2009
----                              --------------   -------------   -------------   -------------
UBS Global Equity Fund--Class A      $591,196         $238,725        $157,744        $194,727
UBS Global Equity Fund--Class B       835,733          390,500         271,790         173,443
UBS Global Equity Fund--Class C       533,811          254,518         155,224         124,069
UBS Global Equity Fund--Class Y        92,034           37,881          48,718           5,435


--------------------------------------------------------------------------------
184

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                 FEE WAIVERS/
                                                    EXPENSE
                                                REIMBURSEMENTS
                                                  SUBJECT TO        EXPIRES         EXPIRES         EXPIRES
FUND                                               REPAYMENT     JUNE 30, 2007   JUNE 30, 2008   JUNE 30, 2009
----                                            --------------   -------------   -------------   -------------
UBS International Equity Fund--Class A             $110,592         $ 14,581        $ 49,413        $ 46,598
UBS International Equity Fund--Class B                7,500            3,430           2,359           1,711
UBS International Equity Fund--Class C                8,927            3,052           2,511           3,364
UBS International Equity Fund--Class Y              675,753          229,989         197,472         248,292
UBS U.S. Large Cap Equity Fund--Class A               3,428            3,428              --              --
UBS U.S. Large Cap Growth Fund--Class A             150,600           29,595          51,018          69,987
UBS U.S. Large Cap Growth Fund--Class B              19,995            6,094           7,933           5,968
UBS U.S. Large Cap Growth Fund--Class C              22,535            5,873           8,401           8,261
UBS U.S. Large Cap Growth Fund--Class Y             177,656           50,726          71,839          55,091
UBS U.S. Large Cap Value Equity Fund--Class A       750,942          211,954         312,029         226,959
UBS U.S. Large Cap Value Equity Fund--Class B       121,956           69,108          42,951           9,897
UBS U.S. Large Cap Value Equity Fund--Class C       145,832           44,157          62,485          39,190
UBS U.S. Large Cap Value Equity Fund--Class Y        49,216           19,559          15,415          14,242
UBS U.S. Mid Cap Growth Equity Fund--Class A          1,575               --              --           1,575
UBS U.S. Mid Cap Growth Equity Fund--Class C            590               --              --             590
UBS U.S. Mid Cap Growth Equity Fund--Class Y         60,262               --              --          60,262
UBS U.S. Small Cap Growth Fund--Class A             691,987          121,354         272,585         298,048
UBS U.S. Small Cap Growth Fund--Class B             125,253           44,503          51,108          29,642
UBS U.S. Small Cap Growth Fund--Class C              96,155           33,446          38,249          24,460
UBS U.S. Small Cap Growth Fund--Class Y             426,722          114,628         110,351         201,743
UBS Global Bond Fund--Class A                       162,974           53,343          54,654          54,977
UBS Global Bond Fund--Class B                        14,452            6,816           5,301           2,335
UBS Global Bond Fund--Class C                        28,101           12,045           9,933           6,123
UBS Global Bond Fund--Class Y                       409,599          130,933         123,731         154,935
UBS High Yield Fund--Class A                        238,967           84,599          55,259          99,109
UBS High Yield Fund--Class B                         16,397           10,229           2,034           4,134
UBS High Yield Fund--Class C                         60,372           22,340          15,374          22,658
UBS High Yield Fund--Class Y                         41,960               --           4,299          37,661
UBS U.S. Bond Fund--Class A                         272,054           83,977         108,925          79,152
UBS U.S. Bond Fund--Class B                          21,413           11,048           7,703           2,662
UBS U.S. Bond Fund--Class C                          17,170            7,557           6,202           3,411
UBS U.S. Bond Fund--Class Y                         538,375          158,431         168,925         211,019

Each Fund pays UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), an affiliate of the Advisor, a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2006, the Funds owed and incurred administrative fees as follows:

                                       ADMINISTRATIVE   ADMINISTRATIVE
FUND                                      FEES OWED      FEES INCURRED
----                                   --------------   --------------
UBS Dynamic Alpha Fund                    $156,574        $1,223,310
UBS Global Allocation Fund                 236,758         2,647,366
UBS Global Equity Fund                      25,930           341,125
UBS International Equity Fund               11,316           118,890
UBS U.S. Large Cap Equity Fund              38,290           369,892
UBS U.S. Large Cap Growth Fund                 779             8,036
UBS U.S. Large Cap Value Equity Fund         7,985           100,554
UBS U.S. Mid Cap Growth Equity Fund            301               983
UBS U.S. Small Cap Growth Fund              24,689           269,488


--------------------------------------------------------------------------------
                                                                             185

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                 ADMINISTRATIVE   ADMINISTRATIVE
FUND                                               FEES OWED       FEES INCURRED
----                                             --------------   --------------
UBS Absolute Return Bond Fund                        $28,563         $261,749
UBS Global Bond Fund                                   6,003           59,012
UBS High Yield Fund                                    6,273           82,153
UBS U.S. Bond Fund                                     8,527          102,131

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2006 were as follows:

                                                                            UBS DYNAMIC ALPHA FUND
                                                                 --------------------------------------------
                                                                                                 CHANGE IN
                                                                                    NET        NET UNREALIZED
                                                                     SALES        REALIZED     APPRECIATION/
AFFILIATES                                          PURCHASES      PROCEEDS      GAIN (LOSS)   (DEPRECIATION)       VALUE
----------                                        ------------   ------------   ------------   --------------   ------------
UBS Emerging Markets Equity Relationship Fund     $152,810,000   $ 82,000,000    $16,310,428    $29,896,195     $195,498,312
UBS International Equity Relationship Fund         481,650,000             --             --     67,145,514      752,513,966
UBS Small Cap Equity Relationship Fund              96,156,384             --             --      4,960,037      169,249,160
UBS U.S. Equity Alpha Relationship Fund            256,400,000             --             --      8,489,737      264,889,737
UBS U.S. Large Cap Equity Relationship Fund        633,850,000    392,000,000     21,428,862     14,018,531      642,474,353
UBS Large Cap Growth Equity Relationship Fund      173,627,267             --             --     (7,383,660)     166,243,607
UBS High Yield Relationship Fund                     1,000,000     17,059,296        659,296       (389,392)              --

                                                                         UBS GLOBAL ALLOCATION FUND
                                                                 ------------------------------------------
                                                                                                CHANGE IN
                                                                                  NET        NET UNREALIZED
                                                                     SALES      REALIZED     APPRECIATION/
AFFILIATES                                          PURCHASES      PROCEEDS    GAIN (LOSS)   (DEPRECIATION)      VALUE
----------                                        ------------   -----------   -----------   --------------   ------------
UBS Corporate Bond Relationship Fund              $ 40,850,000            --            --     $ (203,190)    $ 40,646,810
UBS Emerging Markets Equity Relationship Fund       45,000,000   $90,000,000   $28,886,951      9,822,865      167,868,945
UBS High Yield Relationship Fund                            --    30,000,000     2,433,502       (257,346)      31,640,230
UBS Small Cap Equity Relationship Fund              27,284,678            --            --      7,205,720      118,431,390
UBS U.S. Securitized Mortgage Relationship Fund    122,295,000            --            --        633,299      122,928,299

                                                                           UBS GLOBAL EQUITY FUND
                                                                -------------------------------------------
                                                                                                CHANGE IN
                                                                                   NET       NET UNREALIZED
                                                                    SALES        REALIZED     APPRECIATION/
AFFILIATES                                         PURCHASES      PROCEEDS     GAIN (LOSS)   (DEPRECIATION)       VALUE
----------                                        -----------   ------------   -----------   --------------   ------------
UBS Emerging Markets Equity Completion
   Relationship Fund                              $16,300,000        --             --          $431,326       $16,731,326


--------------------------------------------------------------------------------
186

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                            UBS INTERNATIONAL EQUITY FUND
                                                       ---------------------------------------
                                                                                  CHANGE IN
                                                                      NET       NET UNREALIZED
                                                         SALES      REALIZED    APPRECIATION/
AFFILIATES                                 PURCHASES   PROCEEDS   GAIN (LOSS)   (DEPRECIATION)     VALUE
----------                                ----------   --------   -----------   --------------   ----------
UBS Emerging Markets Equity Completion
  Relationship Fund                       $7,000,000      --           --          $185,232      $7,185,232

                                                             UBS ABSOLUTE RETURN BOND FUND
                                                        ---------------------------------------
                                                                                    CHANGE IN
                                                                       NET       NET UNREALIZED
                                                          SALES      REALIZED     APPRECIATION/
AFFILIATES                                 PURCHASES    PROCEEDS   GAIN (LOSS)   (DEPRECIATION)      VALUE
----------                                -----------   --------   -----------   --------------   -----------
UBS U.S. Securitized Mortgage
   Relationship Fund                      $39,000,000      --          --           $972,709      $63,042,475

                                                                UBS GLOBAL BOND FUND
                                                      -----------------------------------------
                                                                                    CHANGE IN
                                                                       NET       NET UNREALIZED
                                                         SALES       REALIZED     APPRECIATION/
AFFILIATES                                PURCHASES    PROCEEDS    GAIN (LOSS)   (DEPRECIATION)      VALUE
----------                                ---------   ----------   -----------   --------------   -----------
UBS U.S. Securitized Mortgage
   Relationship Fund                       $750,000   $1,800,000     $75,149        $130,959      $11,710,161

                                                                  UBS U.S. BOND FUND
                                                       -----------------------------------------
                                                                                     CHANGE IN
                                                                        NET       NET UNREALIZED
                                                          SALES       REALIZED     APPRECIATION/
AFFILIATES                                 PURCHASES    PROCEEDS    GAIN (LOSS)   (DEPRECIATION)     VALUE
----------                                ----------   ----------   -----------   --------------   ----------
UBS Corporate Bond  Relationship Fund     $4,650,000   $1,900,000    $(23,744)       $(27,944)     $2,698,312
UBS Opportunistic High Yield
   Relationship Fund                       8,000,000           --          --          26,848       8,026,848
UBS Opportunistic Emerging Markets
   Debt Relationship Fund                  2,000,000           --          --           6,713       2,006,713
UBS U.S. Securitized Mortgage
   Relationship Fund                       9,400,000           --          --          35,351       9,435,351

The Funds may invest in shares of the UBS Supplementary Trust -- U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2006 and for the year then ended were as follows:

                                                                                                        % OF
                                                              SALES         INTEREST                     NET
FUND                                       PURCHASES        PROCEEDS         INCOME         VALUE      ASSETS
----                                      ------------   --------------   -----------   ------------   ------
UBS Global Allocation Fund                $946,052,915   $1,200,275,127   $15,206,323   $207,914,294    5.33%
UBS Global Equity Fund                      84,455,083       85,510,773        62,844             --      --
UBS International Equity Fund               87,432,530       84,725,372        61,735     21,075,030   12.11
UBS U.S. Large Cap Equity Fund             298,719,552      293,871,058       734,568     18,145,640    2.84


--------------------------------------------------------------------------------
                                                                             187

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                                 % OF
                                                           SALES       INTEREST                  NET
FUND                                     PURCHASES       PROCEEDS       INCOME       VALUE      ASSETS
----                                   ------------   --------------   --------   -----------   ------
UBS U.S. Large Cap Growth Fund         $  8,682,944    $  8,682,629    $ 13,979   $   139,461    1.09%
UBS U.S. Large Cap Value Equity Fund     29,238,180      29,278,713      60,451       903,587    0.69
UBS U.S. Small Cap Growth Fund          187,559,163     184,875,455     560,575    10,786,995    2.48
UBS Global Bond Fund                     44,210,599      39,169,333     207,159     7,204,469    7.28
UBS High Yield Fund                      56,629,544      55,909,249     117,329       982,605    0.99
UBS U.S. Bond Fund                      109,066,007     112,544,879     373,219     7,844,306    5.64

The Funds may invest in shares of the UBS U.S. Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statements of Operations. Amounts relating to those investments at June 30, 2006 and for the year then ended were as follows:

                                                                                                     % OF
                                                            SALES         INTEREST                    NET
FUND                                      PURCHASES        PROCEEDS        INCOME        VALUE      ASSETS
----                                   --------------   --------------   ----------   -----------   ------
UBS Dynamic Alpha Fund                 $1,327,201,978   $1,339,161,830   $3,069,633   $27,133,225    1.04%
UBS U.S. Mid Cap Growth Equity Fund           482,352          421,480        1,133        60,872    1.21
UBS Absolute Return Bond Fund             355,775,384      327,631,393    1,234,760    39,828,887    8.37

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2006, were as follows:

FUND                                                                      UBS AG
----                                                                     -------
UBS Global Allocation Fund                                               $40,852
UBS U.S. Large Cap Equity Fund                                             6,525
UBS U.S. Large Cap Growth Fund                                                21
UBS U.S. Large Cap Value Equity Fund                                       1,000
UBS U.S. Small Cap Growth Fund                                               125

3.   SERVICE AND DISTRIBUTION PLANS

The Trust has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

FUND                                                 CLASS A   CLASS B   CLASS C
----                                                 -------   -------   -------
UBS Global Allocation Fund                             0.25%    1.00%     1.00%
UBS Global Equity Fund                                 0.25     1.00      1.00
UBS Global Bond Fund                                   0.25     1.00      0.75
UBS International Equity Fund                          0.25     1.00      1.00
UBS U.S. Large Cap Equity Fund                         0.25     1.00      1.00
UBS U.S. Large Cap Growth Fund                         0.25     1.00      1.00
UBS U.S. Large Cap Value Equity Fund                   0.25     1.00      1.00
UBS U.S. Small Cap Growth Fund                         0.25     1.00      1.00


--------------------------------------------------------------------------------
188

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FUND                                  CLASS A   CLASS B   CLASS C
----                                  -------   -------   -------
UBS U.S. Mid Cap Growth Equity Fund    0.25%     N/A*      1.00%
UBS Dynamic Alpha Fund                 0.25      1.00%     1.00
UBS U.S. Bond Fund                     0.25      1.00      0.75
UBS Absolute Return Bond Fund          0.15      N/A*      0.50
UBS High Yield Fund                    0.25      1.00      0.75

* UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund do not offer Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B, and Class C.

At June 30, 2006 certain Funds owed UBS Global AM (US) service and distribution fees, and for the year ended June 30, 2006, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

                                                 SERVICE AND
                                                DISTRIBUTION   SALES CHARGES
FUND                                              FEES OWED        EARNED
---------------------------------------------   ------------   -------------
UBS Dynamic Alpha Fund--Class A                   $352,070       $9,443,119
UBS Dynamic Alpha Fund--Class B                     23,702           26,500
UBS Dynamic Alpha Fund--Class C                    418,721          152,480
UBS Global Allocation Fund--Class A                451,812        6,728,098
UBS Global Allocation Fund--Class B                131,185          431,859
UBS Global Allocation Fund--Class C                845,579          238,317
UBS Global Equity Fund--Class A                     35,240          108,003
UBS Global Equity Fund--Class B                     11,196          201,452
UBS Global Equity Fund--Class C                     46,367            2,882
UBS International Equity Fund--Class A               4,679           36,839
UBS International Equity Fund--Class B                 584            1,615
UBS International Equity Fund--Class C               1,904              941
UBS U.S. Large Cap Equity Fund--Class A             17,612          195,276
UBS U.S. Large Cap Equity Fund--Class B                790            3,007
UBS U.S. Large Cap Equity Fund--Class C              4,729            1,386
UBS U.S. Large Cap Growth Fund--Class A              1,405           27,537
UBS U.S. Large Cap Growth Fund--Class B                318                8
UBS U.S. Large Cap Growth Fund--Class C                642              527
UBS U.S. Large Cap Value Equity Fund--Class A       23,090           46,062
UBS U.S. Large Cap Value Equity Fund--Class B        1,633           12,523
UBS U.S. Large Cap Value Equity Fund--Class C       13,049               63
UBS U.S. Mid Cap Growth Equity Fund--Class A            32              792
UBS U.S. Mid Cap Growth Equity Fund--Class C            53               --
UBS U.S. Small Cap Growth Fund--Class A             30,362           51,411
UBS U.S. Small Cap Growth Fund--Class B              4,514           25,979
UBS U.S. Small Cap Growth Fund--Class C              6,658              430
UBS Absolute Return Bond Fund--Class A              25,400          289,896
UBS Absolute Return Bond Fund--Class C              11,845           20,167
UBS Global Bond Fund--Class A                        3,246            5,541
UBS Global Bond Fund--Class B                          339            5,286
UBS Global Bond Fund--Class C                        1,506            1,915
UBS High Yield Fund--Class A                        11,083           84,838
UBS High Yield Fund--Class B                         2,077           14,328
UBS High Yield Fund--Class C                         7,610            1,162


--------------------------------------------------------------------------------
                                                                             189

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                               SERVICE AND    SALES
                              DISTRIBUTION   CHARGES
FUND                            FEES OWED     EARNED
----                          ------------   -------
UBS U.S. Bond Fund--Class A      $6,486      $17,973
UBS U.S. Bond Fund--Class B         667        2,103
UBS U.S. Bond Fund--Class C         930          156

4. REDEMPTION FEES

UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund charge a 1.00% redemption fee if you sell or exchange Class A shares or Class Y shares less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees earned by the Fund are disclosed in the Statements of Changes in Net Assets.

5. TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency and related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC.

For the year ended June 30, 2006, UBS Financial Services Inc. received total transfer agency and related services fees paid by the Funds to PFPC as follows:

FUND                                   AMOUNT PAID
----                                   -----------
UBS Dynamic Alpha Fund                   $397,654
UBS Global Allocation Fund                944,293
UBS Global Equity Fund                    247,275
UBS International Equity Fund               8,268
UBS U.S. Large Cap Equity Fund             14,525
UBS U.S. Large Cap Growth Fund              2,916
UBS U.S. Large Cap Value Equity Fund       60,539
UBS U.S. Mid Cap Growth Equity Fund            --
UBS U.S. Small Cap Growth Fund             42,383
UBS Absolute Return Bond Fund              57,737
UBS Global Bond Fund                       15,118
UBS High Yield Fund                        58,364
UBS U.S. Bond Fund                          4,086

6. SECURITIES LENDING

Each Fund may lend securities up to 331/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in


--------------------------------------------------------------------------------
190

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

interest bearing securities, which are included in the Schedules of Investments. In addition, the UBS Global Allocation Fund received US Government Agency securities as collateral amounting to $145,987,209, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2006, were as follows:

                                                  TOTAL COLLATERAL   MARKET VALUE OF
                                MARKET VALUE OF     RECEIVED FOR     INVESTMENTS OF
                                   SECURITIES        SECURITIES      CASH COLLATERAL
FUND                                 LOANED            LOANED           RECEIVED
----                            ---------------   ----------------   ---------------
UBS Global Allocation Fund        $231,020,118      $235,247,345       $89,260,136
UBS International Equity Fund       19,621,534        20,228,990        20,228,990

7. LINE OF CREDIT

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a 364-day $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of shares or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing, plus 0.50%. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility in the amount of 0.09% per annum on the average daily balance of the line of credit not utilized. The average daily borrowings under the agreement for the year ended June 30, 2006, were as follows:

                                                    NUMBER                WEIGHTED AVERAGE
                                 AVERAGE DAILY     OF DAYS     INTEREST      ANNUALIZED
FUND                              BORROWINGS     OUTSTANDING    EXPENSE    INTEREST RATES
----                             -------------   -----------   --------   ----------------
UBS Global Equity Fund             $7,599,429          7        $7,744          5.24%
UBS International Equity Fund       4,512,727         11         6,434          4.67
UBS U.S. Large Cap Equity Fund      4,000,000          1           444          4.00
UBS Global Bond Fund                1,900,000          3           673          4.25
UBS U.S. Bond Fund                  3,917,500          4         1,951          4.48

8. PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2006, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

FUND                                      PURCHASES     SALES PROCEEDS
----                                   --------------   --------------
UBS Dynamic Alpha Fund                 $2,082,587,680   $  557,561,927
UBS Global Allocation Fund              2,310,093,848    1,648,570,088
UBS Global Equity Fund                    215,966,388      284,386,700
UBS International Equity Fund             143,890,434      108,018,895
UBS U.S. Large Cap Equity Fund            444,922,841      238,272,223
UBS U.S. Large Cap Growth Fund             19,759,501       14,375,981
UBS U.S. Large Cap Value Equity Fund       55,007,059       71,970,399
UBS U.S. Mid Cap Growth Equity Fund         5,801,185          606,949
UBS U.S. Small Cap Growth Fund            306,117,868      170,204,494
UBS Absolute Return Bond Fund             578,158,029      290,083,680
UBS Global Bond Fund                       81,493,736       67,498,171
UBS High Yield Fund                        67,021,086       80,399,644
UBS U.S. Bond Fund                        119,120,586      114,801,656


--------------------------------------------------------------------------------
                                                                             191

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the year ended June 30, 2006, aggregate purchases and sales of US Government securities, excluding short-term investments and US Government and agency securities, were as follows:

FUND                            PURCHASES     SALES PROCEEDS
----                         --------------   --------------
UBS Global Allocation Fund   $1,043,576,387    $955,707,446
UBS Global Bond Fund             22,302,884      16,972,056
UBS U.S. Bond Fund              185,426,970     192,401,541

9.   FEDERAL INCOME TAXES

It is each Fund's policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal income tax.

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 were as follows:

                                                            2006                                            2005
                                       ---------------------------------------------   ---------------------------------------------
                                                       DISTRIBUTIONS                                   DISTRIBUTIONS
                                       DISTRIBUTIONS     PAID FROM                     DISTRIBUTIONS     PAID FROM
                                         PAID FROM     NET LONG-TERM       TOTAL         PAID FROM     NET LONG-TERM       TOTAL
                                          ORDINARY        CAPITAL      DISTRIBUTIONS      ORDINARY        CAPITAL      DISTRIBUTIONS
FUND                                       INCOME          GAINS            PAID           INCOME          GAINS           PAID
----                                   -------------   -------------   -------------   -------------   -------------   -------------
UBS Dynamic Alpha Fund                  $ 7,212,627     $  4,878,805   $ 12,091,432              --              --              --
UBS Global Allocation Fund               65,733,883      111,143,459    176,877,342     $61,142,280     $26,432,523     $87,574,803
UBS Global Equity Fund                    2,442,591               --      2,442,591              --              --              --
UBS International Equity Fund             2,158,708        4,706,815      6,865,523       1,435,132              --       1,435,132
UBS U.S. Large Cap Equity Fund            5,777,509        7,141,858     12,919,367       1,656,696       5,535,537       7,192,233
UBS U.S. Large Cap Growth Fund                5,151               --          5,151              --              --              --
UBS U.S. Large Cap Value Equity Fund      3,914,428        9,935,393     13,849,821       3,247,492      21,462,799      24,710,291
UBS U.S. Mid Cap Growth Equity Fund              --               --             --              --              --              --
UBS U.S. Small Cap Growth Fund              503,650       13,307,966     13,811,616              --       3,161,183       3,161,183
UBS Absolute Return Bond Fund            10,912,261          234,389     11,146,650         354,913              --         354,913
UBS Global Bond Fund                      2,962,657               --      2,962,657       3,630,892              --       3,630,892
UBS High Yield Fund                       8,615,802               --      8,615,802      11,449,762              --      11,449,762
UBS U.S. Bond Fund                        5,905,088               --      5,905,088       5,675,397              --       5,675,397

At June 30, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                       UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED      UNREALIZED
                                          ORDINARY       LONG-TERM      CAPITAL AND     APPRECIATION/
FUND                                       INCOME       CAPITAL GAIN    OTHER LOSSES   (DEPRECIATION)
----                                   -------------   -------------   -------------   --------------
UBS Dynamic Alpha Fund                           --               --   $ (21,137,810)   $127,354,929
UBS Global Allocation Fund              $80,274,694     $136,831,188              --     232,276,580
UBS Global Equity Fund                    3,963,013               --    (779,285,514)     74,951,492
UBS International Equity Fund             5,444,227        4,145,996         (82,681)     37,625,680
UBS U.S. Large Cap Equity Fund            6,280,951        3,608,064              --      60,530,223
UBS U.S. Large Cap Growth Fund                   --               --      (2,326,910)        (93,432)
UBS U.S. Large Cap Value Equity Fund        495,766        6,111,457        (570,220)     21,797,008
UBS U.S. Mid Cap Growth Equity Fund           3,189               --         (27,770)       (174,525)
UBS U.S. Small Cap Growth Fund              178,406       11,735,622              --      46,587,007


--------------------------------------------------------------------------------
192

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED      UNREALIZED
                                   ORDINARY       LONG-TERM      CAPITAL AND    APPRECIATION/
FUND                                INCOME       CAPITAL GAIN    OTHER LOSSES   (DEPRECIATION)
----                            -------------   -------------   -------------   -------------
UBS Absolute Return Bond Fund     $4,222,014      $2,338,532    $  (3,242,558)   $ 2,999,274
UBS Global Bond Fund                 389,597              --       (1,668,111)        73,794
UBS High Yield Fund                  169,576              --     (238,422,636)    (2,201,649)
UBS U.S. Bond Fund                    48,988              --       (3,468,933)    (2,605,786)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2006 were as follows:

                                         ACCUMULATED
                                        UNDISTRIBUTED   ACCUMULATED NET
                                       NET INVESTMENT     REALIZEDGAIN     BENEFICIAL
FUND                                       INCOME            (LOSS)         INTEREST
----                                   --------------   ---------------   ------------
UBS Dynamic Alpha Fund                  $ (2,836,574)     $  4,383,508    $ (1,546,934)
UBS Global Allocation Fund                21,421,808        16,236,963     (37,658,771)
UBS Global Equity Fund                       992,776        (1,140,200)        147,424
UBS International Equity Fund               (105,465)          105,465              --
UBS U.S. Large Cap Equity Fund                    --         4,360,980      (4,360,980)
UBS U.S. Large Cap Growth Fund                14,572                --         (14,572)
UBS U.S. Large Cap Value Equity Fund        (142,881)         (164,933)        307,814
UBS U.S. Mid Cap Growth Equity Fund           11,415                --         (11,415)
UBS U.S. Small Cap Growth Fund             2,555,008        (2,503,077)        (51,931)
UBS Absolute Return Bond Fund             (2,641,132)        3,840,963      (1,199,831)
UBS Global Bond Fund                        (715,646)        1,448,291        (732,645)
UBS High Yield Fund                          111,838        11,276,119     (11,387,957)
UBS U.S. Bond Fund                           467,992          (444,249)        (23,743)

At June 30, 2006, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

                          EXPIRATION      EXPIRATION      EXPIRATION      EXPIRATION     EXPIRATION     EXPIRATION     EXPIRATION
                             DATE            DATE            DATE            DATE           DATE           DATE           DATE
FUND                     JUNE 30, 2008   JUNE 30, 2009   JUNE 30, 2010   JUNE 30, 2011  JUNE 30, 2012  JUNE 30, 2013  JUNE 30, 2014
----                     -------------   -------------   -------------   -------------  -------------  -------------  -------------
UBS Global Equity Fund   $132,240,797+   $389,124,210+   $253,636,661+    $4,283,846            --             --             --
UBS U.S. Large Cap
   Growth Fund                     --              --              --      1,723,135      $603,775             --             --
UBS U.S. Large Cap
   Value Equity Fund          213,382++        83,503++       273,335++           --            --             --             --
UBS U.S. Mid Cap
   Growth Equity Fund              --              --              --             --            --             --       $ 27,770
UBS Global Bond Fund               --         269,385              --             --            --             --             --
UBS U.S. Bond Fund                 --         404,247              --             --       614,333       $140,847        630,558

+ Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

++ Due to merger with UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.


--------------------------------------------------------------------------------
                                                                             193

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

At June 30, 2006, the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

 EXPIRATION      EXPIRATION       EXPIRATION      EXPIRATION    EXPIRATION    EXPIRATION    EXPIRATION    EXPIRATION
    DATE            DATE             DATE            DATE          DATE          DATE          DATE          DATE
  JUNE 30,        JUNE 30,         JUNE 30,        JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
    2007            2008             2009            2010          2011          2012          2013          2014
-----------     ------------     -----------     -----------   -----------   -----------   -----------   -----------
$18,661,457+++   $98,009,332+++  $23,205,714+++   $6,612,767   $37,425,637   $15,791,570   $11,067,780   $22,213,870

+++ Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

The UBS High Yield Fund had capital loss carryforwards in the amount of $11,387,957 expire as of June 30, 2006.

During the fiscal year ended June 30, 2006, the following Funds utilized capital loss carryforwards to offset current year realized gains:

UBS Global Equity Fund                 $54,504,778
UBS U.S. Large Cap Growth Fund           1,031,479
UBS U.S. Large Cap Value Equity Fund       142,555
UBS Global Bond Fund                       144,802

Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2006, the following Funds incurred, and elected to defer, losses of the following:

                                    NET           NET
                                  CAPITAL      CURRENCY
FUND                              LOSSES        LOSSES
----                            ----------   -----------
UBS Dynamic Alpha Fund                  --   $20,435,598
UBS International Equity Fund           --        82,681
UBS Absolute Return Bond Fund           --     3,242,558
UBS Global Bond Fund            $  249,805       862,543
UBS High Yield Fund              5,434,509            --
UBS U.S. Bond Fund               1,678,948            --

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

10.  COMMISSION RECAPTURE PROGRAM

Effective November 1, 2005, the Board approved a brokerage commission recapture program for the following Funds: UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment


--------------------------------------------------------------------------------
194

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. The following Funds recorded recaptured commissions which are reflected on the Statements of Operations within the net realized gains (losses) on investment activities:

FUND                                    AMOUNT
----                                   --------
UBS Global Equity Fund                 $155,250
UBS International Equity Fund             7,368
UBS U.S. Mid Cap Growth Equity Fund         484
UBS U.S. Large Cap Equity Fund          138,787
UBS U.S. Large Cap Value Equity Fund      5,807

11.  CAPITAL CONTRIBUTIONS FROM ADVISOR

During the period ended June 30, 2006, the Advisor reimbursed the UBS Dynamic Alpha Fund for a trading error in the amount of $24,866 or $0.0001 per share based upon the Fund's shares outstanding at June 30, 2006.

Subsequent to June 30, 2006, the Advisor reimbursed UBS U.S. Bond Fund for amounts relating to a trading error in the amount of $2,811 or $0.0002 per share based on the Fund's shares outstanding at June 30, 2006.

12.  SHARES OF BENEFICIAL INTEREST

For the year ended June 30, 2006, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS DYNAMIC ALPHA FUND

                                                      CLASS A                      CLASS B
                                           ----------------------------   -------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT
                                           -----------   --------------   ----------   ------------
Shares sold                                128,078,469   $1,389,322,850    1,828,083   $ 19,652,310
Shares repurchased                         (19,812,434)    (215,331,923)    (303,794)    (3,249,313)
Shares converted from Class B to Class A       247,266        2,658,305     (248,477)    (2,658,305)
Dividends reinvested                           794,100        8,560,404        7,912         85,128
                                           -----------   --------------    ---------   ------------
Net increase                               109,307,401   $1,185,209,636    1,283,724   $ 13,829,820
                                           ===========   ==============    =========   ============

                                                     CLASS C                     CLASS Y
                                           -------------------------   -------------------------
                                             SHARES       AMOUNT         SHARES         AMOUNT
                                           ----------   ------------   ----------   ------------
Shares sold                                31,040,840   $334,455,043   23,122,252   $252,321,581
Shares repurchased                         (3,628,976)   (39,225,551)  (2,264,553)   (24,882,462)
Dividends reinvested                          138,072      1,484,271      118,432      1,277,885
                                           ----------   ------------   ----------   ------------
Net increase                               27,549,936   $296,713,763   20,976,131   $228,717,004
                                           ==========   ============   ==========   ============


--------------------------------------------------------------------------------
                                                                             195

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS GLOBAL ALLOCATION FUND

                                    CLASS A                      CLASS B
                          ---------------------------   -------------------------
                             SHARES         AMOUNT        SHARES         AMOUNT
                          -----------   -------------   ----------   ------------
Shares sold                62,903,880   $ 865,736,142    1,491,471   $ 20,139,283
Shares repurchased        (30,065,197)   (413,871,317)  (1,655,143)   (22,377,744)
Shares converted from
   Class B to Class A       2,541,296      34,905,059   (2,591,178)   (34,905,059)
Dividends reinvested        7,117,515      95,516,626      548,472      7,256,282
                          -----------   -------------   ----------   ------------
Net increase(decrease)     42,497,494   $ 582,286,510   (2,206,378)  $(29,887,238)
                          ===========   =============   ==========   ============

                                    CLASS C                      CLASS Y
                          ---------------------------   -------------------------
                             SHARES         AMOUNT        SHARES         AMOUNT
                          -----------   -------------   ----------   ------------
Shares sold                16,719,366   $ 225,655,967   10,854,603   $150,535,987
Shares repurchased        (12,243,723)   (165,380,957)  (5,820,329)   (81,221,682)
Dividends reinvested        3,404,722      44,942,397    1,539,235     20,933,597
                          -----------   -------------   ----------   ------------
Net increase                7,880,365   $ 105,217,407    6,573,509   $ 90,247,902
                          ===========   =============   ==========   ============

UBS GLOBAL EQUITY FUND

                                   CLASS A                       CLASS B
                          -------------------------   --------------------------
                            SHARES        AMOUNT        SHARES          AMOUNT
                          ----------   ------------   ----------   -------------
Shares sold                1,396,975   $ 17,595,879       24,111   $     287,187
Shares repurchased        (4,721,111)   (60,109,715)  (1,231,208)    (14,756,174)
Shares converted from
   Class B to Class A      7,111,962     86,168,577   (7,279,324)    (86,168,577)
Dividends reinvested          81,168      1,015,414           --              --
                          ----------   ------------   ----------   -------------
Net increase (decrease)    3,868,994   $ 44,670,155   (8,486,421)  $(100,637,564)
                          ==========   ============   ==========   =============

                                   CLASS C                      CLASS Y
                          -------------------------   -------------------------
                            SHARES         AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold                  160,698   $  1,945,401    5,025,750   $ 64,061,617
Shares repurchased        (1,724,053)   (20,983,395)  (4,904,221)   (63,295,653)
Dividends reinvested              --             --      105,660      1,345,053
                          ----------   ------------   ----------   ------------
Net increase (decrease)   (1,563,355)  $(19,037,994)     227,189   $  2,111,017
                          ==========   ============   ==========   ============


--------------------------------------------------------------------------------
196

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS INTERNATIONAL EQUITY FUND

                                  CLASS A                CLASS B
                          ----------------------   -------------------
                           SHARES       AMOUNT      SHARE     AMOUNT
                          --------   -----------   -------   ---------
Shares sold                971,667   $10,111,325    15,235   $ 161,759
Shares repurchased        (542,890)   (5,730,867)  (12,924)   (138,242)
Shares converted from
   Class B to Class A       30,377       309,728   (30,868)   (309,728)
Dividends reinvested        85,840       875,565     2,373      23,936
                          --------   -----------   -------   ---------
Net increase (decrease)    544,994   $ 5,565,751   (26,184)  $(262,275)
                          ========   ===========   =======   =========

                                 CLASS C                CLASS Y
                          -------------------   -------------------------
                          SHARES      AMOUNT       SHARE        AMOUNT
                          -------   ---------   ----------   ------------
Shares sold                80,175   $ 837,960    7,425,136   $ 79,436,543
Shares repurchased        (57,952)   (593,700)  (6,502,467)   (69,837,729)
Dividends reinvested        6,566      65,849      564,394      5,796,333
                          -------   ---------   ----------   ------------
Net increase               28,789   $ 310,109    1,487,063   $ 15,395,147
                          =======   =========   ==========   ============

UBS U.S. LARGE CAP EQUITY FUND

                                   CLASS A                 CLASS B
                          ------------------------   -------------------
                            SHARES        AMOUNT      SHARES     AMOUNT
                          ---------   ------------   -------   ---------
Shares sold               4,162,891   $ 75,756,826    50,395   $ 893,374
Shares repurchased         (896,850)   (16,440,209)   (6,298)   (110,259)
Shares converted from
   Class B to Class A        48,664        873,574   (49,693)   (873,574)
Dividends reinvested         77,658      1,407,165       944      16,797
                          ---------   ------------   -------   ---------
Net increase (decrease)   3,392,363   $ 61,597,356    (4,652)  $ (73,662)
                          =========   ============   =======   =========

                                 CLASS C                  CLASS Y
                          --------------------   --------------------------
                           SHARES     AMOUNT       SHARES         AMOUNT
                          -------   ----------   ----------   -------------
Shares sold               225,170   $4,010,894   16,056,543   $ 295,877,335
Shares repurchased        (38,503)    (692,110)  (8,231,439)   (149,088,431)
Dividends reinvested        5,388       95,856      569,596      10,417,919
                          -------   ----------   ----------   -------------
Net increase              192,055   $3,414,640    8,394,700   $ 157,206,823
                          =======   ==========   ==========   =============


--------------------------------------------------------------------------------
                                                                             197

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS U.S. LARGE CAP GROWTH FUND

                                 CLASS A                 CLASS B
                          ----------------------   -------------------
                           SHARES       AMOUNT      SHARES     AMOUNT
                          --------   -----------   -------   ---------
Shares sold                575,000   $ 5,261,963    29,874   $ 267,760
Shares repurchased        (237,052)   (2,154,474)   (6,129)    (51,853)
Shares converted from
   Class B to Class A       47,337       414,391   (48,647)   (414,391)
Dividends reinvested           113         1,082        --          --
                          --------   -----------   -------   ---------
Net increase (decrease)    385,398   $ 3,522,962   (24,902)  $(198,484)
                          ========   ===========   =======   =========

                                 CLASS C                CLASS Y
                          -------------------   ----------------------
                           SHARES     AMOUNT     SHARES       AMOUNT
                          --------  ---------   --------   -----------
Shares sold                76,410   $ 688,459    378,505   $ 3,590,977
Shares repurchased        (31,861)   (286,655)  (213,933)   (2,083,444)
Dividends reinvested           --          --        412         4,014
                          -------   ---------   --------   -----------
Net increase               44,549   $ 401,804    164,984   $ 1,511,547
                          =======   =========   ========   ===========

UBS U.S. LARGE CAP VALUE EQUITY FUND

                                   CLASS A                     CLASS B
                          -------------------------   ----------------------
                            SHARES        AMOUNT        SHARES       AMOUNT
                          -------------------------   ----------------------
Shares sold                  388,095   $  4,108,673     16,700   $   175,261
Shares repurchased        (1,693,252)   (18,009,583)   (86,173)     (904,307)
Shares converted from
   Class B to Class A        245,309      2,618,270   (249,359)   (2,618,270)
Dividends reinvested         979,619      9,962,730     24,425       245,715
                          ----------   ------------   --------   -----------
Net decrease                 (80,229)  $ (1,319,910)  (294,407)  $(3,101,601)
                          ==========   ============   ========   ===========

                                 CLASS C                   CLASS Y
                          ----------------------   ----------------------
                           SHARES       AMOUNT      SHARES       AMOUNT
                          --------   -----------   --------   -----------
Shares sold                 37,589   $   393,836    205,542   $ 2,186,723
Shares repurchased        (353,585)   (3,677,575)  (140,354)   (1,507,222)
Dividends reinvested       159,245     1,595,633     65,013       663,136
                          --------   -----------   --------   -----------
Net increase (decrease)   (156,751)  $(1,688,106)   130,201   $ 1,342,637
                          ========   ===========   ========   ===========

UBS U.S. MID CAP GROWTH EQUITY FUND

                                CLASS A
                          -------------------
                           SHARES     AMOUNT
                          -------   ---------
Shares sold                37,333   $ 385,174
Shares repurchased        (20,516)   (212,486)
                          -------   ---------
Net increase               16,817   $ 172,688
                          =======   =========

                               CLASS C            CLASS Y
                          ----------------   --------------------
                          SHARES    AMOUNT    SHARES     AMOUNT
                          ------   -------   -------   ----------
Shares sold                6,969   $71,324   500,001   $5,000,010
                           -----   -------   -------   ----------
Net increase               6,969   $71,324   500,001   $5,000,010
                           =====   =======   =======   ==========


--------------------------------------------------------------------------------
198

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS U.S. SMALL CAP GROWTH FUND

                                   CLASS A                    CLASS B
                          -------------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   --------   -----------
Shares sold                4,491,291   $ 66,274,814     17,046   $   237,916
Shares repurchased        (2,638,851)   (38,341,212)  (101,823)   (1,423,996)
Shares converted from
   Class B to Class A        249,854      2,687,653   (258,086)   (3,687,653)
Dividends reinvested         312,044      4,353,008     23,758       320,974
                          ----------   ------------   --------   -----------
Net increase (decrease)    2,414,338   $ 34,974,263   (319,105)  $(4,552,759)
                          ==========   ============   ========   ===========

                                  CLASS C                   CLASS Y
                          ----------------------   -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT
                          --------   -----------   ----------   ------------
Shares sold                 32,009   $   447,802   11,429,781   $167,661,096
Shares repurchased        (109,350)   (1,541,864)  (4,217,628)   (62,419,417)
Dividends reinvested        24,665       332,733      535,598      7,637,633
                          --------   -----------   ----------   ------------
Net increase (decrease)    (52,676)  $  (761,329)   7,747,751   $112,879,312
                          ========   ===========   ==========   ============

UBS ABSOLUTE RETURN BOND FUND

                                   CLASS A
                          -------------------------
                            SHARES        AMOUNT
                          ----------   ------------
Shares sold               18,921,598   $190,630,308
Shares repurchased        (8,935,032)   (90,035,339)
Dividends reinvested         451,836      4,522,668
                          ----------   ------------
Net increase              10,438,402   $105,117,637
                          ==========   ============

                                   CLASS C                    CLASS Y
                          -----------------------   -------------------------
                            SHARES       AMOUNT       SHARES        AMOUNT
                          ---------   -----------   ----------   ------------
Shares sold               2,101,902   $21,191,655   21,840,716   $219,572,891
Shares repurchased         (839,168)   (8,434,110)  (1,407,032)   (14,216,875)
Dividends reinvested         55,894       559,167      442,679      4,436,608
                          ---------   -----------   ----------   ------------
Net increase              1,318,628   $13,316,712   20,876,363   $209,792,624
                          =========   ===========   ==========   ============

UBS GLOBAL BOND FUND

                                  CLASS A                CLASS B
                          ----------------------   -------------------
                           SHARES       AMOUNT      SHARES     AMOUNT
                          --------   -----------   -------   ---------
Shares sold                545,080   $ 5,240,870     3,088   $  29,383
Shares repurchased        (725,048)   (6,931,243)  (20,862)   (199,014)
Shares converted from
   Class B to Class A       56,802       547,406   (56,686)   (547,406)
Dividends reinvested        61,472       582,841     1,473      13,990
                          --------   -----------   -------   ---------
Net decrease               (61,694)  $  (560,126)  (72,987)  $(703,047)
                          ========   ===========   =======   =========

                                CLASS C                  CLASS Y
                          -------------------   -------------------------
                           SHARES     AMOUNT      SHARES        AMOUNT
                          -------   ---------   ----------   ------------
Shares sold                16,285   $ 155,446    4,946,965   $ 52,158,835
Shares repurchased        (80,174)   (769,544)  (2,314,779)   (24,469,531)
Dividends reinvested        5,864      55,436      198,026      2,078,171
                          -------   ---------   ----------   ------------
Net increase (decrease)   (58,025)  $(558,662)   2,830,212   $ 29,767,475
                          =======   =========   ==========   ============


--------------------------------------------------------------------------------
                                                                             199

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS HIGH YIELD FUND

                                   CLASS A                    CLASS B
                          -------------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   --------   -----------
Shares sold                1,045,985   $  7,353,436    162,614   $ 1,141,616
Shares repurchased        (3,492,760)   (24,556,100)  (163,377)   (1,153,500)
Shares converted from
   Class B to Class A        200,458      1,410,267   (200,411)   (1,410,267)
Dividends reinvested         331,995      2,323,759     11,386        79,749
                          ----------   ------------   --------   -----------
Net decrease              (1,914,322)  $(13,468,638)  (189,788)  $(1,342,402)
                          ==========   ============   ========   ===========

                                  CLASS C                   CLASS Y
                          ----------------------   -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT
                          --------   -----------   ----------   ------------
Shares sold                 74,596   $   525,427    2,652,297   $ 18,805,721
Shares repurchased        (531,985)   (3,737,732)  (2,472,637)   (17,412,621)
Dividends reinvested        70,445       493,321      369,919      2,600,408
                          --------   -----------   ----------   ------------
Net increase (decrease)   (386,944)  $(2,718,984)     549,579   $  3,993,508
                          ========   ===========   ==========   ============

UBS U.S. BOND FUND

                                   CLASS A                  CLASS B
                          -------------------------   -------------------
                            SHARES        AMOUNT       SHARES     AMOUNT
                          ----------   ------------   -------   ---------
Shares sold                2,092,757   $ 21,892,814     2,714   $  28,183
Shares repurchased        (2,387,338)   (24,802,696)  (30,768)   (322,979)
Shares converted from
   Class B to Class A         46,616        487,276   (46,573)   (487,276)
Dividends reinvested          98,002      1,026,053     2,392      25,116
                          ----------   ------------   -------   ---------
Net decrease                (149,963)  $ (1,396,553)  (72,235)  $(756,956)
                          ==========   ============   =======   =========

                                CLASS C                  CLASS Y
                          -------------------   -------------------------
                           SHARES     AMOUNT      SHARES        AMOUNT
                          -------   ---------   ----------   ------------
Shares sold                20,643   $ 215,872    4,566,668   $ 47,755,530
Shares repurchased        (68,731)   (724,302)  (4,908,628)   (51,692,880)
Dividends reinvested        4,179      43,684      396,907      4,153,422
                          -------   ---------   ----------   ------------
Net increase (decrease)   (43,909)  $(464,746)      54,947   $    216,072
                          =======   =========   ==========   ============


--------------------------------------------------------------------------------
200

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the year ended June 30, 2005, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS DYNAMIC ALPHA FUND

                                   CLASS A                    CLASS B
                          -------------------------   -----------------------
                            SHARES        AMOUNT        SHARES       AMOUNT
                          ----------   ------------   ---------   -----------
Shares sold               57,910,258   $583,108,170   1,569,610   $15,948,744
Shares repurchased        (6,258,676)   (62,973,914)   (131,467)   (1,160,653)
Shares converted from
   Class B to Class A         16,030        162,127     (16,061)     (162,127)
                          ----------   ------------   ---------   -----------
Net increase              51,667,612   $520,296,383   1,422,082   $14,625,964
                          ==========   ============   =========   ===========

                                   CLASS C                    CLASS Y
                          -------------------------   -----------------------
                            SHARES        AMOUNT        SHARES       AMOUNT
                          ----------   ------------   ---------   -----------
Shares sold               20,860,891   $209,686,120   5,508,507   $55,539,965
Shares repurchased          (945,181)    (9,516,375)    (14,678)     (148,572)
                          ----------   ------------   ---------   -----------
Net increase              19,915,710   $200,169,745   5,493,829   $55,391,393
                          ==========   ============   =========   ===========

UBS GLOBAL ALLOCATION FUND

                                    CLASS A                      CLASS B
                          ---------------------------   -------------------------
                             SHARES         AMOUNT         SHARES       AMOUNT
                          -----------   -------------   ----------   ------------
Shares sold                69,033,054   $ 901,176,727    4,887,986   $ 62,268,212
Shares repurchased        (25,752,268)   (336,025,571)  (1,775,385)   (22,618,913)
Shares converted from
   Class B to Class A       2,058,238      26,884,109   (2,096,843)   (26,884,109)
Dividends reinvested        3,245,207      42,774,132      435,192      5,648,829
                          -----------   -------------   ----------   ------------
Net increase               48,584,231   $ 634,809,397    1,450,950   $ 18,414,019
                          ===========   =============   ==========   ============

                                   CLASS C                     CLASS Y
                          -------------------------   -------------------------
                            SHARES        AMOUNT         SHARES       AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold               30,536,574   $391,636,475    9,025,992   $120,041,312
Shares repurchased        (7,634,229)   (97,678,242)  (4,549,745)   (60,500,742)
Dividends reinvested       1,736,469     22,554,243      790,799     10,549,257
                          ----------   ------------   ----------   ------------
Net increase              24,638,814   $316,512,476    5,267,046   $ 70,089,827
                          ==========   ============   ==========   ============


--------------------------------------------------------------------------------
                                                                             201

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS GLOBAL EQUITY FUND

                                   CLASS A                     CLASS B
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold                  894,976   $  9,923,996      128,544   $  1,408,467
Shares repurchased        (2,676,088)   (29,650,038)  (3,431,230)   (37,526,341)
Shares converted from
   Class B to Class A         98,506      1,118,102     (100,459)    (1,118,102)
                          ----------   ------------   ----------   ------------
Net decrease              (1,682,606)  $(18,607,940)  (3,403,145)  $(37,235,976)
                          ==========   ============   ==========   ============

                                   CLASS C                     CLASS Y
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES         AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold                  244,264   $  2,689,476    4,834,174   $ 55,242,625
Shares repurchased        (2,189,686)   (23,935,439)  (2,142,827)   (24,384,169)
                          ----------   ------------   ----------   ------------
Net Increase (decrease)   (1,945,422)  $(21,245,963)   2,691,347   $ 30,858,456
                          ==========   ============   ==========   ============

UBS INTERNATIONAL EQUITY FUND

                                  CLASS A                CLASS B
                          ----------------------   -------------------
                            SHARES      AMOUNT      SHARES     AMOUNT
                          --------   -----------   -------   ---------
Shares sold                971,771   $ 9,123,414    47,847   $ 442,038
Shares repurchased        (327,691)   (3,095,147)  (23,780)   (222,508)
Shares converted from
   Class B to Class A       26,666       249,695   (27,040)   (249,695)
Dividends reinvested        12,425       118,283       681       6,407
                          --------   -----------   -------   ---------
Net increase (decrease)    683,171   $ 6,396,245    (2,292)  $ (23,758)
                          ========   ===========   =======   =========

                                CLASS C                  CLASS Y
                          -------------------   -------------------------
                           SHARES     AMOUNT      SHARES        AMOUNT
                          -------   ---------   ----------   ------------
Shares sold                60,935   $ 554,593    3,579,796   $ 33,764,818
Shares repurchased        (25,220)   (220,443)  (3,533,605)   (32,656,863)
Dividends reinvested        1,315      12,319      131,730      1,260,658
                          -------   ---------   ----------   ------------
Net increase               37,030   $ 346,469      177,921   $  2,368,613
                          =======   =========   ==========   ============

UBS U.S. LARGE CAP EQUITY FUND

                                  CLASS A                  CLASS B
                          -----------------------   -------------------
                            SHARES       AMOUNT      SHARES     AMOUNT
                          ---------   -----------   -------   ---------
Shares sold               1,141,152   $19,359,581    24,505   $ 396,959
Shares repurchased         (179,593)   (2,974,111)  (29,181)   (474,059)
Shares converted from
   Class B to Class A        13,887       228,126   (14,138)   (228,126)
Dividends reinvested         20,364       345,579     1,917      32,050
                          ---------   -----------   -------   ---------
Net increase (decrease)     995,810   $16,959,175   (16,897)  $(273,176)
                          =========   ===========   =======   =========

                                CLASS C                  CLASS Y
                          -------------------   -------------------------
                           SHARES     AMOUNT      SHARES        AMOUNT
                          -------   ---------   ----------   ------------
Shares sold                51,504   $ 833,269   13,930,423   $237,587,472
Shares repurchased        (14,719)   (241,240)  (2,686,007)   (45,165,916)
Dividends reinvested        3,177      53,085      357,650      6,115,822
                          -------   ---------   ----------   ------------
Net increase               39,962   $ 645,114   11,602,066   $198,537,378
                          =======   =========   ==========   ============


--------------------------------------------------------------------------------
202

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS U.S. LARGE CAP GROWTH FUND

                                 CLASS A               CLASS B
                          --------------------   -------------------
                           SHARES     AMOUNT      SHARES     AMOUNT
                          -------   ----------   -------   ---------
Shares sold               175,753   $1,392,107    50,709   $ 394,989
Shares repurchased        (93,780)    (717,925)  (15,315)   (117,501)
Shares converted from
   Class B to Class A       9,816       78,183   (10,038)    (78,183)
                          -------   ----------   -------   ---------
Net increase               91,789   $  752,365    25,356   $ 199,305
                          =======   ==========   =======   =========

                                 CLASS C                CLASS Y
                          -------------------   ----------------------
                           SHARES     AMOUNT     SHARES       AMOUNT
                          -------   ---------   --------   -----------
Shares sold                24,218   $ 186,891    164,709   $ 1,324,735
Shares repurchased        (30,467)   (236,018)  (243,604)   (1,899,270)
                          -------   ---------   --------   -----------
Net decrease               (6,249)  $ (49,127)   (78,895)  $  (574,535)
                          =======   =========   ========   ===========

UBS U.S. LARGE CAP VALUE EQUITY FUND

                                   CLASS A                    CLASS B
                          -------------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   --------   -----------
Shares sold                  366,374   $  4,029,657     55,554   $   603,214
Shares repurchased        (2,237,107)   (23,806,916)  (384,823)   (4,197,986)
Shares converted from
   Class B to Class A        624,918      6,727,286   (635,303)   (6,727,286)
Dividends reinvested       1,659,438     17,009,142    124,814     1,261,871
                          ----------   ------------   --------   -----------
Net increase (decrease)      413,623   $  3,959,169   (839,758)  $(9,060,187)
                          ==========   ============   ========   ===========

                                  CLASS C                  CLASS Y
                          ----------------------   ----------------------
                           SHARES       AMOUNT      SHARES       AMOUNT
                          --------   -----------   --------   -----------
Shares sold                 41,749   $   447,686    285,132   $ 3,076,338
Shares repurchased        (428,096)   (4,522,736)  (221,110)   (2,345,027)
Dividends reinvested       284,859     2,879,919     80,994       831,812
                          --------   -----------    -------   -----------
Net increase (decrease)   (101,488)  $(1,195,131)   145,016   $ 1,563,123
                          ========   ===========    =======   ===========

UBS U.S. SMALL CAP GROWTH FUND

                                   CLASS A                    CLASS B
                          -------------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   --------   -----------
Shares sold                4,308,097   $ 54,568,362     35,832   $   441,849
Shares repurchased        (2,262,684)   (28,745,706)  (238,254)   (2,944,023)
Shares converted from
   Class B to Class A         46,741        580,950    (47,761)     (580,950)
Dividends reinvested          71,937        967,560     12,117       159,219
                          ----------   ------------   --------   -----------
Net increase (decrease)    2,164,091   $ 27,371,166   (238,066)  $(2,923,905)
                          ==========   ============   ========   ===========

                                  CLASS C                   CLASS Y
                          ----------------------   -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT
                          --------   -----------   ----------   ------------
Shares sold                 47,561   $   578,491    5,363,965   $ 71,157,347
Shares repurchased        (193,865)   (2,399,019)  (2,178,148)   (28,035,910)
Dividends reinvested        10,789       141,660      106,806      1,464,308
                          --------   -----------   ----------   ------------
Net increase (decrease)   (135,515)  $(1,678,868)   3,292,623   $ 44,585,745
                          ========   ===========   ==========   ============


--------------------------------------------------------------------------------
                                                                             203

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS ABSOLUTE RETURN BOND FUND

                                   CLASS A                    CLASS C                   CLASS Y
                          -------------------------   -----------------------   -----------------------
                            SHARES        AMOUNT        SHARES       AMOUNT       SHARES       AMOUNT
                          ----------   ------------   ---------   -----------   ---------   -----------
Shares sold               11,110,087   $111,075,747   1,788,810   $17,882,149   1,999,998   $19,999,975
Shares repurchased          (575,116)    (5,750,561)    (90,869)     (908,477)         --            --
Dividends reinvested          23,777        237,297       2,978        29,722       4,488        44,795
                          ----------   ------------   ---------   -----------   ---------   -----------
Net increase              10,558,748   $105,562,483   1,700,919   $17,003,394   2,004,486   $20,044,770
                          ==========   ============   =========   ===========   =========   ===========

UBS GLOBAL BOND FUND

                                  CLASS A                CLASS B
                          ----------------------   -------------------
                           SHARES       AMOUNT      SHARES     AMOUNT
                          --------   -----------   -------   ---------
Shares sold                779,454   $ 7,873,101    26,285   $ 266,491
Shares repurchased        (663,537)   (6,662,877)  (37,800)   (382,415)
Shares converted from
   Class B to Class A       31,671       315,713   (31,632)   (315,713)
Dividends reinvested        70,787       720,661     4,801      49,041
                          --------   -----------   -------   ---------
Net increase (decrease)    218,375   $ 2,246,598   (38,346)  $(382,596)
                          ========   ===========   =======   =========

                                  CLASS C                   CLASS Y
                          ----------------------   -------------------------
                           SHARES       AMOUNT       SHARES         AMOUNT
                          --------   -----------   ----------   ------------
Shares sold                 67,803   $   708,589    1,912,428   $ 21,397,026
Shares repurchased        (114,205)   (1,158,206)  (1,089,043)   (12,141,042)
Dividends reinvested        10,279       104,558      219,180      2,456,745
                          --------   -----------   ----------   ------------
Net increase (decrease)    (36,123)  $  (345,059)   1,042,565   $ 11,712,729
                          ========   ===========   ==========   ============

UBS HIGH YIELD FUND

                                   CLASS A                    CLASS B
                          -------------------------   ----------------------
                            SHARES        AMOUNT       SHARES       AMOUNT
                          ----------   ------------   --------   -----------
Shares sold                1,902,920   $ 13,792,311     51,129   $   372,922
Shares repurchased        (3,697,510)   (26,810,731)  (267,704)   (1,775,628)
Shares converted from
   Class B to Class A        387,287      2,817,173   (364,987)   (2,817,173)
Dividends reinvested         464,062      3,364,084     23,303       168,577
                          ----------   ------------   --------   -----------
Net decrease                (943,241)  $ (6,837,163)  (558,259)  $(4,051,302)
                          ==========   ============   ========   ===========

                                  CLASS C                   CLASS Y
                          ----------------------   -------------------------
                           SHARES       AMOUNT       SHARES        AMOUNT
                          --------   -----------   ----------   ------------
Shares sold                217,672   $ 1,570,720    3,798,542   $ 27,460,685
Shares repurchased        (631,495)   (4,603,207)  (6,824,874)   (49,884,542)
Dividends reinvested        91,108       659,270      479,895      3,488,674
                          --------   -----------   ----------   ------------
Net decrease              (322,715)  $(2,373,217)  (2,546,437)  $(18,935,183)
                          ========   ===========   ==========   ============


--------------------------------------------------------------------------------
204

THE UBS FUNDS--NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

UBS U.S. BOND FUND

                                   CLASS A               CLASS B
                          ----------------------   -------------------
                           SHARES       AMOUNT      SHARES     AMOUNT
                          --------   -----------   -------   ---------
Shares sold                894,623   $ 9,585,427    31,772   $ 341,139
Shares repurchased        (773,845)   (8,288,955)  (62,690)   (673,669)
Shares converted from
   Class B to Class A       15,385       164,785   (15,379)   (164,785)
Dividends reinvested        83,877       897,890     3,740      40,085
                          --------   -----------   -------   ---------
Net increase (decrease)    220,040   $ 2,359,147   (42,557)  $(457,230)
                          ========   ===========   =======   =========

                                CLASS C                  CLASS Y
                          -------------------   -------------------------
                           SHARES     AMOUNT      SHARES        AMOUNT
                          -------   ---------   ----------   ------------
Shares sold                18,559   $ 199,401    4,147,305   $ 44,475,902
Shares repurchased        (39,043)   (418,111)  (2,769,582)   (29,708,217)
Dividends reinvested        5,464      58,494      395,026      4,231,597
                          -------   ---------   ----------   ------------
Net increase (decrease)   (15,020)  $(160,216)   1,772,749   $ 18,999,282
                          =======   =========   ==========   ============


--------------------------------------------------------------------------------
                                                                             205

THE UBS FUNDS--REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities of The UBS Funds (comprising, respectively, UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund) (collectively the "Funds"), including the schedules of investments, as of June 30, 2006, and the related statements of operations, and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The UBS Funds at June 30, 2006, and the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP

New York, New York
August 25, 2006


--------------------------------------------------------------------------------
206

THE UBS FUNDS--GENERAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (`SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).


--------------------------------------------------------------------------------
                                                                             207

THE UBS FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 2, 2006 (the "Meeting"), the Board, consisting entirely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS U.S. Bond Fund, UBS High Yield Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS International Equity Fund and UBS Absolute Return Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as independent consultants engaged by the Board to assist in the annual Advisory Agreement review process, on May 17, 2006 and June 1, 2006 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with their deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

NATURE, EXTENT AND QUALITY OF SERVICES. In considering the nature, extent and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to the Fund. The Board noted that in addition to investment management services, the Advisor provides the Fund with operational, legal and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio


--------------------------------------------------------------------------------
208

THE UBS FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

valuations and Rule 12b-1 fees, among others. The Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements planned with respect to the compliance program, such as an upgrade to the investment guideline monitoring system. The Board noted the growth of Fund assets across the Fund complex. The Advisor described for the Board the portfolio management and research enhancements that had been undertaken over the previous year as a result of the increase in assets across the complex. The Board also discussed with the Advisor the need to ensure that the operational infrastructure at the Advisor is maintained at a level sufficient to meet the requirements of the Funds. In response to the Board's concerns, the Advisor committed to dedicating additional resources to enhance the operational infrastructure that supports the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, and the Advisor's commitment to invest in its operational infrastructure, the Board concluded that the nature, extent and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

PERFORMANCE. In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. In reviewing the Lipper Reports, the Board noted that the UBS U.S. Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large Cap Growth Fund and UBS Absolute Return Bond Fund had appeared in one of the top two performance quintiles for most applicable performance periods. At the Board's request, the Advisor addressed the performance data for the UBS High Yield Fund, UBS U.S. Small Cap Growth Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS Global Bond Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS High Yield Fund, the Advisor discussed the investments in the sectors and issuers that had a negative impact on the Fund's performance in 2005. The Advisor also noted that unlike some of the funds in its peer universe, the UBS High Yield Fund did not invest in preferred securities, REITs or the international high yield market, which affected its relative performance for the one-year period. The Board did note that the UBS High Yield Fund outperformed its performance universe median for the three-year, five-year and since inception performance periods. The Board also considered that the UBS High Yield Fund's performance was in the top quintile of performance for the first quarter of 2006.

The Advisor then discussed the factors that contributed to UBS U.S. Small Cap Growth Fund's performance by explaining that the Fund's investment strategy differs from that of many of its peers in that it concentrates on selecting high quality positions and maintaining low volatility, which affected its relative performance for the one-year performance period. The Board noted that the UBS U.S. Small Cap Growth Fund's comparative performance compared more favorably over the longer performance periods to its peers.

The Advisor also addressed the comparative performance for the UBS Global Allocation Fund by explaining that the Fund is managed more conservatively than many funds in its peer universe, which invest a larger proportion of their assets in riskier asset classes and, consequently, have greater volatility. The Advisor stated that due to market conditions, the UBS Global Allocation Fund's allocation to higher quality positions resulted in the Fund lagging the performance of its peers for the one-year performance period. The Board considered that the UBS Global Allocation Fund compared favorably with funds in its peer universe for the longer performance periods.

In addressing the performance of the UBS Global Equity Fund and UBS International Equity Fund, the Advisor discussed the long-term investment strategy of each Fund and noted that each Fund invests in issuers that the Advisor believes will have long-term growth potential. The Advisor stated that each of the UBS Global Equity


--------------------------------------------------------------------------------
                                                                             209

THE UBS FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Fund and UBS International Equity Fund lagged the performance of the funds in its respective peer universe for the one-year performance period due, in part, to an underweight in momentum-driven sectors. The Advisor directed the Board to each Fund's long-term performance, which compared more favorably to its peers.

The Advisor also addressed the comparative performance of the UBS Global Bond Fund, which had performance that lagged the funds in its peer universe during the one-year performance period. The Advisor explained that the one-year performance of many funds in the UBS Global Bond Fund's peer universe benefited from exposure to the high-yield debt and emerging markets debt asset classes in which the UBS Global Bond Fund was not invested. The Advisor noted that the Board approved changes to the UBS Global Bond Fund's strategy at the Board meeting held in March, which would permit the Fund to invest in the high yield debt and emerging markets debt asset classes in the future. The Board reviewed the UBS Global Bond Fund's performance over the longer performance periods and noted that its performance was competitive with its peers.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund and the expectations of the shareholder base.

FUND FEES AND EXPENSES. When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except UBS Global Allocation Fund and UBS U.S. Large Cap Equity Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except UBS Global Allocation Fund and UBS Global Bond Fund, had a contractual fee rate comparable to the funds in its respective expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except UBS Global Allocation Fund, had total expenses that compared favorably to the funds in its respective expense group and that UBS Global Allocation Fund's total expenses were not appreciably higher than its expense group median.

The Board noted that the management fee for the UBS Global Allocation Fund was higher than many funds in its Lipper expense group on both an actual and contractual basis, which led the Board to discuss this Fund's management fee at some length with the Advisor. The Advisor explained that two funds in the UBS Global Allocation Fund's expense group that had been reclassified by Lipper since the Lipper Reports were issued, and one fund that was significantly larger than the other funds in its Lipper expense group, had resulted in expense group comparisons that did not accurately reflect the UBS Global Allocation Fund's expenses in relation to its peers. The Board also considered that the UBS Global Allocation Fund had just reached the breakpoint at $3 billion in its management fee breakpoint schedule and that, as the Fund's assets continue to grow, the effective management fee, taking into account this last breakpoint, should decrease, which may result in the Fund's management fee being more comparable with its peers. The Board noted that, nonetheless, due to the UBS Global Allocation Fund's significant asset growth in the past year, the Fund recently had reached the final breakpoint level in its management fee breakpoint schedule. At the request of the Board, the Advisor agreed to revise the UBS Global Allocation Fund's management fee breakpoint schedule to include an additional breakpoint for assets over $6 billion.


--------------------------------------------------------------------------------
210

THE UBS FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

The Board also noted that the actual management fee for the UBS U.S. Large Cap Equity Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS U.S. Large Cap Equity Fund's management fee was reasonable considering that it was not appreciably higher than its Lipper expense group median, the Fund was in the first quintile in its expense group with respect to total expenses, and the Fund's performance was in the first quintile in its Lipper performance universe for all performance periods.

The Board then discussed the fees and expenses for the UBS Global Bond Fund. The Board noted that, while the Fund was in the fifth quintile of its Lipper expense group with respect to its contractual management fee, the Fund appeared in the first quintile and second quintile of its Lipper expense group with respect to its actual management fee and total expenses, respectively. Due to the fact that the UBS Global Bond Fund's contractual management fee was higher than the contractual management fee for its peers, the Advisor agreed to revise the UBS Global Bond Fund's management fee breakpoint schedule to lower the first breakpoint to 0.65% on the first $1.5 billion of assets. The Board concluded that the revision to UBS Global Bond Fund's management fee breakpoint schedule should result in the Fund's contractual management fee being more comparable to its peers in the future.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. With respect to each Fund subject to a one-year contractual expense limit, the Board also considered that the Advisor had agreed to renew the expense limit arrangement at the current rate for an additional one-year period. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

COSTS AND PROFITABILITY. The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to:
(i) the investment advisory and administration services provided by the Advisor and UBS Global AM (US); (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the sub-transfer agency services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US) and UBS Financial Services shown on a consolidated basis. In reviewing the cost methodology used in the profitability analysis, the Board recognized that there are a number of reasonable allocation methodologies that may be used in a profitability analysis and determined that the consultant hired by the Board should work with management to enhance the methodology used next year. In discussing the profitability analysis with the Board, the Advisor stated that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by the Advisor and its affiliates. A considerable amount of time was spent discussing the profitability to the Advisor of the UBS Global Allocation Fund and the slight increase in profitability since the previous year as compared to the increase in assets. The Advisor explained that over the past year it had enhanced the portfolio management and research services dedicated to the UBS Global Allocation Fund and that these enhancements had a dampening effect on the increased profitability that might have been expected to result form the Fund's increased assets.


--------------------------------------------------------------------------------
                                                                             211

THE UBS FUNDS--BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

In reviewing the Advisor's profitability for the UBS Global Allocation Fund, the Board also considered that the Advisor had agreed to include an additional breakpoint level in the management fee of the Fund, which could decrease the profitability of this Fund to the Advisor in the future. Also, in reviewing the profitability of each Fund, the Board considered the fact that the Advisor was prepared in the upcoming year to dedicate additional Advisor resources to improving the infrastructure for mutual fund operations. The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

ECONOMIES OF SCALE. The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to each Fund, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that with the inclusion of the additional breakpoint level for the UBS Global Allocation Fund agreed to at the Meeting, each Fund had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.


--------------------------------------------------------------------------------
212

TRUSTEE & OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

NON-INTERESTED TRUSTEES:

                                       TERM OF
                                       OFFICE +
                                         AND          PRINCIPAL
                        POSITION(S)   LENGTH OF     OCCUPATION(S)      NUMBER OF PORTFOLIOS
                         HELD WITH       TIME        DURING PAST          IN FUND COMPLEX            OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE      TRUST        SERVED         5 YEARS          OVERSEEN BY TRUSTEE            HELD BY TRUSTEE
---------------------   -----------   ----------   ---------------   ------------------------   -----------------------------
Walter E. Auch          Trustee       Since 1994   Mr. Auch is       Mr. Auch is a trustee of   Mr. Auch is a
6001 N. 62nd Place                                 retired (since    three investment           Trustee/Director of Advisors
Paradise Valley, AZ                                1986).            companies (consisting of   Series Trust (16 portfolios);
85253                                                                55 portfolios) for which   Smith Barney Fund Complex (12
Age: 85                                                              UBS Global AM (Americas)   portfolios); Nicholas
                                                                     or one of its affiliates   Applegate Institutional Funds
                                                                     serves as investment       (15 portfolios); and Chairman
                                                                     advisor, sub-advisor or    of the Board of Sound
                                                                     manager.                   Surgical Technologies.

Frank K. Reilly         Chairman      Since 1993   Mr. Reilly is a   Mr. Reilly is a director   Mr. Reilly is a Director of
Mendoza College of      and                        Professor at      or trustee of four         Discover Bank; Morgan Stanley
Business                Trustee                    the University    investment companies       Trust and FSB.
University of Notre                                of Notre Dame     (consisting of 56
Dame                                               since 1982.       portfolios) for which
Notre Dame, IN                                                       UBS Global AM (Americas)
46556-5649                                                           or one of its affiliates
Age: 70                                                              serves as investment
                                                                     advisor, sub-advisor or
                                                                     manager.


--------------------------------------------------------------------------------
                                                                             213

TRUSTEE & OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                        TERM OF
                                       OFFICE +
                                          AND           PRINCIPAL
                        POSITION(S)    LENGTH OF      OCCUPATION(S)       NUMBER OF PORTFOLIOS
                         HELD WITH       TIME          DURING PAST          IN FUND COMPLEX         OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE      TRUST        SERVED           5 YEARS          OVERSEEN BY TRUSTEE         HELD BY TRUSTEE
---------------------   -----------   ----------   ------------------   -----------------------   -----------------------
Edward M. Roob          Trustee       Since 1994   Mr. Roob is          Mr. Roob is a director    None.
841 Woodbine Lane                                  retired (since       or trustee of four
Northbrook, IL 60002                               1993).               investment companies
Age: 71                                                                 (consisting of 56
                                                                        portfolios) for which
                                                                        UBS Global AM
                                                                        (Americas) or one of
                                                                        its affiliates serves
                                                                        as investment advisor,
                                                                        sub-advisor or manager.

Adela Cepeda            Trustee       Since 2004   Ms. Cepeda is        Ms. Cepeda is a           Ms. Cepeda is a
A.C. Advisory, Inc.                                founder and          director or trustee of    director of Lincoln
161 No. Clark Street,                              president of A.C.    four investment           National Income Fund,
Suite 4975                                         Advisory, Inc.       companies (consisting     Inc. (since 1992) and
Chicago, IL 60601                                  (since 1995).        of 56 portfolios) for     MGI Funds (7
Age: 48                                                                 which UBS Global AM       portfolios) (since
                                                                        (Americas) or one of      2005). She is also a
                                                                        its affiliates serves     Director of Amalgamated
                                                                        as investment advisor,    Bank of Chicago (since
                                                                        sub-advisor or manager.   2003).

J. Mikesell Thomas      Trustee       Since 2004   Mr. Thomas is        Mr. Thomas is a           Mr. Thomas is a
Federal Home Loan                                  President and CEO    director or trustee of    director and chairman
Bank of Chicago                                    of Federal Home      four investment           of the Audit Committee
111 East Wacker Drive                              Loan Bank of         companies (consisting     for Evanston
Chicago, IL 60601                                  Chicago (since       of 56 portfolios) for     Northwestern
Age: 55                                            2004). Mr. Thomas    which UBS Global AM       Healthcare.
                                                   was an independent   (Americas) or one of
                                                   financial advisor    its affiliates serves
                                                   (2001 to 2004). He   as investment advisor,
                                                   was managing         sub-advisor or manager.
                                                   director of Lazard
                                                   Freres & Co. (1995
                                                   to 2001).


--------------------------------------------------------------------------------
214

TRUSTEE & OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS:

                                          TERM OF
                        POSITION(S)      OFFICE +
                         HELD WITH     AND LENGTH OF
NAME, ADDRESS AND AGE    THE TRUST      TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------   -----------   --------------   ----------------------------------------------------------
Joseph J. Allessie*     Vice          Since 2005       Mr. Allessie is a director and deputy general counsel at
Age: 41                 President                      UBS Global AM (US) and UBS Global AM (Americas)
                        and                            (collectively, "UBS Global AM - Americas region) (since
                        Assistant                      2005). Prior to joining UBS Global AM - Americas region,
                        Secretary                      he was senior vice president and general counsel of Kenmar
                                                       Advisory Corp. (from 2004 to 2005). Prior to that Mr.
                                                       Allessie was general counsel and secretary of GAM USA
                                                       Inc., GAM Investments, GAM Services, GAM Funds, Inc. and
                                                       the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is
                                                       a vice president and assistant secretary of 20 investment
                                                       companies (consisting of 91 portfolios) for which UBS
                                                       Global AM - Americas region or one of its affiliates
                                                       serves as investment advisor, sub-advisor or manager.

W. Douglas Beck*        President     Since 2005       Mr. Beck is an executive director and head of product
Age: 39                                                development and management for UBS Global AM - Americas
                                                       region (since 2002). From March 1998 to November 2002, he
                                                       held various positions at Merrill Lynch, the most recent
                                                       being first vice president and co-manager of the managed
                                                       solutions group. Mr. Beck is president of 20 investment
                                                       companies (consisting of 91 portfolios) for which UBS
                                                       Global AM - Americas region or one of its affiliates
                                                       serves as investment advisor, sub-advisor or manager, and
                                                       was vice president of such investment companies from 2003
                                                       to 2005.

Rose Ann Bubloski*;     Vice          Since 2004       Ms. Bubloski is an associate director (since 2003) and a
Age: 38                 President                      senior manager of the mutual fund finance department of
                        and                            UBS Global AM - Americas region. Ms. Bubloski is vice
                        Assistant                      president and assistant treasurer of four investment
                        Treasurer                      companies (consisting of 56 portfolios) for which UBS
                                                       Global AM - Americas region or one of its affiliates
                                                       serves as investment advisor, sub-advisor or manager.


--------------------------------------------------------------------------------
                                                                             215

TRUSTEE & OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                          TERM OF
                                         OFFICE +
                                            AND
                        POSITION(S)      LENGTH OF
                         HELD WITH         TIME                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    THE TRUST        SERVED                           DURING PAST 5 YEARS
---------------------   -----------   --------------   ----------------------------------------------------------
Thomas Disbrow*         Vice          Since 2000       Mr. Disbrow is a director (since 2001), head of retail
Age: 40                 President     and 2004,        mutual fund operations and co-head of the mutual fund
                        and           respectively     finance department (since 2004) of UBS Global AM -
                        Assistant                      Americas region. Mr. Disbrow is vice president and
                        Treasurer                      treasurer of 16 investment companies (consisting of 35
                                                       portfolios) and vice president and assistant treasurer of
                                                       four investment companies (consisting of 56 portfolios)
                                                       for which UBS Global AM - Americas region or one of its
                                                       affiliates serves as investment advisor, sub-advisor or
                                                       manager.

Mark F. Kemper**        Vice          Since 1999       Mr. Kemper is general counsel of UBS Global AM - Americas
Age: 48                 President     and 2004,        region (since 2004). Mr. Kemper is also a managing
                        and           respectively     director of UBS Global AM - Americas region (since 2006).
                        Secretary                      He was deputy general counsel of UBS Global AM (Americas)
                                                       from July 2001 to July 2004. He has been secretary of UBS
                                                       Global AM - Americas region since 1999 and assistant
                                                       secretary of UBS Global Asset Management Trust Company
                                                       since 1993. Mr. Kemper is secretary of UBS Global AM -
                                                       Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 91 portfolios) for which UBS Global AM - Americas region or
                                                       one of its affiliates serves as investment advisor,
                                                       sub-advisor or manager.

Tammie Lee*             Vice          Since 2005       Ms. Lee is a director and associate general counsel of UBS
Age: 35                 President                      Global AM - Americas region (since 2005). Prior to joining
                        and                            UBS Global AM - Americas region, she was vice president
                        Assistant                      and counsel at Deutsche Asset Management/Scudder
                        Secretary                      Investments from 2003 to 2005. Prior to that she was
                                                       assistant vice president and counsel at Deutsche Asset
                                                       Management/Scudder Investments from 2000 to 2003. Ms. Lee
                                                       is a vice president and assistant secretary of 20
                                                       investment companies (consisting of 91 portfolios) for
                                                       which UBS Global AM - Americas region or one of its
                                                       affiliates serves as investment advisor, sub-advisor or
                                                       manager.


--------------------------------------------------------------------------------
216

TRUSTEE & OFFICER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

                                          TERM OF
                                         OFFICE +
                                            AND
                        POSITION(S)      LENGTH OF
                         HELD WITH         TIME                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE    THE TRUST        SERVED                           DURING PAST 5 YEARS
---------------------   -----------   --------------   ----------------------------------------------------------
Joseph T. Malone*       Vice          Since 2001       Mr. Malone is a director (since 2001) and co-head of the
Age: 38                 President,    (Vice            mutual fund finance department (since 2004) of UBS Global
                        Treasurer     President) and   AM - Americas region. From August 2000 through June 2001,
                        and           since 2004       he was controller at AEA Investors Inc. Mr. Malone is the
                        Principal     (Treasurer and   vice president and assistant treasurer of 16 investment
                        Accounting    Principal        companies (consisting of 35 portfolios) and vice
                        Officer       Accounting       president, treasurer and principal accounting officer of
                                      Officer)         four investment companies (consisting of 56 portfolios)
                                                       for which UBS Global AM - Americas region or one of its
                                                       affiliates serves as investment advisor, sub-advisor or
                                                       manager.

Joseph McGill*          Vice          Since 2004       Mr. McGill is managing director (since 2006) and chief
Age: 44                 President                      compliance officer at UBS Global AM - Americas region
                        and Chief                      (since 2003). Prior to joining UBS Global AM - Americas
                        Compliance                     region, he was assistant general counsel at J.P. Morgan
                        Officer                        Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20
                                                       investment companies (consisting of 91 portfolios) for
                                                       which UBS Global AM - Americas region or one of its
                                                       affiliates serves as investment advisor, sub- advisor or
                                                       manager.

Eric Sanders*           Vice          Since 2005       Mr. Sanders is a director and associate general counsel of
Age: 40                 President                      UBS Global AM - Americas Region (since 2005). From 1996
                        and                            until June 2005, he held various positions at Fred Alger &
                        Assistant                      Company, Incorporated, the most recent being assistant
                        Secretary                      vice president and associate general counsel. Mr. Sanders
                                                       is a vice president and assistant secretary of 20
                                                       investment companies (consisting of 91 portfolios) for
                                                       which UBS Global AM - Americas region or one of its
                                                       affiliates serves as investment advisor, sub-advisor or
                                                       manager.

Keith A. Weller*        Vice          Since 2004       Mr. Weller is an executive director and senior associate
Age: 45                 President                      general counsel of UBS Global AM - Americas region (since
                        and                            2005) and has been an attorney with affiliated entities
                        Assistant                      since 1995. Mr. Weller is a vice president and assistant
                        Secretary                      secretary of 20 investment companies (consisting of 91
                                                       portfolios) for which UBS Global AM - Americas region or
                                                       one of its affiliates serves as investment advisor,
                                                       sub-advisor or manager.

+ Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

*    This person's business address is 51 West 52nd Street, New York, NY
     10019-6114.

**   This person's business address is One North Wacker Drive, Chicago, IL
     60606.


--------------------------------------------------------------------------------
                                                                             217

THE UBS FUNDS--FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

For the year ended June 30, 2006, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

                                       DIVIDENDS        20%
                                        RECEIVED     LONG-TERM    FOREIGN TAX
                                       DEDUCTION   CAPITAL GAIN      CREDIT
                                       ---------   ------------   -----------
UBS Dynamic Alpha Fund                      --     $  4,878,805           --
UBS Global Allocation Fund               25.96%     111,143,459           --
UBS Global Equity Fund                   96.89               --     $242,358
UBS International Equity Fund               --        4,706,815      286,348
UBS U.S. Large Cap Equity Fund           82.87        7,141,858           --
UBS U.S. Large Cap Growth Fund           98.62               --           --
UBS U.S. Large Cap Value Equity Fund     92.17        9,935,393           --
UBS U.S. Small Cap Growth Fund          100.00       13,307,966           --
UBS Absolute Return Bond Fund               --          234,389           --

In addition, for the year ended June 30, 2006, gross income derived from sources within foreign countries amounted to $6,081,631 for UBS Global Equity Fund and $4,366,216 for UBS International Equity Fund.

For the year ended June 30, 2006, the percentage of income earned from direct treasury obligations approximately amounted to the following:

                                                              DIRECT TREASURY
                                                                OBLIGATIONS
                                                              ---------------
UBS Global Allocation Fund                                         18.36%
UBS Absolute Return Bond Fund                                       6.27
UBS Global Bond Fund                                               21.93
UBS U.S. Bond Fund                                                 30.73


--------------------------------------------------------------------------------
218

[UBS Global Asset Management LOGO]

UBS GLOBAL ASSET MANAGEMENT(AMERICAS) INC.
One North Wacker Drive
Chicago, IL 60606


TUF706.3391C  S827  06-0389  8/06

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a "Code of Conduct" to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has determined that the following person serving on the registrant's Audit Committee is an "audit committee financial expert" as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a)  AUDIT FEES:

          For the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $492,350 and $431,000, respectively.

          Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

     (b)  AUDIT-RELATED FEES:

          In each of the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $19,800 and $17,500, respectively.

          Fees included in the audit-related category are those associated with
          (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements.

          There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (c)  TAX FEES:

          In each of the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $55,698 and $7,500, respectively.

          Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for review of tax returns.

          There were no tax fees required to be approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (d)  ALL OTHER FEES:

          In each of the fiscal years ended June 30, 2006 and June 30, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

          Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

          There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

     (e)  (1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES:

          The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant's operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

          The registrant's Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee's consideration of non-audit services by the registrant's auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant's auditors to the registrant's investment adviser or any entity that it controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

          All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

     (e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

                    AUDIT-RELATED FEES:

                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                    TAX FEES:

                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

                    ALL OTHER FEES:

                    There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant.

                    There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2006 and June 30, 2005 on behalf of the registrant's service providers that relate directly to the operations and financial reporting of the registrant.

     (f) According to E&Y, for the fiscal year ended June 30, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was less than 50%.

     (g) For the fiscal years ended June 30, 2006 and June 30, 2005, the aggregate fees billed by E&Y of $2,288,990 and $2,578,479, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

                                    2006         2005
                                 ----------   ----------
          Covered Services       $   75,498   $   25,000
          Non-Covered Services   $2,213,492   $2,553,479

     (h) The registrant's audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a "Code of Conduct") is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant's Report on Form N-CSR filed September 7, 2004 (Accession Number: 0001047469-04-028138)(SEC File No. 811-06637).

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds


By: /s/ W. Douglas Beck
    --------------------------------
    W. Douglas Beck
    President

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ W. Douglas Beck
    --------------------------------
    W. Douglas Beck
    President

Date: September 8, 2006


By: /s/ Joseph T. Malone
    --------------------------------
    Joseph T. Malone
    Treasurer & Principal Accounting
    Officer

Date: September 8, 2006